Execution Version 213264226_7 SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 16, 2025 among SIMPSON MANUFACTURING CO., INC., as Borrower, The Subsidiaries of Borrower Party Hereto, as Guarantors, The Financial Institutions Party Hereto, as Lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swing Line Lender and L/C Issuer WELLS FARGO SECURITIES, LLC, As Left Lead Arranger and Left Bookrunner U.S. BANK NATIONAL ASSOCIATION, As Joint Lead Arranger, Joint Bookrunner and Syndication Agent

TABLE OF CONTENTS Page i 213264226_7 ARTICLE I CERTAIN DEFINED TERMS; CERTAIN RULES OF CONSTRUCTION ......................... 1 Section 1.01 Certain Defined Terms ................................................................................... 1 Section 1.02 Certain Rules of Construction ...................................................................... 47 ARTICLE II CREDIT EXTENSIONS ...................................................................................................... 55 Section 2.01 Revolving Credit Loans; Initial Term Loan; Incremental Term Loans........ 55 Section 2.02 Procedures for Borrowing ............................................................................ 56 Section 2.03 Letters of Credit ........................................................................................... 58 Section 2.04 Swing Line Loans ......................................................................................... 66 Section 2.05 Payments and Prepayments .......................................................................... 68 Section 2.06 Termination or Reduction of Aggregate Revolving Credit Commitments ............................................................................................... 71 Section 2.07 Final Repayment of Revolving Credit Loans; Swing Loans; Initial Term Loans; and Incremental Term Loans .................................................. 72 Section 2.08 Interest; Applicable Margins ........................................................................ 72 Section 2.09 Fees .............................................................................................................. 74 Section 2.10 Computations of Interest and Fees ............................................................... 74 Section 2.11 Evidence of Indebtedness ............................................................................. 75 Section 2.12 Payments Generally; Right of Administrative Agent to Make Deductions Automatically ............................................................................ 75 Section 2.13 Sharing of Payments ..................................................................................... 77 Section 2.14 Increase in Aggregate Commitments ........................................................... 78 Section 2.15 Cash Collateral ............................................................................................. 81 ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY ...................................................... 82 Section 3.01 Taxes ............................................................................................................ 82 Section 3.02 Illegality ....................................................................................................... 85 Section 3.03 Inability to Determine Rates ........................................................................ 86 Section 3.04 Increased Costs ............................................................................................. 90 Section 3.05 Compensation for Losses ............................................................................. 91 Section 3.06 Mitigation Obligations; Additional L/C Issuer............................................. 91 Section 3.07 Defaulting Lenders ....................................................................................... 92 Section 3.08 Replacement of Lenders ............................................................................... 94 Section 3.09 Survival ........................................................................................................ 95 ARTICLE IV CONDITIONS PRECEDENT ............................................................................................ 95 Section 4.01 Conditions to the Effectiveness of this Agreement ...................................... 95

TABLE OF CONTENTS (continued) Page ii 213264226_7 Section 4.02 Conditions to All Credit Extensions ............................................................. 98 ARTICLE V REPRESENTATIONS AND WARRANTIES .................................................................... 99 Section 5.01 Corporate Existence and Power ................................................................... 99 Section 5.02 Corporate Authorization; No Contravention ................................................ 99 Section 5.03 Governmental Authorization; Compliance with Laws ................................. 99 Section 5.04 Outbound Investment ................................................................................. 100 Section 5.05 Binding Effect ............................................................................................ 100 Section 5.06 Litigation .................................................................................................... 100 Section 5.07 ERISA Compliance .................................................................................... 100 Section 5.08 Use of Proceeds .......................................................................................... 102 Section 5.09 Environmental Compliance ........................................................................ 102 Section 5.10 Title to Properties ....................................................................................... 102 Section 5.11 Taxes .......................................................................................................... 102 Section 5.12 Financial Condition; No Material Adverse Effect; No Event of Default ........................................................................................................ 102 Section 5.13 Margin Regulations; Regulated Entities ..................................................... 103 Section 5.14 Intellectual Property ................................................................................... 103 Section 5.15 Capitalization and Subsidiaries .................................................................. 103 Section 5.16 Labor Relations .......................................................................................... 103 Section 5.17 Solvency ..................................................................................................... 104 Section 5.18 Anti-Corruption Laws; Anti-Money Laundering Laws; Sanctions and Outbound Investment Rules ....................................................................... 104 Section 5.19 Insurance .................................................................................................... 104 Section 5.20 Senior Indebtedness Status ......................................................................... 104 Section 5.21 Full Disclosure ........................................................................................... 104 Section 5.22 Affected Financial Institutions ................................................................... 105 ARTICLE VI AFFIRMATIVE COVENANTS ...................................................................................... 105 Section 6.01 Financial Statements .................................................................................. 105 Section 6.02 Other Information ....................................................................................... 106 Section 6.03 Notices ........................................................................................................ 107 Section 6.04 Preservation of Existence and Entitlements ............................................... 108 Section 6.05 Maintenance of Properties .......................................................................... 108 Section 6.06 Maintenance of Insurance .......................................................................... 108

TABLE OF CONTENTS (continued) Page iii 213264226_7 Section 6.07 Compliance with Laws ............................................................................... 109 Section 6.08 Books and Records ..................................................................................... 109 Section 6.09 Inspection Rights ........................................................................................ 109 Section 6.10 Covenant to Guarantee Obligations ........................................................... 109 Section 6.11 Payment of Obligations .............................................................................. 109 Section 6.12 Further Assurances ..................................................................................... 110 Section 6.13 Compliance with Anti-Corruption Laws, Beneficial Ownership Regulation, Anti-Money Laundering Laws and Sanctions ........................ 110 ARTICLE VII NEGATIVE COVENANTS ............................................................................................ 110 Section 7.01 Liens ........................................................................................................... 110 Section 7.02 Investments................................................................................................. 113 Section 7.03 Indebtedness ............................................................................................... 115 Section 7.04 Fundamental Changes ................................................................................ 118 Section 7.05 Restricted Payments ................................................................................... 119 Section 7.06 Sale-Leaseback Transactions ..................................................................... 119 Section 7.07 Transactions with Affiliates ....................................................................... 120 Section 7.08 Burdensome Agreements ........................................................................... 120 Section 7.09 Use of Proceeds .......................................................................................... 121 Section 7.10 Maintenance of Business ............................................................................ 122 Section 7.11 Amendments of Organization Documents ................................................. 122 Section 7.12 Accounting Changes .................................................................................. 122 Section 7.13 Prepayments and Modifications of Subordinated Debt .............................. 122 Section 7.14 Financial Covenants ................................................................................... 123 Section 7.15 Limitations Regarding Outbound Investment Rules .................................. 123 ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES ................................................................. 123 Section 8.01 Events of Default ........................................................................................ 123 Section 8.02 Waivers of Events of Defaults.................................................................... 125 Section 8.03 Remedies Upon Event of Default ............................................................... 125 Section 8.04 Application of Funds .................................................................................. 126 ARTICLE IX ADMINISTRATIVE AGENT .......................................................................................... 128 Section 9.01 Appointment and Authorization of Administrative Agent ......................... 128 Section 9.02 Rights as a Lender ...................................................................................... 128 Section 9.03 Exculpatory Provisions .............................................................................. 128

TABLE OF CONTENTS (continued) Page iv 213264226_7 Section 9.04 Reliance by Administrative Agent ............................................................. 129 Section 9.05 Delegation of Duties ................................................................................... 130 Section 9.06 Resignation of Administrative Agent ......................................................... 130 Section 9.07 Non-Reliance on Administrative Agent and Other Lenders ...................... 131 Section 9.08 No Other Duties, Etc .................................................................................. 132 Section 9.09 Administrative Agent May File Proofs of Claim ....................................... 132 Section 9.10 Guaranty Matters ........................................................................................ 133 Section 9.11 Legal Representation of Administrative Agent .......................................... 133 Section 9.12 Certain ERISA Matters .............................................................................. 133 Section 9.13 Erroneous Payments ................................................................................... 134 ARTICLE X GENERAL PROVISIONS ................................................................................................. 135 Section 10.01 Amendments, Etc ....................................................................................... 135 Section 10.02 Notices; Effectiveness; Electronic Communications ................................. 138 Section 10.03 No Waiver; Cumulative Remedies; Enforcement ...................................... 141 Section 10.04 Expenses; Indemnity; Damage Waiver ...................................................... 141 Section 10.05 Marshalling; Payments Set Aside............................................................... 143 Section 10.06 Successors and Assigns .............................................................................. 144 Section 10.07 Treatment of Certain Information; Confidentiality .................................... 148 Section 10.08 Right of Setoff ............................................................................................ 149 Section 10.09 Interest Rate Limitation .............................................................................. 149 Section 10.10 Counterparts; Integration; Effectiveness; Electronic Execution ................ 149 Section 10.11 Survival of Representations and Warranties .............................................. 150 Section 10.12 Severability................................................................................................. 150 Section 10.13 Lender-Creditor Relationship ..................................................................... 151 Section 10.14 USA PATRIOT Act Notice ........................................................................ 151 Section 10.15 Guaranty ..................................................................................................... 151 Section 10.16 Governing Law; Jurisdiction; Etc ............................................................... 158 Section 10.17 Waiver of Right to Jury Trial ..................................................................... 158 Section 10.18 Judgment Currency .................................................................................... 159 Section 10.19 Cashless Settlement .................................................................................... 160 Section 10.20 No Advisory or Fiduciary Responsibility .................................................. 160 Section 10.21 Acknowledgement and Consent to Bail-In of Affected Financial Institutions .................................................................................................. 161

TABLE OF CONTENTS (continued) Page v 213264226_7 Section 10.22 PATRIOT Act ............................................................................................ 161 Section 10.23 Acknowledgement Regarding Any Supported QFCs................................. 161 Section 10.24 Amendment and Restatement; No Novation .............................................. 162

vi 213264226_7 SCHEDULES 1.01 Existing Letters of Credit 2.01 Lenders; Commitments; Percentage Shares 5.06 Litigation 5.07 Pension Plans 5.09 Environmental 5.15, Part (a) Equity Interests 5.15, Part (b) Investments 7.01 Existing Liens 7.02 Existing Investments 7.03 Existing Indebtedness 7.07 Transactions with Affiliates 7.08 Burdensome Agreements 10.02 Administrative Agent’s Office; Certain Addresses for Notices EXHIBITS A Form of Assignment and Assumption B Form of Compliance Certificate C Form of Joinder Agreement D Form of Loan Notice E-1 Form of Revolving Loan Note E-2 Form of Swing Line Loan Note E-3 Form of Term Loan Note F Form of Swing Line Loan Notice G-1 Form of U.S. Tax Compliance Certificate G-2 Form of U.S. Tax Compliance Certificate G-3 Form of U.S. Tax Compliance Certificate G-4 Form of U.S. Tax Compliance Certificate H Subordination Provisions

213264226_7 SECOND AMENDED AND RESTATED CREDIT AGREEMENT This SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), dated as of December 16, 2025, is entered among SIMPSON MANUFACTURING CO., INC., a Delaware corporation, as borrower (“Borrower”), the Guarantors party hereto (including for the purposes of Section 10.15), the several financial institutions party to this Agreement as Lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its separate capacities as Swing Line Lender and L/C Issuer and as Administrative Agent, for the benefit of the Credit Parties. RECITALS A. Borrower is party to that certain amended and restated credit agreement dated as of March 30, 2022, among Borrower, the Subsidiaries of Borrower party thereto, the financial institutions party thereto as lenders and Wells Fargo, as administrative agent, swing line lender and l/c issuer (as amended, restated, amended and restated, supplemented or otherwise modified from time to time and prior to the Closing Date (as defined below), the “Existing Credit Agreement”). B. Borrower has requested that the Lending Parties amend and restate the Existing Credit Agreement and make certain Credit Extensions available to Borrower, for Borrower’s benefit and for the benefit of each of the other Loan Parties. C. The Lending Parties have agreed to amend and restate the Existing Credit Agreement and make such Credit Extensions available to Borrower, for Borrower’s benefit and for the benefit of each of the other Loan Parties, each of which is a direct or indirect wholly-owned Subsidiary of Borrower, but only on the terms and provisions, subject to the conditions and in reliance on the representations and warranties set forth below. NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows: AGREEMENT ARTICLE I CERTAIN DEFINED TERMS; CERTAIN RULES OF CONSTRUCTION Section 1.01 Certain Defined Terms. As used in this Agreement, the following terms will mean the following: “Acquisition” means any transaction or series of related transactions resulting, directly or indirectly, in (a) the acquisition by any Loan Party or any Subsidiary of any Loan Party of (i) all or substantially all of the assets of another Person or (ii) any business unit or division of another Person, (b) the acquisition by any Loan Party or any Subsidiary of any Loan Party of the Equity Interests of another Person resulting in the acquiring Person having the ability to Control the acquired Person, or otherwise causing any other Person to become a Subsidiary of such Person or (c) a merger or consolidation, or any other combination, of any Loan Party or any Subsidiary of any Loan Party with another Person (other than a Person that is a wholly-owned Subsidiary) in which any Loan Party or any Subsidiary of a Loan Party is the surviving Person. “Acquisition Consideration” means consideration paid or payable in Cash or other property, including the issuance of Equity Interests of Borrower or any of its Subsidiaries (with the value of such

2 213264226_7 other property determined as of the closing date of such Acquisition) in connection with such Acquisition or series of related Acquisitions (including any deferred portion thereof constituting Deferred Purchase Price Obligations). “Additional Commitment Documentation” has the meaning given such term in Section 2.14(d). “Additional Commitments Effective Date” has the meaning given such term in Section 2.14(b). “Additional Revolving Credit Commitment” means the commitment of an Additional Revolving Credit Lender to make Additional Revolving Credit Loans pursuant to Section 2.14. “Additional Revolving Credit Lender” means, at any time, any lender providing an Additional Revolving Credit Commitment, other than any such Person that thereafter ceases to be a party hereto pursuant to an Assignment and Assumption. “Additional Revolving Credit Loans” means any loans made in respect of Additional Revolving Credit Commitments. “Adjusted Eurocurrency Rate” means, as to any Loan denominated in any applicable Currency not bearing interest based on an RFR (which, as of the Closing Date, shall mean each of the Currencies identified in clause (a) of the definition of “Alternative Currency”, other than Sterling and Swiss Francs) for any Interest Period, a rate per annum determined by Administrative Agent pursuant to the following formula: “Administrative Agent” means, at any time, the administrative agent for the Credit Parties under the Loan Documents as appointed pursuant to Article IX (which, initially, is Wells Fargo). “Administrative Agent’s Office” means Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as Administrative Agent may from time to time notify Borrower and each Lending Party. “Administrative Detail Form” means an administrative detail form in a form supplied by, or otherwise acceptable to, Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified (excluding any trustee under, or any committee with responsibility for administering, any Employee Benefit Plan). “Aggregate Commitments” means, at any time, the sum of: (a) the Aggregate Revolving Credit Commitments plus (b) the Aggregate Initial Term Loan Commitments plus (c) if applicable, the Aggregate Incremental Term Loan Commitments. Adjusted Eurocurrency Rate = Eurocurrency Rate for such Currency for such Interest Period 1.00-Eurocurrency Reserve Percentage

3 213264226_7 “Aggregate Incremental Term Loan Commitments” means, at any time, the combined Incremental Term Loan Commitments of all Incremental Term Loan Lenders. “Aggregate Initial Term Loan Commitments” means at any time, the combined Initial Term Loan Commitments of all Lenders. As of the Closing Date, the Aggregate Initial Term Loan Commitments of all Lenders is $300,000,000. “Aggregate Revolving Credit Commitments” means, at any time, the combined Revolving Credit Commitments of all Lenders. As of the Closing Date, the Aggregate Revolving Credit Commitments of all Lenders is $600,000,000. “Agreement” means this Second Amended and Restated Credit Agreement. “Alternative Currency” means (a) Sterling, Euros, Hong Kong Dollars, Yen, Swiss Francs and (b) each additional Alternative Currency (other than Dollars) that is approved from time to time in accordance with Section 1.02(l), in each case to the extent no central bank or other governmental authorization in the country of issue of such Currency is required to give authorization for the use of such Currency by any Lender for making Loans unless such authorization has been obtained and remains in full force and effect. “Alternative Currency Available Credit” means, as of any date of determination, the lesser of (a) $350,000,000 less (i) the Dollar Equivalent of the aggregate of all Eurocurrency Rate Loans and RFR Loans then outstanding that are Revolving Credit Loans and denominated in an Alternative Currency and (ii) the Dollar Equivalent of the aggregate of all Credit Obligations then outstanding in respect of Credits denominated in an Alternative Currency, and (b) the amount by which (A) the Aggregate Revolving Credit Commitments then in effect exceeds (B) the Total Revolving Credit Outstandings as of such date. “Alternative Currency Equivalent” means, subject to Section 1.02(m), for any amount, at the time of determination thereof, with respect to any amount expressed in Dollars, the equivalent of such amount thereof in the applicable Alternative Currency as determined by Administrative Agent in its sole discretion by reference to the most recent Spot Rate (as determined as of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption, including the United States Foreign Corrupt Practices Act of 1977 and the rules and regulations thereunder and the U.K. Bribery Act 2010 and the rules and regulations thereunder. “Anti-Money Laundering Laws” means any and all laws, statutes, regulations or obligatory government orders, decrees, ordinances or rules applicable to Borrower or its Subsidiaries related to terrorism financing, money laundering, any predicate crime to money laundering or any financial record keeping, including any applicable provision of the PATRIOT Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959). “Applicable Margin” means, at any time with respect to, and as included in the computation of the rate of interest for Eurocurrency Rate Loans, RFR Loans or Base Rate Loans, or in the computation of Credit Fees, or in the computation of Revolving Credit Facility Fees, as the context requires and as otherwise provided in this Agreement, the applicable rate percentage per annum set forth in the applicable grid below, each such percentage being based, subject to Section 2.08(d), upon the corresponding Consolidated Net Leverage Ratio maintained by Borrower, measured as of the end of the most recent Fiscal

4 213264226_7 Period for which Borrower has furnished a Compliance Certificate to Administrative Agent and the Lenders pursuant to Section 6.01(c): Revolving Credit Loans, Credit Fees and Revolving Credit Facility Fees: Pricing Level (Tier) Consolidated Net Leverage Ratio Applicable Margin for Eurocurrency Rate Loans and RFR Loans not denominated in Sterling (Revolving Credit Loans and Credit Fees) Applicable Margin for RFR Loans denominated in Sterling (Revolving Credit Loans) Applicable Margin for Base Rate Loans (Revolving Credit Loans and Swing Line Loans) Applicable Margin for Revolving Credit Facility Fees I Less than 0.75:1.00 0.65% 0.6826% 0.00% 0.10% II Equal to or greater than 0.75:1.00 and less than 1.25:1.00 0.90% 0.9326% 0.00% 0.10% III Equal to or greater than 1.25:1.00 and less than 2.00:1.00 1.125% 1.1576% 0.125% 0.125% IV Equal to or greater than 2.00:1.00 and less than 2.75:1.00 1.30% 1.3326% 0.30% 0.20% V Equal to or greater than 2.75:1.00 1.50% 1.5326% 0.50% 0.25% Initial Term Loans: Pricing Level (Tier) Consolidated Net Leverage Ratio Applicable Margin for Eurocurrency Rate Loans, Daily Simple SOFR Loans and Term SOFR Loans Applicable Margin for Base Rate Loans I Less than 0.75:1.00 0.75% 0.00% II Equal to or greater than 0.75:1.00 and less than 1.25:1.00 1.00% 0.00% III Equal to or greater than 1.25:1.00 and less than 2.00:1.00 1.25% 0.25% IV Equal to or greater than 2.00:1.00 and less than 2.75:1.00 1.50% 0.50% V Equal to or greater than 2.75:1.00 1.75% 0.75% The Applicable Margin with respect to any Incremental Term Loans shall be the rate per annum set forth in the relevant Additional Commitment Documentation. Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Margin for any period and at any time will be subject to the provisions of Section 2.08(d).

5 213264226_7 “Applicable Time” means, with respect to any Borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be reasonably determined by Administrative Agent to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arrangers” means, collectively, the Left Lead Arranger and U.S. Bank National Association as the joint lead arrangers for the transactions contemplated by the Loan Documents. “Assignment and Assumption” means an assignment and assumption entered into by a Lending Party and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by Administrative Agent, in substantially the form of Exhibit A or any other form approved by Administrative Agent. “Attributable Debt” means, on any date of determination, (a) in respect of any Finance Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Finance Lease. “Automatic Extension Credit” means a Credit that has automatic extension provisions. “Availability Period” means the period from the Closing Date to the date that is (a) for Revolving Credit Loans, five (5) Business Days, and (b) for Swing Line Loans, one Business Day, in each case prior to the Revolving Credit Maturity Date. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark for any Currency, as applicable, if the then-current Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an Interest Period pursuant to this Agreement, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 3.03(c)(iv). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank Undertaking” means any independent undertaking of L/C Issuer within the meaning of, and complying with the requirements of, 12 C.F.R. §7.1016 as to which the issuer’s obligation to honor depends upon the presentation of specified documents and not upon non-documentary conditions or resolution of

6 213264226_7 any questions of fact or law, issued hereunder pursuant to Section 2.03. Bank Undertakings may be issued in Dollars or an Alternative Currency as permitted by this Agreement. “Bankruptcy Code” means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. Sections 101 et seq.), and the Bankruptcy Rules promulgated thereunder. “Base Rate” means, for any day, the highest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Rate for such day plus one half of one percent (0.50%) or (c) Daily Simple SOFR in effect on such day plus the difference between the Applicable Margin for Eurocurrency Rate Loans and for Base Rate Loans for the then applicable pricing tier; each change in the Base Rate shall take effect with the corresponding change or changes in the Prime Rate, the Federal Funds Rate Prime Rate, or Daily Simple SOFR, as the case may be (provided that the foregoing clause (c) shall not be applicable during any period in which Daily Simple SOFR is unavailable or unascertainable). “Base Rate Loan” means a Loan that bears interest based upon the Base Rate. “Benchmark” means, initially, with respect to any (a) Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, SOFR or Term SOFR Reference Rate, as applicable; provided that if a Benchmark Transition Event has occurred with respect to SOFR or Term SOFR Reference Rate, as applicable, or the applicable then-current Benchmark for Dollars, then “Benchmark” means, with respect to such Obligations, interest, fees, commissions or other amounts, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.03(c)(i), (b) Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Sterling or Swiss Francs, the Daily Simple RFR applicable for such Currency; provided that if a Benchmark Transition Event has occurred with respect to such Daily Simple RFR or the then-current Benchmark for such Currency, then “Benchmark” means, with respect to such Obligations, interest, fees, commissions or other amounts, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.03(c)(i), (c) Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Yen, TIBOR; provided that if a Benchmark Transition Event has occurred with respect to TIBOR, then “Benchmark” means, with respect to such Obligations, interest, fees, commissions or other amounts, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.03(c)(i), (d) Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Hong Kong Dollars, HIBOR; provided that if a Benchmark Transition Event has occurred with respect to HIBOR, then “Benchmark” means, with respect to such Obligations, interest, fees, commissions or other amounts, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.03(c)(i) and (e) Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Euros, EURIBOR; provided that if a Benchmark Transition Event has occurred with respect to EURIBOR, or the then-current Benchmark for such Currency, then “Benchmark” means, with respect to such Obligations, interest, fees, commissions or other amounts, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.03(c)(i). “Benchmark Replacement” means with respect to any Benchmark Transition Event for any then- current Benchmark, the sum of: (a) the alternate benchmark rate that has been selected by Administrative Agent and Borrower as the replacement for such Benchmark giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for such Benchmark for syndicated credit facilities denominated in the applicable Currency at such time and (b) the related Benchmark Replacement Adjustment; provided that,

7 213264226_7 if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of any then- current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor (if applicable), the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Currency at such time. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to any then-current Benchmark for any Currency: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors (if applicable) of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor (if applicable) of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, if the applicable then-current Benchmark has any Available Tenors, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to any then-current Benchmark for any Currency, the occurrence of one or more of the following events with respect to such Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors (if applicable) of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component

8 213264226_7 thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the FRB, the Federal Reserve Bank of New York, the central bank for the Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors (if applicable) of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors (if applicable) of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, if the applicable then-current Benchmark has any Available Tenors, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means, with respect to any Benchmark for any Currency, in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the ninetieth (90th) day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than ninety (90) days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” means, with respect to any then-current Benchmark for any Currency, the period (if any) (x) beginning at the time that a Benchmark Replacement Date with respect to such Benchmark pursuant to clauses (a) or (b) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.03(c)(i) and (y) ending at the time that a Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.03(c)(i). “Beneficial Ownership Certification” means a certification regarding beneficial ownership of Borrower as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 CFR § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

9 213264226_7 “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Board of Directors” means, as to any Person, the board of directors (or comparable managers) of such Person, or any committee thereof duly authorized to act on behalf of the board of directors (or comparable managers). “Borrower” has the meaning given such term in the Preamble. “Borrowing” means a Revolving Credit Borrowing, a Swing Line Borrowing, an Initial Term Loan Borrowing or an Incremental Term Loan Borrowing, as the context may require. “Business Day” means any day other than (a) a Saturday, Sunday or other day on which the Federal Reserve Bank of New York is closed and (b) a day on which commercial banks in New York, New York or San Francisco, California are closed. “Cash” means money, currency or a credit balance in a deposit account. “Cash Collateralize” means to pledge and deposit with or deliver to Administrative Agent, for the benefit of Administrative Agent or L/C Issuer (as applicable) and the Lenders, as collateral for Credit Obligations, Obligations or obligations of Lenders to fund participations in respect of either thereof (as the context may require), Cash or, if L/C Issuer (in the case of Credit Obligations) will agree in its sole discretion, other credit support, in each case to be received and held or maintained under the control and dominion of Administrative Agent within the United States pursuant to documentation in form and substance satisfactory to (a) Administrative Agent and (b) L/C Issuer (as applicable). “Cash Collateral” will have a meaning correlative to the foregoing and will include the proceeds of such cash collateral and other credit support. “Cash Equivalents” means, as to any Person, any of the following: (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency or instrumentality thereof), the United Kingdom or any country that is a member state of the European Union and whose sovereign debt has a rating of at least AAA by S&P or Aaa by Moody’s (or the equivalent by any other nationally recognized rating agency), in each case maturing within twelve months from the date of acquisition thereof (in each case, to the extent such obligations are backed by the full faith and credit of such applicable government); (b) investments in commercial paper and variable or fixed rate notes maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, a credit rating of A-1 or better from S&P or P-1 or better from Moody’s (or the equivalent by any other nationally recognized rating agency); (c) investments in certificates of deposit, banker’s acceptances, money market deposits and time deposits maturing within 270 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by (i) any Lender (or any commercial banking Affiliate of a Lender), (ii) any domestic office of any commercial bank organized under the laws of the United States of America or any state thereof which has a combined capital and surplus and undivided profits of not less than $250,000,000, and (iii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody’s is at least P-1 or the equivalent thereof (or the equivalent by any other nationally recognized rating agency); (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; (e) money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated at least AAA by S&P or Aaa by Moody’s (or the equivalent by any other nationally recognized rating agency) and (iii) have portfolio assets of at least $4,000,000,000; (f) other short-term investments utilized by Borrower and

10 213264226_7 its Subsidiaries organized under the laws of a jurisdiction outside the United States in accordance with normal investment practices for cash management in investments of a type analogous to the foregoing; (g) other investments made at the discretion of Borrower’s Board of Directors in compliance with its investment policy in effect as of the Closing Date; (h) cash balances in bank accounts deposited in the United States maintained with any Lender or any Affiliate thereof; and (i) solely with respect to any Subsidiary domiciled outside the United States, substantially equivalent investments to those outlined in clauses (a) through (f) above which are reasonably comparable in tenor and credit quality (taking into account the jurisdiction where such Subsidiary conducts business) and customarily used in the ordinary course of business by similar companies for cash management purposes in any jurisdictions in which such Person conducts business (it being understood that such investments may be denominated in the currency of any jurisdiction in which such Person conducts business). “Cash Management Agreement” means any agreement to provide cash management services, including credit, debit and purchase cards and the processing thereof, treasury, depository and overdraft services, electronic funds transfers (including Automated Clearing House processing thereof through the direct Federal Reserve Fedline system) and other cash management services and arrangements. “Cash Management Bank” means any Person that, at the time it enters into a Cash Management Agreement, is a Lender or an Affiliate of a Lender, in its capacity as a party to such Cash Management Agreement. “Cash Management Obligations” means all obligations, liabilities, contingent reimbursement obligations, fees, and expenses owing by any Person to any Cash Management Bank pursuant to or evidenced by a Cash Management Agreement, irrespective of whether for the payment of money, direct or indirect, absolute or contingent, due or to become due. “Cash Pooling Arrangement” means any centralized cash pooling arrangement among Borrower and/or any group of its Subsidiaries with a Cash Pooling Bank under which Borrower and/or such Subsidiaries make deposits with and receive advances from such Cash Pooling Bank or similar arrangements, in each case in the ordinary course of business. “Cash Pooling Bank” means each bank that is a provider of Cash Pooling Arrangements to Borrower and/or any group of its Subsidiaries. “Cash Pooling Guaranty Obligations” means the obligations of Borrower and/or its Subsidiaries to guaranty the Cash Pooling Obligations under any Cash Pooling Arrangement. “Cash Pooling Obligations” means, with respect to any Cash Pooling Arrangement, the aggregate outstanding amount of borrowings by Borrower and/or its Subsidiaries under such Cash Pooling Arrangement. “Casualty Event” means the receipt by any Loan Party or any of its Subsidiaries of any cash insurance proceeds or condemnation award payable by reason of theft, loss, physical destruction or damage, taking or similar event with respect to any of their respective property. “Change in Law” means the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority, or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and

11 213264226_7 all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith or in the implementation thereof and (ii) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, implemented or issued. “Change of Control” means any of the following occurs: (a) any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Exchange Act) becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 35% or more of the Equity Interests of Borrower entitled (without regard to the occurrence of any contingency) to vote for the election of members of the Board of Directors of Borrower; (b) during any period of twelve (12) consecutive months, a majority of the members of the Board of Directors of Borrower cease to be composed of individuals (i) who were members of that Board of Directors on the first day of such period, (ii) whose election or nomination to that Board of Directors was approved by individuals referred to in the preceding clause (i) constituting at the time of such election or nomination at least a majority of that Board of Directors or (iii) whose election or nomination to that Board of Directors was approved by individuals referred to in the preceding clauses (i) and (ii) (inclusive of, in the case of clause (ii), any such members of the Board of Directors who themselves were also previously approved in accordance with the preceding clause (ii)) constituting at the time of such election or nomination at least a majority of that Board of Directors; or (c) except to the extent permitted hereunder, Borrower fails to own and control, directly or indirectly, 100% of the Equity Interests of each other Loan Party. “Class” means, when used in reference to any Loan, whether such Loan is a Revolving Credit Loan, Swing Line Loan, Initial Term Loan or an Incremental Term Loan. “Closing Date” means December 16, 2025. “Code” means the Internal Revenue Code of 1986, as amended. “Commitment” means, as to any Lender, such Lender’s Revolving Credit Commitment, Additional Revolving Credit Commitment, Initial Term Loan Commitment or Incremental Term Loan Commitment, as applicable. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.). “Communications” means any Specified Materials distributed to Administrative Agent or any Lending Party by means of electronic communications pursuant to Section 10.02(b), including through a Platform. “Compliance Certificate” means a certificate substantially in the form of Exhibit B. “Conforming Changes” means, with respect to the use or administration of an initial Benchmark or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate”, the definition of “Business Day,” the definition of “Eurocurrency Banking Day,” the definition of “RFR Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest

12 213264226_7 period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 3.03 and other technical, administrative or operational matters) that the Administrative Agent decides, in its Reasonable Discretion and in consultation with Borrower, may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated” refers, with respect to any Person, to the consolidation of accounts of such Person and its Subsidiaries in accordance with GAAP. “Consolidated EBIT” means, as calculated in accordance with GAAP for Borrower and its Subsidiaries on a Consolidated basis for any period, Consolidated Net Income for such period, plus (a) the following to the extent deducted in calculating such Consolidated Net Income for such period (without duplication), all (i) Consolidated Interest Expense (net of interest income), (ii) Federal, state, local and foreign taxes on or measured by income and any franchise taxes accrued during such period by Borrower and its Consolidated Subsidiaries, (iii) amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness, (iv) extraordinary (determined in accordance with GAAP prior to the effect of FASB Accounting Standards Update No. 2015-01), unusual or non-recurring expenses, charges or losses, (v) other charges (including goodwill impairment charges) of Borrower and its Consolidated Subsidiaries reducing such Consolidated Net Income which do not represent a Cash item in such period or any future period, (vi) all transaction fees, charges and other amounts related to this Agreement and any amendment, consent, supplement or other modification to, or the administration of, the Loan Documents, or the effectiveness or attempted consummation of such amendment, consent, supplement or other modification, (vii) all transaction fees, charges and other amounts (including any financing fees, merger and acquisition fees, legal fees and expenses, due diligence fees or any other fees and expenses in connection therewith) in connection with any Permitted

13 213264226_7 Acquisition, Investment, Disposition, issuance or repurchase of Equity Interests, or the incurrence, amendment or waiver of Indebtedness permitted under this Agreement (other than those related to the Transactions or with respect to any amendment or modification of the Loan Documents), whether or not consummated and all fees, charges and other amounts in connection with any potential synergies, operating expense reduction or other cost saving or integration cost activities, in each case to the extent paid within twelve (12) months of the effectiveness of, or attempted consummation of, such transaction; provided that the aggregate amount added pursuant to this clause (vii) taken together with the aggregate amount added pursuant to clause (viii) below for any four quarter period shall in no event exceed twenty percent (20%) of Consolidated EBIT for such period (calculated prior to any such add- backs pursuant to clauses (vii) and (viii)), (viii) the amount of any “run rate” synergies, operating expense reductions and other net cost savings and integration costs, in each case projected by the Borrower in connection with any Permitted Acquisition, Investment, Disposition (including the termination or discontinuance of activities constituting such business) and/or other operating improvement, restructuring, cost savings initiative or other similar initiative that have been consummated during the applicable period (calculated on a pro forma basis as though such synergies, expense reductions and cost savings had been realized on the first day of the period for which Consolidated EBIT is being determined), net of the amount of actual benefits realized during such period from such actions; provided that (A) such synergies, expense reductions and cost savings are reasonably identifiable, factually supportable, expected to have a continuing impact on the operations of the Borrower and its subsidiaries and have been determined by the Borrower in good faith to be reasonably anticipated to be realizable within twenty-four (24) months following any such action as set forth in reasonable detail on a certificate of a Responsible Officer of the Borrower delivered to the Administrative Agent, (B) no such amounts shall be added pursuant to this clause (viii) to the extent duplicative of any expenses or charges otherwise added to Consolidated EBIT, whether through a pro forma adjustment pursuant to Section 1.02(i) or otherwise and (C) the aggregate amount added pursuant to this clause (viii) taken together with the aggregate amount added pursuant to clause (vii) above for any four quarter period shall in no event exceed twenty percent (20%) of Consolidated EBIT for such period (calculated prior to any such addbacks pursuant to clauses (vii) and (viii)); and minus

14 213264226_7 (b) the following to the extent included in calculating such Consolidated Net Income for such period (without duplication), all (1) extraordinary (determined in accordance with GAAP prior to the effect of FASB Accounting Standards Update No. 2015-01), unusual or non-recurring income or gains and (2) other income of Borrower and its Consolidated Subsidiaries increasing such Consolidated Net Income which does not represent a Cash item in such period or any future period. “Consolidated EBITDA” means, as calculated in accordance with GAAP for Borrower and its Subsidiaries on a Consolidated basis for any period, Consolidated Net Income for such period, plus (a) the following to the extent deducted in calculating such Consolidated Net Income for such period (without duplication), all (i) Consolidated Interest Expense (net of interest income), (ii) Federal, state, local and foreign taxes on or measured by income and any franchise taxes accrued during such period by Borrower and its Consolidated Subsidiaries, (iii) amortization of intangibles (including goodwill) and organization costs, (iv) amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness, (v) depreciation and other amortization expense, (vi) extraordinary (determined in accordance with GAAP prior to the effect of FASB Accounting Standards Update No. 2015-01), unusual or non-recurring expenses, charges or losses, (vii) other charges (including goodwill impairment charges) of Borrower and its Consolidated Subsidiaries reducing such Consolidated Net Income which do not represent a Cash item in such period or any future period, (viii) all transaction fees, charges and other amounts related to this Agreement and any amendment, consent, supplement or other modification to, or the administration of, the Loan Documents, or the effectiveness or attempted consummation of such amendment, consent, supplement or other modification, (ix) all transaction fees, charges and other amounts (including any financing fees, merger and acquisition fees, legal fees and expenses, due diligence fees or any other fees and expenses in connection therewith) in connection with any Permitted Acquisition, Investment, Disposition, issuance or repurchase of Equity Interests, or the incurrence, amendment or waiver of Indebtedness permitted under this Agreement (other than those related to the Transactions or with respect to any amendment or modification of the Loan Documents), whether or not consummated and all fees, charges and other amounts in connection with any potential synergies, operating expense reduction or other cost saving or

15 213264226_7 integration cost activities, in each case to the extent paid within twelve (12) months of the effectiveness of, or attempted consummation of, such transaction; provided that the aggregate amount added pursuant to this clause (ix) taken together with the aggregate amount added pursuant to clause (x) below for any four quarter period shall in no event exceed twenty percent (20%) of Consolidated EBITDA for such period (calculated prior to any such add-backs pursuant to clauses (ix) and (x)), (x) the amount of any “run rate” synergies, operating expense reductions and other net cost savings and integration costs, in each case projected by the Borrower in connection with any Permitted Acquisition, Investment, Disposition (including the termination or discontinuance of activities constituting such business) and/or other operating improvement, restructuring, cost savings initiative or other similar initiative that have been consummated during the applicable period (calculated on a pro forma basis as though such synergies, expense reductions and cost savings had been realized on the first day of the period for which Consolidated EBITDA is being determined), net of the amount of actual benefits realized during such period from such actions; provided that (A) such synergies, expense reductions and cost savings are reasonably identifiable, factually supportable, expected to have a continuing impact on the operations of the Borrower and its subsidiaries and have been determined by the Borrower in good faith to be reasonably anticipated to be realizable within twenty-four (24) months following any such action as set forth in reasonable detail on a certificate of a Responsible Officer of the Borrower delivered to the Administrative Agent, (B) no such amounts shall be added pursuant to this clause (x) to the extent duplicative of any expenses or charges otherwise added to Consolidated EBITDA, whether through a pro forma adjustment pursuant to Section 1.02(i) or otherwise and (C) the aggregate amount added pursuant to this clause (x) taken together with the aggregate amount added pursuant to clause (ix) above for any four quarter period shall in no event exceed twenty percent (20%) of Consolidated EBITDA for such period (calculated prior to any such addbacks pursuant to clauses (ix) and (x)); and minus (b) the following to the extent included in calculating such Consolidated Net Income for such period (without duplication), all (1) extraordinary (determined in accordance with GAAP prior to the effect of FASB Accounting Standards Update No. 2015-01), unusual or non-recurring income or gains and (2) other income of Borrower and its Consolidated Subsidiaries increasing such Consolidated Net Income which does not represent a Cash item in such period or any future period. “Consolidated Funded Debt” means, as calculated in accordance with GAAP for Borrower and its Subsidiaries on a Consolidated basis as of any date of determination, the sum of (without duplication) all Indebtedness of a type described in (i) clauses (a), (b), (f), (g) and (h) of the definition of “Indebtedness” (and all Guaranties of such Indebtedness), (ii) solely to the extent drawn and unreimbursed, clauses (c) and

16 213264226_7 (d) of the definition of “Indebtedness” (and all Guaranties of such Indebtedness) and (iii) solely to the extent such obligations are included or characterized as indebtedness or a liability in accordance with GAAP, clause (e) of the definition of “Indebtedness” (and all Guaranties of such Indebtedness). “Consolidated Interest Coverage Ratio” means, as determined as of the last day of any Fiscal Period, calculated for Borrower and its Subsidiaries on a Consolidated basis for the period consisting of the four consecutive Fiscal Periods ending on such date, the ratio of (a) Consolidated EBIT for such period to (b) Consolidated Interest Expense for such period. “Consolidated Interest Expense” means, as calculated in accordance with GAAP for Borrower and its Subsidiaries on a Consolidated basis for any period, the sum of (without duplication) (a) all interest in respect of Indebtedness (including the interest component of any payments in respect of Finance Leases) accrued or capitalized during such period, plus (b) dividends accrued on preferred stock, to the extent that such preferred stock is treated as a liability pursuant to GAAP, plus (c) all accrued losses paid or payable to the applicable counterparty under interest rate Swap Contracts during such period to the extent not included in clause (a) of this definition, minus (d) all accrued gains received or receivable from the applicable counterparty under interest rate Swap Contracts during such period. “Consolidated Net Income” means, as calculated in accordance with GAAP for Borrower and its Subsidiaries on a Consolidated basis for any period, the sum of net income (or loss) for such period, but excluding (a) any income of any Person if such Person is not a Subsidiary, except that Borrower’s direct or indirect equity in the net income of any such Person for such period will be included in such Consolidated Net Income up to the aggregate amount of Cash actually distributed by such Person during such period to Borrower or any Subsidiary as a dividend or other distribution, and (b) the income of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by the Subsidiary of that income is prohibited by operation of the terms of its charter or any agreement, instrument, judgment, decree, statute, rule or governmental regulation applicable to such Subsidiary. “Consolidated Net Leverage Ratio” means, as determined as of the last day of any Fiscal Period, calculated for Borrower and its Subsidiaries on a Consolidated basis, the ratio of (a) (i) Consolidated Funded Debt as of such date of determination minus (ii) all Unrestricted Cash and Cash Equivalents on such date to (b) Consolidated EBITDA for the period consisting of the four consecutive Fiscal Period ending on such date. “Consolidated Total Assets” means, as calculated as of any date of determination in accordance with GAAP, total assets of Borrower and its Consolidated Subsidiaries. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlled” has the meaning correlative thereto. “Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

17 213264226_7 “Credit” means any Letter of Credit or Bank Undertaking. “Credit Advance” means a Lender’s funding of its participation in a Credit Borrowing in accordance with its Revolving Credit Percentage Share. “Credit Application” means an application and agreement (including any related reimbursement agreement) for the issuance or amendment of a Credit in the form from time to time in use by L/C Issuer. “Credit Borrowing” means an extension of credit resulting from a drawing under any Credit that has not been reimbursed on the date when due or refinanced as a Revolving Credit Borrowing. All Credit Borrowings will be denominated in Dollars. “Credit Expiration Date” means the day that is five (5) Business Days prior to the Revolving Credit Stated Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day). “Credit Extension” means each of the following: (a) a Borrowing, (b) a continuation of any Eurocurrency Rate Loan (or portion thereof) into a new Eurocurrency Rate Loan of a new Interest Period, (c) a continuation of any Term SOFR Loan (or portion thereof) into a new Term SOFR Loan of a new Interest Period or a continuation of Daily Simple SOFR Loans as Daily Simple SOFR Loans, (d) a conversion of any Base Rate Loan (or portion thereof) into a Eurocurrency Rate Loan, a Daily Simple SOFR Loan or a Term SOFR Loan of a new Interest Period or a conversion of any Eurocurrency Rate Loan, Daily Simple SOFR Loan or Term SOFR Loan (or portion thereof) into a Base Rate Loan, (e) a conversion of any Daily Simple SOFR Loan (or a portion thereof) into a Term SOFR Loan or a conversion of any Term SOFR Loan (or a portion thereof) into a Daily Simple SOFR Loan or (f) an L/C Credit Extension. “Credit Fee” has the meaning given such term in Section 2.03(i). “Credit Obligations” means, as determined at any time, the sum of (a) the aggregate amount available to be drawn under all outstanding Letters of Credit and (b) the aggregate of all Unreimbursed Amounts, including all Credit Borrowings. For purposes of computing the amount available to be drawn under any Credit, the amount of such Credit will be determined in accordance with Section 1.02(i). “Credit Parties” means, collectively, Administrative Agent, the Lending Parties, the Hedge Banks and the Cash Management Banks. “Credit Sublimit” means an amount equal to $50,000,000. The Credit Sublimit is part of, and not in addition to, the Aggregate Revolving Credit Commitments. “Currencies” means Dollars and each Alternative Currency, and “Currency” means any of such Currencies. “Daily Simple RFR” means, for any day (an “RFR Rate Day”), a rate per annum equal to, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to: (a) Sterling, the greater of (i) SONIA for the day (such day, a “Sterling RFR Determination Day”) that is five (5) RFR Business Days prior to (A) if such RFR Rate Day is an RFR Business Day, such RFR Rate Day or (B) if such RFR Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such RFR Rate Day, in each case, as such SONIA is published by the SONIA Administrator on the SONIA Administrator’s Website; provided that if by 5:00 p.m. (London time) on the second (2nd) RFR Business Day immediately following any Sterling RFR Determination Day, SONIA in respect of such Sterling RFR Determination Day has not been published on the SONIA Administrator’s

18 213264226_7 Website and a Benchmark Replacement Date with respect to the Daily Simple RFR for Sterling has not occurred, then SONIA for such Sterling RFR Determination Day will be SONIA as published in respect of the first preceding RFR Business Day for which such SONIA was published on the SONIA Administrator’s Website; provided further that SONIA as determined pursuant to this proviso shall be utilized for purposes of calculation of Daily Simple RFR for no more than three (3) consecutive RFR Rate Days and (ii) the Floor; and (b) Swiss Francs, the greater of (i) SARON for the day (such day, a “Swiss Francs RFR Determination Day”) that is five (5) RFR Business Days prior to (A) if such RFR Rate Day is an RFR Business Day, such RFR Rate Day or (B) if such RFR Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such RFR Rate Day, in each case, as such SARON is published by the SARON Administrator on the SARON Administrator’s Website; provided that if by 5:00 p.m. (Zurich time) on the second (2nd) RFR Business Day immediately following any Swiss Francs RFR Determination Day, SARON in respect of such Swiss Francs RFR Determination Day has not been published on the SARON Administrator’s Website and a Benchmark Replacement Date with respect to the Daily Simple RFR for Swiss Francs has not occurred, then SARON for such Swiss Francs RFR Determination Day will be SARON as published in respect of the first preceding RFR Business Day for which such SARON was published on the SARON Administrator’s Website; provided further that SARON as determined pursuant to this proviso shall be utilized for purposes of calculation of Daily Simple RFR for no more than three (3) consecutive RFR Rate Days and (ii) the Floor. Any change in Daily Simple RFR due to a change in the applicable RFR shall be effective from and including the effective date of such change in the RFR without notice to Borrower. “Daily Simple RFR Loan” means a Loan that bears interest at a rate based on Daily Simple RFR. “Daily Simple SOFR” means, for any day (a “Simple SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day, a “SOFR Determination Day”) that is three (3) RFR Business Days prior to (a) if such Simple SOFR Rate Day is a RFR Business Day, such Simple SOFR Rate Day or (b) if such Simple SOFR Rate Day is not a RFR Business Day, the RFR Business Day immediately preceding such Simple SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website; provided that if by 5:00 p.m. on the second (2nd) RFR Business Day immediately following any SOFR Determination Day, SOFR in respect of such SOFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Day will be SOFR as published in respect of the first preceding RFR Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided further that SOFR as determined pursuant to this proviso shall be utilized for purposes of calculation of Daily Simple SOFR for no more than three (3) consecutive Simple SOFR Rate Days; provided that if Daily Simple SOFR as so determined shall ever be less than the Floor, then Daily Simple SOFR shall be deemed to be the Floor. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower. “Daily Simple SOFR Loan” means a Loan that bears interest at a rate based on Daily Simple SOFR. “Debt Issuance” means the issuance of any Indebtedness for borrowed money by any Loan Party or any of its Subsidiaries. “Debtor Relief Laws” means the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency,

19 213264226_7 reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Default” means any event or condition that, with the giving of notice, the passage of time, or both, would (unless cured or waived in accordance with this Agreement) constitute an Event of Default. “Default Rate” means (a) when used with respect to Obligations other than Credit Fees, a per annum interest rate equal to the sum of (i) the Base Rate, plus (ii) the Applicable Margin, if any, applicable to Base Rate Loans, plus (iii) 2.0% per annum; provided that, with respect to a Eurocurrency Rate Loan or an RFR Loan, the Default Rate will be a per annum interest rate equal to the sum of (A) the interest rate (including any Applicable Margin) otherwise applicable to such Loan plus (B) 2.0%; and (b) when used with respect to Credit Fees, a per annum interest rate equal to the sum of (1) the Applicable Margin plus (2) 2.0% per annum. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means, subject to Section 3.07(b), any Lender that (a) has failed to (i) fund all or any portion of its funding obligations hereunder, including in respect of its Loans or participations in respect of Letters of Credit, within two (2) Business Days of the date any such funding obligation was required to be funded hereunder unless such Lender notifies Administrative Agent and Borrower in writing that such failure is the result of such Lender’s reasonable, good faith determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to Administrative Agent or any Lending Party any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit) within two (2) Business Days of the date when due, (b) has notified Borrower, Administrative Agent or any Lending Party in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s reasonable, good faith determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by Administrative Agent or Borrower, to confirm in writing to Administrative Agent and Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by Administrative Agent and Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender will not be deemed a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above will be conclusive and binding absent manifest error, and such Lender will be deemed to be a Defaulting Lender (subject to Section 3.07(b)) upon delivery of written notice of such determination to Borrower and each Lending Party.

20 213264226_7 “Deferred Purchase Price Obligations” means obligations of a Loan Party or any of its Subsidiaries to a seller or its designee in connection with an Acquisition for the payment of (a) obligations evidenced by a seller note, (b) non-contingent installment payments of part or all of the purchase price after the closing of the Acquisition, and (c) amounts determined by reference to the operational results of the Target after the closing of the Acquisition, in each case solely to the extent such obligations are included or characterized as indebtedness or a liability in accordance with GAAP. “Disposition” means the sale, assignment, transfer, conveyance, license (other than on a non- exclusive basis), lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer, conveyance or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. The term “Dispose” has a meaning correlative thereto. For purposes of clarification, the issuance, sale, assignment, transfer or other disposition by any Person of Equity Interests in itself (or rights with respect thereto) will not be deemed a Disposition by such Person. “Disqualified Equity Interest” means any Equity Interest of any Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder thereof) or upon the happening of any event (a) matures or is mandatorily redeemable in Cash pursuant to a sinking fund obligation or otherwise, (b) is redeemable in Cash at the option of the holder thereof, or (c) requires or mandates the purchase, redemption, retirement, defeasance or other similar payment (other than dividends and/or distributions or cash in lieu of fractional shares) for Cash, in each case on or prior to the Revolving Credit Maturity Date; provided that, only the portion of such Equity Interests which so matures or is mandatorily redeemable at the option of the holder thereof prior to the Revolving Credit Maturity Date shall be considered Disqualified Equity Interest. The term “Disqualified Equity Interest” will also include any options, warrants or other rights that are convertible into any Disqualified Equity Interest or that are redeemable at the option of the holder, or required to be redeemed, prior to the Revolving Credit Maturity Date and the Incremental Term Loan Maturity Date, as applicable; provided that, only the portion of such Equity Interests from such conversion which so matures or is mandatorily redeemable at the option of the holder thereof prior to such applicable maturity date shall be considered Disqualified Equity Interest. Notwithstanding the foregoing, (i) if such Equity Interests are issued pursuant to or in accordance with a plan for the benefit of any employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because it may be required to be repurchased in order to satisfy statutory or regulatory obligations as a result of an employee’s termination, resignation, death or disability and (ii) any Equity Interests that would constitute Disqualified Equity Interests solely because the holders thereof have a customary right to require the Borrower or its Subsidiaries to repurchase such Equity Interests upon the occurrence of a change of control or an asset sale shall not constitute Disqualified Equity Interests. “Disqualifying Event” has the meaning given such term in Section 3.03(d). “Dollar” and “$” mean lawful money of the United States. “Dollar Equivalent” means, subject to Section 1.02(m), for any amount, at the time of determination thereof, (a) if such amount is expressed in Dollars, such amount and (b) if such amount is expressed in an Alternative Currency, the equivalent of such amount in Dollars as determined by the Administrative Agent at such time in its sole discretion by reference to the most recent Spot Rate for such Alternative Currency (as determined as of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency. “Domestic Subsidiary” means a Subsidiary incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia.

21 213264226_7 “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electronic Record” has the meaning given such term in, and shall be interpreted in accordance with, 15 U.S.C. 7006. “Electronic Signature” has the meaning given such term in, and shall be interpreted in accordance with, 15 U.S.C. 7006. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 10.06(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 10.06(b)(iii)). “Employee Benefit Plan” means any Pension Plan and any employee welfare benefit plan, as defined in Section 3(1) of ERISA, that is maintained for the employees of any Person or any ERISA Affiliate of such Person. “Environmental Claims” means all written claims, complaints, notices or inquiries, however asserted, by any Governmental Authority or other Person alleging Environmental Liabilities. “Environmental Laws” means any and all Laws relating to the protection of human health (with respect to exposure to Hazardous Materials) or the environment, including all Laws regulating or relating to the presence, use, production, generation, distribution, use, storage, labeling, testing, processing, treatment, transport, recycling, reporting, disposal, Release or threatened Release (“Release” being herein defined to mean the release, spill, emission, leaking, pumping pouring, injection, deposit, discharge, disposal, dispersal, leaching, or migration into the indoor or outdoor environment, of any Hazardous Materials into or through the soil, surface or subsurface water or indoor or outdoor air), investigation, control, removal, remediation or cleanup of, or exposure to, any Hazardous Materials. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Loan Party or any of its Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the actual or alleged presence of or release or threatened release of any Hazardous Materials into the environment on or from any property owned or operated by any Loan Party or any of its Subsidiaries or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such

22 213264226_7 Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination. “ERISA” means the Employee Retirement Income Security Act of 1974. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with any Loan Party within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of any Loan Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such Person was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Loan Party or any ERISA Affiliate from a Multiemployer Plan; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Loan Party or any ERISA Affiliate; or (i) any Foreign Benefit Event. “Erroneous Payment” has the meaning given such term in Section 9.13(a). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “EURIBOR” has the meaning given such term in the definition of “Eurocurrency Rate” as set forth in this Section 1.01. “EURIBOR Rate” has the meaning given such term in the definition of “Eurocurrency Rate” as set forth in this Section 1.01. “Euro” and “€” mean the single currency of the Participating Member States. “Eurocurrency Banking Day” means, (i) for Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Euros, a TARGET Day, (ii) for Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Yen, any day (other than a Saturday or Sunday) on which banks are open for business in Japan, (iii) for Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Hong Kong Dollars, any day (other than a Saturday or Sunday) on which banks are open for business in Hong Kong; provided, that for purposes of notice requirements in Sections 2.02(a) and 2.05(b), in each case, such day is also a Business Day.

23 213264226_7 “Eurocurrency Rate” means, for any Eurocurrency Rate Loan for any Interest Period: (a) denominated in Euros, the greater of (i) the rate of interest per annum equal to the Euro Interbank Offered Rate (“EURIBOR”) as administered by the European Money Markets Institute, or a comparable or successor administrator approved by Administrative Agent, for a period comparable to the applicable Interest Period (in each case, the “EURIBOR Rate”), at approximately 11:00 a.m. (Brussels time) on the Rate Determination Date; and (ii) the Floor; (b) denominated in Yen, the greater of (A) the rate per annum equal to the Tokyo Interbank Offered Rate (“TIBOR”) as administered by the Ippan Shadan Hojin JBA TIBOR Administration, or a comparable or successor administrator approved by Administrative Agent, for a period comparable to the applicable Interest Period (in each case, the “TIBOR Rate”), at approximately 11:00 a.m. (Tokyo time) on the Rate Determination Date, and (B) the Floor; (c) denominated in Hong Kong Dollars, the greater of (A) the rate per annum equal to the Hong Kong Interbank Offered Rate (“HIBOR”) as administered by the Hong Kong Association of Banks, or a comparable or successor administrator approved by Administrative Agent, for a period comparable to the applicable Interest Period (in each case, the “HIBOR Rate”), at approximately 11:00 a.m. (Hong Kong time) on the Rate Determination Date, and (B) the Floor; and (d) if applicable and approved by the Administrative Agent and the Lenders pursuant to Section 1.01(l), denominated in any other Currency (other than a Currency referenced in the foregoing clauses (a) through (c) or Swiss Francs or Sterling), the rate designated with respect to such Currency at the time such Currency is approved by Administrative Agent and the Lenders pursuant to Section 1.01(l) in consultation with Borrower. “Eurocurrency Rate Loan” means any Loan bearing interest at a rate based on the Adjusted Eurocurrency Rate. “Eurocurrency Reserve Percentage” means, for any day, the percentage which is in effect for such day as prescribed by the FRB for determining the maximum reserve requirement (including any basic, supplemental or emergency reserves) in respect of eurocurrency liabilities or any similar category of liabilities for a member bank of the Federal Reserve System in New York City or any other reserve ratio or analogous requirement of any central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Loans. The Adjusted Eurocurrency Rate for each outstanding Loan shall be adjusted automatically as of the effective date of any change in the Eurocurrency Reserve Percentage. “Event of Default” has the meaning given such term in Section 8.01. “Exchange Act” means the Securities Exchange Act of 1934. “Excluded Swap Obligation” means, with respect to any Loan Party, any Hedging Obligation if, and to the extent that, all or a portion of the liability of such Loan Party for or the guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Hedging Obligation (or any liability or guarantee thereof) is or becomes illegal or unlawful under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the liability for or the guarantee of such Loan Party or the grant of such security interest becomes effective with respect to such Hedging Obligation (such determination being made after giving effect to any

24 213264226_7 applicable keepwell, support or other agreement for the benefit of the applicable Loan Party, including under the keepwell provisions in the applicable Guaranty). If a Hedging Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Hedging Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal or unlawful for the reasons identified in the immediately preceding sentence of this definition. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. Federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Revolving Credit Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Revolving Credit Commitment (other than pursuant to an assignment request by Borrower under Section 3.08) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(f) and (d) any Taxes imposed under FATCA. “Existing Credit Agreement” has the meaning given such term in the Recitals hereto. “Existing Letters of Credit” means those letters of credit existing on the Closing Date and identified on Schedule 1.01. “Facility” means the Revolving Credit Facility, Initial Term Loan Facility or any Incremental Term Loan Facility, as the context requires. “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FATCA” means Sections 1471 through 1474 of the Code (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or official practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities implementing such Sections of the Code. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that, if such rate is not so published for any day which is a Business Day, the Federal Funds Rate for such day shall be the average of the quotation for such day on such transactions received by Administrative Agent from three (3) federal funds brokers of recognized standing selected by Administrative Agent. Notwithstanding the foregoing, if the Federal Funds Rate shall be less than zero percent (0%), such rate shall be deemed to be zero percent (0%) for purposes of this Agreement. “Fee Letter” means the letter agreement dated November 6, 2025 among Borrower, Administrative Agent and the Left Lead Arranger.

25 213264226_7 “Finance Leases” means all leases that have been or should be, in accordance with GAAP, recorded as finance leases. “Fiscal Period” means, as of any date of determination with respect to Borrower or any Subsidiary thereof, each fiscal quarter of Borrower ending on March 31, June 30, September 30 and December 31 of each applicable Fiscal Year. “Fiscal Year” means each fiscal year of Borrower ending December 31 of each calendar year. “Floor” means a rate of interest equal to 0.00%. “Foreign Benefit Event” means, with respect to any Foreign Pension Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority or other Person authorized to grant a waiver, (b) the failure to make the required contributions or payments, under any applicable law, on or before the due date for such contributions or payments, (c) the receipt of a notice by a Governmental Authority relating to the intention to terminate any such Foreign Pension Plan or to appoint a trustee or similar official to administer any such Foreign Pension Plan, or alleging the insolvency of any such Foreign Pension Plan and (d) the incurrence of any liability in excess of the Threshold Amount (or the Dollar equivalent thereof in another currency) by Borrower or any of its Subsidiaries under applicable Law on account of the complete or partial termination of such Foreign Pension Plan or the complete or partial withdrawal of any participating employer therein, or (e) the occurrence of any transaction that is prohibited under any applicable law and could reasonably be expected to result in the incurrence of any liability by Borrower or any of its Subsidiaries, or the imposition on Borrower or any of its Subsidiaries of any fine, excise tax or penalty resulting from any noncompliance with any applicable law, in each case in excess of the Threshold Amount (or the Dollar equivalent thereof in another Currency). “Foreign Lender” means a Lender that is not a U.S. Person. “Foreign Pension Plan” means any benefit plan that is maintained or is contributed to outside the jurisdiction of the United States by Borrower or any of its Subsidiaries and which under applicable law is required to be funded through a trust or other funding vehicle other than a trust or funding vehicle maintained exclusively by a Governmental Authority. “Foreign Subsidiary” means any Subsidiary of Borrower that is not a Domestic Subsidiary. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to L/C Issuer, such Defaulting Lender’s Revolving Credit Percentage Share of the outstanding Credit Obligations other than Credit Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to Swing Line Lender, such Defaulting Lender’s Revolving Credit Percentage Share of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof. “FSHCO” means any Domestic Subsidiary that owns (directly or indirectly) no material assets other than Equity Interests in and/or Indebtedness issued by one or more Foreign Subsidiaries that constitute a “controlled foreign corporation” under Section 957 of the Code.

26 213264226_7 “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Guaranteed Obligations” has the meaning given such term in Section 10.15(a). “Guarantor Applicable Insolvency Laws” has the meaning given such term in Section 10.15(c)(i)(a). “Guarantor Specified Lien” has the meaning given such term in Section 10.15(c)(i)(b). “Guarantor Subordinated Indebtedness” has the meaning given such term in Section 10.15(k). “Guarantor Subordinated Indebtedness Payments” has the meaning given such term in Section 10.15(j). “Guarantors” means, collectively, (a) Simpson Strong-Tie, Simpson Strong-Tie International and each other Person that is party to this Agreement and named herein as a Guarantor for the purposes of Section 10.15 (including each Subsidiary of Borrower that at a date subsequent to the Closing Date executes a Joinder Agreement following the Closing Date pursuant to Section 6.11 in order to become a Guarantor hereunder for purposes of Section 10.15 following the Closing Date) and (b) each other Person who, at a date subsequent to the Closing Date, becomes a guarantor of all or any portion of the Obligations. “Guaranty” means, as to any Person, any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect: (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation; (b) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation; (c) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation; or (d) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), and will include the guaranty set forth in Section 10.15. The amount of any Guaranty will be deemed to be the amount recognized as a guaranty and shown on the guaranteeing Person’s financial statements in accordance with GAAP provided that if such financial statements of the guaranteeing Person are not reasonably available to Administrative Agent at its reasonable request, the amount of such Guaranty will be deemed to be the maximum reasonably anticipated liability

27 213264226_7 in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Hazardous Materials” means any chemical, substance, compound or material (i) which is defined as or included in the definition(s) of “hazardous materials,” “hazardous substances,” “hazardous wastes,” “toxic substances,” “toxic wastes” or words of similar meaning or import under any applicable Environmental Laws, including any petroleum, petroleum products, derivatives or wastes, radioactive materials, asbestos or asbestos-containing materials, infectious or medical wastes, radon gas, and electrical transformers or other equipment containing polychlorinated biphenyls, or (ii) the use, handling, storage and disposal of, or exposure to which, is regulated or prohibited pursuant to any Environmental Law. “Hedge Bank” means any Person that, at the time it enters into a Swap Contract permitted under Section 7.03(e), is a Lender or an Affiliate of a Lender, in its capacity as a counterparty under such Swap Contract. “Hedging Obligations” means, with respect to the Loan Parties, all liabilities of any Loan Party under Swap Contracts entered into with any Hedge Bank and permitted under Section 7.03(e); provided that such liabilities under any Swap Contract with Hedge Bank that is an Affiliate of a Lender will not constitute “Hedging Obligations” hereunder unless and until such liabilities are certified as such in writing to Administrative Agent by the Lender or its Affiliate as is the counterparty under such Swap Contract. “HIBOR” has the meaning given such term in the definition of “Eurocurrency Rate” as set forth in this Section 1.01. “HIBOR Rate” has the meaning given such term in the definition of “Eurocurrency Rate” as set forth in this Section 1.01. “Hong Kong Dollars” means the lawful currency of Hong Kong, a special administrative region of the People’s Republic of China. “Honor Date” means, with respect to any Credit, the date of any payment by L/C Issuer in respect of any draw thereunder. “Incremental Cap” means, as of any date of determination, the amount equal to (a) the greater of (i) $525,000,000 and (ii) an unlimited amount not to exceed 100% of Consolidated EBITDA, as calculated on a pro forma basis for the Test Period ending on the last day of the Fiscal Period for which Consolidated financial statements of Borrower and its Subsidiaries have most recently been filed with the SEC or delivered to Administrative Agent with the Closing Date or pursuant to Section 6.01(a) or (b), as the case may be, after giving effect to the Borrowing of the full amount of any Additional Revolving Credit Commitment or Incremental Term Loan Commitment requested pursuant to Section 2.14 and other appropriate pro forma adjustment events in accordance with Section 1.02(i), including Acquisitions and Dispositions, occurring or consummated after the end of the relevant Test Period but prior to or substantially concurrently with the Borrowing of such Additional Revolving Credit Commitment or Incremental Term Loan Commitment, as applicable, minus (b) the sum of (A) the aggregate amount of Additional Revolving Credit Commitments as of such date of determination plus (B) the aggregate principal amount of Incremental Term Loans outstanding as of such date of determination. “Incremental Term Loan” has the meaning given such term in Section 2.01(c).

28 213264226_7 “Incremental Term Loan Borrowing” means a borrowing consisting of simultaneous Incremental Term Loans of the same Type and, in the case of Eurocurrency Rate Loans and Term SOFR Loans, having the same Interest Period made by each Incremental Term Loan Lender pursuant to Section 2.01(c). “Incremental Term Loan Commitments” means the commitment of an Incremental Term Loan Lender to make Incremental Term Loans pursuant to Section 2.14. “Incremental Term Loan Facility” means, at any time, the aggregate principal amount of the Incremental Term Loans of all Incremental Term Loan Lenders outstanding at such time. “Incremental Term Loan Lender” means, at any time, a lender providing Incremental Term Loans, other than any such Person that thereafter ceases to be a party hereto pursuant to an Assignment and Assumption. “Incremental Term Loan Maturity Date” means the earlier of (a) the Incremental Term Loan Stated Maturity Date and (b) the acceleration of the Incremental Term Loans pursuant to Section 8.03. “Incremental Term Loan Percentage Share” means as to any Incremental Term Loan Lender at any time, the percentage (expressed as a decimal carried out to the ninth decimal place) of (a) on or prior to the Additional Commitment Effective Date of any Incremental Term Loans, the Aggregate Incremental Term Loan Commitments represented by such Incremental Term Loan Lender’s Incremental Term Loan Commitment, subject to adjustment as provided in Section 3.07; (b) following the Additional Commitment Effective Date of any Incremental Term Loans so long as any Incremental Term Loans are outstanding, the Outstanding Amount of all Incremental Term Loans represented by the Outstanding Amount of all Incremental Term Loans owing to such Incremental Term Loan Lender; and (c) following the Additional Commitment Effective Date of any Incremental Term Loans if all Incremental Term Loans have been repaid in full, the Outstanding Amount of all Incremental Term Loans represented by the Outstanding Amount of all Incremental Term Loans owing to such Incremental Term Loan Lender immediately prior to such repayment in full, giving effect to any subsequent assignments. The Incremental Term Loan Percentage Share of each Incremental Term Loan Lender will be set forth in the Additional Commitment Documentation or the Assignment and Assumption pursuant to which such Incremental Term Loan Lender became a party hereto, as applicable. “Incremental Term Loan Stated Maturity Date” means the maturity date specified for Incremental Term Loans pursuant to the applicable Additional Commitment Documentation. “Indebtedness” means, as to any Person as of any date of determination, without duplication, all of the following, whether or not included or characterized as indebtedness or a liability in accordance with GAAP: (a) all obligations of such Person for borrowed money; (b) all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (c) all direct or contingent obligations of such Person arising under letters of credit, bank undertakings, letters of guaranty, surety bonds and similar instruments (including, for each of the foregoing, the stated or available amount that is undrawn or that has been drawn but is unreimbursed); (d) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances; (e) all obligations of such Person to pay the deferred purchase price of property or services of such Person (with respect to payment obligations under non-competition, earn-out or similar agreements, solely to the extent such payment obligations become a liability on the balance sheet of such Person in accordance with GAAP), except trade payables arising in the ordinary course of business not more than one hundred twenty (120) days past due, or that are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of such Person; (f) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness

29 213264226_7 arising under conditional sales or other title retention agreements), whether or not such indebtedness will have been assumed by such Person or is limited in recourse; (g) all Attributable Debt in respect of all Finance Leases and Synthetic Lease Obligations of such Person; (h) all obligations of such Person to purchase, redeem, retire, defease or make other similar payments (other than dividends) in respect of Disqualified Equity Interests in Cash valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (i) all Guarantees of such Person in respect of any of the foregoing; and (j) the Swap Termination Value under all Swap Contracts to which such Person is a party. The Indebtedness of any Person will include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. Notwithstanding the foregoing, none of the following will constitute Indebtedness for purposes of this Agreement: (i) trade or other accounts payable (or similar liabilities) incurred in the ordinary course of such Person’s business, (ii) bonuses or other deferred compensation arrangements with respect to officers, directors, employees or agents of such Person, (iii) customer accounts and deposits, accrued employee compensation and other liabilities in the nature of employee compensation accrued, (iv) rebates, credits for returned products, discounts, refunds, allowances for customers and credits against receivables, in each case in this clause (iv) in the ordinary course of such Person’s business, (v) prepaid or deferred revenue arising in the ordinary course of such Person’s business, (vi) purchase price holdbacks arising in the ordinary course of such Person’s business in respect of a portion of the purchase price of an asset to satisfy warranties or other unperformed obligations of the seller of such asset, (vii) expenses arising in the ordinary course of such Person’s business and (viii) earn-outs and other deferred payment obligations incurred in connection with an Acquisition or other Investment not prohibited by this Agreement to the extent not constituting Deferred Purchase Price Obligations. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in the preceding clause (a), Other Taxes. “Indemnitees” means, collectively, Administrative Agent (and any sub-agent thereof), each Arranger, each Lending Party and each Related Party of any of the foregoing Persons. “Information” has the meaning given such term in Section 10.07. “Initial Term Loan Borrowing” means the borrowing of the Initial Term Loans pursuant to Section 2.01(b). “Initial Term Loan Commitment” means, as to each Initial Term Loan Lender at any time, its obligation to make a portion of the Initial Term Loan to Borrower hereunder on the Closing Date; all in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as such amount may be adjusted from time to time in accordance with this Agreement. “Initial Term Loan Facility” means the term loan facility established pursuant to Section 2.01(b). “Initial Term Loan Lender” means any Lender with an Initial Term Loan Commitment and/or outstanding Initial Term Loans. “Initial Term Loan Maturity Date” means the earliest of (a) December 16, 2030 and (b) the date of the acceleration of the Initial Term Loans pursuant to Section 8.03.

30 213264226_7 “Initial Term Loan Percentage Share” means as to any Initial Term Loan Lender at any time, the percentage (expressed as a decimal carried out to the ninth decimal place) of the total outstanding principal balance of the Initial Term Loans represented by the outstanding principal balance of such Initial Term Loan Lender’s Initial Term Loans. The Initial Term Loan Percentage Share of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as applicable. “Initial Term Loans” has the meaning given such term in Section 2.01(b). “Insolvency Proceeding” means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors, in the cases of each of the foregoing clauses (a) and (b) undertaken under Federal, state or foreign Law, including the Bankruptcy Code. “Interest Payment Date” means (a) with respect to (i) any Eurocurrency Rate Loan or any Term SOFR Loan, the last day of each Interest Period applicable thereto and, in the case of a Eurocurrency Rate Loan or a Term SOFR Loan with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period, (ii) any Base Rate Loan (other than a Swing Line Loan), any Daily Simple RFR Loan or any Daily Simple SOFR Loan, the last Business Day of each calendar month, and (iii) any Swing Line Loan, the last Business Day of each calendar month; and (b) (i) in the case of Revolving Credit Loans and Swing Line Loans, the Revolving Credit Maturity Date, (ii) in the case of Initial Term Loans, the Initial Term Loan Maturity Date and (iii) in the case of Incremental Term Loans, the applicable Incremental Term Loan Maturity Date. “Interest Period” means, as to each Eurocurrency Rate Loan or Term SOFR Loan, the period commencing on the date such Eurocurrency Rate Loan or Term SOFR Loan, as the case may be, is disbursed or converted to or continued as a Eurocurrency Rate Loan or a Term SOFR Loan, and ending on the date one, three or six months thereafter, as selected by Borrower in the related Loan Notice; provided that (a) any Interest Period that would otherwise end on a day that is not a Business Day will be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period will end on the next preceding Business Day; (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) will end on the last Business Day of the calendar month at the end of such Interest Period; and (c) no Interest Period for (i) any Revolving Credit Loan will extend beyond the Revolving Credit Stated Maturity Date, (ii) any Initial Term Loan will extend beyond the Initial Term Loan Maturity Date and (iii) any Incremental Term Loan will extend beyond the applicable Incremental Term Loan Stated Maturity Date. No tenor that has been removed from this definition pursuant to Section 3.03(c)(iv) shall be available for specification in any notice for a Borrowing, conversion or continuation of a Eurocurrency Rate Loan or a Term SOFR Loan pursuant to Section 2.02(a). “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person in another Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or limited liability company interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitutes a business unit, or all or a substantial part of the business of, such Person. For purposes of calculating

31 213264226_7 compliance with Section 7.02, the amount of any Investment will be the original principal or capital amount thereof without adjustment for subsequent increases or decreases in the value of such Investment, but less all returns of principal or equity thereon and distributions or dividends thereon, and will, if made by the transfer or exchange of property other than Cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property. “IRS” means the United States Internal Revenue Service. “ISP” means, with respect to any standby Credit, the “International Standby Practices 1998” (exclusive of Rule 3.14 thereof) published by the Institute of International Banking Law & Practice (or, if L/C Issuer agrees at the time of issuance, such later version thereof as may be in effect at the time of issuance of such Credit). “Issuer Documents” means, with respect to any Credit, the Credit Application relating thereto and any other document entered into by L/C Issuer and Borrower as account party or its permitted designee or otherwise delivered by Borrower or its permitted designee to or for the benefit of L/C Issuer, in each case relating to such Credit. “Joinder Agreement” means an agreement entered into by a Subsidiary of Borrower following the Closing Date to join in the Guaranty set forth in Section 10.15, in substantially the form of Exhibit C or any other form approved by Administrative Agent. “Joint Venture” means a joint venture, partnership, alliance, consortium or similar arrangement, whether in corporate, partnership or other legal form; provided that, as to any such arrangement in corporate form, such corporation will not, as to any Person of which such corporation is a subsidiary, be considered to be a Joint Venture to which such Person is a party. “Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, regulations, ordinances, codes and binding administrative or judicial precedents or authorities, including the binding interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, concessions, grants, franchises, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case having the force of law, and including all Debtor Relief Laws, Environmental Laws and anti-terrorism Laws. “L/C Credit Extension” means, with respect to any Credit, the issuance thereof, the extension of the expiry date thereof or the increase of the amount thereof. “L/C Issuer” means, Wells Fargo in its capacity as issuer of Letters of Credit hereunder, or such other Lender as Borrower may from time to time select as an L/C Issuer hereunder pursuant to Section 2.03; provided that such Lender has agreed to be an L/C Issuer. “LCT Test Date” has the meaning given such term in Section 1.02(s). “Left Lead Arranger” means Wells Fargo Securities, LLC as the left lead arranger and exclusive bookrunner for the transactions contemplated by the Loan Documents. “Lender” means, collectively, (a) initially, each Person designated on Schedule 2.01 as a “Lender” and (b) each Person that assumes a Revolving Credit Commitment, an Additional Revolving Credit Commitment, an Initial Term Loan Commitment and/or an Incremental Term Loan Commitment pursuant to an Assignment and Assumption or pursuant to the applicable Additional Commitment Documentation

32 213264226_7 or which otherwise holds a Revolving Credit Commitment, a Revolving Credit Loan, an Additional Revolving Credit Commitment, an Additional Revolving Credit Loan, an Initial Term Loan Commitment, the Initial Term Loan, an Incremental Term Loan Commitment, an Incremental Term Loan, a risk participation in a Swing Line Loan or a participation in a Credit or a Credit Borrowing (in each case, for so long as such Person holds Commitments or Loans). “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Detail Form, or such other office or offices as a Lender may from time to time notify Borrower, Administrative Agent and the Lending Parties. “Lending Parties” means, collectively, Lenders, Swing Line Lender and L/C Issuer. “Letter of Credit” means any standby or commercial letter of credit issued hereunder. Letters of Credit may be issued in Dollars or in an Alternative Currency. “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any easement, right of way or other encumbrance on title to real property). “Limited Condition Transaction” means any Acquisition (or similar Investment) that Borrower or any one or more of its Subsidiaries is contractually committed to consummate (it being understood that such commitment may be subject to conditions precedent, which conditions precedent may be amended, satisfied or waived in accordance with the terms of the applicable agreement) whose consummation is not conditioned upon the availability of, or on obtaining, third-party financing. “Linked Undertaking” means a Bank Undertaking with respect to which the L/C Issuer thereof is the beneficiary of a related Letter of Credit issued by such L/C Issuer’s Affiliate supporting such Bank Undertaking on terms substantially identical (other than the beneficiary) to those of such Bank Undertaking. “Loan” means any Revolving Credit Loan, Swing Line Loan, Additional Revolving Credit Loan or Incremental Term Loan or Initial Term Loans. “Loan Documents” means this Agreement, the Notes, the Letters of Credit and related Issuer Documents, any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.15, the Fee Letter and any and all other agreements, documents and instruments executed and/or delivered by or on behalf of or in support of any Loan Party to Administrative Agent or any Lending Party or their respective authorized designee evidencing or otherwise relating to the Loans or the Credit Borrowings made or the Letters of Credit issued hereunder. “Loan Notice” means a notice, pursuant to Section 2.02(a), of (a) a borrowing of Loans, (b) a conversion of Loans from one Type to the other or (c) a continuation of Eurocurrency Rate Loans or Term SOFR Loans, which notice, if in writing, will be substantially in the form of Exhibit D. “Loan Parties” means, collectively, Borrower and all Guarantors. “Margin Stock” means “margin stock” as defined in Regulation U adopted by the FRB (12 C.F.R. Part 221).

33 213264226_7 “Material Adverse Effect” means any of the following: (a) a material adverse change in, or material adverse effect upon, the business, assets, operations or financial condition of the Loan Parties, taken as a whole; (b) a material impairment of the ability of Borrower and the other Loan Parties to perform any of its payment or other obligations under this Agreement or any other Loan Document; or (c) a material adverse effect upon the rights or benefits or remedies available to Administrative Agent or any Lending Party under or in respect of this Agreement or any other Loan Document. “Material Contract” means any written contract, license or other written arrangement to which any Loan Party is a party (other than the Loan Documents) for which breach, nonperformance, cancellation or failure to renew could reasonably be expected to have or result in a Material Adverse Effect. “Material Subsidiary” means as at any date of determination, any Domestic Subsidiary of Borrower that, on an unconsolidated basis, accounts for (a) 5% or more of Consolidated EBITDA of Borrower and its Subsidiaries or (b) 5% of more of net revenue as calculated on a Consolidated basis for Borrower and its Subsidiaries, in each case as measured on a pro forma basis for the last four consecutive Fiscal Periods ended as of the last day of the Fiscal Period most recently ended for which Borrower has delivered financial reports to Administrative Agent with the Closing Date or pursuant to Section 6.01(a) or Section 6.01(b), as applicable. For purposes of this definition of “Material Subsidiary,” measurement on a pro forma basis will mean that credit will be given for a Domestic Subsidiary’s unconsolidated portion of Consolidated EBITDA or gross revenue, as the case may be, as if owned on the first day of the applicable Fiscal Period. “Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral consisting of Cash, an amount equal to 102% of the Fronting Exposure of L/C Issuer with respect to Letters of Credit issued and outstanding at such time and (b) otherwise, an amount determined by Administrative Agent and L/C Issuer in their sole discretion. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA and subject to Title IV of ERISA to which any Loan Party or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. “Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including any Loan Party or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA. “National Currency Unit” means a fraction or multiple of one Euro expressed in units of the former national currency of a Participating Member State. “Net Cash Proceeds” means, as applicable, (a) with respect to any Disposition or Casualty Event, all cash and Cash Equivalents received by any Loan Party or any of its Subsidiaries therefrom (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when received) less the sum of (i) all income taxes and other taxes assessed by, or reasonably estimated to be payable to, a Governmental Authority as a result of such transaction, (ii) all reasonable and customary out-of-pocket fees, charges and expenses incurred in connection with such transaction or event (including with respect to legal, investment banking, brokerage, advisor and accounting and other professional fees, sales commissions and disbursements, survey costs, title insurance premiums and related search and recording charges, transfer taxes and deed or mortgage recording taxes or following a Casualty Event, restoration costs), (iii) the principal amount of, premium, if

34 213264226_7 any, and interest on any Indebtedness (other than Indebtedness under the Loan Documents) secured by a Lien on the asset (or a portion thereof) disposed of, which Indebtedness is required to be repaid in connection with such transaction or event, (iv) in the case of any Disposition or Casualty Event by a non-wholly-owned Subsidiary, the pro rata portion of the Net Cash Proceeds thereof attributable to minority interests and not available for distribution to or for the account of Borrower as a result thereof and (v) all amounts that are set aside as a reserve (A) for adjustments in respect of the purchase price of such assets, (B) for any liabilities associated with such sale or casualty, to the extent such reserve is required or permitted by GAAP or as otherwise required pursuant to the documentation with respect to such Disposition or Casualty Event, (C) for the payment of unassumed liabilities relating to the assets sold or otherwise disposed of at the time of, or within 30 days after, the date of such sale or other disposition and (D) for the payment of indemnification obligations; provided that, to the extent and at the time any such amounts are released from such reserve and received by such Loan Party or any of its Subsidiaries, such amounts shall constitute Net Cash Proceeds, and (b) with respect to any Debt Issuance, the gross cash proceeds received by any Loan Party or any of its Subsidiaries therefrom less all reasonable and customary out-of-pocket legal, underwriting and other fees, charges and expenses (including, without limitation, taxes) incurred in connection therewith. “Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all affected Lenders in accordance with the terms of Section 10.01 and (b) has been approved by Required Lenders (to the extent such consent, waiver or amendment requires the approval of all Lenders) or Required Revolving Credit Lenders or Required Initial Term Loan Lenders or Required Incremental Term Loan Lenders (to the extent such consent, waiver or amendment requires the consent of all Revolving Credit Lenders, Initial Term Loan Lenders or Incremental Term Loan Lenders, as applicable). “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Note” means a Revolving Credit Note, a Swing Line Note or a Term Loan Note. “Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Credit or constituting Hedging Obligations or Cash Management Obligations, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding; provided that the Obligations shall not include any Excluded Swap Obligations. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “Organizational Documents” means (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-United States jurisdiction) of such Person; (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement of such Person; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization of such Person and any agreement, instrument, filing or notice with respect thereto filed in connection with such Person’s formation or organization with

35 213264226_7 the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such Person. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.08). “Outbound Investment Rules” means the regulations administered and enforced, together with any related public guidance issued, by the United States Treasury Department under U.S. Executive Order 14105 of August 9, 2023, or any similar law or regulation, and as codified at 31 C.F.R. § 850.101 et seq. “Outstanding Amount” means, as determined as of any date, (a) with respect to any Loans, the aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments of such Loans, as the case may be, occurring on such date; and (b) with respect to any Credit Obligations on any date, the amount of such Credit Obligations after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the Credit Obligations as of such date, including as a result of any reimbursements by Borrower of Unreimbursed Amounts. “Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by Administrative Agent (or to the extent payable to an L/C Issuer, such L/C Issuer, as applicable, in each case, with notice to Administrative Agent) to be customary in the place of disbursement or payment for the settlement of international banking transactions, and (b) with respect to any amount denominated in an Alternative Currency, an overnight rate determined by Administrative Agent (or to the extent payable to an L/C Issuer, such L/C Issuer, in each case, with notice to Administrative Agent) to be customary in the place of disbursement or payment for the settlement of international banking transactions. “Participant” has the meaning given to such term in Section 10.06(d). “Participating Member State” means any member state of the European Union that has the Euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union. “PATRIOT Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)). “Payment Recipient” has the meaning given such term in Section 9.13(a). “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Act” means the Pension Protection Act of 2006.

36 213264226_7 “Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA. “Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by any Loan Party and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code. “Percentage Share” means, as to any Lender, its Revolving Credit Percentage Share, Initial Term Loan Percentage Share or Incremental Term Loan Percentage Share, as applicable. “Permitted Acquisition” means (a) the Acquisition by Borrower or any Subsidiary of (i) all or substantially all of the assets of another Person, (ii) an identifiable business unit or division of another Person or (iii) Equity Interests of another Person resulting in the acquiring Person having the ability to Control the acquired Person or otherwise causing another Person to become a Subsidiary of such Person, or (b) the Acquisition of another Person or an identifiable business unit or division of another Person by Borrower or any Subsidiary in a merger, consolidation, amalgamation, reorganization or other similar transaction (in each case, the Person or identifiable business unit or division being so acquired is referred to as the “Target”), excluding (A) any Acquisition (including those effected through a merger, consolidation, amalgamation, reorganization or other similar transaction) by Borrower of the assets or identifiable business unit or division of, or Equity Interests in, any Subsidiary or (B) any Acquisition (including those effected through a merger, consolidation, amalgamation, reorganization or other similar transaction) by any Subsidiary of the assets or identifiable business unit or division of, or Equity Interests in, any other Subsidiary; provided that: (a) no Event of Default has occurred and is continuing on the date of, or will result after giving effect to, any such Acquisition (actually and on a pro forma basis) (provided, however, that with respect to any Limited Condition Transaction, this clause (a) shall be limited solely to Specified Events of Default); (b) the Target is in a Related Business (as reasonably determined in good faith by Borrower’s Board of Directors or by Borrower’s chief executive officer or chief financial officer); (c) the Acquisition is completed as a result of an arm’s length negotiation and on a non-hostile basis; (d) Borrower is in compliance with the financial covenants set forth in Section 7.14 on a pro forma basis after giving effect to the Acquisition of the Target, as calculated for the Loan Parties as of the last day of the most recent Fiscal Period of Borrower for which financial statements of Borrower have been filed with the SEC or delivered to Administrative Agent with the Closing Date or pursuant to Section 6.01(a) or (b), as the case may be (provided, however, that with respect to any Limited Condition Transaction, this clause (d) shall only require that Borrower be in pro forma compliance with the financial covenants set forth in Section 7.14 as of the LCT Test Date for such Limited Condition Transaction); and (e) upon the consummation of any such Acquisition as to which the Acquisition Consideration paid or payable by Borrower and its Subsidiaries is greater than the Threshold Amount, a Responsible Officer of Borrower will deliver a certificate to Administrative Agent confirming that each of

37 213264226_7 the applicable conditions set forth in clauses (a) through (d), inclusive, of this definition to the qualification of such Acquisition as a “Permitted Acquisition” has been satisfied. “Permitted Encumbrances” means any Cash Collateral or other credit support provided to L/C Issuer in respect of a Defaulting Lender pursuant to clause (D) of Section 2.03(a)(iv). “Permitted Liens” has the meaning given such term in Section 7.01. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any “employee benefit plan” within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of any Loan Party or any ERISA Affiliate or any such Plan to which any Loan Party or any ERISA Affiliate is required to contribute on behalf of any of its employees. “Platform” means Debt Domain, Intralinks, SyndTrak or a substantially similar electronic transmission system. “Prime Rate” means, at any time, the rate of interest per annum publicly announced from time to time by Administrative Agent as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that the rate announced publicly by Administrative Agent as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks. “Proceeding” has the meaning given such term in Section 6.03(b). “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “Qualified ECP Guarantor” means, in respect of any Hedging Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant guarantee or grant of the relevant security interest becomes effective with respect to such Hedging Obligation or such other Person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Rate Determination Date” means, with respect to any Interest Period, two (2) Eurocurrency Banking Days prior to the commencement of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in the applicable interbank market, as determined by Administrative Agent; provided that to the extent that such market practice is not administratively feasible for Administrative Agent, such other day as otherwise reasonably determined by Administrative Agent). “Reasonable Discretion” means, as to any Person, a determination or judgment made by such Person in the exercise of such Person’s reasonable (from the perspective of a commercial lender) business judgment. “Recipient” means (a) Administrative Agent and (b) any Lending Party, as applicable.

38 213264226_7 “Record” means information that is inscribed on a tangible medium or which is stored on an electronic or other medium and is retrievable in perceived form. “Register” means a register for the recordation of the names and addresses of Lenders and, as applicable, the Revolving Credit Commitments and Outstanding Amounts (including the principal amounts and stated interest) of the Loans and Credit Obligations owing to each Lender pursuant to the terms hereof from time to time. “Related Business” means any business that is the same, similar, a reasonable development or extension of or otherwise reasonably related, incidental, ancillary or complementary to the businesses of the Loan Parties on the Closing Date. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, members, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates, and specifically includes, in the case of (a) Wells Fargo, Wells Fargo in its separate capacities as Administrative Agent, as Swing Line Lender and as L/C Issuer, and (b) Wells Fargo Securities, LLC, in its capacity as the Left Lead Arranger. “Relevant Governmental Body” means (a) with respect to a Benchmark Replacement in respect of Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, the FRB or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the FRB or the Federal Reserve Bank of New York, or any successor thereto and (b) with respect to a Benchmark Replacement in respect of Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, any Alternative Currency, (i) the central bank for the Currency in which such Obligations, interest, fees, commissions or other amounts are denominated, or calculated with respect to, or any central bank or other supervisor which is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement or (ii) any working group or committee officially endorsed or convened by (A) the central bank for the Currency in which such Obligations, interest, fees, commissions or other amounts are denominated, or calculated with respect to, (B) any central bank or other supervisor that is responsible for supervising either (1) such Benchmark Replacement or (2) the administrator of such Benchmark Replacement, (C) a group of those central banks or other supervisors or (D) the Financial Stability Board or any part thereof. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the thirty-day notice period has been waived. “Request for Credit Extension” means (a) with respect to a Borrowing of Revolving Credit Loans, Initial Term Loans or Incremental Term Loans, a Loan Notice, (b) with respect to an L/C Credit Extension, a Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice. “Required Incremental Term Loan Lenders” means, as determined at any time, Lenders comprising Incremental Term Loan Lenders holding in excess of 50.0% of the Outstanding Amount of all Incremental Term Loans and Incremental Term Loan Commitments; provided that each determination of Required Incremental Term Loan Lenders will disregard the Outstanding Amount of all Incremental Term Loans and Incremental Term Loan Commitments held by any then Defaulting Lender. “Required Initial Term Loan Lenders” means, as determined at any time, Lenders comprising Initial Term Loan Lenders holding in excess of 50.0% of the Outstanding Amount of all Initial Term Loans and Initial Term Loan Commitments; provided that each determination of Required Initial Term Loan Lenders will disregard the Outstanding Amount of all Initial Term Loans and Initial Term Loan Commitments held by any then Defaulting Lender.

39 213264226_7 “Required Lenders” means, as determined at any time, Lenders comprising Lenders holding in excess of 50.0% of the sum of (a) (i) the Revolving Credit Commitments then in effect or (ii) if the Aggregate Revolving Credit Commitments have been terminated in full, the Total Revolving Credit Outstandings at such time, plus (b) the Outstanding Amount of all Initial Term Loans and Initial Term Loan Commitments at such time plus (c) the Outstanding Amount of all Incremental Term Loans and Incremental Term Loan Commitments at such time; provided that each determination of Required Lenders will disregard the Revolving Credit Commitment of, the portion of the Total Revolving Credit Outstandings and the Outstanding Amount of all Initial Term Loans, Initial Term Loan Commitments, Incremental Term Loans and Incremental Term Loan Commitments, as the case may be, of any then Defaulting Lender. “Required Revolving Credit Lenders” means, as determined at any time, (a) Lenders comprising Revolving Credit Lenders holding in excess of 50.0% of the Revolving Credit Commitments then in effect or (b) if the Aggregate Revolving Credit Commitments have been terminated following the occurrence of an Event of Default, Revolving Credit Lenders holding in excess of 50.0% of the Total Revolving Credit Outstandings at such time; provided that each determination of Required Revolving Credit Lenders will disregard the Revolving Credit Commitment of, and the portion of the Total Revolving Credit Outstandings held or deemed held, by any then Defaulting Lender. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means (a) with respect to Borrower in connection with any Request for Credit Extension to be delivered by Borrower hereunder, the chief executive officer, president, chief financial officer, treasurer or controller of Borrower; (b) with respect to Borrower in connection with any Compliance Certificate or any other certificate or notice pertaining to any financial information required to be delivery by Borrower hereunder or under any other Loan Document, the chief financial officer, treasurer, controller or other officer having primary responsibility for the financial affairs of such Person; and (c) otherwise, with respect to Borrower or any other Loan Party, the chief executive officer, president, chief operating officer, chief financial officer, treasurer or controller of such Person. “Restricted Payment” means, as to any Person, (a) any dividend or other distribution by such Person (whether in Cash, securities or other property) with respect to any Equity Interest of such Person, (b) any payment (whether in Cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of such Equity Interest or on account of any return of capital to any holder of any such Person’s Equity Interests, and (c) the acquisition for value by such Person of any Equity Interests issued by such Person or any other Person that Controls such Person. “Revaluation Date” means subject to Section 1.02(m), (a) with respect to any Loan denominated in an Alternative Currency, each of the following: (i) the date of the borrowing of such Loan (including any borrowing or deemed borrowing in respect of any unreimbursed portion of any payment by the applicable L/C Issuer under any Letter of Credit denominated in an Alternative Currency) but only as to the amounts so borrowed on such date, (ii) each date of a continuation of such Loan pursuant to the terms of this Agreement, but only as to the amounts so continued on such date, and (iii) such additional dates as Administrative Agent shall determine; and (b) with respect to any Letter of Credit denominated in an Alternative Currency, each of the following: (i) each date of issuance of such Letter of Credit, but only as to the stated amount of the Letter of Credit so issued on such date; (ii) in the case of all Existing Letters of Credit denominated in Alternative Currencies, the Closing Date, but only as to such Existing Letters of Credit; and (iii) such additional dates as Administrative Agent shall determine.

40 213264226_7 “Revolving Credit Borrowing” means a borrowing consisting of simultaneous Revolving Credit Loans of the same Type and, in the case of Eurocurrency Rate Loans, Daily Simple RFR Loans and Term SOFR Loans, having the same Interest Period made by each Lender pursuant to Section 2.01(a). “Revolving Credit Commitment” means, as to each Lender at any time, its obligation to do the following pursuant to the terms hereof: (a) make Revolving Credit Loans to Borrower; (b) purchase participations in Credit Obligations; and (c) purchase participations in Swing Line Loans; all in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender became a party hereto or pursuant to the applicable Additional Commitment Documentation, as such amount may be adjusted from time to time in accordance with this Agreement. “Revolving Credit Exposure” means, as to any Lender at any time, the aggregate principal amount at such time of its outstanding Revolving Credit Loans and such Lender’s participation in Credit Obligations and Swing Line Loans at such time. “Revolving Credit Facility” means, at any time, the aggregate amount of the Lenders’ Revolving Credit Commitments at such time. “Revolving Credit Facility Fee” has the meaning given such term in Section 2.09(a). “Revolving Credit Lender” means, collectively, (a) initially, each Lender designated on Schedule 2.01 as a Lender having a Revolving Credit Commitment as of the Closing Date and (b) each Lender that assumes a Revolving Credit Commitment pursuant to an Assignment and Assumption or pursuant to the applicable Additional Commitment Documentation or which otherwise holds a Revolving Credit Commitment, a Revolving Credit Loan, a risk participation in a Swing Line Loan or a participation in a Credit or a Credit Borrowing, other than any such Person that ceases to be a party hereto or ceases to hold any Revolving Credit Commitments or Revolving Credit Loans nor any such risk participations pursuant to an Assignment and Assumption. “Revolving Credit Loan” has the meaning given such term in Section 2.01(a). “Revolving Credit Maturity Date” means the earliest of (a) the Revolving Credit Stated Maturity Date, (b) the date of the termination of the Aggregate Revolving Credit Commitments pursuant to Section 2.06 and (c) the date of the termination of the Aggregate Revolving Credit Commitments and of the obligation of L/C Issuer to make L/C Credit Extensions and the acceleration of the Revolving Credit Loans pursuant to Section 8.03. “Revolving Credit Percentage Share” means as to any Revolving Credit Lender at any time, the percentage (expressed as a decimal carried out to the ninth decimal place) of the Aggregate Revolving Credit Commitments represented by such Lender’s Revolving Credit Commitment at such time, subject to adjustment as provided in Section 3.07; provided that, if the commitment of each Lender to make Revolving Credit Loans and the obligation of L/C Issuer to issue L/C Credit Extensions have been terminated pursuant to Section 8.03 or if the Aggregate Revolving Credit Commitments have expired, then the Revolving Credit Percentage Share of each Lender will be determined based upon such Lender’s Revolving Credit Percentage Share most recently in effect, giving effect to any subsequent assignments. The initial Revolving Credit Percentage Share of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption or pursuant to the applicable Additional Commitment Documentation pursuant to which such Lender became a party hereto, as applicable. “Revolving Credit Stated Maturity Date” means December 16, 2030.

41 213264226_7 “RFR” means, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, (a) Dollars, Term SOFR or Daily Simple SOFR, (b) Sterling, SONIA and (c) Swiss Francs, SARON. “RFR Business Day” means, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, (a) Dollars, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities, (b) Sterling, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for general business in London, and (c) Swiss Francs, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for the settlement of payments and foreign exchange transactions in Zurich; provided, that for purposes of notice requirements in Sections 2.02(a) and 2.05(b), in each case, such day is also a Business Day. “RFR Loan” means a Daily Simple RFR Loan, Daily Simple SOFR Loan or a Term SOFR Loan, as the context may require. “RFR Rate Day” has the meaning given such term in the definition of “Daily Simple RFR” set forth in this Section 1.01. “S&P” means Standard & Poor’s Ratings Services, a division of S&P Global Inc. and any successor thereto. “Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by Administrative Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency. “Sanctioned Country” means at any time, a country, region or territory which is itself (or whose government is) the subject or target of any Sanctions (including, as of the Closing Date, Cuba, Iran, North Korea, Syria, the Crimea, Kherson and Zaporizhzhia regions of Ukraine, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic (for the avoidance of doubt, the preceding list is intended to be illustrative only as of the Closing Date; the comprehensive list of Sanctioned Countries is subject to change from time to time in accordance with the Sanctions then in effect)). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including OFAC’s Specially Designated Nationals and Blocked Persons List and OFAC’s Consolidated Non-SDN List), the U.S. Department of State, the United Nations Security Council, the European Union, any European member state, His Majesty’s Treasury, Hong Kong Monetary Authority or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by, or acting or purporting to act for or on behalf of, directly or indirectly, any such Person or Persons described in the preceding clauses (a) and (b), including a Person that is deemed by OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Person(s) or (d) any Person otherwise a target of Sanctions, including vessels and aircraft, that are designated under any Sanctions program. “Sanctions” means any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and restrictions and anti-terrorism laws, including but not limited to those imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, any European member state, His Majesty’s Treasury, the Office of the Superintendent of Financial Institutions

42 213264226_7 (Canada), Hong Kong Monetary Authority or other relevant sanctions authority in any jurisdiction in which (a) Borrower or any of its Subsidiaries or Affiliates is located or conducts business, (b) in which any of the proceeds of the Credit Extensions will be used, or (c) from which repayment of the Credit Extensions will be derived. “SARON” means a rate equal to the Swiss Average Rate Overnight as administered by the SARON Administrator. “SARON Administrator” means the SIX Swiss Exchange AG (or any successor administrator of the Swiss Average Rate Overnight). “SARON Administrator’s Website” means SIX Swiss Exchange AG’s website, currently at https://www.six-group.com, or any successor source for the Swiss Average Rate Overnight identified as such by the SARON Administrator from time to time. “SEC” means the Securities and Exchange Commission and any successor thereto. “Simple SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”. “Simpson Strong-Tie” means Simpson Strong-Tie Company Inc., a California company and a wholly owned Subsidiary of Borrower. “Simpson Strong-Tie International” means Simpson Strong-Tie International Inc., a California company, a wholly owned Subsidiary of Simpson Strong-Tie and an indirect wholly owned Subsidiary of Borrower. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Determination Day” has the meaning specified in the definition of “Daily Simple SOFR.” “Solvent” means, as to any Person at any time, that (a) the fair value of the property of such Person on a going concern basis is greater than the amount of such Person’s liabilities (including contingent liabilities), as such value is established and such liabilities are evaluated for purposes of Section 101(32) of the Bankruptcy Code and, in the alternative, for purposes of the Uniform Fraudulent Transfer Act or any similar state statute applicable to Borrower or any Subsidiary thereof; (b) the present fair salable value of the property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including contingent liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute unreasonably small capital. For the purposes of the foregoing, the amount of contingent liabilities at any time will be computed as the amount that, in light of all facts and

43 213264226_7 circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “SONIA” means a rate equal to the Sterling Overnight Index Average as administered by the SONIA Administrator. “SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average). “SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time. “Specified Event of Default” means any Event of Default occurring under Sections 8.01(a) or, in the case of Borrower only, Section (f) or (g). “Specified Lender” means, at any time, any Lender that (a) has (i) requested compensation under Section 3.04 and has not rescinded such request within five (5) Business Days of the making thereof or (ii) to whom Borrower must pay an additional amount (or on whose behalf Borrower must pay an additional amount to a Governmental Authority) pursuant to Section 3.01, and in the case of either of clauses (i) or (ii), such Lender has declined or is unable to designate a different Lending Office in accordance with Section 3.06(a); (b) gives a notice pursuant to Section 3.02; (c) is a Defaulting Lender; or (d) is a Non- Consenting Lender. “Specified Materials” means, collectively, all notices, demands, communications, documents and other materials or information provided by or on behalf of Borrower or any other Loan Party or any of their respective Subsidiaries or Affiliates, as well as documents and other written materials relating to Borrower or any other Loan Party or any of their respective Subsidiaries or Affiliates or any other materials or matters relating to this Agreement or any of the other Loan Documents (including any amendments or waivers of the terms thereof or supplements thereto) or the transactions contemplated herein or therein. “Specified Representations” means the representations and warranties of Borrower and, to the extent applicable, the other Loan Parties set forth in Section 5.01, Section 5.02(a) (with respect to entering into and performance of the Loan Documents), Section 5.05, Section 5.13 (only with respect to the second sentence thereof), Section 5.17 and Section 5.18. “Specified Transaction” means, with respect to any period, any Investment, Disposition of assets, incurrence or repayment of Indebtedness, Restricted Payment, subsidiary designation or other event that by the terms of this Agreement requires “pro forma” compliance with a test or covenant hereunder or requires such test or covenant to be calculated on a “pro forma” or after giving “pro forma” effect thereto. “Spot Rate” means, subject to Section 1.02(m), for a Currency, the rate provided (either by publication or otherwise provided or made available to Administrative Agent) by Thomson Reuters Corp. (or equivalent service chosen by Administrative Agent in its reasonable discretion) as the spot rate for the purchase of such Currency with another currency at a time selected by Administrative Agent in accordance with the procedures generally used by Administrative Agent for syndicated credit facilities in which it acts as administrative agent. “Sterling” and “£” mean the lawful currency of the United Kingdom.

44 213264226_7 “Subordinated Debt” means any unsecured Indebtedness of Borrower or any Subsidiary that (a) is subordinated by its terms in right of payment to the Loans pursuant to provisions reasonably acceptable to the Administrative Agent, (b) is subject to such financial and other covenants and events of defaults as may be reasonably acceptable to the Administrative Agent and (c) is subject to such customary interest blockage and delayed acceleration provisions as may be reasonably acceptable to the Administrative Agent. “Subordination Provisions” means the provisions relating to subordination attached as Exhibit H. “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of Equity Interests having ordinary voting power for the election of directors or other governing body (other than Equity Interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise Controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” will refer to a Subsidiary or Subsidiaries of Borrower. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement; and (b) any and all transactions of any kind, and the related confirmations, that are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement including any such obligations or liabilities under any such master agreement (in each case, together with any related schedules). “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s) and (b) for any date prior to the date referenced in clause (a) of this definition, the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender). “Swing Line” means the revolving credit facility made available by Swing Line Lender pursuant to Section 2.04. “Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04. “Swing Line Lender” means, at any time, the provider of the Swing Line hereunder (which, initially, will be Wells Fargo). “Swing Line Loan” has the meaning given such term in Section 2.04(a). “Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, will be substantially in the form of Exhibit F.

45 213264226_7 “Swing Line Sublimit” means, as determined as of any date, an amount equal to the lesser of (a) $25,000,000 and (b) the Aggregate Revolving Credit Commitments. The Swing Line Sublimit is a part of, but is not in addition to, the Aggregate Revolving Credit Commitments. “Swiss Francs” means the lawful currency of Switzerland. “Synthetic Lease Obligation” means the principal balance outstanding under any lease, funding agreement or other arrangement with respect to any real or personal property pursuant to which the lessor is treated as the owner of such property for accounting purposes and the lessee is treated as the owner of such property for federal income tax purposes, or any tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product to which such Person is a party, where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP. “T2” means the real time gross settlement system operated by the Eurosystem, or any successor system. “Target” has the meaning given such term in the first sentence of the definition of “Permitted Acquisition” set forth in this Section 1.01. “TARGET Day” means any day on which T2 is open for the settlement of payments in Euros. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholdings), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term SOFR” means, for any calculation with respect to a Term SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) RFR Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided that if as of 5:00 p.m. (Eastern time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding RFR Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding RFR Business Day is not more than three (3) RFR Business Days prior to such Periodic Term SOFR Determination Day; provided, further, that if Term SOFR determined as provided above (including pursuant to the first proviso above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its Reasonable Discretion). “Term SOFR Loan” means any Loan that bears interest at a rate based on Term SOFR. “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Test Period” means each period of four consecutive Fiscal Periods then last ended, in each case taken as one accounting period.

46 213264226_7 “Threshold Amount” means $75,000,000. “TIBOR” has the meaning given to such term in the definition of “Eurocurrency Rate” set forth in this Section 1.01. “TIBOR Rate” has the meaning given to such term in the definition of “Eurocurrency Rate” set forth in this Section 1.01. “Total Revolving Credit Outstandings” means, as determined as at any time, the sum of (a) the aggregate Outstanding Amount of all Revolving Credit Loans, plus (b) the Outstanding Amount of all Credit Obligations and plus (c) the Outstanding Amount of all Swing Line Loans. “Transactions” means collectively, the funding of the Initial Term Loan and the payment of fees, commissions and expenses in connection with the foregoing. “Type” means, with respect to any Loan, its character as a Base Rate Loan, a Eurocurrency Rate Loan or an RFR Loan. “UCP” means, with respect to any commercial Credit, the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the applicable time of issuance). “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “U.K. Regulatory Cost” means an addition to the interest rate on a Eurocurrency Rate Loan or a RFR Loan denominated in an Alternative Currency to compensate a Lender for the cost imputed to such Lender in respect of any such Eurocurrency Rate Loan or RFR Loan denominated in an Alternative Currency made by such Lender hereunder resulting from the imposition from time to time under or pursuant to the Bank of England Act 1998 or by the Bank of England or the Financial Services Authority (the “FSA”) (or other United Kingdom Governmental Authorities or agencies) of a requirement to place non-interest- bearing deposits or special deposits (whether interest-bearing or not) with the Bank of England to meet cash ratio requirements and/or pay fees to the FSA calculated by reference to liabilities used to fund such Eurocurrency Rate Loan or RFR Loan. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement, excluding the related Benchmark Replacement Adjustment. “United States Person” means any United States citizen, lawful permanent resident, entity organized under the laws of the United States or any jurisdiction within the United States, including any foreign branch of any such entity, or any Person in the United States. “Unreimbursed Amount” means, with respect to any Credit, any amount (in Dollars, or if the applicable Credit is denominated in an Alternative Currency, the Dollar Equivalent thereof) drawn thereunder that Borrower has failed to reimburse to L/C Issuer by 11:00 a.m. on the related Honor Date.

47 213264226_7 “Unrestricted Cash and Cash Equivalents” means, as determined as of any date, an amount equal to the lesser of (a) $150,000,000 and (b) 100% of all cash and Cash Equivalents of Borrower and its Subsidiaries, in each case that would not appear as restricted on any then-current financial statement delivered with the Closing Date or required to be delivered pursuant to Section 6.01, determined on a Consolidated basis; provided that for the purpose of the calculating the Consolidated Net Leverage Ratio as of any date of determination, Unrestricted Cash and Cash Equivalents as calculated for such date shall specifically exclude the proceeds of any Consolidated Funded Debt incurred substantially concurrently therewith other than any proceeds that will be used within thirty (30) days following such date solely to refinance or otherwise satisfy (in whole or in part) other Consolidated Funded Debt included in the numerator of such calculation of the Consolidated Net Leverage Ratio. “U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 3.01(f). “Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness, in each case of clauses (a) and (b), without giving effect to the application of any prior prepayment to such installment, sinking fund, serial maturity or other required payment of principal. “Wells Fargo” means Wells Fargo Bank, National Association, a national banking association. “Withholding Agent” means any Loan Party and the Administrative Agent. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail- In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. “Yen” and “¥” mean the lawful currency of Japan. Section 1.02 Certain Rules of Construction. (a) General Rules. (i) Unless the context otherwise clearly requires, the meaning of a defined term is applicable equally to the singular and plural forms thereof. (ii) The words “hereof,” “herein,” “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement.

48 213264226_7 (iii) The word “documents” includes instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced. (iv) The words “include” and “including” are not limiting and the word “or” is not exclusive. (v) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including.” (vi) Unless the context otherwise clearly requires, the words “property,” “properties,” “asset” and “assets” refer to both personal property (whether tangible or intangible, including Cash, securities, accounts and contract rights) and real property. (vii) Whenever a representation or warranty is made to any Person’s knowledge or awareness or with a similar qualification, knowledge or awareness means the actual knowledge of the Responsible Officers, after such investigation into the applicable matter as is customary for the Responsible Officers in the ordinary course of their conduct of the applicable Person’s business. (viii) Whenever this Agreement refers to any “wholly-owned” Subsidiary of any Person, such reference will be deemed to include any Foreign Subsidiary of such Person in which a nominal amount of Equity Interests are held by residents of the jurisdiction in which such Subsidiary is organized in order to comply with requirements of local Law. (ix) Any reference to a Person will be construed to include such Person’s successors and assigns. (x) Unless the context otherwise clearly requires, (A) Article, Section, subsection, clause, Schedule and Exhibit references are to this Agreement; (B) references to documents (including this Agreement) will be deemed to include all subsequent amendments, renewals, extensions, replacements, restatements and other modifications thereto, but only to the extent such amendments, renewals, extensions, replacements, restatements and other modifications are not prohibited by the terms of any Loan Document; and (C) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation. (b) Time References. Unless the context requires otherwise, all references herein to times of day will be references to California time (daylight or standard, as applicable). (c) Captions. The captions and headings of this Agreement are for convenience of reference only and will not affect the interpretation of this Agreement. (d) Cumulative Nature of Certain Provisions. This Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and will be performed in accordance with their respective terms. (e) No Construction Against Any Party. This Agreement and the other Loan Documents are the result of negotiations among, and have been reviewed by counsel to, the Loan Parties, Administrative Agent and the Lending Parties and are the products of all parties. Accordingly, they will

49 213264226_7 not be construed against Administrative Agent or any Lending Party merely because of the involvement of any or all of the preceding Persons in their preparation. (f) Paid in Full. Any reference in this Agreement or in any other Loan Document to the satisfaction or repayment in full of the Obligations means the repayment in full in immediately available funds (or, in the case of (i) Letters of Credit, (ii) Cash Management Obligations or (iii) Hedging Obligations, the cash collateralization or support by a standby letter of credit in accordance with the terms hereof or otherwise backstopped in a manner acceptable to the applicable counterparty) of all Obligations other than unasserted contingent indemnification obligations and other than any Cash Management Obligations or Hedging Obligations described in the parenthetical above that, at such time, are allowed by the applicable Cash Management Bank or Hedge Bank to remain outstanding and not be repaid or cash collateralized. (g) GAAP. Unless the context otherwise clearly requires, all accounting terms not expressly defined herein will be construed, and all financial computations required under this Agreement will be made, in accordance with GAAP. If at any time any change in GAAP or any changes in accounting principles or practices from those used in the preparation of the financial statements are hereafter occasioned by the promulgation of rules, regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or any successor thereto or agencies with similar functions) or other regulatory body with jurisdiction over GAAP or any financial reporting by Borrower, that results in a material change in the method of accounting in the financial statements required to be furnished to Administrative Agent hereunder or in the calculation of financial covenants, standards or terms contained in this Agreement, and either Borrower or Required Lenders will so request, Administrative Agent, the Lending Parties and Borrower will negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of Required Lenders); provided that, until so amended: (i) such ratio or requirement will continue to be computed in accordance with GAAP prior to such change therein; and (ii) Borrower will provide to Administrative Agent and the Lending Parties financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. (h) Rounding. Any financial ratios required to be maintained by the Loan Parties or any of them pursuant to the Loan Documents will be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number using the common – or symmetric arithmetic – method of rounding (in other words, rounding-up if there is no nearest number). (i) Computations of Certain Covenants. (i) For purposes of computing the Consolidated Net Leverage Ratio and the Consolidated Interest Coverage Ratio as of any date (including on a pro forma basis in the definition of “Permitted Acquisition” set forth in Section 1.01), all components of such ratios will include or exclude, as the case may be, for the applicable Test Period all financial results (without duplication of amounts) attributable to any business or assets that are the subject of any Acquisition or Disposition by Borrower or any Subsidiary thereof effected during such period, as reviewed and confirmed by Administrative Agent in its Reasonable Discretion on a pro forma basis for such period (including pro forma adjustments, in each case (A) determined on a basis consistent with Article 11 of Regulation S-X promulgated under the Securities Act or (B) otherwise reasonably agreed to by Administrative Agent) as if such Acquisition or Disposition had occurred (and any Indebtedness incurred or repaid in connection therewith had been incurred and repaid, as the case may be) (1) in the case of any Acquisition for which the Acquisition Consideration is less than the Threshold Amount or any Disposition for which the all-in consideration paid

50 213264226_7 or payable in Cash or other property, including any deferred consideration included or characterized as indebtedness or a liability in accordance with GAAP, is less than the Threshold Amount, on the date of consummation of such Acquisition or Disposition, and (2) in the case of any other Acquisition or Disposition, for any balance sheet item, on the last day of such measurement period, and otherwise on the first day of such measurement period. (ii) For the purposes of computing the Consolidated Net Leverage Ratio and the Consolidated Interest Coverage Ratio as of any date, to the extent that any Joint Venture is included in Borrower’s Consolidated financial statements, such calculations will disregard the ratable portion of such Joint Venture attributable to the ownership of any Joint Venture by any Person who is not a Loan Party or a Subsidiary of a Loan Party. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of Borrower and its Subsidiaries will be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB 470-20 for purposes of the calculation of, and compliance with, financial covenants will be disregarded. (iii) For financial covenant calculations and financial reporting purposes, all amounts denominated in a currency other than Dollars will be converted to Dollars at the currency change rates used in preparing Borrower’s financial statements in accordance with GAAP. (j) Calculations with Respect to Letters of Credit. Unless otherwise specified herein, the amount of a Credit at any time will be deemed to be the stated amount of such Credit in effect at such time; provided that, with respect to any Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Credit will be deemed to be the maximum stated amount of such Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. (k) Documents Executed by Responsible Officers. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party will be conclusively presumed to have been authorized by all necessary corporate or other organizational action on the part of such Loan Party and such Responsible Officer will be conclusively presumed to have acted on behalf of such Loan Party. (l) Additional Alternative Currencies. (i) Borrower may from time to time request that (x) Loans be made in a currency other than those specifically listed in the definition of “Alternative Currency” and/or (y) Credits be issued in a currency other than those specifically listed in the definition of “Alternative Currency”; provided that such requested currency is (A) a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars, (B) dealt with in the London or other applicable offshore interbank deposit market and (C) for which no central bank or other governmental authorization in the country of issue of such currency is required to give authorization for the use of such currency by any Lender for making Loans or any L/C Issuer for issuing Credits, as applicable, unless such authorization has been obtained and remains in full force and effect. In the case of any such request with respect to the making of Loans, such request shall be subject to the approval of Administrative Agent and the Lenders; and in the case of any such request with respect to the issuance of Credits, such request shall be subject to the approval of Administrative Agent, the Revolving Credit Lenders and the applicable L/C Issuer. (ii) Any such request shall be made to Administrative Agent not later than 11:00 a.m., (x) with respect to a request for an additional Alternative Currency, twenty (20) Business Days prior to the date of the desired Credit Extension (or such shorter time or date as may be agreed by Administrative Agent in its sole discretion) or (y) with respect to a request for an additional Alternative

51 213264226_7 Currency for issuance of Credits, five (5) Business Days prior to the date of the desired Credit (or such shorter time or date as may be agreed by the applicable L/C Issuer, in its sole discretion with notice to Administrative Agent). In the case of any such request pertaining to Loans, Administrative Agent shall promptly notify each Lender thereof; and in the case of any such request pertaining to Credits, Administrative Agent shall promptly notify the L/C Issuer thereof. Each Lender (in the case of any such request pertaining to Loans) shall notify Administrative Agent, not later than 11:00 a.m. ten (10) Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Loans in such requested currency. The applicable L/C Issuer (in the case of a request pertaining to Letters of Credit) shall notify Administrative Agent, not later than 11:00 a.m. three (3) Business Days after receipt of such request whether it consents, in its sole discretion, to the issuance of Credits in such requested currency. (iii) Any failure by a Lender or the applicable L/C Issuer, as the case may be, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Lender or the applicable L/C Issuer, as the case may be, to permit Loans to be made or Credits to be issued in such requested currency. If Administrative Agent and all the Lenders consent to making Loans in such requested currency, Administrative Agent shall so notify Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any borrowings of Loans; and if Administrative Agent, all the Revolving Credit Lenders and the applicable L/C Issuer consent to the issuance of Credits in such requested currency, Administrative Agent shall so notify Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Credit issuances by such L/C Issuer. If Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.02(l), Administrative Agent shall promptly so notify Borrower. (m) Exchange Rates; Currency Equivalents; Daily Simple RFR Loans. (i) The Administrative Agent shall determine the Dollar Equivalent amount of each Credit Extension denominated in Alternative Currencies. Such Dollar Equivalent shall become effective as of such Revaluation Date and shall be the Dollar Equivalent of such amounts until the next Revaluation Date to occur. Except for purposes of financial statements delivered by the Borrower hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any Currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent. (ii) Wherever in this Agreement in connection with a borrowing, conversion, continuation or prepayment of Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such borrowing, Loan or Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent. (iii) Notwithstanding the foregoing provisions of this Section 1.02(m) or any other provision of this Agreement, (i) each L/C Issuer may compute the Dollar Equivalent of the maximum amount of each applicable Letter of Credit issued by such L/C Issuer by reference to exchange rates determined using any reasonable method customarily employed by such L/C Issuer for such purpose, and (ii) the Dollar Equivalent of all Existing Letters of Credit denominated in Alternative Currencies shall as of the Closing Date be as set forth on Schedule 1.01. (iv) Notwithstanding the foregoing provisions of this Section 1.02(m) or any other provision of this Agreement, in connection with Daily Simple RFR Loans in an Alternative Currency, the Spot Rate on each date of borrowing shall be the Spot Rate in effect as of the Revaluation Date

52 213264226_7 applicable to the first borrowing of any such Daily Simple RFR Loans in such Alternative Currency (or, if applicable, any later Revaluation Date pursuant to clause (a)(iii) of the definition of “Revaluation Date”). (n) Redenomination of Certain Foreign Currencies; New Currency. (i) Each obligation of Borrower to make a payment denominated in the National Currency Unit of any member state of the European Union that adopts the Euro as its lawful currency after the Closing Date will be redenominated into Euro at the time of such adoption. If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency will be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis will be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any Loan denominated in the currency of such member state is outstanding immediately prior to such date, such replacement will take effect, with respect to such Loan, at the end of the then current Interest Period. (ii) If, after the making of any Loan in any Alternative Currency, currency control or exchange regulations are imposed in the country which issues such Alternative Currency with the result that different types of such Alternative Currency (the “New Currency”) are introduced and the type of currency in which the Loan was made (the “Original Currency”) no longer exists or Borrower is not able to make payment to Administrative Agent for the account of the Lending Parties or Administrative Agent in such Original Currency, then all payments to be made by Borrower hereunder in such currency will be made to Administrative Agent in such amount and such type of the New Currency as will be equivalent to the amount of such payment otherwise due hereunder in the Original Currency, it being the intention of the parties hereto that Borrower takes all risks of the imposition of any such currency control or exchange regulations. In addition, notwithstanding the foregoing provisions of this Section 1.02(n), if, after the making of any Loan in any Alternative Currency, Borrower is not able to make payment to Administrative Agent for the account of the Lenders or Administrative Agent in the type of currency in which such Loan was made because of the imposition of any such currency control or exchange regulation, then such Loan will instead be repaid when due in Dollars in a principal amount equal to the Dollar Equivalent (as of the date of repayment) of such Loan. (iii) If, after the making of any Loan denominated in Euros with respect to the business operations of Borrower in any member state of the European Union, that member state ceases to use the Euro as its lawful currency, then Borrower and Administrative Agent will negotiate in good faith to determine whether such Loan shall be redenominated into the National Currency Unit of such state and, if so, the terms on which such redenomination will be made. (o) Currency of Account. Dollars are the currency of account and payment for each and every sum at any time due from Borrower hereunder in each case except as expressly provided in this Agreement; provided that, subject to Section 1.02(n): (i) each repayment of a Loan or a part thereof will be made in the currency in which such Loan is denominated at the time of that repayment; (ii) each payment of interest will be made in the currency in which such principal or other sum in respect of which such interest is payable, is denominated; (iii) each payment of fees will be in Dollars;

53 213264226_7 (iv) each payment in respect of costs, expenses and indemnities will be made in the currency in which the same were incurred or the Dollar Equivalent thereof; and (v) any amount expressed to be payable in a currency other than Dollars will be paid in that other currency. No payment to Administrative Agent or any Lending Party (whether under any judgment or court order or otherwise) will discharge the obligation or liability in respect of which it was made unless and until Administrative Agent or such Lending Party will have received payment in full in the Currency in which such obligation or liability was incurred, and to the extent that the amount of any such payment will, on actual conversion into such currency, fall short of such obligation or liability actual or contingent expressed in that currency, Borrower agrees to indemnify and hold harmless Administrative Agent or such Lending Party, as applicable, with respect to the amount of the shortfall, with such indemnity surviving the termination of this Agreement and any legal proceeding, judgment or court order pursuant to which the original payment was made which resulted in the shortfall. (p) Currency Fluctuations. If, on any Revaluation Date, the Dollar Equivalent of the Total Revolving Credit Outstandings under the Revolving Credit Facility exceeds the Aggregate Revolving Credit Commitments at such time for three (3) or more consecutive Business Days, then Borrower will repay or prepay the relevant Loans in accordance with this Agreement within five (5) Business Days from such third (3rd) consecutive Business Day (or on the Revolving Credit Maturity Date, as applicable) in an aggregate principal amount such that, after giving effect thereto, the Total Revolving Credit Outstandings under the Revolving Credit Facility (expressed in Dollars) no longer exceeds the Aggregate Revolving Credit Commitments (expressed in Dollars). Borrower will not be required to pay any amount under Section 3.05 in connection with any repayment or prepayment of Loans to the extent, but only to the extent, such repayment or prepayment is mandated by this Section 1.02(p). (q) Rates. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (i) the continuation of, administration of, submission of, calculation of or any other matter related to Daily Simple SOFR, SOFR, Term SOFR Reference Rate, Term SOFR, any Daily Simple RFR, the Eurocurrency Rate, the Adjusted Eurocurrency Rate or any other Benchmark, any component definition thereof or rates referenced in the definition thereof or with respect to any alternative, successor or replacement rate thereto (including any then-current Benchmark or any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 3.03(c), will be similar to, or produce the same value or economic equivalence of Daily Simple SOFR, SOFR, Term SOFR Reference Rate, Term SOFR, any Daily Simple RFR, the Eurocurrency Rate, the Adjusted Eurocurrency Rate or any other Benchmark, or have the same volume or liquidity as did the Daily Simple SOFR, SOFR, Term SOFR Reference Rate, Term SOFR, any Daily Simple RFR, the Eurocurrency Rate, the Adjusted Eurocurrency Rate or any other Benchmark prior to its discontinuance or unavailability, or (ii) the effect, implementation or composition of any Conforming Changes. Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of a Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to Borrower. Administrative Agent may select information sources or services in its Reasonable Discretion to ascertain any Benchmark, any component definition thereof or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

54 213264226_7 (r) Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (i) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (ii) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time. (s) Limited Condition Transactions. In the event that Borrower notifies Administrative Agent in writing that any proposed Investment is a Limited Condition Transaction and that Borrower wishes to test the conditions to such Investment and any requested Additional Revolving Credit Loan or any Incremental Term Loan to be incurred hereunder for the express purpose of funding, in whole or in part, the Acquisition Consideration of such Limited Condition Transaction (including any portion which repays, redeems or otherwise discharges any Indebtedness of the Target or any of its Subsidiaries or other Affiliates being acquired as part of such Limited Condition Transaction) in accordance with this Section 1.01(s), then the following provisions shall apply: (i) Notwithstanding anything in this Agreement to the contrary (except as otherwise provided in this Section 1.02(s)), when calculating any applicable ratio (including compliance with the financial covenants set forth in Section 7.14), the amount or availability of the Incremental Cap, or determining other compliance with this Agreement, in each case, in connection with a transaction undertaken in connection with the consummation of a Limited Condition Transaction, the date of determination of such ratio, the amount or availability of the Incremental Cap or other applicable covenant shall be deemed to be the date the definitive agreement (or a binding written commitment) for such Limited Condition Transaction is entered into (the “LCT Test Date”) and, if applicable, based on the Test Period ending as of the last date of the Fiscal Period for which Consolidated financial statements of Borrower and its Subsidiaries have most recently been filed with the SEC or delivered to Administrative Agent with the Closing Date or pursuant to Section 6.01(a) or (b), as the case may be, and if, after such ratios and other provisions are measured on a pro forma basis after giving effect to such Limited Condition Transaction and the other Specified Transactions to be entered into in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) as if they occurred at the beginning of the applicable Test Period ending prior to the LCT Test Date, Borrower could have taken such action on the relevant LCT Test Date in compliance with such ratios, provisions, requirements or conditions, such provisions shall be deemed to have been complied with. Such ratios and other provisions shall not be tested at the time of consummation of such Limited Condition Transaction or related Specified Transactions and, in connection with any subsequent calculation of any ratio or other provision with respect to any other related Specified Transaction on or following the relevant LCT Test Date and prior to the earlier of the date on which such Limited Condition Transaction is consummated or the date that the definitive agreement for such Limited Condition Transaction is terminated or expires without consummation of such Limited Condition Transaction, any such ratio or basket shall be calculated on a pro forma basis assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence of any such Additional Revolving Credit Loan or Incremental Term Loan and the use of proceeds thereof) have been consummated. (ii) Any condition to such Limited Condition Transaction or any such Additional Revolving Credit Loan or Incremental Term Loan hereunder that requires that no Default or Event of Default shall have occurred and be continuing shall be satisfied if (x) no Event of Default shall have occurred and be continuing as of the LCT Test Date and (y) no Specified Event of Default shall have occurred and be continuing both immediately before and immediately after giving effect to the consummation of such Limited Condition Transaction and other transactions in connection therewith

55 213264226_7 (including the incurrence of any such Additional Revolving Credit Loan or Incremental Term Loan hereunder). (iii) Any condition to such Limited Condition Transaction or any such Additional Revolving Credit Loan or Incremental Term Loan hereunder that requires that the representations and warranties in this Agreement and the other Loan Documents shall be true and correct at the time of consummation of such Limited Condition Transaction or the incurrence of any such Additional Revolving Credit Loan or Incremental Term Loan hereunder shall be deemed satisfied if each of the Specified Representations will be true and correct in all material respects (except that such materiality qualifier will not be applicable to any portion of any representation and warranty that is already qualified or modified by materiality in the text thereof) as of the date of consummation of such Limited Condition Transaction and incurrence of such Additional Revolving Credit Loan or Incremental Term Loan hereunder. ARTICLE II CREDIT EXTENSIONS Section 2.01 Revolving Credit Loans; Initial Term Loan; Incremental Term Loans. (a) Revolving Credit Loans. Upon the terms, subject to the conditions and in reliance upon the representations and warranties of Borrower and each other Loan Party set forth in this Agreement and in the other Loan Documents, each Lender having a Revolving Credit Commitment severally (but not jointly) agrees to make loans (each such loan, a “Revolving Credit Loan”) of immediately available funds to Borrower, on a revolving basis from time to time on any Business Day during the Availability Period, in an aggregate principal amount outstanding not to exceed at any time such Lender’s Revolving Credit Commitment as then in effect, provided that, and notwithstanding the foregoing, after giving effect to any Revolving Credit Borrowing, (i) the Total Revolving Credit Outstandings will not exceed the Aggregate Revolving Credit Commitments, and (ii) the sum of (A) the aggregate Outstanding Amount of the Revolving Credit Loans of any Lender plus (B) such Lender’s Revolving Credit Percentage Share multiplied by the Outstanding Amount of all Credit Obligations plus (C) such Lender’s Revolving Credit Percentage Share multiplied by the Outstanding Amount of all Swing Line Loans will not exceed such Lender’s Revolving Credit Commitment, and so long as any such circumstance exists the Lenders will not be obligated to fund any Revolving Credit Loans. Each Revolving Credit Loan will be denominated in Dollars or in an Alternative Currency as permitted by this Agreement and no Lender will be obligated to make any Revolving Credit Loan if the requested Revolving Credit Loan is to be denominated in a Currency other than Dollars or an Alternative Currency as permitted under this Agreement. Within the limits of each Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, Borrower may borrow under this Section 2.01, prepay under Section 2.05, and reborrow under this Section 2.01. Revolving Credit Loans may be requested and made as Base Rate Loans, Eurocurrency Rate Loans or RFR Loans, as further provided herein. (b) Initial Term Loans. Upon the terms, subject to the conditions and in reliance upon the representations and warranties of Borrower and each other Loan Party set forth in this Agreement and in the other Loan Documents, each Initial Term Loan Lender severally (but not jointly) agrees to make term loans (each such loan, an “Initial Term Loan”) of immediately available funds to Borrower, in Dollars on the Closing Date in a principal amount equal to such Initial Term Loan Lender’s Initial Term Loan Commitment as of the Closing Date. Notwithstanding the foregoing, if the total Initial Term Loan Commitment as of the Closing Date is not drawn on the Closing Date, the undrawn amount shall automatically be cancelled.

56 213264226_7 (c) Incremental Term Loans. Upon the terms, subject to the conditions and in reliance upon the representations and warranties of Borrower and each other Loan Party set forth in this Agreement and in the other Loan Documents, each Incremental Term Loan Lender severally (but not jointly) agrees to make a loan in immediately available funds to Borrower (each such loan, an “Incremental Term Loan”) on the date specified in the applicable Additional Commitment Documentation in the principal amount of such Lender’s Incremental Term Loan Commitment. Immediately upon the making of an Incremental Term Loan by any Lender having an Incremental Term Loan Commitment, such Lender’s Incremental Term Loan Commitment will be permanently reduced to zero. Each Incremental Term Loan will be denominated in Dollars or in an Alternative Currency as permitted by this Agreement and no Incremental Term Loan Lender will be obligated to make any Incremental Term Loan if the requested Incremental Term Loan is to be denominated in a Currency other than Dollars or an Alternative Currency as permitted under this Agreement. Incremental Term Loans may be requested and made as Base Rate Loans, Eurocurrency Rate Loans or RFR Loans, as further provided herein. Amounts borrowed as Incremental Term Loans that are repaid or prepaid by Borrower may not be reborrowed. (d) Loans Generally. Each Loan will be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their applicable Revolving Credit Commitments, Initial Term Loan Commitments or Incremental Term Loan Commitments, as applicable; provided, however, that the failure of any Lender to make any Loan will not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender will be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). Section 2.02 Procedures for Borrowing. (a) Notices of Borrowing, Conversion and Continuation. Each Borrowing (other than a Swing Line Borrowing), each conversion of Loans from one Type to the other and each continuation of Eurocurrency Rate Loans, Daily Simple SOFR Loans and Term SOFR Loans will be made upon Borrower’s irrevocable notice to Administrative Agent, which may, subject to the provisions of Section 10.02, be given by telephone or by approved electronic communication; provided that, such notice may state that such notice is conditioned upon the effectiveness of other credit facilities or any incurrence or issuance of debt or equity or the occurrence of any other transaction or identifiable event or condition, in which case such notice may be revoked, subject to Section 3.05, by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Each such notice must be received by Administrative Agent not later than 11:00 a.m.: (i) on the requested date (which must be a Business Day) of any Swing Line Borrowing; (ii) one Business Day prior to the requested date of any Borrowing (other than a Swing Line Borrowing) of Base Rate Loans; and (iii)(A) in the case of a Daily Simple SOFR Loan, at least five (5) RFR Business Days prior to the requested date of any Borrowing or continuation of, or conversion into, such Daily Simple SOFR Loan, (B) in the case of a Term SOFR Loan, at least three (3) RFR Business Days prior to the requested date of any Borrowing or continuation of, or conversion into, such Term SOFR Loan (or one (1) RFR Business Day prior to the Closing Date with respect to Loans to be made on the Closing Date), (C) in the case of an RFR Loan denominated in any Alternative Currency, at least five (5) RFR Business Days prior to the requested date of any Borrowing or continuation of, or conversion into, such RFR Loan, and (D) in the case of a Eurocurrency Rate Loan denominated in any Alternative Currency, at least five (5) Eurocurrency Banking Days prior to the requested date of any Borrowing or continuation of, or conversion into, such Eurocurrency Rate Loan; provided, that the Borrower may only request that the Initial Term Loan Lenders make the Initial Term Loan on the Closing Date as a Eurocurrency Rate Loan, Daily Simple SOFR Loan or a Term SOFR Loan if the Borrower has delivered to the Administrative Agent a letter in form and substance reasonably satisfactory to the Administrative Agent indemnifying the Lenders in the manner set forth in Section 3.05 of this Agreement. Notwithstanding anything to the contrary contained herein, but subject to the provisions of Section 10.02, any telephonic notice or other electronic communication by Borrower

57 213264226_7 pursuant to this Section 2.02(a) may be given by an individual who has been authorized in writing to do so by an appropriate Responsible Officer of Borrower. Each such telephonic notice or other electronic communication must be confirmed promptly by delivery to Administrative Agent of a written Loan Notice, appropriately completed and signed by an appropriate Responsible Officer of Borrower. Further, and notwithstanding anything to the contrary set forth in this Agreement, including this Section 2.02(a), the Lenders will have no obligation to make, convert or continue any Eurocurrency Rate Loan or RFR Loan denominated in an Alternative Currency that constitutes a Revolving Credit Loan to the extent the principal amount of such requested Eurocurrency Rate Loan or RFR Loan exceeds the Alternative Currency Available Credit as of the date of the requested Borrowing, conversion or continuation. (b) Amount of Borrowing, Conversion or Continuation. (i) Each Borrowing (other than a Swing Line Borrowing) of, conversion to or continuation of Eurocurrency Rate Loans or RFR Loans will be in an aggregate principal amount of $3,000,000 or a whole multiple of $500,000 in excess thereof (or if less, the remaining balance thereof), or, in the case of a Borrowing denominated in an Alternative Currency, in an aggregate principal amount of a Dollar Equivalent of $3,000,000 or a whole multiple of a Dollar Equivalent of $500,000 in excess thereof (or if less, the remaining balance thereof); and (ii) except as provided in Sections 2.03(c) and Section 2.04(c), each Borrowing of or conversion to Base Rate Loans will be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof (or if less, the remaining balance thereof). (c) Loan Notices Generally. Each Loan Notice (whether telephonic or written (including by electronic communication to the extent permitted by this Agreement)) will specify (i) that Borrower is requesting, as applicable: (A) a Revolving Credit Borrowing, the Initial Term Loan Borrowing or an Incremental Term Loan Borrowing, (B) a conversion of outstanding Loans from one Type to the other or (C) a continuation of Eurocurrency Rate Loans or RFR Loans; (ii) the requested date (which will be a Business Day) of such Borrowing, conversion or continuation, as the case may be; (iii) the principal amount of the Loans to be borrowed, converted or continued; (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted; (v) whether such Borrowing is to be denominated in Dollars or in an Alternative Currency, and if the latter, which Alternative Currency; and (vi) if applicable, the duration of the Interest Period with respect thereto. If Borrower fails to specify a Type of Loan in a Loan Notice or if Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans will be made as, or converted to, Base Rate Loans; provided, however, that notwithstanding the foregoing, so long as no Default or Event of Default has occurred and is continuing, Borrower will be deemed to have elected to continue any Loan constituting a Eurocurrency Rate Loan into a new Eurocurrency Rate Loan having an Interest Period of one month and any Loan constituting a Term SOFR Loan into a new Term SOFR Loan having an Interest Period of one month. Any such automatic conversion to a Base Rate Loan (or continuation of a Eurocurrency Rate Loan or a Term SOFR Loan into a new Eurocurrency Rate Loan or Term SOFR Loan, as the case may be, having an Interest Period of one month) will be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans or Term SOFR Loans. If Borrower requests a Borrowing of, conversion to, or continuation of Eurocurrency Rate Loans or Term SOFR Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. If Borrower fails to specify the Currency of a Loan in a Loan Notice, then the applicable Loans shall be made in Dollars. (d) Procedures Concerning the Making of Loans. Following receipt of a Loan Notice, Administrative Agent will promptly notify each applicable Lender of the amount of its applicable Percentage Share of the requested Borrowing. If Borrower does not timely provide notice of a conversion or continuation, then Administrative Agent will notify each applicable Lender of the details of any automatic conversion to Base Rate Loans to the extent described in the preceding subsection. Each Lender will make the amount of its applicable Loan available to Administrative Agent in Same Day Funds, in the applicable Currency, at Administrative Agent’s Office (or, at the request of Administrative Agent, in the

58 213264226_7 case of a Eurocurrency Rate Loan or an RFR Loan denominated in an Alternative Currency), at such bank as Administrative Agent may designate to the Revolving Credit Lenders, the Initial Term Loan Lenders or the Incremental Term Loan Lenders, as applicable, not later than 11:00 a.m. in the case of any Loan denominated in Dollars and not later than the Applicable Time specified by Administrative Agent in the case of any Loan denominated in an Alternative Currency, in each case on the proposed borrowing date (which must be a Business Day) specified in the applicable Loan Notice. Subject to the prior satisfaction or waiver (in accordance with Section 10.01) as of the Closing Date of the conditions precedent set forth in Section 4.01 or upon the satisfaction or waiver (in accordance with Section 10.01) of the applicable conditions precedent set forth in Section 4.02, as applicable, Administrative Agent will make all funds so received available to Borrower in like funds as received by Administrative Agent either by: (i) crediting the account of Borrower on the books of Wells Fargo with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) Administrative Agent by Borrower; provided that, if, on the date the Loan Notice with respect to such Borrowing is given by Borrower, there are Credit Borrowings outstanding, then the proceeds of such Borrowing will be applied, first, to the payment in full of any such Credit Borrowings and, second, to Borrower as provided in this Section 2.02(d). (e) Special Provisions Applicable to Continuation or Conversions of Eurocurrency Rate Loans and Term SOFR Loans. Subject to Section 3.05, a Eurocurrency Rate Loan or a Term SOFR Loan may be continued or converted only on the last day of an Interest Period for such Eurocurrency Rate Loan or Term SOFR Loan, as applicable, and a Daily Simple SOFR Loan may be continued or converted only an Interest Payment Date for such Daily Simple SOFR Loan. After the occurrence and during the continuance of an Event of Default: (i) no Loans may be requested as, converted to or continued as Eurocurrency Rate Loans or RFR Loans without the consent of Administrative Agent or Required Lenders; and (ii) Required Revolving Credit Lenders, Required Initial Term Loan Lenders or Required Incremental Term Loan Lenders may demand that any or all of the then outstanding Revolving Credit Loans, Initial Term Loans or Incremental Term Loans, respectively, that are Eurocurrency Rate Loans or RFR Loans be converted immediately to Base Rate Loans, whereupon Borrower will pay any amounts due under Section 3.05 in accordance with the terms thereof due to any such conversion. (f) Notification of Interest Rate. Administrative Agent will promptly notify Borrower and the applicable Lenders of the interest rate (including the Applicable Margin, if any) applicable to any Interest Period for Eurocurrency Rate Loans, Daily Simple SOFR Loans or Term SOFR Loans, as the case may be, upon determination of such interest rate. (g) Limitation on Interest Periods. After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there will not be more than twelve (12) Interest Periods in effect with respect to Revolving Credit Loans. Section 2.03 Letters of Credit. (a) Credit Subfacility. Subject to the terms and conditions set forth herein: (i) Upon the terms, subject to the conditions and in reliance upon the representations and warranties of Borrower and each of the other Loan Parties set forth in this Agreement and in the other Loan Documents and upon the agreements of the Lenders set forth in this Section 2.03, L/C Issuer agrees (A) from time to time on any Business Day, during the period from the Closing Date until the Credit Expiration Date, to issue Letters of Credit denominated in Dollars in accordance with this Agreement for the account of Borrower on behalf of Borrower (or such Subsidiaries of Borrower as Borrower designates) and amend or extend Letters of Credit previously issued by it, in accordance with subsection (b) of this Section 2.03; and (B) to honor drawings under the Letters of Credit.

59 213264226_7 (ii) Each Lender severally agrees to participate in each Credit issued by L/C Issuer and each drawing thereunder; provided that, after giving effect to any L/C Credit Extension with respect to any Credit, (A) the Total Revolving Credit Outstandings will not exceed the Aggregate Revolving Credit Commitments; (B) the aggregate Outstanding Amount of the Revolving Credit Loans of any Lender, plus an amount equal to such Lender’s Revolving Credit Percentage Share multiplied by the Outstanding Amount of all Credit Obligations, plus an amount equal to such Lender’s Revolving Credit Percentage Share multiplied by the Outstanding Amount of all Swing Line Loans will not exceed such Lender’s Revolving Credit Commitment; and (C) the Outstanding Amount of the Credit Obligations will not exceed the Credit Sublimit. Each request by Borrower for the issuance or amendment of a Credit will be deemed to be a representation by Borrower that each such issuance or amendment complies with the applicable conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, Borrower’s ability to obtain Letters of Credit will be fully revolving, and, accordingly, Borrower may, during the period described in Section 2.03(a)(i), obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. (iii) Subject to Section 2.03(b)(vi), L/C Issuer will not issue or extend any Credit if (A) the expiry date of such requested Credit would occur more than twelve months after the date of issuance or last extension, unless Required Revolving Credit Lenders will have approved such expiry date, or (B) the expiry date of such requested Credit would occur after the Credit Expiration Date, unless all Lenders will have approved such expiry date. (iv) L/C Issuer will not have any obligation to issue a Credit if: (A) any order, judgment or decree of any Governmental Authority or arbitrator will by its terms purport to enjoin or restrain L/C Issuer from issuing such Credit, or any Law applicable to L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over L/C Issuer will prohibit, or request that L/C Issuer refrain from, the issuance of letters of credit generally or such Credit in particular or will impose upon L/C Issuer with respect to such Credit any restriction, reserve or capital requirement (for which L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or will impose upon L/C Issuer any unreimbursed loss, cost or expense that was not applicable on the Closing Date and which L/C Issuer in good faith deems material to it; (B) the issuance of such Credit would violate one or more policies of L/C Issuer; (C) such Credit is to be denominated in a currency other than Dollars or an Alternative Currency; (D) in the case of any Credit to be denominated in an Alternative Currency, L/C Issuer does not, as of the issuance date of such requested Credit, issue Credits in the requested currency; (E) any Lender is at that time a Defaulting Lender, unless L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to L/C Issuer (in its sole discretion) with Borrower or such Lender to eliminate L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 3.07(a)(iv)) with respect to the Defaulting Lender arising from either the Credit then proposed to be issued or that Credit and all other Credit Obligations as to which L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion; or

60 213264226_7 (F) such Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder. (v) L/C Issuer will have no obligation to amend any Credit if L/C Issuer would not be obligated to issue such Credit in its amended form under the terms hereof or if the beneficiary of such Credit does not accept the proposed amendment to such Credit. (vi) L/C Issuer will act on behalf of all Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and L/C Issuer will have all of the benefits and immunities (A) provided to Administrative Agent in Article IX with respect to any acts taken or omissions suffered by L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to L/C Issuer. (b) Procedures for Issuance and Amendment of Letters of Credit; Automatic Extensions of Letters of Credit. (i) Each Credit will be issued or amended, as the case may be, upon the request of Borrower delivered to L/C Issuer (with a copy to Administrative Agent) in the form of a Credit Application, appropriately completed and signed by a Responsible Officer of Borrower. Such Credit Application must be received by L/C Issuer and Administrative Agent (i) in the case of any Credits to be denominated in an Alternative Currency or any Bank Undertakings, not later than 11:00 a.m. at least ten (10) Business Days prior to the proposed issuance date or date of amendment, as the case may be, and (ii) in the case of any other Credits, not later than 11:00 a.m. at least two (2) Business Days prior to the proposed issuance date or date of amendment, as the case may be, or in each case such other date or time as L/C Issuer and Administrative Agent may agree in a particular. In the case of a request for an initial issuance of a Credit, such Credit Application will specify in form and detail satisfactory to L/C Issuer (A) the proposed issuance date of the requested Credit (which will be a Business Day), (B) the stated amount and currency thereof, (C) the expiry date thereof, (D) the name and address of the beneficiary thereof, (E) the documents to be presented by such beneficiary in case of any drawing thereunder, (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder, (G) whether the Credit is a Bank Undertaking or a Credit, and if any Linked Undertaking will exist in respect of the issuance of any Credit; and (H) such other matters as L/C Issuer may require. In the case of a request for an amendment of any outstanding Credit, such Credit Application will specify in form and detail satisfactory to L/C Issuer (1) the Credit to be amended, (2) the proposed date of the amendment thereof (which will be a Business Day), (3) the nature of the proposed amendment and (4) such other matters as L/C Issuer may require. Additionally, Borrower will furnish to L/C Issuer and Administrative Agent such other documents and information pertaining to such requested Credit issuance or amendment, including any Issuer Documents, as L/C Issuer or Administrative Agent may require. (ii) Promptly after receipt of any Credit Application at the address provided pursuant to Section 10.02 for receiving Credit Applications and related correspondence, L/C Issuer will confirm with Administrative Agent (by telephone or in writing) that Administrative Agent has received a copy of such Credit Application from Borrower and, if not, L/C Issuer will provide Administrative Agent with a copy thereof (provided that such confirmation will not be required if L/C Issuer and Administrative Agent are the same Person). Unless L/C Issuer has received written notice from any Lender, Administrative Agent or any Loan Party at least one (1) Business Day prior to the requested date of issuance or amendment of the applicable Credit that one or more applicable conditions in Article IV will not then be satisfied, then, subject to the terms and conditions hereof, L/C Issuer will, on the requested date, issue the Credit requested

61 213264226_7 by Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with L/C Issuer’s usual and customary business practices. (iii) L/C Issuer will promptly notify Administrative Agent in writing, and Administrative Agent will in turn notify each Lender in writing, of each such issuance of a Credit (including the amount, the expiry date and the beneficiary thereof). Immediately upon the issuance of each Credit, each Lender will be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from L/C Issuer a risk participation in such Credit equal to such Lender’s Revolving Credit Percentage Share multiplied by the face amount of such Credit. (iv) Promptly after its delivery of any Credit or any amendment to a Credit to an advising bank with respect thereto or to the beneficiary thereof, L/C Issuer will also deliver to Borrower and Administrative Agent a true and complete copy of such Credit or amendment. (v) If Borrower specifically requests in any applicable Credit Application, L/C Issuer may issue an Automatic Extension Credit. Unless otherwise directed by L/C Issuer, Borrower will not be required to make a specific request to L/C Issuer for any such extension. Once an Automatic Extension Credit has been issued, Lenders will be deemed to have authorized (but may not require) L/C Issuer to permit the extension of such Automatic Extension Credit at any time to an expiry date not later than the Credit Expiration Date; provided that L/C Issuer will not permit any such extension if (A) L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Automatic Extension Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of Section 2.03(a) or otherwise), or (B) L/C Issuer has received notice (which may be by telephone or in writing) on or before the day that is thirty (30) days before any date provided for in such Automatic Extension Credit as the last day by which notice of the non-extension thereof must be given (1) from Administrative Agent that Required Revolving Credit Lenders have elected not to permit such extension, or (2) from Administrative Agent, any Lender or Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing L/C Issuer not to permit such extension. (c) Drawings and Reimbursements; Funding of Participations. (i) Upon receipt from the beneficiary of any Credit of any drawing under such Credit (or any notice thereof), L/C Issuer will notify Borrower and Administrative Agent thereof. If L/C Issuer will make any payment in respect of a Credit, Borrower will reimburse L/C Issuer the amount of such payment not later than 12:00 noon on the related Honor Date if Borrower will have received notice of such payment prior to 10:00 a.m. on the Honor Date, or, if such notice has not been received by Borrower prior to 10:00 a.m. on such Honor Date, then not later than 10:00 a.m. on the Business Day immediately following the day that Borrower receives such notice. If Borrower fails to so reimburse L/C Issuer, then Administrative Agent will promptly notify each Lender of the related Honor Date, the Unreimbursed Amount and the amount of such Lender’s Revolving Credit Percentage Share of such Unreimbursed Amount. In such event, Borrower will be deemed to have requested a Revolving Credit Borrowing consisting of Base Rate Loans to be disbursed on such Honor Date in an amount equal to such Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Aggregate Revolving Credit Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Loan Notice). Any notice given by L/C Issuer or Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation will not affect the conclusiveness or binding effect of such notice.

62 213264226_7 (ii) Each Lender will, upon receipt of any notice pursuant to Section 2.03(c)(i), make funds available (and Administrative Agent may apply Cash Collateral provided for this purpose) for the account of L/C Issuer at Administrative Agent’s Office in an amount equal to such Lender’s Revolving Credit Percentage Share multiplied by the Unreimbursed Amount not later than 12:00 noon on the Business Day specified in such notice by Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Lender that so makes funds available will be deemed to have made a Revolving Credit Loan that is a Base Rate Loan to Borrower in such amount on the Honor Date. Administrative Agent will remit the funds so received to L/C Issuer. (iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Revolving Credit Borrowing pursuant to Section 2.03(c)(ii), whether because each of the conditions (other than the delivery of a Loan Notice) set forth in Section 4.02 cannot be satisfied or otherwise, Borrower will be deemed to have incurred from L/C Issuer a Credit Borrowing on the Honor Date in the amount of the Unreimbursed Amount that is not so refinanced, which Credit Borrowing will be due and payable on demand (together with interest) and will bear interest at the Default Rate. In such event, each Lender’s payment to Administrative Agent for the account of L/C Issuer pursuant to Section 2.03(c)(ii) will be deemed payment in respect of its participation in such Credit Borrowing and will constitute a Credit Advance from such Lender in satisfaction of its participation obligation under this Section 2.03. (iv) Until each Lender funds its Revolving Credit Loan or Credit Advance pursuant to this Section 2.03(c) to reimburse L/C Issuer for any amount drawn under any Credit, interest in respect of the amount of such Lender’s Revolving Credit Percentage Share of such amount will be solely for the account of L/C Issuer. (v) Each Lender’s obligation to make Revolving Credit Loans or Credit Advances to reimburse L/C Issuer for amounts drawn under Letters of Credit issued by it, as contemplated by this Section 2.03(c), will be absolute and unconditional and will not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right that such Lender may have against L/C Issuer, Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or Event of Default or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by Borrower of a Loan Notice). No such making of a Credit Advance will relieve or otherwise impair the obligation of Borrower to reimburse L/C Issuer for the amount of any payment made by L/C Issuer under any Credit, together with interest as provided herein. (vi) If any Lender fails to make available to Administrative Agent for the account of L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), then, without limiting the other provisions of this Agreement, L/C Issuer will be entitled to recover from such Lender (acting through Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to L/C Issuer at a rate per annum equal to the greater of the Overnight Rate and a rate determined by L/C Issuer in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by L/C Issuer in connection with the foregoing. A certificate of L/C Issuer submitted to any Lender (through Administrative Agent) with respect to any amounts owing under this clause (vi) will be conclusive absent manifest error.

63 213264226_7 (d) Repayment of Participations. (i) If, at any time after L/C Issuer has made a payment under any Credit and has received from any Lender such Lender’s Credit Advance in respect of such payment in accordance with Section 2.03(c), Administrative Agent receives for the account of L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from Borrower or otherwise, including proceeds of Cash Collateral applied thereto by Administrative Agent), Administrative Agent will distribute to such Lender an amount that equals its Revolving Credit Percentage Share thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s Credit Advance was outstanding) in the same funds as those received by Administrative Agent. (ii) If any payment received by Administrative Agent for the account of L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by L/C Issuer in its discretion), each Lender will pay to Administrative Agent for the account of L/C Issuer an amount equal to its Revolving Credit Percentage Share thereof on the demand of Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Overnight Rate from time to time in effect. The obligations of Lenders under this clause (ii) will survive the payment in full of the Obligations and the termination of this Agreement. (e) Obligations Absolute. The obligation of Borrower to reimburse L/C Issuer for each drawing under each Credit and to repay each Credit Borrowing is absolute, unconditional and irrevocable and will be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following: (i) any lack of validity or enforceability of such Credit, this Agreement or any other Loan Document; (ii) the existence of any claim, counterclaim, setoff, defense or other right that Borrower or any other Loan Party may have at any time against any beneficiary or any transferee of such Credit (or any Person for whom any such beneficiary or any such transferee may be acting), L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Credit or any agreement or instrument relating thereto, or any unrelated transaction (including any underlying transaction between any Loan Party or any of their respective Subsidiaries and the beneficiary for which any Credit was procured); (iii) any draft, demand, certificate or other document presented under such Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (iv) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Credit; (v) any payment by L/C Issuer under such Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Credit; (vi) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Borrower or of any other Loan Party or of any of their respective Subsidiaries;

64 213264226_7 (vii) the fact that a Default or Event of Default will have occurred and be continuing; (viii) any payment made by L/C Issuer under such Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or (ix) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense (other than defense of payment) available to, or a discharge of, Borrower or any other Loan Party or any of their respective Subsidiaries. Borrower will promptly examine a copy of each Credit and each amendment thereto that is delivered to it and will notify L/C Issuer in writing of any claim of noncompliance with Borrower’s instructions or other irregularity. Borrower will be conclusively deemed to have waived any such claim against L/C Issuer and its correspondents unless Borrower will have given written notice thereof to L/C Issuer within three (3) Business Days of L/C Issuer’s delivery to Borrower of a copy of the such Credit or amendment thereto, as applicable. (f) Role of L/C Issuer. Each Lender and Borrower agree that, in paying any drawing under a Credit, L/C Issuer will not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Credit issued, or requested to be issued, by it) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of L/C Issuer, Administrative Agent, any of their respective Related Parties and any correspondent, participant or assignee of L/C Issuer will be liable to any Lender for: (i) any action taken or not taken, at the request or with the approval of Lenders or Required Revolving Credit Lenders, as applicable, in connection with a Credit or any Issuer Document; (ii) in the absence of gross negligence or willful misconduct of L/C Issuer under the circumstances in question, as determined in a final, nonappealable judgment by a court of competent jurisdiction, any action taken or not taken in connection with a Credit or any Issuer Document; or (iii) the due execution, effectiveness, validity or enforceability of any document related to any Credit or Issuer Document. As between Borrower and L/C Issuer, Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Credit; provided that this assumption is not intended to, and will not, preclude Borrower from pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of L/C Issuer, Administrative Agent or any of their respective Related Parties or any correspondent, participant or assignee of L/C Issuer will be liable or responsible for any of the matters described in clauses (i) through (x) of Section 2.03(e); provided that, notwithstanding anything to the contrary contained in such clauses, Borrower may have a claim against L/C Issuer, and L/C Issuer may be liable to Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by Borrower that Borrower proves were caused by L/C Issuer’s willful misconduct or gross negligence or L/C Issuer’s willful or grossly negligent failure to pay under any Credit issued by it after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Credit, as determined by a court of competent jurisdiction by final and nonappealable judgment. In furtherance and not in limitation of the foregoing, L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and L/C Issuer will not be responsible for the validity or sufficiency of any document transferring or assigning or purporting to transfer or assign a Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason.

65 213264226_7 (g) Applicability of ISP and UCP. Unless otherwise expressly agreed by L/C Issuer and Borrower, when a Credit is issued, (i) the rules of the ISP and Article 5 of the UCC will apply to each standby Credit, provided that in the event of a conflict between applicable provisions of the ISP and Article 5 of the UCC, the ISP will govern and (ii) the rules of the UCP and Article 5 of the UCC will apply to each commercial Credit, provided that in the event of a conflict between applicable provisions of the UCP and Article 5 of the UCC, the UCP will govern. (h) Letters of Credit Issued for the Benefit of the Issuers Thereof. The parties hereto recognize that some or all of the Letters of Credit from time to time issued under this Agreement will be issued by L/C Issuer for the benefit of itself or its Affiliate in connection with the simultaneous issuance of a Linked Undertaking. Notwithstanding anything to the contrary in the ISP or the UCP (to the extent applicable to a Credit) or under applicable Laws, it is the express intention of the parties that (i) each such Letter of Credit shall constitute, and be governed by the rules generally applicable to, a Letter of Credit hereunder and a “credit” under the ISP, the UCP and other applicable Laws as if the L/C Issuer of and beneficiary under such Letter of Credit were different Persons, (ii) Borrower’s reimbursement obligation hereunder shall exist, without duplication, with respect to any such Letter of Credit issued by or outstanding from L/C Issuer as well as any Linked Undertaking, and (iii) the L/C Issuer of a Letter of Credit and a Linked Undertaking will be entitled to funding of participations by the Lenders with respect to either the Letter of Credit or the Linked Undertaking, but not with respect to both. (i) Credit Fees. Borrower will pay to Administrative Agent for the account of each Lender in accordance with its Revolving Credit Percentage Share a fee (the “Credit Fee”) equal to (i) for each standby Credit, the Applicable Margin corresponding to the Eurocurrency Rate Loans and RFR Loans not denominated in Sterling multiplied by the actual daily amount available to be drawn under such Credit and (ii) for each commercial Credit, a rate per annum to be determined by L/C Issuer and Administrative Agent consistent with then prevailing market terms for issuances of commercial letters of credit, multiplied by the actual daily amount available to be drawn under such commercial Credit; provided, however, any Credit Fees otherwise payable for the account of a Defaulting Lender with respect to any Credit as to which such Defaulting Lender has not provided Cash Collateral satisfactory to L/C Issuer pursuant to Section 2.15 will be payable, to the maximum extent permitted by applicable Law, to the other Lenders in accordance with the upward adjustments in their respective Revolving Credit Percentage Share allocable to such Credit pursuant to Section 3.07(a)(iv), with the balance of such fee, if any, payable to L/C Issuer for its own account. For purposes of computing the actual daily amount available to be drawn under all Credits, the amount of each Credit will be determined in accordance with Section 1.02(j). Credit Fees will be (i) computed on a quarterly basis in arrears and (ii) due and payable on the last Business Day of each March, June, September and December (in each case for the calendar quarter then ending), commencing with the first such date to occur after the issuance of such Credit, on the Credit Expiration Date and thereafter on demand. If there is any change in the Applicable Margin during any quarter, then the actual daily amount available to be drawn under all Credits will be computed and multiplied by the Applicable Margin separately for each period during such quarter that such Applicable Margin was in effect. Notwithstanding anything to the contrary contained herein, while any Event of Default has occurred and is continuing, upon written notice to Borrower from Required Revolving Credit Lenders, all Credit Fees will accrue at the Default Rate. (j) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. Borrower will pay directly to L/C Issuer for its own account in respect of any Credits issued by or outstanding from L/C Issuer, a fee (the “Fronting Fee”) in Dollars with respect to each such Credit equal to 0.125% per annum, computed quarterly in arrears on the Dollar Equivalent of the daily maximum amount available to be drawn thereunder, due and payable quarterly in arrears on the last Business Day of each March, June, September and December (in each case for the calendar quarter then ending), commencing with the first such date to occur after the issuance of such Credit, on the Credit Expiration Date and thereafter on demand. In addition, Borrower will pay directly to L/C Issuer for its own account the

66 213264226_7 customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of L/C Issuer relating to letters of credit and bank undertakings as from time to time in effect, in Dollars. Such customary fees and standard costs and charges are due and payable on demand of L/C Issuer and are nonrefundable. (k) Conflict with Issuer Documents. If a conflict exists between the terms hereof and the terms of any Issuer Document, the terms hereof will control. Section 2.04 Swing Line Loans. (a) The Swing Line. Upon the terms, subject to the conditions and in reliance upon the representations and warranties of Borrower and each of the other Loan Parties set forth in this Agreement and in the other Loan Documents and upon the agreements of the Lenders set forth in this Section 2.04, Swing Line Lender may in its sole and absolute discretion make loans (each such loan, a “Swing Line Loan”) in immediately available funds denominated in Dollars to Borrower on a revolving basis from time to time on any Business Day from the Closing Date through the tenth Business Day immediately preceding the last day of the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Revolving Credit Percentage Share of the Outstanding Amount of Revolving Credit Loans and Credit Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Revolving Credit Commitment; provided that, after giving effect to any Swing Line Loan, (i) the Total Revolving Credit Outstandings will not exceed the Aggregate Revolving Credit Commitments; and (ii) the aggregate Outstanding Amount of the Revolving Credit Loans of any Lender (other than Swing Line Lender in such capacity), plus such Lender’s Revolving Credit Percentage Share of the Outstanding Amount of all Credit Obligations, plus such other Lender’s Revolving Credit Percentage Share of the Outstanding Amount of all Swing Line Loans will not exceed such Lender’s Revolving Credit Commitment. Each Swing Line Loan will be a Base Rate Loan. Immediately upon the making of a Swing Line Loan, each Lender will be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to such Lender’s Revolving Credit Percentage Share multiplied by the amount of such Swing Line Loan. (b) Swing Line Borrowing Procedures. Each Swing Line Borrowing will be made upon Borrower’s irrevocable notice (a “Swing Line Loan Notice”) to Swing Line Lender and Administrative Agent, which may, subject to the provisions of Section 10.02, be given by telephone or by approved electronic communication. Each such notice must be received by Swing Line Lender and Administrative Agent not later than 11:00 a.m. on the requested borrowing date, and must specify (i) the amount to be borrowed, which will be a minimum of $100,000, and (ii) the requested borrowing date, which must be a Business Day. Each such telephonic notice or notice by electronic communication must be confirmed promptly by delivery to Swing Line Lender and Administrative Agent of a separate written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of Borrower. Promptly after receipt by Swing Line Lender of any telephonic or electronic communication Swing Line Loan Notice, Swing Line Lender will confirm with Administrative Agent (by telephone or in writing, including by electronic communication) that Administrative Agent has also received such Swing Line Loan Notice and, if not, Swing Line Lender will notify Administrative Agent (by telephone or in writing) of the contents thereof. Unless (A) the Swing Line has been terminated or suspended by Swing Line Lender as provided in this Agreement, including Section 2.04(a), (B) Swing Line Lender has received notice (by telephone or in writing, including by electronic communication) from Administrative Agent (including at the request of any Lender) prior to 12:00 noon on the date of the proposed Swing Line Borrowing (1) directing Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.04(a), or (2) that at least one of the applicable conditions specified in Article IV is not then satisfied, or (C) Swing Line Lender has otherwise determined, in its sole

67 213264226_7 and absolute discretion, not to fund the Swing Line Borrowing requested by Borrower in such Swing Line Loan Notice, then, subject to the terms and conditions hereof, Swing Line Lender will, not later than 2:00 p.m. on the borrowing date specified in the related Swing Line Loan Notice, make the amount of its Swing Line Loan available to Borrower at its office by crediting the account of Borrower on the books of Swing Line Lender in immediately available funds. Lenders agree that Swing Line Lender may agree to modify the borrowing procedures used in connection with the Swing Line in its discretion and without affecting any of the obligations of Lenders hereunder other than notifying Administrative Agent of a Swing Line Loan Notice. (c) Refinancing of Swing Line Loans. (i) Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of Borrower (which hereby irrevocably authorizes Swing Line Lender to so request on its behalf), that each Lender make a Revolving Credit Loan that is a Base Rate Loan in an amount equal to such Lender’s Revolving Credit Percentage Share of the then aggregate Outstanding Amount of Swing Line Loans. Such request will be made in writing (which written request will be deemed to be a Swing Line Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Aggregate Revolving Credit Commitments and the conditions set forth in Section 4.02. Swing Line Lender will furnish Borrower with a copy of the applicable Swing Line Loan Notice promptly after delivering such notice to Administrative Agent. Each Lender will make an amount equal to its Revolving Credit Percentage Share multiplied by the aggregate amount of the requested Revolving Credit Loans specified in such Swing Line Loan Notice available to Administrative Agent in immediately available funds (and Administrative Agent may apply Cash Collateral available with respect to the applicable Swing Line Loan) for the account of Swing Line Lender at Administrative Agent’s Office not later than 12:00 noon on the day specified in such Swing Line Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Lender that so makes funds available will be deemed to have made a Revolving Credit Loan that is a Base Rate Loan to Borrower in such amount. Administrative Agent will promptly remit the funds so received to Swing Line Lender. (ii) If for any reason the outstanding amount of all Swing Line Loans cannot be refinanced by such a Revolving Credit Borrowing in accordance with Section 2.04(c)(i), then the request for Revolving Credit Loans that are Base Rate Loans submitted by Swing Line Lender as set forth herein will be deemed to be a request by Swing Line Lender that each Lender fund its risk participation in the relevant Swing Line Loan and each Lender’s payment to Administrative Agent for the account of Swing Line Lender pursuant to Section 2.04(c)(i) will be deemed payment in respect of such participation. (iii) If any Lender fails to make available to Administrative Agent for the account of Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), Swing Line Lender will be entitled to recover from such Lender (acting through Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to Swing Line Lender at a rate per annum equal to the greater of the Overnight Rate and a rate determined by Swing Line Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by Swing Line Lender in connection with the foregoing. A certificate of Swing Line Lender submitted to any Lender (through Administrative Agent) with respect to any amounts owing under this clause (iii) will be conclusive absent manifest error. (iv) Each Lender’s obligation to make Revolving Credit Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) will be absolute and

68 213264226_7 unconditional and will not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right that such Lender may have against Swing Line Lender, Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or Event of Default or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02. No such funding of risk participations will relieve or otherwise impair the obligation of Borrower to repay Swing Line Loans together with interest as provided herein. (d) Repayment of Participations. (i) If, at any time after any Lender has purchased and funded a risk participation in a Swing Line Loan, Swing Line Lender receives any payment on account of such Swing Line Loan, then Swing Line Lender will distribute to such Lender an amount equal to its Revolving Credit Percentage Share multiplied by such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s risk participation was funded) in the same funds as those received by Swing Line Lender. (ii) If any payment received by Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by Swing Line Lender under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by Swing Line Lender in its discretion), each Lender will pay to Swing Line Lender an amount equal to its Revolving Credit Percentage Share multiplied by the amount to be returned on demand of Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Overnight Rate. Administrative Agent will make such demand upon the request of Swing Line Lender. The obligations of Lenders under this clause will survive the payment in full of the Obligations and the termination of this Agreement. (e) Interest for Account of Swing Line Lender. Swing Line Lender will be responsible for invoicing Borrower for interest on Swing Line Loans. Until each Lender funds its Revolving Credit Loan that is a Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Lender’s Revolving Credit Percentage Share of any Swing Line Loan, interest in respect of such proportionate share will be solely for the account of Swing Line Lender. (f) Payments Directly to Swing Line Lender. Borrower will make all payments of principal and interest in respect of Swing Line Loans directly to Swing Line Lender. Section 2.05 Payments and Prepayments. (a) (i) Payments of the Swing Line Loans. Subject to the other terms and provisions of this Agreement, including the acceleration of the Obligations outstanding hereunder and under the other Loan Documents pursuant to Section 8.03 following the occurrence of an Event of Default, Borrower will repay each Swing Line Loan (A) on the tenth (10th) Business Day following the Borrowing thereof, provided that if as a result of such repayment the Outstanding Amount of all Swing Line Loans would be less than $100,000, Borrower may defer repayment of that portion of the repayment required by this clause (A) that would cause, if made, the Outstanding Amount of all Swing Line Loans to be less than $100,000 until the next succeeding Business Day on which such deferred portion may be repaid without causing the Outstanding Amount of all Swing Line Loans to be less than $100,000, and (B) to the extent outstanding on the Revolving Credit Maturity Date, on the Revolving Credit Maturity Date. (ii) Payments of the Initial Term Loans. The Borrower shall repay the aggregate outstanding principal amount of the Initial Term Loans in consecutive quarterly installments of

69 213264226_7 $3,750,000 on the last Business Day of each of March, June, September and December commencing March 31, 2026, in the Currency in which the Initial Term Loan is denominated, except as the amounts of individual installments may be adjusted pursuant to this Section 2.05. (iii) Payments of the Incremental Term Loans. Subject to the other terms and provisions of this Agreement, including the acceleration of the Obligations outstanding hereunder and under the other Loan Documents pursuant to Section 8.03 following the occurrence and during the continuance of an Event of Default, the Incremental Term Loans will be payable on such dates and in such amounts as set forth in the applicable Additional Commitment Documentation. (b) Voluntary Prepayments. (i) Borrower may, upon notice to Administrative Agent, at any time or from time to time voluntarily prepay Revolving Credit Loans or Initial Term Loans in whole or in part without premium or penalty; provided that (A) such notice must be received by Administrative Agent not later than 11:00 a.m. (x) (1) in the case of a Daily Simple SOFR Loan, at least five (5) RFR Business Days before prepayment of such Term SOFR, (2) in the case of a Term SOFR Loan, at least three (3) RFR Business Days before prepayment of such Term SOFR Loan, (3) in the case of an RFR Loan denominated in any Alternative Currency, at least five (5) RFR Business Days before prepayment of such RFR Loan, and (4) in the case of a Eurocurrency Rate Loan denominated in any Alternative Currency, at least five (5) Eurocurrency Banking Days before prepayment of such Eurocurrency Rate Loan and (y) one (1) Business Day prior to any date of prepayment of Revolving Credit Loans or Initial Term Loans that are Base Rate Loans; and (B) any prepayment of (1) Eurocurrency Rate Loans or RFR Loans will be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof, and (2) Base Rate Loans will be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof, or, if less, the entire principal amount thereof then outstanding. Each such notice will specify the date and amount of such prepayment and the Type(s) of Revolving Credit Loans or Initial Term Loans, as applicable, to be prepaid. Administrative Agent will promptly notify each Lender of its receipt of each such notice and of the amount of such Lender’s Revolving Credit Percentage Share or Initial Term Loan Percentage Share, as applicable thereof. If Borrower gives such notice, then Borrower’s prepayment obligation will be irrevocable, and Borrower will make such prepayment and the payment amount specified in such notice will be due and payable on the date specified therein; provided that, such notice may state that such notice is conditioned upon the effectiveness of other credit facilities or any incurrence or issuance of debt or equity or the occurrence of any other transaction or identifiable event or condition, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any prepayment of a Revolving Credit Loan or Initial Term Loan that is a Eurocurrency Rate Loan or an RFR Loan will be accompanied by any additional amounts required pursuant to Section 3.05 (including amounts required pursuant to Section 3.05(c) and any foreign exchange losses). Subject to Section 3.07, each such prepayment will be applied to the Revolving Credit Loans or Initial Term Loans, as applicable, of the Lenders in accordance with their respective Revolving Credit Percentage Shares or Initial Term Loan Percentage Shares, as applicable. (ii) Borrower may, upon notice to Swing Line Lender (with a copy to Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that: (A) such notice must be received by Swing Line Lender and Administrative Agent not later than 11:00 a.m. on the date of the prepayment; and (B) any such prepayment will be in a minimum principal amount of $100,000 or, if the aggregate Outstanding Amount of Swing Line Loans is less, the entire Outstanding Amount thereof. Each such notice will specify the date and amount of such prepayment. If Borrower gives such a notice, then Borrower’s prepayment obligation will be irrevocable, and Borrower will make such prepayment and the payment amount specified in such notice will be due and payable on the date specified therein; provided that, such notice may state that such

70 213264226_7 notice is conditioned upon the effectiveness of other credit facilities or any incurrence or issuance of debt or equity or the occurrence of any other transaction or identifiable event or condition, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. (c) Mandatory Prepayments. (i) If, on any date, and for any reason, including following any reduction of the Aggregate Revolving Credit Commitments pursuant to Section 2.06, the Outstanding Amount of Credit Obligations exceeds the Credit Sublimit, Borrower will promptly (and in any event within three (3) Business Days thereof) Cash Collateralize the Outstanding Amount of such Credit Obligations in an amount equal to such excess. Any Cash Collateral required to be provided pursuant to this Section 2.05 will be subject to release in accordance with Section 2.15(d). (ii) If, on any date the Total Revolving Credit Outstandings, less the amount of Credit Obligations Cash Collateralized, exceeds the Aggregate Revolving Credit Commitments then in effect, including after giving effect to any reduction of the Aggregate Revolving Credit Commitments pursuant to Section 2.06, Borrower will immediately, and without notice or demand, prepay the outstanding principal amount of the Revolving Credit Loans, Swing Line Loans and Credit Borrowings by an amount equal to the applicable excess. Any such prepayment will be applied, first, to any Credit Borrowings, second, to prepay any outstanding Swing Line Loans and third, to prepay any outstanding Revolving Credit Loans. (iii) If, following any reduction of the Aggregate Revolving Credit Commitments pursuant to Section 2.06, the aggregate Outstanding Amount of Swing Line Loans would exceed the Swing Line Sublimit (including as reduced by such reduction), Borrower will prepay on the reduction date the Outstanding Amount of Swing Line Loans by an amount equal to the amount by which such Outstanding Amount exceeds the Swing Line Sublimit. (iv) The Borrower shall make mandatory principal prepayments of the Initial Term Loans in the manner set forth in Section 2.05(d) in an amount equal to one hundred percent (100%) of the aggregate Net Cash Proceeds from any Debt Issuance not otherwise permitted pursuant to Section 7.03. Such prepayment shall be made within three (3) Business Days after the date of receipt of the Net Cash Proceeds of any such Debt Issuance. (v) The Borrower shall make mandatory principal prepayments of the Initial Term Loans in the manner set forth in Section 2.05(d) in amounts equal to one hundred percent (100%) of the aggregate Net Cash Proceeds from (A) any Disposition by any Loan Party of any Subsidiary thereof (other than any Disposition permitted pursuant to Section 7.04 (excluding Section 7.04(c) and (g) to the extent such Disposition is made to a Person that is not a Loan Party or a Subsidiary)) or (B) any Casualty Event, in each case, to the extent that the aggregate amount of such Net Cash Proceeds for any such Disposition or Casualty Event exceeds $50,000,000. Such prepayments shall be made within three (3) Business Days after the date of receipt of the Net Cash Proceeds; provided that, so long as no Event of Default has occurred and is continuing, no prepayment shall be required under this Section 2.05(c)(v) with respect to such portion of such Net Cash Proceeds that the Borrower shall have, on or prior to such date, given written notice to the Administrative Agent of its intent to reinvest in accordance with Section 2.05(c)(vi). (vi) With respect to any Net Cash Proceeds realized or received with respect to any Disposition or any Casualty Event by any Loan Party of any Subsidiary thereof (in each case, to the extent not excluded pursuant to Section 2.05(c)(v) at the option of the Borrower), the Loan Parties and their

71 213264226_7 Subsidiaries may reinvest all or any portion of such Net Cash Proceeds in assets used or useful for the business of the Loan Parties and their Subsidiaries within (x) twelve (12) months following receipt of such Net Cash Proceeds or (y) if such Loan Party or Subsidiary enters into a bona fide commitment to reinvest such Net Cash Proceeds within twelve (12) months following receipt thereof, within the later of (A) twelve (12) months following receipt thereof and (B) six (6) months of the date of such commitment; provided that if any Net Cash Proceeds are no longer intended to be or cannot be so reinvested at any time after delivery of a notice of reinvestment election, an amount equal to any such Net Cash Proceeds shall be applied within three (3) Business Days after the applicable Loan Party reasonably determines that such Net Cash Proceeds are no longer intended to be or cannot be so reinvested to the prepayment of the Loans as set forth in this Section 2.05(c). (vii) Notwithstanding any provisions of Section 2.05(c) to the contrary (A) to the extent that any or all of the Net Cash Proceeds of any Disposition or Casualty Event by a Foreign Subsidiary giving rise to a prepayment event pursuant to Section 2.05(c)(v) (a “Foreign Disposition”) are prohibited or delayed by applicable local law from being repatriated to the United States, the portion of such Net Cash Proceeds so affected will not be required to be applied to repay Initial Term Loans at the times provided in Section 2.05(c)(v) but may be retained by the applicable Foreign Subsidiary so long, but only so long, as the applicable local law will not permit repatriation to the United States (the Borrower hereby agreeing to cause the applicable Foreign Subsidiary to promptly take all commercially reasonable actions required by the applicable local law to permit such repatriation), and once such repatriation of any of such affected Net Cash Proceeds is permitted under the applicable local law, such repatriation will be effected promptly and such repatriated Net Cash Proceeds will be promptly (and in any event not later than three (3) Business Days after such repatriation) applied (net of additional taxes payable or reserved against as a result thereof) to the repayment of the Initial Term Loans pursuant to Section 2.05(c)(v) to the extent provided therein, and (B) to the extent that the Borrower has reasonably determined in good faith that repatriation of any of or all the Net Cash Proceeds of any Foreign Disposition, would result in adverse Tax consequences (including withholding taxes) that are not de minimis to the Borrower and its Subsidiaries, the Net Cash Proceeds so affected may be retained by the applicable Foreign Subsidiary (the Borrower hereby agreeing to promptly take and cause such Foreign Subsidiary to take all commercially reasonable actions to eliminate or minimize any such adverse Tax consequences, to the extent reasonably practicable and permitted by law, in furtherance of allowing the repatriation of such Net Cash Proceeds, provided that in no event will Borrower be required to undertake any action that would result in any material costs or Taxes payable by, or withheld from payment to, the Borrower or its Subsidiaries). (d) Application of Certain Payments. Subject to the other provisions of this Agreement applicable to the prepayment of Loans, any prepayment of Loans will be applied first to Base Rate Loans to the full extent thereof before application to Eurocurrency Rate Loans or RFR Loans, in each case in a manner which minimizes the amount of any payments required to be made by Borrower pursuant to Section 3.05. Each prepayment of Initial Term Loans pursuant to Section 2.05(b) will be applied to reduce the remaining scheduled principal installments of the Initial Term Loans pursuant to Section 2.05(a)(ii) as directed by the Borrower and in the absence of such direction, in direct order of maturity. Each prepayment of the Initial Term Loans pursuant to Section 2.05(c)(iv) and Section (c)(v) shall be applied to reduce on a pro rata basis the remaining scheduled principal installments of the Initial Term Loans pursuant to Section 2.05(a)(ii). Section 2.06 Termination or Reduction of Aggregate Revolving Credit Commitments. Borrower may, upon notice to Administrative Agent, terminate the Aggregate Revolving Credit Commitments, or from time to time permanently reduce the Aggregate Revolving Credit Commitments; provided that (a) any such notice will be irrevocable and received by Administrative Agent not later than 11:00 a.m. three (3) Business Days prior to the requested effective date of such termination or reduction; (b) any such partial reduction will be in an aggregate amount of $5,000,000 or any whole multiple of

72 213264226_7 $1,000,000 in excess thereof; (c) Borrower will not terminate or reduce the Aggregate Revolving Credit Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolving Credit Outstandings would exceed the Aggregate Revolving Credit Commitments; and (d) if, after giving effect to any reduction of the Aggregate Revolving Credit Commitments, the Credit Sublimit or the Swing Line Sublimit exceeds the amount of the Aggregate Revolving Credit Commitments, such sublimit(s) will be automatically reduced by the amount of such excess; provided that, such notice may state that such notice is conditioned upon the effectiveness of other credit facilities or any incurrence or issuance of debt or equity or the occurrence of any other transaction or identifiable event or condition, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the Aggregate Revolving Credit Commitments. Any reduction of the Aggregate Revolving Credit Commitments will be applied to the commitment of each Lender according to its Revolving Credit Percentage Share thereof. All Revolving Credit Facility Fees accrued until the effective date of any termination of the Aggregate Revolving Credit Commitments will be paid on the effective date of such termination. Section 2.07 Final Repayment of Revolving Credit Loans; Swing Loans; Initial Term Loans; and Incremental Term Loans. (a) Payments Due on Revolving Credit Maturity Date. On the Revolving Credit Maturity Date, Borrower will repay (i) to Lenders in full the aggregate Outstanding Amount of all Revolving Credit Loans and (ii) to Swing Line Lender in full the aggregate Outstanding Amount of all Swing Line Loans, and in each case all accrued and unpaid interest thereon. (b) Payments Due on Initial Term Loan Maturity Date. On the Initial Term Loan Maturity Date, Borrower will repay to the Initial Term Loan Lenders in full the aggregate Outstanding Amount of the Initial Term Loans and all accrued and unpaid interest thereon. (c) Payments Due on Incremental Term Loan Maturity Date. For each Incremental Term Loan, on the Incremental Term Loan Maturity Date applicable to such Incremental Term Loan, Borrower will repay to the Incremental Term Loan Lenders in full the aggregate Outstanding Amount of such Incremental Term Loan and all accrued and unpaid interest thereon. Section 2.08 Interest; Applicable Margins. (a) Interest Generally. Subject to the provisions of this Section 2.08, Revolving Credit Loans, Initial Term Loans and Incremental Term Loans may be (i) with respect to Revolving Credit Loans, Initial Term Loans or Incremental Term Loans denominated in Dollars, (A) Base Rate Loans, (B) Daily Simple SOFR Loans or (C) Term SOFR Loans, (ii) with respect to Revolving Credit Loans, Initial Term Loans or Incremental Term Loans denominated in Euros, Yen, Hong Kong Dollars or other Currencies (other than Dollars, Sterling or Swiss Francs), Eurocurrency Rate Loans, or (iii) with respect to Revolving Credit Loans or Incremental Term Loans denominated in Sterling or Swiss Francs, Daily Simple RFR Loans, each as further provided herein. At the election of the Borrower (where applicable), (x) Revolving Credit Loans, Initial Term Loans and Incremental Term Loans that are (1) Base Rate Loans shall bear interest at the Base Rate plus the Applicable Margin, (2) Daily Simple SOFR Loans shall bear interest at Daily Simple SOFR plus the Applicable Margin, (3) Term SOFR Loans shall bear interest at Term SOFR plus the Applicable Margin, (4) Eurocurrency Rate Loans shall bear interest at the applicable Adjusted Eurocurrency Rate plus the Applicable Margin and (5) Daily Simple RFR Loans shall bear interest at the applicable Daily Simple RFR plus the Applicable Margin and (y) any Swing Line Loan shall bear interest at the Base Rate plus the Applicable Margin. The Borrower shall select the rate of interest and Interest

73 213264226_7 Period, if any, applicable to any Revolving Credit Loan, Initial Term Loan or Incremental Term Loan at the time a Loan Notice is given. (b) Default Rate. (i) If (A) an Event of Default occurs under Section 8.01(a) as a result of Borrower’s failure to timely make any payment on the Obligations when due and payable under this Agreement or any of the other Loan Documents, whether at stated maturity, by acceleration or otherwise, or (B) an Event of Default occurs under Section 8.01(f) or Section 8.01(g), then in any such event the overdue outstanding Obligations under this Agreement and the other Loan Documents (except for undrawn Letters of Credit) will thereafter, from the date such Event of Default occurred and continuing until the related Event of Default has been cured or waived in accordance with Section 10.01, without any required notice from Lenders or Administrative Agent, bear interest at a fluctuating rate per annum at all times equal to the Default Rate, to the fullest extent permitted by applicable Laws. (ii) If any Event of Default occurs (other than an Event of Default under Section 8.01(a), Section 8.01(f) or Section 8.01(g)), then, without limitation of and in addition to clause (i) of this Section 2.08(b), upon written notice to Borrower from Required Lenders (or from Administrative Agent at the direction of Required Lenders), the overdue outstanding Obligations under this Agreement and the other Loan Documents will, effective as of the date of delivery of such written notice to Borrower and continuing until the related Event of Default has been cured or waived in accordance with Section 10.01 of this Agreement, will bear interest at a fluctuating rate per annum at all times equal to the Default Rate, to the fullest extent permitted by applicable Laws. (iii) Accrued and unpaid interest on past due amounts (including interest on past due interest) will be due and payable upon demand. (c) Payment Dates; Accrual of Interest. Interest on each Loan will be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder (including interest at the Default Rate, to the extent applicable in accordance with Section 2.08(b)) will be due and payable in accordance with the terms hereof both before and after judgment, and both before and after the commencement of any proceeding under any Debtor Relief Law. (d) Increases and Decreases of Applicable Margins. Any increase or decrease in any Applicable Margin resulting from a change in the Consolidated Net Leverage Ratio will become effective as of the date that is the earlier of (i) the last date by which Borrower is otherwise required to deliver a Compliance Certificate in accordance with Section 6.01(c) for given period (each such date, a “calculation date”) and (ii) the date that is two (2) Business Days after the date on which Borrower actually delivers a Compliance Certificate in accordance with Section 6.01(c) for a given period; provided that the Applicable Margins in effect from the Closing Date to the date that is two (2) Business Days following receipt by Administrative Agent of a timely delivered Compliance Certificate with respect to the Fiscal Period ending December 31, 2025 will be set at levels corresponding to Tier I as indicated on the grid set forth in the definition of “Applicable Margin”; provided, further, that, if any Compliance Certificate required to be delivered in accordance with Section 6.01(c) is not delivered to Administrative Agent on or before the related calculation date, then the levels corresponding to Tier V as indicated on the grids set forth in the definition of “Applicable Margin” will apply, effective on the related calculation date until two (2) Business Days after such Compliance Certificate is actually received by Administrative Agent. Notwithstanding the foregoing and for the avoidance of doubt, if, as a result of any restatement of or other adjustment to the financial statements of Borrower or for any other reason, Borrower or

74 213264226_7 Administrative Agent (which may be at the direction of Required Lenders) determine that (A) the Consolidated Net Leverage Ratio as calculated by Borrower as of any applicable date was inaccurate and (B) a proper calculation of the Consolidated Net Leverage Ratio would have resulted in higher pricing for such period, Borrower will immediately and retroactively be obligated to pay to Administrative Agent for the account of the applicable Lenders or the L/C Issuer, as the case may be, promptly on demand by Administrative Agent accompanied by calculations supporting Administrative Agent’s determination (or, after the occurrence of an actual or deemed entry of an order for relief with respect to Borrower under the Bankruptcy Code, automatically and without further action by Administrative Agent, any Lender or L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period; provided that, if such corrected calculations would have led to the application of a higher interest rate in one (1) or more periods and lower interest rate in one (1) or more periods due to the shifting of revenue, Borrower shall only be liable for the positive difference over all such affected periods. The foregoing will in no way limit the rights of Administrative Agent to impose the Default Rate of interest pursuant to Section 2.08(b) or to exercise any other remedy available at law or as provided hereunder or under any of the other Loan Documents. Section 2.09 Fees. In addition to certain fees described in Sections 2.03(i) and (j): (a) Revolving Credit Facility Fee. Subject to Section 3.07(a)(iii), Borrower will pay to Administrative Agent for the account of each Lender (other than a Defaulting Lender) in accordance with its Revolving Credit Percentage Share, a facility fee (the “Revolving Credit Facility Fee”) equal to the Applicable Margin then in effect corresponding to Revolving Credit Facility Fees multiplied by the Aggregate Revolving Credit Commitments, subject to adjustment as provided in Section 3.07; provided that the Applicable Margin in effect from the Closing Date to the date that is two (2) Business Days following receipt by Administrative Agent of a timely delivered Compliance Certificate with respect to the Fiscal Period ending December 31, 2025 will be set at levels corresponding to Tier I as indicated on the grid set forth in the definition of “Applicable Margin”; provided, further, that, if any Compliance Certificate required to be delivered in accordance with Section 6.01(c) is not delivered to Administrative Agent on or before the related calculation date, then the levels corresponding to Tier V as indicated on the grid set forth in the definition of “Applicable Margin” will apply, effective on the related calculation date until two (2) Business Days after such Compliance Certificate is actually received by Administrative Agent. The Revolving Credit Facility Fee will accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and will be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Revolving Credit Maturity Date. The Revolving Credit Facility Fee will be calculated quarterly in arrears, and if there is any change in the Aggregate Revolving Credit Commitments or in the Applicable Margin corresponding to the Revolving Credit Facility Fee during any quarter, the actual daily amount will be computed and multiplied by such Aggregate Revolving Credit Commitments or the Applicable Margin corresponding to the Revolving Credit Facility Fee separately for each period during such quarter that such Aggregate Revolving Credit Commitments or the Applicable Margin corresponding to the Revolving Credit Facility Fee was in effect. (b) Administrative Agent’s, L/C Issuer’s and the Arranger’s Fees. Borrower will pay to Administrative Agent for Administrative Agent’s or L/C Issuer’s own account, as applicable, to the Arrangers or their respective Affiliates for their respective accounts, and to the Left Lead Arranger for the Left Lead Arranger’s own account such fees as are specified as owing to such Person in the Fee Letter. Section 2.10 Computations of Interest and Fees. All computations of interest for Base Rate Loans based on the Prime Rate will be made on the basis of a year of 365 or 366 days, as the case may be,

75 213264226_7 and actual days elapsed. All other computations of interest and fees hereunder will be made on the basis of a year of 360 days and actual days elapsed (which results in more interest being paid than if computed on the basis of a year of 365 or 366 days, as applicable), or, in the case of interest in respect of Loans denominated in Alternative Currencies as to which market practice differs from the foregoing, in accordance with such market practice. Interest will accrue on each Loan for the day on which the Loan is made, and will not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made will, subject to Section 2.12(a), bear interest for one day. Each determination by Administrative Agent of an interest rate or fee hereunder will be conclusive and binding for all purposes, absent manifest error. Without limitation of the foregoing, in computing the interest on any Eurocurrency Rate Loan or RFR Loan denominated in an Alternative Currency, such Loan will have added to it the U.K. Regulatory Cost, if any, associated with such Loan. Section 2.11 Evidence of Indebtedness. (a) Evidence of Payments. The Credit Extensions made by each Lender will be evidenced by one or more accounts or records maintained by such Lender and by Administrative Agent in the ordinary course of business, including the Register as described in Section 10.06(c). The accounts or records maintained by Administrative Agent and each Lender will be conclusive absent manifest error of the amount of the Credit Extensions made by Lenders to Borrower and the interest and payments thereon. Any failure to so record or any error in doing so will not, however, limit or otherwise affect the obligation of Borrower hereunder to pay any amount owing with respect to the Obligations. If any conflict exists between the accounts and records maintained by any Lender and the accounts and records of Administrative Agent in respect of such matters, the accounts and records of Administrative Agent will control in the absence of manifest error. Upon the request of any Lender or the Swing Line Lender made through Administrative Agent, Borrower will execute and deliver to such Lending Party (through Administrative Agent) a Note, which Note will be, for Revolving Credit Loans, a “Revolving Credit Note” substantially in the form attached as Exhibit E-1, for Swing Line Loans, a “Swing Line Note” substantially in the form attached as Exhibit E-2, and for Initial Term Loans, a “Term Loan Note” substantially in the form attached as Exhibit E-3, each of which will evidence such Lending Parties’ Loans in addition to such accounts or records. Each Lending Party may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto. (b) Evidence of Certain Participations. In addition to the accounts and records referred to in Section 2.11(a), each Lender and Administrative Agent will maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. If any conflict exists between the accounts and records maintained by Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of Administrative Agent will control in the absence of manifest error. Section 2.12 Payments Generally; Right of Administrative Agent to Make Deductions Automatically. (a) Payments Generally. (i) All payments to be made by Borrower will be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by Borrower hereunder will be made to Administrative Agent, for the account of the respective Lender to which such payment is owed, at Administrative Agent’s Office in Dollars and in Same Day Funds not later than (i) 12:00 noon on the date specified herein or (ii) after the Applicable Time specified by Administrative Agent in the case of payments in an Alternative Currency. If, for any reason,

76 213264226_7 Borrower is prohibited by any requirement of applicable Law from making any required payment hereunder in an Alternative Currency, Borrower will make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount. Administrative Agent will promptly distribute to each Lender its Percentage Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lending Party’s Lending Office. All payments received by Administrative Agent after 12:00 noon will be deemed received on the next succeeding Business Day and any applicable interest or fee will continue to accrue; provided, however, that at the request of Administrative Agent, payments of interest on Eurocurrency Rate Loans and RFR Loans denominated in an Alternative Currency will be made in the applicable Alternative Currency, in each case in Same Day Funds to such account at such bank as Administrative Agent may designate to Borrower, no later than 12:00 noon (local time in the place where such bank is located) on the due date. If any payment to be made by Borrower will come due on a day other than a Business Day, payment will be made on the next following Business Day, and such extension of time will be reflected in computing interest or fees, as the case may be. (ii) Borrower hereby authorizes Administrative Agent (A) to deduct automatically all principal, interest or fees when due hereunder or under any Note from any account of Borrower maintained with Administrative Agent and (B) if and to the extent any payment of principal, interest or fees under this Agreement or any Note is not made when due to deduct any such amount from any or all of the accounts of Borrower maintained at Administrative Agent. Administrative Agent agrees to provide written notice to Borrower of any automatic deduction made pursuant to this Section 2.12(a)(ii) showing in reasonable detail the amounts of such deduction. Each Lender agrees to reimburse Borrower based on its applicable Percentage Share for any amounts deducted from such accounts in excess of amount due hereunder and under any other Loan Documents. (b) Fundings by the Lenders, Payments by Borrower and Presumptions by Administrative Agent. (i) Unless Administrative Agent will have received notice from a Lender (A) in the case of Base Rate Loans (including Swing Line Loans), two hours prior to the proposed time of such Borrowing, and (B) otherwise prior to the proposed date of any Borrowing that such Lender will not make available to Administrative Agent such Lender’s share of such Borrowing, Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 and may, in reliance upon such assumption, make available to Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to Administrative Agent, then the applicable Lender, on the one hand, and Borrower, on the other hand, each severally agrees to pay to Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from the date such amount is made available to Borrower to the date of payment to Administrative Agent, at (1) in the case of a payment to be made by such Lender, the greater of the Overnight Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by Administrative Agent in connection with the foregoing; and (2) in the case of a payment to be made by Borrower, the interest rate applicable to Revolving Credit Loans that are Base Rate Loans. If Borrower and such Lender will pay such interest to Administrative Agent for the same or an overlapping period, Administrative Agent will promptly remit to Borrower the amount of such interest paid by Borrower for such period. If such Lender pays its share of the applicable Borrowing to Administrative Agent, then the amount so paid will constitute such Lender’s Loan included in such Borrowing. Any payment by Borrower will be without prejudice to any claim Borrower may have against a Lender that will have failed to make such payment to Administrative Agent. (ii) Unless Administrative Agent will have received notice from Borrower prior to the date on which any payment is due hereunder to Administrative Agent for the account of the

77 213264226_7 Lenders or L/C Issuer that Borrower will not make such payment, Administrative Agent may assume that Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or L/C Issuer, as the case may be, the amount due. In such event, if Borrower has not in fact made such payment, then the Lenders and L/C Issuer, as the case may be, each severally agrees to repay to Administrative Agent forthwith on demand the amount so distributed to such Lenders or L/C Issuer, as the case may be, in immediately available funds with interest thereon, for each day from the date such amount is distributed to it to the date of payment to Administrative Agent, at the greater of the Overnight Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation. A notice of Administrative Agent to any Lender or Borrower with respect to any amount owing under this Section 2.12(b) will be conclusive, absent manifest error. (c) Failure to Satisfy Conditions Precedent. Subject to Section 2.03 and Section 2.04, if any Lender makes available to Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II and such funds are not made available to Borrower by Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, Administrative Agent will return such funds (in like funds as received from such Lender) to such Lender, without interest. (d) Obligations of the Lenders are Several and not Joint. The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments under Section 3.01(c)(ii), Section 10.04(c) and Section 9.13 are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 10.04(c) on any date required hereunder will not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender will be responsible for the failure of any other Lender to so make its Loan, purchase its participation or to make its payment under Section 2.12(b)(ii), Section 10.04(c) or Section 10.05. (e) Funding Sources. Nothing herein will be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. Without limitation of the preceding sentence, neither Administrative Agent nor any Lender will be required actually to acquire eurodollar or Hong Kong Dollar deposits to fund or otherwise match fund any Obligation as to which interest accrues at the applicable Eurocurrency Rate. Section 2.13 Sharing of Payments. If any Lender will, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it, or the participations in Credit Obligations or in Swing Line Loans held by it, resulting in such Lender receiving payment of a proportion of the aggregate amount of such Loans or participations and accrued interest thereon greater than its Percentage Share (or other applicable share as provided herein) thereof as provided herein, then the Lender receiving such greater proportion will: (a) notify Administrative Agent of such fact; and (b) purchase (for Cash at face value) participations in the Loans and subparticipations in Credit Obligations and Swing Line Loans of the other Lenders, or make such other adjustments as will be equitable, so that the benefit of all such payments will be shared by Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them; provided that: (i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations will be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this Section 2.13 will not be construed to apply to (A) any payment made by or on behalf of Borrower (1) pursuant to and in accordance with the express terms of this Agreement, including the application of funds arising from the existence of a Defaulting Lender or (2) of any fees on the Closing Date, (B) the application of Cash Collateral provided for in Section 2.15 or (C) any payment

78 213264226_7 obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in Credit Obligations or Swing Line Loans to any assignee or participant, other than an assignment to any Loan Party or any Affiliate thereof (as to which the provisions of this Section 2.13 will apply). Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation. Section 2.14 Increase in Aggregate Commitments. (a) Increase in Aggregate Commitments Generally. Subject to the further conditions set forth in Section 2.14(c), upon notice to Administrative Agent, at any time after the Closing Date but not less than thirty (30) days prior to the later of the Revolving Credit Maturity Date or the Initial Term Loan Maturity Date, Borrower may request one or more Incremental Term Loan Commitments or one or more Additional Revolving Credit Commitments; provided that (i) after giving effect to any such addition, the aggregate amount of Additional Revolving Credit Commitments and Incremental Term Loan Commitments that have been added pursuant to this Section 2.14 will not exceed the Incremental Cap; and (ii) any such addition will be in an aggregate amount of $25,000,000 or any whole multiple of $5,000,000 in excess thereof; provided that such amount may be less than $5,000,000 if such amount represents all remaining availability under the then-existing Incremental Cap. (b) Certain Provisions Regarding Increase of Aggregate Commitments. If any Additional Revolving Credit Commitments or Incremental Term Loan Commitments are added in accordance with this Section 2.14, Administrative Agent and Borrower will determine the effective date (the “Additional Commitments Effective Date”) of such addition and the amount of, and the Persons who will provide, such Additional Revolving Credit Commitments or Incremental Term Loan Commitments, as applicable; provided that no existing Lender will have any obligation to provide all or any portion of such Additional Revolving Credit Commitments or Incremental Term Loan Commitments. Administrative Agent will promptly notify Borrower and Lending Parties of the final amount of such addition and the Additional Commitments Effective Date, as well as in the case of each notice to any Revolving Credit Lender, the respective interests in such Revolving Credit Lender’s Revolving Credit Loans, in each case subject to the assignments contemplated by this Section 2.14. (c) Conditions Precedent to the Effectiveness of each Increase of Aggregate Commitments. The effectiveness of any requested Additional Revolving Credit Commitments or Incremental Term Loan Commitments as of the applicable designated Additional Commitments Effective Date will, in each case, be subject to the satisfaction of each of the following conditions precedent: (i) the representations and warranties contained in Article V and the other Loan Documents (including all documents required pursuant to Section 2.14(d)) will be true and correct in all material respects (except that such materiality qualifier will not be applicable to any portion of any representation or warranty that is already qualified or modified by materiality in the text thereof) on and as of the Additional Commitments Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they will have been true and correct in all material respects (except that such materiality qualifier will not be applicable to any portion of any representation or warranty that is already qualified or modified by materiality in the text thereof) as of such earlier date, and except that, for purposes of this Section 2.14(c), the representations and warranties contained in Section 5.12 will be deemed to refer to the financial statements most recently furnished with the Closing Date or pursuant to Section 6.01(a) and Section 6.01(b), as the case may be (provided, however, that if and to the extent such requested Additional Revolving Credit Commitments or Incremental Term Loan Commitments have been requested for the

79 213264226_7 purpose of funding, in whole or in part, the Acquisition Consideration of a Limited Condition Transaction (including any portion which repays, redeems or otherwise discharges any Indebtedness of the Target or any of its Subsidiaries or other Affiliates being acquired as part of such Limited Condition Transaction) and/or fees and expenses incurred by Borrower or its Subsidiaries in connection therewith, the representations and warranties required to be true and correct as set forth in this clause (i) shall be limited to the Specified Representations); (ii) no Default or Event of Default will have occurred and be continuing immediately before or immediately after giving effect to such addition (provided, however, that if and to the extent such requested Additional Revolving Credit Commitments or Incremental Term Loan Commitments have been requested, in whole or in part, for the purpose of funding, in whole or in part, the Acquisition Consideration of a Limited Condition Transaction (including any portion which repays, redeems or otherwise discharges any Indebtedness of the Target or any of its Subsidiaries or other Affiliates being acquired as part of such Limited Condition Transaction) and/or fees and expenses incurred by Borrower or its Subsidiaries in connection therewith, the condition precedent of this clause (ii) will be limited solely to Specified Events of Default); (iii) as of the date of the making of any Additional Revolving Credit Loan or Incremental Term Loan (based on the Consolidated financial statements of Borrower and its Subsidiaries most recently filed with the SEC or delivered to Administrative Agent with the Closing Date or pursuant to Section 6.01(a) or (b), as the case may be), Borrower will be in compliance with the financial covenants set forth in Section 7.14 after giving pro forma effect to the funding in full of the requested Additional Revolving Credit Loans or Incremental Term Loans, as applicable, and other appropriate pro forma adjustment events, including any Acquisitions or Dispositions after the end of the relevant Test Period but prior to or substantially concurrently with the Borrowing of such Additional Revolving Credit Commitment or Incremental Term Loan Commitment, as the case may be (provided, however, that if and to the extent such requested Additional Revolving Credit Commitments or Incremental Term Loan Commitments have been requested, in whole or part, for the purpose of funding, in whole or in part, the Acquisition Consideration of a Limited Condition Transaction (including any portion which repays, redeems or otherwise discharges any Indebtedness of the Target or any of its Subsidiaries or other Affiliates being acquired as part of such Limited Condition Transaction) and/or fees and expenses incurred by Borrower or its Subsidiaries in connection therewith, the condition precedent of this clause (iii) requiring that Borrower be in compliance with the financial covenants set forth in Section 7.14 after giving pro forma effect to the making of such Additional Revolving Credit Loans or Incremental Term Loans as of the date of making such Loans will instead be tested as of the LCT Test Date for such Limited Condition Transaction); (iv) Borrower, Administrative Agent and Lending Parties (including any new Lending Parties being added in connection with such addition) will have entered into all documents required pursuant to Section 2.14(d), and Borrower will have complied with all of the conditions precedent to the effectiveness of such addition as provided in such documents (including any requirement to pay fees and expenses to any or all of Administrative Agent, the Arrangers and the Lending Parties, including any new Lending Parties); (v) all fees and expenses owing in respect of such increase to Administrative Agent and the Lenders (other than any Defaulting Lender) that have been invoiced at least three (3) Business Days prior to the applicable Additional Commitments Effective Date shall have been paid (or shall be paid substantially concurrently therewith); and (vi) Borrower will have delivered to Administrative Agent a certificate dated as of the Additional Commitments Effective Date signed by a Responsible Officer of Borrower, certifying as to the truth, accuracy and correctness of the matters set forth in the immediately preceding clauses (i), (ii) and (iii). On each Additional Commitments Effective Date, each applicable Lender, Eligible Assignee or other Person who is providing an Additional Revolving Credit Commitment or an Incremental Term Loan Commitment: (I) in the case of any Additional Revolving Credit Commitment, will become a “Revolving Credit Lender” for all purposes of this Agreement and the other Loan Documents; and (II) in the case of any Incremental Term Loan Commitment, will make an Incremental Term Loan to Borrower in a principal amount equal to such Incremental Term Loan Commitment. Any Additional Revolving Credit Loan will be a “Revolving Credit Loan” for all purposes of this Agreement and the other Loan Documents. In furtherance of the foregoing, on any Additional Commitments Effective Date on which Additional Revolving Credit Commitments are made, subject to the satisfaction of the other terms and conditions

80 213264226_7 contained in this Section 2.14, (x) each of the existing Revolving Credit Lenders will assign to each Person providing an Additional Revolving Credit Commitment, and each such Person will purchase from each of the existing Revolving Credit Lenders, in an amount equal to the Outstanding Amount thereof (together with accrued but unpaid interest thereon), such interests in the Revolving Credit Loans outstanding on such date as will be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Credit Loans will be held by existing Revolving Credit Lenders and the Person making the Additional Revolving Credit Commitments ratably in accordance with their Revolving Credit Percentage Shares after giving effect to the addition of such Additional Revolving Credit Commitments to the existing Revolving Credit Commitments; and (y) each Person making an Additional Revolving Credit Commitment will be deemed for all purposes to have made a Revolving Credit Commitment and each Additional Revolving Credit Loan will be deemed, for all purposes, a Revolving Credit Loan. (d) Terms and Documentation. The terms of and documentation entered into in respect of any Additional Revolving Credit Commitments or any Incremental Term Loan Commitments provided in each case pursuant to this Section 2.14 (collectively, the “Additional Commitment Documentation”) will be (x) in the case of any Additional Revolving Credit Commitments, consistent with the existing Revolving Credit Commitments and (y) in the case of any Incremental Term Loan Commitments, including as to the interest rate, fees, premium, required prepayments and participation in prepayments, amortization schedule and final maturity thereof or applicable thereto, as agreed to between Borrower and the Lenders or additional lenders providing such Incremental Term Loans; provided that: (i) if the Additional Revolving Credit Commitments contain any increase in any Applicable Margin or other interest rate or any increase in the Revolving Credit Facility Fee or any other fee as compared to the existing Revolving Credit Commitments (taking into account any prior Additional Revolving Credit Commitments), the corresponding Applicable Margin or other interest rate or the corresponding Revolving Credit Facility Fee or other fee with respect to the existing Revolving Credit Commitments will be automatically increased to equal the increased Applicable Margin or other interest rate or the increased Revolving Credit Facility Fee or other fee, as the case may be, applicable to the Additional Revolving Credit Commitments; (ii) in the case of each Incremental Term Loan: (A) the maturity of any such Incremental Term Loan shall not be earlier than the latest scheduled maturity date of the Loans and Commitments in effect as of the Additional Commitments Effective Date and the Weighted Average Life to Maturity of any such Incremental Term Loan shall not be shorter than the remaining Weighted Average Life to Maturity of such latest maturing Initial Term Loans; provided that the restrictions of this clause (A) shall not apply to the extent such Incremental Term Loan constitutes a customary bridge or similar facility that is to be automatically converted or exchanged into notes or other permitted Indebtedness that otherwise would satisfy this clause (A) so long as such conversion or exchange is subject only to conditions customary for similar conversions and exchanges and the Borrower irrevocably agrees at the time of incurrence thereof to take all actions necessary to convert or exchange such Incremental Term Loan; (B) any mandatory prepayment (other than scheduled amortization payments) of each Incremental Term Loan shall be made on a pro rata basis with all then existing Initial Term Loans and Incremental Term Loans, except that the Borrower and the Lenders or additional lenders providing such Incremental Term Loan may, in their sole discretion, elect to prepay or receive, as applicable, any

81 213264226_7 prepayments on a less than pro rata basis (but not on a greater than pro rata basis); and (C) except as provided above, all other terms and conditions applicable to any Incremental Term Loan shall be consistent with the terms and conditions applicable to the Initial Term Loan or otherwise reasonably satisfactory to the Administrative Agent and the Borrower (provided that such other terms and conditions, taken as a whole, shall not be more favorable to the Lenders under any Incremental Term Loans than such other terms and conditions, taken as a whole, under the Initial Term Loans); and (iii) the Additional Revolving Credit Loans and Incremental Term Loans will (1) rank equal in right of payment with the other Obligations and (2) only be guaranteed by the Loan Parties (or Persons that will become Loan Parties in connection with such transaction). Any Additional Revolving Credit Commitments or Incremental Term Loans, as applicable, made or provided pursuant to this Section 2.14 will be evidenced by one or more entries in the Register maintained by Administrative Agent in accordance with the provisions set forth in Section 10.06(c). Section 2.15 Cash Collateral. (a) Certain Credit Support Events. (i) Upon the request of Administrative Agent or L/C Issuer, if, as of the Credit Expiration Date, any Credit Obligation for any reason remains outstanding, or, in the case of any Bank Undertakings, such Bank Undertakings have not been surrendered, Borrower will immediately Cash Collateralize the Outstanding Amount of all Credit Obligations. (ii) At any time that there exists a Defaulting Lender, within one Business Day following the written request of Administrative Agent or L/C Issuer (with a copy to Administrative Agent) Borrower will Cash Collateralize L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to Section 3.07(a)(iv) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than 100% of such Fronting Exposure. (b) Grant of Security Interest. All Cash Collateral (other than credit support not constituting funds subject to deposit) will be maintained in blocked, non-interest bearing deposit accounts at Wells Fargo. Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender hereby grants to (and subjects to the control of) Administrative Agent, for the benefit of L/C Issuer, and agrees to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lender’s obligation to fund participations in respect of Credit Obligations, to be applied pursuant to Section 2.15(c). If at any time Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than Administrative Agent and L/C Issuer as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, Borrower will, promptly upon demand by Administrative Agent, pay or provide to Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency after giving effect to any Cash Collateral provided by the Defaulting Lender. (c) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.15 or Section 3.07 in respect of Letters of Credit will be held and applied to the satisfaction of the applicable Defaulting Lender’s obligations to fund participations in respect of Credit Obligations (including, as to Cash Collateral provided by a

82 213264226_7 Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein. (d) Release. Cash Collateral (or the appropriate excess portion thereof in the case of clause (ii) below) provided to reduce L/C Issuer’s Fronting Exposure will no longer be required to be held as Cash Collateral pursuant to this Section 2.15 following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender) or (ii) the determination by Administrative Agent and L/C Issuer that there exists excess Cash Collateral; provided, however, (A) that Cash Collateral furnished by or on behalf of a Loan Party will not be released during the continuance of a Default or Event of Default (and following application as provided in this Section 2.15 may be otherwise applied in accordance with Section 8.04); and (B) the Person providing Cash Collateral and L/C Issuer or Swing Line Lender, as applicable, may agree that Cash Collateral will not be released but instead held to support future anticipated Fronting Exposure or other obligations. ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY Section 3.01 Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document will be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent will be entitled to make such deduction or withholding and will timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party will be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes by the Loan Parties. Without limiting the provisions of Section 3.01(a), the Loan Parties will timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of Administrative Agent timely reimburse it for the payment of, any Other Taxes. (c) Indemnification. (i) Indemnification by Each Loan Party. The Loan Parties will jointly and severally indemnify each Recipient, within ten (10) days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate setting forth in reasonable details the amount or amounts of such payment or liability delivered to Borrower by a Lending Party (with a copy to Administrative Agent), or by Administrative Agent on its own behalf or on behalf of a Lending Party, will be conclusive absent manifest error. (ii) Indemnification by the Lending Parties. Each Lending Party will severally indemnify Administrative Agent, within ten (10) days after written demand therefor, for (i) any

83 213264226_7 Indemnified Taxes attributable to such Lending Party (but only to the extent that any Loan Party has not already indemnified Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lending Party’s failure to comply with the provisions of Section 10.06(e) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lending Party, in each case, that are payable or paid by Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate setting forth in reasonable details the amount or amounts of such payment or liability delivered to any Lending Party by Administrative Agent shall be conclusive absent manifest error. Each Lending Party hereby authorizes Administrative Agent to set off and apply any and all amounts at any time owing to such Lending Party under any Loan Document or otherwise payable by Administrative Agent to the Lending Party from any other source against any amount due to Administrative Agent under this Section 3.01(e). (d) Delay in Making Demand for Indemnity. Failure or delay on the part of any Recipient to demand indemnity pursuant to the provisions of Section 3.01(c) will not constitute a waiver of such Recipient’s right to demand such indemnification; provided that no Loan Party will be required to indemnify a Recipient pursuant to the provisions of Section 3.01(c) for any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, to the extent (i) such Indemnified Taxes were actually paid by such Recipient to the applicable Governmental Authority (or other Person entitled thereto) or (ii) such Recipient received any payment from which such Indemnified Taxes were actually withheld or deducted, in each case more than 180 days prior to the date that such Recipient delivers to Borrower its written demand for indemnification of the amount or amounts so paid, withheld or deducted, as the case may be. (e) Evidence of Payments. If and to the extent requested in writing by Administrative Agent, in its Reasonable Discretion, as soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority as provided in this Section 3.01, such Loan Party will deliver to Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return reporting such payment or other evidence of such payment satisfactory to Administrative Agent, in its Reasonable Discretion. (f) Status of Lenders. (i) Any Lending Party that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document will deliver to Borrower and Administrative Agent, at the time or times prescribed by law and at the time or times reasonably requested by Borrower or Administrative Agent, such properly completed and executed documentation reasonably requested by Borrower or Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lending Party, if reasonably requested by Borrower or Administrative Agent, will deliver such other documentation prescribed by applicable law or reasonably requested by Borrower or Administrative Agent as will enable Borrower or Administrative Agent to determine whether or not such Lending Party is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(f)(ii)(A), (B) and (D)) will not be required if in the Lending Party’s reasonable judgment such completion, execution or submission would subject such Lending Party to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lending Party.

84 213264226_7 (ii) Without limiting the generality of the foregoing, (A) any Lending Party that is a U.S. Person will deliver to Borrower and Administrative Agent on or prior to the date on which such Lending Party becomes a Lending Party under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), executed originals of IRS Form W-9 certifying that such Lending Party is exempt from U.S. federal backup withholding Tax; (B) any Foreign Lender will, to the extent it is legally entitled to do so, deliver to Borrower and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lending Party under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W- 8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed originals of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit G-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10-percent shareholder” of Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E; or (4) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-2 or Exhibit G-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender will, to the extent it is legally entitled to do so, deliver to Borrower and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lending Party under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), executed originals of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit Borrower or Administrative Agent to determine the withholding or deduction required to be made; and

85 213264226_7 (D) if a payment made to a Lending Party under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lending Party will deliver to Borrower and Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower or Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or Administrative Agent as may be necessary for Borrower and Administrative Agent to comply with their obligations under FATCA and to determine that such Lending Party has complied with such Lending Party’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Each Lending Party agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it will update such form or certification or promptly notify Borrower and Administrative Agent in writing of its legal inability to do so. (g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.01 (including by the payment of additional amounts pursuant to this Section 3.01), it will pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, will repay to such indemnified party the amount paid over pursuant to this Section 3.01(g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 3.01(g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 3.01(g) the payment of which would place the indemnified party in a less favorable net after- Tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This Section 3.01(g) will not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. Section 3.02 Illegality. If, in any applicable jurisdiction, Administrative Agent, any L/C Issuer or any Lender determines that any applicable Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for Administrative Agent, any L/C Issuer or any Lender to (a) perform any of its obligations hereunder or under any other Loan Document, (b) to fund or maintain its participation in any Loan or (c) issue, make, maintain, fund or charge interest or fees with respect to any Credit Extension, such Person shall promptly notify Administrative Agent, then, upon Administrative Agent notifying Borrower, and until such notice by such Person is revoked, any obligation of such Person to issue, make, maintain, fund or charge interest or fees with respect to any such Credit Extension shall be suspended, and to the extent required by applicable Law, cancelled. Upon receipt of such notice, the Loan Parties shall (i) repay that Person’s participation in the Loans or other applicable Obligations on the last day of the Interest Period for each Loan or other Obligation occurring after Administrative Agent has notified Borrower or, if earlier, the date specified by such Person in the notice delivered to Administrative

86 213264226_7 Agent (being no earlier than the last day of any applicable grace period permitted by applicable Law) and (ii) take all reasonable actions requested by such Person to mitigate or avoid such illegality. Section 3.03 Inability to Determine Rates. (a) Circumstances Affecting Eurocurrency Rate, Daily Simple SOFR, Daily Simple RFR and Term SOFR Availability. Subject to Section 3.03(c), in connection with any RFR Loan or Eurocurrency Rate Loan, a request therefor, a conversion to or a continuation thereof or otherwise, if for any reason (i) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that (x) if Daily Simple RFR is utilized in any calculations hereunder or under any other Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, reasonable and adequate means do not exist for ascertaining “Daily Simple RFR” pursuant to the definition thereof, (y) if Daily Simple SOFR is utilized in any calculations hereunder or under any other Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, reasonable and adequate means do not exist for ascertaining “Daily Simple SOFR” pursuant to the definition thereof or (z) if Term SOFR or a Eurocurrency Rate is utilized in any calculations hereunder or under any other Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, reasonable and adequate means do not exist for ascertaining Term SOFR or such Eurocurrency Rate, as applicable, for the applicable Currency and the applicable Interest Period with respect to a proposed Term SOFR Loan or Eurocurrency Rate Loan, as applicable, on or prior to the first day of such Interest Period, (ii) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that a fundamental change has occurred in the foreign exchange or interbank markets with respect to an applicable Alternative Currency (including changes in national or international financial, political or economic conditions or currency exchange rates or exchange controls), (iii) with respect to any Eurocurrency Rate Loan, the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that deposits are not being offered in the applicable Currency to banks in the London or other applicable offshore interbank market for the applicable Currency, amount or Interest Period of such Eurocurrency Rate Loan, or (iv) the Required Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that (x) if Daily Simple RFR is utilized in any calculations hereunder or under any other Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, Daily Simple RFR does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans, (y) if Daily Simple SOFR is utilized in any calculations hereunder or under any other Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, Daily Simple SOFR does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans or (z) if Term SOFR or a Eurocurrency Rate is utilized in any calculations hereunder or under any other Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, Term SOFR or such Eurocurrency Rate, as applicable, does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans during the applicable Interest Period and, in the case of (x), (y) or (z), the Required Lenders have provided notice of such determination to the Administrative Agent, then Administrative Agent shall promptly give notice thereof to Borrower and each applicable Lender. Upon notice thereof by Administrative Agent to Borrower, (1) any obligation of the Lenders to make RFR Loans or Eurocurrency Rate Loans, as applicable, in each such Currency, and any right of Borrower to convert any Loan in each such Currency (if applicable) to or continue any Loan as an RFR Loan or a Eurocurrency Rate Loan, as applicable, in each such Currency, shall be suspended (to the extent of the affected RFR Loans or Eurocurrency Rate Loans or, in the case of Term SOFR Loans or Eurocurrency Rate Loans, the affected Interest Periods) until Administrative Agent (with respect to clause (iv), at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (I) Borrower may revoke any pending request for a borrowing of, conversion to or continuation of RFR Loans or Eurocurrency Rate Loans in each such affected Currency (to the extent of the affected RFR Loans or Eurocurrency Rate Loans or, in the case of a Term SOFR Loans or Eurocurrency Rate Loans, the affected Interest Periods) or, failing that, (II) in the case of any request for a borrowing of

87 213264226_7 an affected Daily Simple SOFR Loan or Term SOFR Loan, Borrower shall be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans in the amount specified therein and (III) in the case of any request for a borrowing of an affected RFR Loan or Eurocurrency Rate Loan in an Alternative Currency, then such request shall be ineffective. Any (aa) outstanding affected Term SOFR Loans will be deemed to have been converted into Base Rate Loans at the end of the applicable Interest Period, (bb) outstanding affected Daily Simple SOFR Loans will be deemed to have been converted into Base Rate Loans immediately and (cc) any outstanding affected RFR Loans denominated in an Alternative Currency, at Borrower’s election, shall either (AA) be converted into Base Rate Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Alternative Currency) immediately or, in the case of Eurocurrency Rate Loans, at the end of the applicable Interest Period or (BB) be prepaid in full, immediately or, in the case of Eurocurrency Rate Loans, at the end of the applicable Interest Period; provided that if no election is made by Borrower by the date that is the earlier of (x) three (3) Business Days after receipt by Borrower of such notice or (y) with respect to a Eurocurrency Rate Loan the last day of the current Interest Period, the Borrower shall be deemed to have elected clause (AA) above. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest (except with respect to any prepayment or conversion of a Daily Simple RFR Loan) on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.05. (b) Laws Affecting Adjusted Eurocurrency Rate, Daily Simple SOFR, Daily Simple RFR and Term SOFR Availability. If, after the Closing Date, the introduction of, or any change in, any applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any Daily Simple SOFR Loan, Daily Simple RFR Loan, Term SOFR Loan or Eurocurrency Rate Loan, or to determine or charge interest based upon any applicable RFR, Daily Simple RFR, Daily Simple SOFR, Term SOFR, Eurocurrency Rate or Adjusted Eurocurrency Rate, such Lender shall promptly give notice thereof to Administrative Agent and Administrative Agent shall promptly give notice to Borrower and the other Lenders (an “Illegality Notice”). Thereafter, until each affected Lender notifies Administrative Agent and Administrative Agent notifies Borrower that the circumstances giving rise to such determination no longer exist, (i) any obligation of the Lenders to make RFR Loans or Eurocurrency Rate Loans, as applicable, in the affected Currency or Currencies, and any right of Borrower to convert any Loan denominated in Dollars to an RFR Loan or continue any Loan as an RFR Loan or a Eurocurrency Rate Loan, as applicable, in the affected Currency or Currencies shall be suspended and (ii) if necessary to avoid such illegality, Administrative Agent shall compute the Base Rate without reference to clause (c) of the definition of “Base Rate”. Upon receipt of an Illegality Notice, the Borrower shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to Administrative Agent), prepay or, if applicable, (x) convert all Term SOFR Loans or Daily Simple SOFR Loans to Base Rate Loans or (y) convert all RFR Loans or Eurocurrency Rate Loans denominated in an affected Alternative Currency to Base Rate Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Alternative Currency) (in each case, if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (c) of the definition of “Base Rate”), (1) with respect to Daily Simple RFR Loans or Daily Simple SOFR Loans, on the Interest Payment Date therefor, if all affected Lenders may lawfully continue to maintain such Daily Simple RFR Loans or Daily Simple SOFR Loans, as applicable, to such day, or immediately, if any Lender may not lawfully continue to maintain such Daily Simple RFR Loans or Daily Simple SOFR Loans, as applicable, to such day or (2) with respect to Eurocurrency Rate Loans or Term SOFR Loans, on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain such Eurocurrency Rate Loans or Term SOFR Loans, as applicable, to such day, or immediately, if any Lender may not lawfully continue to maintain such Eurocurrency Rate Loans or Term SOFR Loans, as applicable,

88 213264226_7 to such day. Upon any such prepayment or conversion, Borrower shall also pay accrued interest (except with respect to any prepayment or conversion of a Daily Simple RFR Loan) on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.05. (c) Benchmark Replacement Setting. (i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event with respect to any Benchmark, Administrative Agent and Borrower may amend this Agreement to replace such Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after Administrative Agent has posted such proposed amendment to Borrower and all affected Lenders so long as Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 3.03(c)(i)(B) will occur prior to the applicable Benchmark Transition Start Date. (ii) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, Administrative Agent will have the right to make Conforming Changes in consultation with Borrower from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (iii) Notices; Standards for Decisions and Determinations. Administrative Agent will promptly notify Borrower and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. Administrative Agent will promptly notify Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 3.03(c)(iv) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.03(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 3.03(c). (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if any then-current Benchmark is a term rate (including any Term SOFR or Adjusted Eurocurrency Rate) and either (x) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by Administrative Agent in its Reasonable Discretion or (y) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to the foregoing clause (A) above either (I) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (II) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then Administrative Agent may modify the definition of “Interest Period” (or any similar or

89 213264226_7 analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a given Benchmark, Borrower may revoke any pending request for a borrowing of, conversion to or continuation of RFR Loans or Eurocurrency Rate Loans, in each case, to be made, converted or continued during any Benchmark Unavailability Period denominated in the applicable Currency and, failing that, (A)(x) in the case of any request for any affected Term SOFR Loans or Daily Simple SOFR Loans, if applicable, Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans in the amount specified therein, and (y) in the case of any request for any affected RFR Loan or Eurocurrency Rate Loan, in each case, in an Alternative Currency, if applicable, then such request shall be ineffective, and (B)(1) any outstanding affected Term SOFR Loans, if applicable, will be deemed to have been converted into Base Rate Loans at the end of the applicable Interest Period, (2) any outstanding Daily Simple SOFR Loans, if applicable, will be deemed to have been converted into Base Rate Loans immediately and (3) any outstanding affected RFR Loans or Eurocurrency Rate Loans, in each case, denominated in an Alternative Currency, at Borrower’s election, shall either (aa) be converted into Base Rate Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Alternative Currency) immediately or, in the case of Eurocurrency Rate Loans, at the end of the applicable Interest Period or (bb) be prepaid in full immediately or, in the case of Eurocurrency Rate Loans, at the end of the applicable Interest Period; provided that, with respect to any Daily Simple RFR Loan, if no election is made by the Borrower by the date that is three (3) Business Days after receipt by Borrower of such notice, Borrower shall be deemed to have elected the foregoing clause (aa); provided, further that, with respect to any Eurocurrency Rate Loan, if no election is made by Borrower by the earlier of (AA) the date that is three (3) Business Days after receipt by Borrower of such notice and (BB) the last day of the current Interest Period for the applicable Eurocurrency Rate Loan, Borrower shall be deemed to have elected the foregoing clause (aa). Upon any such prepayment or conversion, Borrower shall also pay accrued interest (except with respect to any prepayment or conversion of a Daily Simple RFR Loan) on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.03. During a Benchmark Unavailability Period with respect to any Benchmark or at any time that a tenor for any then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark that is the subject of such Benchmark Unavailability Period or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate. (d) Alternative Currencies. If, after the designation by the Lenders of any currency as an Alternative Currency, any change in currency controls or exchange regulations or any change in national or international financial, political or economic conditions are imposed in the country in which such currency is issued, and such change results in, in the reasonable opinion of Administrative Agent (i) such currency no longer being readily available, freely transferable and convertible into Dollars, (ii) a Dollar Equivalent no longer being readily calculable with respect to such currency, (iii) such currency being impracticable for the Lenders to loan or (iv) such currency no longer being a currency in which the Required Revolving Credit Lenders are willing to make Credit Extensions to borrowers generally (each of clauses (i), (ii), (iii) and (iv), a “Disqualifying Event”), then Administrative Agent shall promptly notify the Lenders and Borrower, and such currency shall no longer be an Alternative Currency until such time as the Disqualifying Event(s) no longer exist. Within five (5) Business Days after receipt of such notice from Administrative Agent, Borrower shall repay all Loans denominated in such currency to which the Disqualifying Event(s) apply or convert such Loans into the Dollar Equivalent in Dollars, bearing interest at the Base Rate, subject to the other terms contained herein.

90 213264226_7 Section 3.04 Increased Costs. (a) Increased Costs Generally. If any Change in Law will: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lending Party (except any reserve requirement reflected in the Adjusted Eurocurrency Rate); (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or L/C Issuer any other condition, cost or expense(other than Taxes) affecting this Agreement or Loans made by such Lender or any Credit or participation therein; and the result of any of the foregoing will be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan the interest on which is determined by reference to the Eurocurrency Rate (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or L/C Issuer of participating in, issuing or maintaining any Credit (or of maintaining its obligation to participate in or to issue any Credit), or to reduce the amount of any sum received or receivable by such Lending Party hereunder (whether of principal, interest or any other amount), then, upon written request of such applicable Lending Party, Borrower will pay to such Lending Party such additional amount or amounts as will compensate such Lending Party for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lending Party determines that any Change in Law affecting such Lending Party or the Lending Office of such Lending Party or such Lending Party’s holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lending Party’s capital or on the capital of such Lending Party’s holding company, if any, as a consequence of this Agreement, the Commitments of any such Lender or the Loans made by, or participations in Letters of Credit held by, any such Lender, or the Letters of Credit issued by L/C Issuer, to a level below that which such Lending Party or such Lending Party’s holding company could have achieved but for such Change in Law (taking into consideration such Lending Party’s policies and the policies of such Lending Party’s holding company with respect to capital adequacy), then from time to time, upon written request of such Lending Party, Borrower will pay to such Lending Party such additional amount or amounts as will compensate such Lending Party or such Lending Party’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. L/C Issuer or the Lender seeking payment of any amount under this Section 3.04 will use commercially reasonable efforts to deliver to Borrower a certificate setting forth in reasonable detail the amount or amounts necessary to compensate such Lender or L/C Issuer or its holding company, as the case may be, as specified in Sections 3.04(a) and 3.04(b), as well as the basis for determining such amount or amounts, which certificate will be conclusive absent manifest error; provided that the failure to deliver a certificate hereunder will not relieve Borrower from any liability that it may have under this Section 3.04. Borrower will pay such Lender or L/C Issuer, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender or L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section 3.04 will not constitute a waiver

91 213264226_7 of such Lender’s or L/C Issuer’s right to demand such compensation; provided that Borrower will not be required to compensate a Lender or L/C Issuer pursuant to the foregoing provisions of this Section 3.04 for any increased costs incurred or reductions suffered more than 180 days prior to the date that such Lender or L/C Issuer, as the case may be, notifies Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to in this subsection (d) will be extended to include the period of retroactive effect thereof). Section 3.05 Compensation for Losses. Upon written demand of any Lender (with a copy to Administrative Agent) from time to time, Borrower will promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it (including any loss, cost or expense arising from the liquidation or redeployment of funds) attributable to or resulting from (a) any failure by Borrower to make any payment when due of any amount due hereunder in connection with any Eurocurrency Rate Loan or RFR Loan, (b) any failure of the Borrower to borrow or continue any Eurocurrency Rate Loan or RFR Loan or convert to a Eurocurrency Rate Loan or RFR Loan on the date specified by Borrower therefor, including in any Loan Notice, (c) any failure of Borrower to prepay any Eurocurrency Rate Loan or RFR Loan or on a dated specified by Borrower therefor, (d) any payment, prepayment or conversion of any Daily Simple RFR Loan or Daily Simple SOFR Loan on a date other than on the Interest Payment Date therefor (including as a result of an Event of Default) or a Eurocurrency Rate Loan or Term SOFR Loan on a date other than the last day of the Interest Period therefor (including as a result of an Event of Default) or (e) the assignment of any Daily Simple RFR Loan or Daily Simple SOFR Loan other than on the Interest Payment Date therefor or any Eurocurrency Rate Loan or Term SOFR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by Borrower pursuant to Section 3.08(a). In the case of a Eurocurrency Rate Loan, the amount of such loss or expense shall be determined, in the applicable Lender’s sole discretion, consistent with such Lender’s practice with similarly situated borrowers based upon the assumption that such Lender funded its Percentage Share of the Eurocurrency Rate Loans in the London or other applicable offshore interbank market for such Currency, whether or not such Eurocurrency Rate Loan was in fact so funded, and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to Borrower through Administrative Agent and shall be conclusively presumed to be correct save for manifest error. All of the obligations of the Loan Parties under this Section 3.05 shall survive the resignation or replacement of Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. Section 3.06 Mitigation Obligations; Additional L/C Issuer. Notwithstanding anything to the contrary contained in Section 10.01: (a) Mitigation by Lending Parties. If any Lending Party requests compensation under Section 3.04, or Borrower is required to pay additional amounts to any Lending Party or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lending Party gives a notice pursuant to Section 3.02, then such Lending Party, at the request of Borrower, will use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lending Party, such designation or assignment: (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or Section 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable; and (ii) in each case, would not subject such Lending Party to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lending Party as reasonably determined by such Lending Party. Borrower hereby agrees to pay all

92 213264226_7 reasonable costs and expenses incurred by any Lending Party in connection with any such designation or assignment. (b) Additional L/C Issuer. If L/C Issuer may not issue Letters of Credit as a result of the limitations set forth in Section 2.03(a)(iv)(A), then Borrower may, if no Event of Default has occurred and is continuing and with the prior written consent of Administrative Agent (which consent will not be unreasonably withheld, conditioned or delayed), (i) request one of the other Lenders (with such other Lender’s consent) to issue Letters of Credit or (ii) designate a supplemental bank or financial institution, which is an Eligible Assignee and otherwise satisfactory to Administrative Agent, to issue Letters of Credit and become an additional “L/C Issuer” hereunder. Section 3.07 Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: (i) Waivers and Amendments. That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement will be restricted as set forth in Section 10.01. (ii) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise, and including any amounts made available to Administrative Agent by that Defaulting Lender pursuant to Section 10.08), will be applied at such time or times as may be determined by Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to L/C Issuer or Swing Line Lender hereunder; third, to Cash Collateralize L/C Issuer’s Fronting Exposure with respect to that Defaulting Lender in accordance with Section 2.15; fourth, as Borrower may request (so long as no Default or Event of Default has occurred and is continuing), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by Administrative Agent; fifth, if so determined by Administrative Agent and Borrower, to be held in a non- interest bearing deposit account and released pro rata in order to (1) satisfy that Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (2) Cash Collateralize L/C Issuer’s future Fronting Exposure with respect to that Defaulting Lender with respect to future Letters of Credit issued under this Agreement in accordance with Section 2.15; sixth, to the payment of any amounts owing to the Lenders, L/C Issuer or Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, L/C Issuer or Swing Line Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default has occurred and is continuing, to the payment of any amounts owing to Borrower as a result of any judgment of a court of competent jurisdiction obtained by Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (1) such payment is a payment of the principal amount of any Loans or Credit Borrowings in respect of which that Defaulting Lender has not fully funded its appropriate share and (2) such Loans were made or the related Credits were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment will be applied solely to pay the Loans of, and Credit Borrowings owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or Credit Borrowings owed to, that Defaulting Lender until such time as all Loans and funded and unfunded participations in Credit Obligations and Swing Line Loans are held by the Lenders

93 213264226_7 pro rata in accordance with the Revolving Credit Commitments under the Revolving Credit Facility without giving effect to Section 3.07(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 3.07(a)(ii) will be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A) No Defaulting Lender will be entitled to receive any Revolving Credit Facility Fee pursuant to Section 2.09(a) for any period during which that Lender is a Defaulting Lender (and Borrower will not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (B) A Defaulting Lender will be entitled to receive Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Revolving Credit Percentage Share of the stated amount of Credits for which it has provided Cash Collateral pursuant to Section 2.15. (C) With respect to any Revolving Credit Facility Fee or Credit Fee not required to be paid to any Defaulting Lender pursuant to the preceding clauses (A) or (B), Borrower will (1) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Credit Obligations or Swing Line Loans that has been reallocated to such Non-Defaulting Lender pursuant to Section 3.07(a)(iv), (2) pay to L/C Issuer and the Swing Line Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to L/C Issuer’s or Swing Line Lender’s Fronting Exposure to such Defaulting Lender, and (3) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Participations to Reduce Fronting Exposure. All or any part of that Defaulting Lender’s participation in Credit Obligations and Swing Line Loans will be reallocated among the Non-Defaulting Lenders in accordance with their respective Revolving Credit Percentages Shares (calculated without regard to that Defaulting Lender’s Revolving Credit Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Credit Commitment. No reallocation hereunder will constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (v) Cash Collateral, Repayment of Swing Line Loans. If the reallocation described in Section 3.07(a)(iv) cannot or can only partially be effected, Borrower will, without prejudice to any right or remedy available to it hereunder or under applicable Law, first, prepay all Swing Line Loans then outstanding in an amount equal to the Swing Line Lenders’ Fronting Exposure and second, Cash Collateralize L/C Issuer’s Fronting Exposure in accordance with the procedures set forth in Section 2.15. (b) Defaulting Lender Cure. If Borrower, Administrative Agent, L/C issuer and Swing Line Lender agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters

94 213264226_7 of Credit and Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their applicable Percentage Share (without giving effect to Section 3.07(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. (c) New Swing Line Loans/Letters of Credit. So long as any Lender is a Defaulting Lender, (i) the Swing Line Lender will not be required to fund any Swing Line Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swing Line Loan and (ii) L/C Issuer will not be required to issue, extend, renew or increase any Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. Section 3.08 Replacement of Lenders. (a) Notwithstanding anything to the contrary contained in Section 10.01, Borrower may, with respect to any Specified Lender, at its sole expense and effort and upon written notice to such Lender and Administrative Agent, require such Specified Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06(b)), all of its interests, rights (except to the extent provided in Section 3.07(b)) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (i) Borrower will have paid to Administrative Agent the assignment fee (if any) specified in Section 10.06(b); (ii) such Specified Lender will have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other Obligations payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or Borrower (in the case of all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with applicable Law; and (v) in the case of any assignment resulting from a Lender becoming a Non- Consenting Lender, the applicable assignee will have consented to the applicable amendment, waiver or consent; provided; however, that a Lender will not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling Borrower to require such assignment and delegation cease to apply. Each party hereto agrees that (x) an assignment required pursuant to this Section 3.08(a) may be effected pursuant to an Assignment and Assumption executed by Borrower, Administrative Agent and the assignee and (y) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof;

95 213264226_7 provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender or Administrative Agent, provided, further that any such documents shall be without recourse to or warranty by the parties thereto. Each Lender hereby grants to Administrative Agent a power of attorney (which power of attorney, being coupled with an interest, is irrevocable) to execute and deliver, on behalf of such Lender, as assignor, any Assignment and Assumption necessary to effectuate any assignment of such Lender’s interests hereunder in circumstances contemplated by this Section 3.08(a). (b) Certain Rights as a Lender. Upon the prepayment of all amounts owing to any Specified Lender and the termination of such Lender’s Commitments pursuant to this Section 3.08, such Specified Lender will no longer constitute a “Lender” for purposes hereof; provided that such Specified Lender will continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 10.04 with respect to facts and circumstances occurring prior to the date on which all amounts owing to such Specified Lender were prepaid in full and the Revolving Credit Commitments of such Specified Lender were terminated pursuant to this Section 3.08. (c) Evidence of Replacement. Promptly following the replacement of any Specified Lender in accordance with this Section 3.08, Administrative Agent will distribute an amended Schedule 2.01, which will be deemed incorporated into this Agreement, to reflect changes in the identities of Lenders and adjustments of their respective Revolving Credit Commitments or Percentage Shares, as applicable, resulting from any such removal or replacement. Section 3.09 Survival. All obligations of the Loan Parties under this Article III will survive termination of the Aggregate Revolving Credit Commitments and repayment of all other Obligations. ARTICLE IV CONDITIONS PRECEDENT Section 4.01 Conditions to the Effectiveness of this Agreement. The effectiveness of this Agreement and the agreement of the Lending Parties to provide the Credit Extensions described herein (including the initial Credit Extensions hereunder) is subject to the satisfaction of the following conditions precedent: (a) Receipt of Certain Documents. Administrative Agent will have received the following, each of which will be, unless otherwise specified herein or otherwise required by Administrative Agent, originals (or facsimiles or portable document format versions thereof (in either such case, promptly followed by originals thereof)), each, to the extent to be executed by a Loan Party, duly executed by a Responsible Officer of such Loan Party, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date): (i) This Agreement. This Agreement, executed by Borrower and each of Borrower’s other Material Subsidiaries (as the initial Guarantors hereunder), each Lending Party and Administrative Agent, together with all completed Schedules to this Agreement; (ii) Notes. If requested by any Lender, separate Notes executed by Borrower in favor of each such requesting Lending Party evidencing, as applicable, the Swing Line Loans, Initial Term Loans or the Revolving Credit Loans to be made by such Lender, duly executed by Borrower; (iii) Secretary’s Certificates. A certificate, executed by a Responsible Officer of each Loan Party on behalf of such Loan Party, certifying, among other things, (A) that such Loan Party

96 213264226_7 has the authority to execute, deliver and perform its obligations under each of the Loan Documents to which it is a party, (B) that attached to such certificate are true, correct and complete copies of (1) the Organizational Documents of such Loan Party then in full force and effect, (2) the resolutions then in full force and effect adopted by the Board of Directors of such Loan Party authorizing and ratifying the execution, delivery and performance by such Loan Party of the Loan Documents to which it is a party and (3) a certificate of good standing or status from the secretary of state of the state under whose laws such Loan Party was incorporated or organized, as applicable, (C) the name(s) of the Responsible Officers of such Loan Party authorized to execute Loan Documents on behalf of such Loan Party, together with incumbency samples of the true signatures of such Responsible Officers, and (D) that Administrative Agent and the Lending Parties may conclusively rely on such certificate; (iv) Officer’s Certificate. A certificate executed by a Responsible Officer of each Loan Party, certifying that the conditions specified in Section 4.01(b), (c) and (e) to the initial Credit Extension have been satisfied on the Closing Date; (v) Opinions of the Loan Parties’ Counsel. Such favorable opinion(s) of counsel to the Loan Parties, reasonably acceptable to Administrative Agent and its counsel, addressed to Administrative Agent and each Lending Party, as to such matters as are reasonably required by Administrative Agent or any Lending Party with respect to the Loan Parties and the Loan Documents; and (vi) Existing Indebtedness. Administrative Agent will have received evidence acceptable to Administrative Agent in its Reasonable Discretion (including any customary payoff letters in connection therewith) confirming that all Indebtedness of the Borrower and its Subsidiaries (excluding Indebtedness permitted pursuant to Section 7.03) shall have been fully repaid and all commitments thereunder shall be terminated and cancelled on the Closing Date and all liens in connection therewith shall be terminated and released, in each case on the Closing Date. (b) Governmental Consents. All material consents, approvals, orders and authorizations, and all registrations, declarations and filings with any Governmental Authority necessary for the consummation of the financing transactions contemplated by the Loan Documents have been obtained and are in form and substance acceptable to Administrative Agent, in its Reasonable Discretion. (c) Third-Party Consents. All material consents, approvals and authorizations from third Persons (other than any Governmental Authority) required under any Material Contract necessary for the consummation of the financing transactions contemplated by the Loan Documents have been obtained and are in form and substance acceptable to Administrative Agent, in its Reasonable Discretion. (d) Insurance. Administrative Agent will have received documentation satisfactorily demonstrating that all insurance required to be maintained pursuant to Section 6.06 has been obtained and is in effect. (e) No Litigation. No Proceeding instituted by any Person (including any Governmental Authority) will be pending in any court or before any arbitrator or mediator or before any Governmental Authority, or will have been threatened in writing by any Person (including any Governmental Authority) to be instituted, (i) with respect to this Agreement or any of the related Loan Documents, or (ii) which could, if adversely determined, reasonably be expected to have or result in a Material Adverse Effect.

97 213264226_7 (f) Financial Performance. Administrative Agent will have received and approved (i) copies of satisfactory audited Consolidated financial statements for Borrower and its Subsidiaries for the three Fiscal Years most recently ended for which financial statements are available and interim unaudited Consolidated financial statements for each quarterly Fiscal Period ended since the last audited financial statements for which financial statements are available and (ii) projections prepared by management of Borrower in form and substance reasonably satisfactory to Administrative Agent. Administrative Agent acknowledges and confirms that it has received copies, satisfactory to Administrative Agent, of (A) the audited Consolidated financial statements for Borrower and its Subsidiaries for Borrower’s fiscal years ended December 31, 2022, December 31, 2023 and December 31, 2024 in the form of Borrower’s annual report on Form 10-K and (B) the projections prepared by management of Borrower contemplated by clause (ii) above. (g) Financial Condition/Solvency Certificate. The Borrower shall have delivered to the Administrative Agent a certificate, in form and substance reasonably satisfactory to the Administrative Agent, and certified as accurate by the chief financial officer of the Borrower, that after giving effect to the Transactions to occur on the Closing Date, the Loan Parties, taken as a whole, are, Solvent. (h) Know Your Customer. Administrative Agent and the Lenders will have received, at least four (4) Business Days prior to the Closing Date, all documentation and other information (including, without limitation, a Beneficial Ownership Certification (or evidence satisfactory to the Administrative Agent and the Lenders that the Borrower is exempt from the reporting requirements of the Beneficial Ownership Regulation), as applicable) requested by the Administrative Agent or any Lender to comply with applicable “know your customer”, anti-money laundering, beneficial ownership and other similar rules and regulations, including, without limitation, the PATRIOT Act, of the Borrower and its Subsidiaries that has been requested at least ten (10) Business Days prior to the Closing Date. (i) Payment of Fees. Borrower will have paid (i) all fees required to be paid to Administrative Agent, the Left Lead Arranger and any Lending Party on or before the Closing Date and (ii) unless Administrative Agent will have agreed in writing to any delay in such payment, all fees, charges and disbursements of counsel to Administrative Agent to the extent invoiced at least three Business Days prior to the Closing Date or set forth in a funds flow approved by Borrower, plus such additional amounts of such fees, charges and disbursements as will constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate will not thereafter preclude a final settling of accounts between Borrower and Administrative Agent) and shall be set forth in the funds flow approved by Borrower. (j) Requests for Credit Extensions. Administrative Agent will have received a Request for Credit Extension with respect to the Credit Extension to be made on the Closing Date. Notwithstanding anything to the contrary contained herein, this Agreement will not become effective or be binding on any party hereto unless all of the conditions precedent to the effectiveness of this Agreement as specified in this Section 4.01 are satisfied (or are otherwise waived in writing in accordance with this Agreement). Administrative Agent will promptly notify each Borrower and each Lending Party of the occurrence of the Closing Date, and such notice will be conclusive and binding on all parties hereto. For purposes of determining compliance with the conditions specified in this Section 4.01 (but without limiting the generality of the provisions of Section 9.04), each (a) Lending Party that has signed this Agreement will be deemed to have consented to, approved or accepted or become satisfied with, each document or other matter required hereunder to be consented to or approved by or to be acceptable or satisfactory to a Lending Party unless Administrative Agent will have received written notice from such Lending Party prior to the proposed Closing Date specifying its objection thereto and (b) the making or issuance of the initial Credit Extension hereunder by a Lending Party being conclusively deemed to be its

98 213264226_7 satisfaction or waiver of the conditions precedent set forth in this Section 4.01 with respect to such initial Credit Extension. Section 4.02 Conditions to All Credit Extensions. Commencing with the Closing Date and the satisfaction of the conditions precedent set forth in Section 4.01, the obligation of each Lending Party to make any Credit Extension (including its initial Credit Extensions on the Closing Date) hereunder and to honor any Request for Credit Extension is further subject to the satisfaction, as determined by Administrative Agent, of each of the following separate and additional conditions precedent: (a) Truth and Correctness of Representations and Warranties. The representations and warranties of Borrower and each other Loan Party contained in this Agreement (including Article V) or in any other Loan Document will be true and correct in all material respects (except that such materiality qualifier will not be applicable to any portion of any representation and warranty that is already qualified or modified by materiality in the text thereof) on and as of the date of such Credit Extension, except to the extent that any such representation or warranty specifically refers to an earlier date, in which case such representation or warranty will be true and correct in all material respects (except that such materiality qualifier will not be applicable to any portion of any representation and warranty that is already qualified or modified by materiality in the text thereof) as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in Section 5.12 will be deemed to refer to the most recent statements furnished with the Closing Date or pursuant to Sections 6.01(a) and (b) (provided, however, that in the case of any Borrowing of any Additional Revolving Credit Loan or any Incremental Term Loan for the express purpose of funding, in whole or in part, the Acquisition Consideration of a Limited Condition Transaction (including any portion which repays, redeems or otherwise discharges any Indebtedness of the Target or any of its Subsidiaries or other Affiliates being acquired as part of such Limited Condition Transaction), the representations and warranties required to be true and correct as set forth in this clause (a) shall be limited to the Specified Representations). (b) No Default or Event of Default. No Default or Event of Default will have occurred and be continuing, or will result from such proposed Credit Extension or from the application of the proceeds thereof or from the honoring of any Request for Credit Extension (provided, however, that in the case of any Borrowing of any Additional Revolving Credit Loan or any Incremental Term Loan for the express purpose of funding, in whole or in part, the Acquisition Consideration of a Limited Condition Transaction (including any portion which repays, redeems or otherwise discharges any Indebtedness of the Target or any of its Subsidiaries or other Affiliates being acquired as part of such Limited Condition Transaction), the condition precedent of this clause (b) shall be limited solely to no Specified Event of Default having occurred and be continuing). (c) No Material Adverse Effect. Since December 31, 2024, there has been no development, event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect (provided that this clause (c) shall not apply to any Borrowing of any Additional Revolving Credit Loan or any Incremental Term Loan for the express purpose of funding, in whole or in part, the Acquisition Consideration of a Limited Condition Transaction (including any portion which repays, redeems or otherwise discharges any Indebtedness of the Target or any of its Subsidiaries or other Affiliates being acquired as part of such Limited Condition Transaction)). (d) Requests for Credit Extensions. Administrative Agent and, if applicable, the Swing Line Lender or L/C Issuer will have received the applicable Request for Credit Extension. (e) Alternative Currencies. In the case of a Credit Extension to be denominated in an Alternative Currency, there will not have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which in the reasonable

99 213264226_7 opinion of Administrative Agent, Required Revolving Credit Lenders (in the case of any Revolving Credit Loans to be denominated in an Alternative Currency), Required Incremental Term Loan Lenders (in the case of any Incremental Term Loans to be denominated in an Alternative Currency) or L/C Issuer (in the case of any Credit to be denominated in an Alternative Currency) would make it impracticable for such Credit Extension to be denominated in the relevant Alternative Currency. ARTICLE V REPRESENTATIONS AND WARRANTIES As of the Closing Date, each Loan Party, in order to induce Administrative Agent and each Lending Party to enter into this Agreement and the Lending Parties to make or issue the Credit Extensions hereunder, hereby represents and warrants to Administrative Agent and each Lending Party as follows, and will be deemed to have been brought down and to apply anew (other than representations and warranties made as of a specific date, which will be deemed to have been made as of such specified date) to the making or issuance of each Borrowing or L/C Credit Extension hereunder. Section 5.01 Corporate Existence and Power. Each Loan Party and each of its Subsidiaries (a) is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation; (b) has the legal power and authority (i) to own its assets and carry on its business substantially as currently conducted by it and such business as contemplated to be conducted by it upon and following the consummation of the transactions contemplated by the Loan Documents, and (ii) to execute, deliver, and perform its obligations under each of the Loan Documents to which it is a party; and (c) is duly qualified as a foreign corporation, partnership or limited liability company, as applicable, and is licensed and in good standing under the laws of each jurisdiction where its ownership, leasing or operation of property or the conduct of its business requires such qualification or license, except to the extent that the failure to do so could not reasonably be expected to have or result in a Material Adverse Effect. Section 5.02 Corporate Authorization; No Contravention. The execution and delivery by each Loan Party, and the performance by each Loan Party of its obligations under each Loan Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organizational Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Material Contract to which such Person is a party or affecting such Person or the properties of such Person or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law applicable to any Loan Party or any of its Subsidiaries or any of their respective properties, in the case of clauses (b) and (c), except to the extent that the failure to do so could not reasonably be expected to have or result in a Material Adverse Effect. Section 5.03 Governmental Authorization; Compliance with Laws. (a) Governmental Authorizations. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (i) the execution, delivery or performance by, or enforcement against, any Loan Party or any of its Subsidiaries of this Agreement or any other Loan Document or (ii) the exercise by Administrative Agent or any Lending Party of its rights under the Loan Documents, except as have been obtained or made as of the Closing Date and are in full force and effect or a filing with the SEC in accordance with the Exchange Act.

100 213264226_7 (b) Compliance with Laws. Each Loan Party and each of its Subsidiaries is in compliance in all material respects with the requirements of all Laws applicable to such Person or any of its properties and with all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (i) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (ii) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have or result in a Material Adverse Effect. Each Loan Party and each of its Subsidiaries has all governmental licenses, authorizations, consents and approvals required or otherwise necessary to own its assets and carry on its business substantially as currently conducted by it and such business as contemplated to be conducted by it upon and following the consummation of the transactions contemplated by the Loan Documents, except as could not reasonably be expected to have a Material Adverse Effect. Section 5.04 Outbound Investment. Neither Borrower nor any of its Subsidiaries (i) is a “covered foreign person” as that term is used in the Outbound Investment Rules or (ii) currently engages, or has any present intention to engage in the future, directly or indirectly, in (A) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (B) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if Borrower or applicable Subsidiary were a United States Person or (C) any other activity that would cause Administrative Agent or the Lenders to be in violation of the Outbound Investment Rules or cause Administrative Agent or the Lenders to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. Section 5.05 Binding Effect. This Agreement has been, and each other Loan Document (when delivered hereunder) will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement and each other Loan Document to which any Loan Party is a party constitute the legal, valid and binding obligations of such Person, enforceable against such Person in accordance with their respective terms, except as enforcement thereof may be limited by Debtor Relief Laws or other applicable Laws affecting the enforcement of creditors’ rights generally and by general principles of equity. Section 5.06 Litigation. Except as specifically disclosed on Schedule 5.06 (as such Schedule may be updated pursuant to Section 6.02(b)), (a) there are no Proceedings pending or, to each Loan Party’s knowledge, threatened in writing against any Loan Party or any of its respective Subsidiaries, or against any of such Persons’ properties, at law or in equity, before any court, arbitrator, mediator or other Governmental Authority, and (b) to each Loan Party’s knowledge, there is no investigation by any Governmental Authority of any Loan Party’s or any such Subsidiary’s affairs or properties, except (in the cases of the preceding clauses (a) and (b)) for such claims, actions, suits, proceedings, litigation and investigations as (i) could not reasonably be expected to be determined adversely to any Loan Party or any of its Subsidiaries or, if determined adversely, could not reasonably be expected to have or result in a Material Adverse Effect, and (ii) notwithstanding the preceding clause (i), as do not purport to affect or pertain to any Loan Document or any of the transactions contemplated thereby. Section 5.07 ERISA Compliance. (a) Each Plan is in compliance with the applicable provisions of ERISA, the Code and other Federal, foreign or, to the extent not pre-empted by ERISA, state Laws, except to the extent such non-compliance could not reasonably be expected to result in a Material Adverse Effect. Each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Code and is sponsored by a Loan Party or an ERISA Affiliate has received a favorable determination letter from the IRS to the effect that the form of such Plan is qualified under Section 401(a) of the Code or is entitled to rely upon an opinion or notification letter issued to the sponsor of an IRS-approved master or prototype plan or volume submitter plan document or an application for such a letter is currently being processed by the IRS. Each trust related

101 213264226_7 to any such Pension Plan is exempt from federal income tax under Section 501(a) of the Code, and to the knowledge of each Loan Party, nothing has occurred that would prevent or cause the loss of such tax- qualified status. (b) There are no pending or, to the knowledge of each Loan Party, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to have or result in a Material Adverse Effect. (c) (i) No ERISA Event has occurred, and no Loan Party is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan; (ii) each Loan Party and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (iii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60.0% or higher and no Loan Party knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60.0% as of the most recent valuation date; (iv) neither any Loan Party nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (v) neither any Loan Party nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; and (vi) no Pension Plan has been terminated by the plan administrator thereof or by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan, in the case of each of the foregoing clauses (i) through (vi), to the extent that such event or occurrence could reasonably be expected to result in a Material Adverse Effect. (d) As of the Closing Date, neither any Loan Party nor any ERISA Affiliate maintains or contributes to, or has any unsatisfied obligation to contribute to, or liability under, any active or terminated Pension Plan other than those listed on Schedule 5.07 (as such Schedule may be updated pursuant to Section 6.02(b)). (e) Each Foreign Pension Plan is in compliance in all material respects with all requirements of Law applicable thereto and the respective requirements of the governing documents for such plan except to the extent such non-compliance could not reasonably be expected to result in a Material Adverse Effect. With respect to each Foreign Pension Plan that is sponsored, maintained or contributed to by a Loan Party or ERISA Affiliate, none of Borrower, its Subsidiaries or any of their respective directors, officers, employees or agents has engaged in a transaction which would subject Borrower or any of its Subsidiaries, directly or indirectly, to a tax or civil penalty which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. With respect to each Foreign Pension Plan, reserves have been established in the financial statements furnished to Administrative Agent and the Lenders in respect of any unfunded liabilities in accordance with applicable Law or, where required, in accordance with ordinary accounting practices, if any, in the jurisdiction in which such Foreign Pension Plan is maintained. The aggregate unfunded liabilities with respect to such Foreign Pension Plans could not reasonably be expected to result in a Material Adverse Effect. There are no actions, suits or claims (other than routine claims for benefits) pending or threatened against Borrower or any of its Subsidiaries with respect to any Foreign Pension Plan which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

102 213264226_7 Section 5.08 Use of Proceeds. Borrower will use the proceeds of the Loans and other Credit Extensions made available hereunder solely for the purposes set forth in and as permitted by Section 7.09. Section 5.09 Environmental Compliance. Except as set forth on Schedule 5.09 (as such Schedule may be updated pursuant to Section 6.02(b)), (a) each Loan Party and each of its Subsidiaries is in compliance with all applicable Environmental Laws, except where any such failure or failures to comply, individually or in the aggregate, could not reasonably be expected to have or result in a Material Adverse Effect, (b) to the knowledge of each Loan Party, (i) none of the operations of any Loan Party nor any of its Subsidiaries (including any of their respective owned or leased properties or assets) is the subject of any federal, state or local investigation, inquiry, notice of violation, demand, order, consent decree or notice of potential liability, or is otherwise subject to any Environmental Claim or Environmental Liability that, either individually or in the aggregate could reasonably be expected to have or result in a Material Adverse Effect, and (ii) other than in a manner that could not reasonably be expected to have or result in a Material Adverse Effect, none of the owned or leased properties or assets of any Loan Party or any of its Subsidiaries has been designated or identified as a Hazardous Materials disposal site pursuant to any Environmental Law and (c) no Loan Party nor any of its Subsidiaries has received written notice that a Lien arising under any Environmental Law has attached to any revenues or to any real property owned or operated by a Loan Party or its Subsidiaries, other than Permitted Liens. Section 5.10 Title to Properties. Each Loan Party has good record and marketable title in fee simple to, or valid leasehold interests in, or valid rights to use (including easements) all real property necessary to the ordinary conduct of their respective businesses, except for Permitted Liens and for non- material defects in title that do not interfere with such Loan Party’s ability to conduct its business or to use such property for its intended purpose. Section 5.11 Taxes. All material Federal, state, local and foreign tax returns, reports and statements required to be filed by any Loan Party or any of its Subsidiaries have been filed with the appropriate Governmental Authorities and all material taxes, assessments, fees and other governmental charges and impositions shown thereon to be due and payable by such Person have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid, or such Person is diligently contesting its liability therefor in good faith by appropriate proceedings and has fully reserved all such amounts in the audited and unaudited Consolidated financial statements of Borrower, as the case may be delivered to Administrative Agent and the Lenders with the Closing Date or pursuant to Sections 6.01(a) and (b), respectively, except in each case where failure to do so could not reasonably be expected to have or result in a Material Adverse Effect. Section 5.12 Financial Condition; No Material Adverse Effect; No Event of Default. (a) All balance sheets, and all statements of income, of stockholders’ equity, and of changes in cash flow furnished to Administrative Agent and the Lenders by or on behalf of Borrower for the purposes of or in connection with this Agreement or any of the other Loan Documents have been prepared in accordance with GAAP consistently applied (from period to period except as and to the extent disclosed in the financial statements; provided, that any such disclosed changes will continue to be in accordance with GAAP) throughout the periods involved and such data, together with all other financial data (other than projections and financial data calculated on a pro forma basis) will present fairly in all material respects the financial condition of the entities involved as of the dates thereof and the result of their operations for the periods covered thereby (except that interim financial statements will be subject to customary nonmaterial year-end adjustments and may not have footnotes). All financial projections and forecasts which have been furnished to Administrative Agent and the Lenders for purposes of or in connection with this Agreement were prepared in good faith on the basis of assumptions which were, in the

103 213264226_7 opinion of the management of Borrower, reasonable at the time made; and at the time of delivery, the management of Borrower believed, in good faith, that the assumptions used in preparation of the financial projections and forecasts remain reasonable (it being understood that such financial projections and forecasts are not to be viewed as facts and are subject to uncertainties and contingencies, many of which are beyond the control of any Loan Party, and no assurances can be given that such financial projections and forecasts will be realized). (b) Since December 31, 2024, there has been no development, event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have or result in a Material Adverse Effect. (c) No Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document. Section 5.13 Margin Regulations; Regulated Entities. No Loan Party nor any of its Subsidiaries is engaged or will engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock. No Loan Party nor any of its Subsidiaries nor any Person controlling Borrower is required to register as an “investment company” within the meaning of the Investment Company Act of 1940. Section 5.14 Intellectual Property. Each Loan Party and each of its Subsidiaries owns or is licensed or otherwise has the right to use all of the patents, copyrights, trademarks, service marks, trade names, contractual franchises and other intellectual property rights that are reasonably necessary for the operation of its respective businesses as currently conducted by it, except to the extent that failure to hold such ownership, license or other right could not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect. The use of such intellectual property by such Loan Party or such Subsidiary and the operation of its business does not infringe any valid and enforceable intellectual property rights of any other Person, except to the extent any such infringement could not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect. No claim or litigation regarding any of the foregoing is pending nor, to each Loan Party’s knowledge, overtly threatened, except for such claims or litigation as both (a) could not reasonably be expected to have or result in a Material Adverse Effect, and (b) do not purport to affect or pertain to any Loan Document or any of the transactions contemplated thereby. Section 5.15 Capitalization and Subsidiaries. As of the Closing Date, Borrower has no Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.15 (as such Schedule may be updated pursuant to Section 6.02(b)), and all of the outstanding Equity Interests in such Subsidiaries have been validly issued, are fully paid and non-assessable (to the extent such concept is applicable). As of the Closing Date, set forth on Part (a) of Schedule 5.15 (as such Schedule may be updated pursuant to Section 6.02(b)) is a complete and accurate list of all Loan Parties, showing (as to each Loan Party) the jurisdiction of its incorporation and the address of its principal place of business. The copy of each Organizational Document of each Loan Party provided pursuant to Section 4.01(a)(iii) is a true and correct copy of such document, and is valid and in full force and effect as of the Closing Date. As of the Closing Date, aside from its Subsidiaries disclosed in Part (a) of Schedule 5.15 (as such Schedule may be updated pursuant to Section 6.02(b)), no Loan Party owns, of record or beneficially, any Equity Interests in any other Person other than those specifically disclosed in Part (b) of Schedule 5.15 (as such Schedule may be updated pursuant to Section 6.02(b)). Section 5.16 Labor Relations. There are no strikes, lockouts or other material labor disputes against any Loan Party nor any Subsidiary thereof, nor to each Loan Party’s knowledge, threatened against or affecting any Loan Party or any Subsidiary thereof, and no significant unfair labor practice complaint is

104 213264226_7 pending against any Loan Party or any of its Subsidiaries nor, to the knowledge of each Loan Party, threatened against any of them before any Governmental Authority, in each case except which would not reasonably be expected to have or result in a Material Adverse Effect. Section 5.17 Solvency. The Loan Parties are, taken as a whole, are, Solvent. Section 5.18 Anti-Corruption Laws; Anti-Money Laundering Laws; Sanctions and Outbound Investment Rules. (a) None of (i) Borrower, any Subsidiary or, to the knowledge of Borrower or such Subsidiary, any of their respective directors, officers, employees or Affiliates, or (ii) to the knowledge of Borrower, any agent or representative of Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the Facilities, (A) is a Sanctioned Person or currently the subject or target of any Sanctions, (B) has its assets located in a Sanctioned Country, (C) is under administrative, civil or criminal investigation for an alleged violation of, or received notice from or made a voluntary disclosure to any governmental entity regarding a possible violation of, Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions by a Governmental Authority that enforces Sanctions or any Anti-Corruption Laws or Anti-Money Laundering Laws, or (D) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons. (b) Each of Borrower and its Subsidiaries has implemented and maintains in effect policies and procedures reasonably designed to promote compliance by Borrower and its Subsidiaries and their respective directors, officers, employees, agents and Affiliates with all Anti-Corruption Laws, Anti- Money Laundering Laws and applicable Sanctions. (c) Each of Borrower and its Subsidiaries, and to the knowledge of Borrower, director, officer, employee, agent and Affiliate of Borrower and each such Subsidiary, is in compliance with all Anti- Corruption Laws, Anti-Money Laundering Laws in all material respects and applicable Sanctions. (d) No proceeds of any Credit Extension have been used, directly or indirectly, by Borrower, any of its Subsidiaries or any of its or their respective directors, officers, employees and agents in violation of Section 7.09. Section 5.19 Insurance. As required to be maintained pursuant to Section 6.06, the assets, properties and businesses of the Loan Parties and their Subsidiaries are insured with financially sound and reputable insurance companies, in such amounts, with such deductibles and covering such risks as are customarily carried by companies of similar size engaged in similar businesses and owning similar properties, subject to commercially reasonable and prudent adjustments made by Borrower and its Subsidiaries; provided that Borrower and its Subsidiaries may self-insure against such risks, in accordance with sound business, accounting and actuarial practice, in such amounts as is usually self-insured by companies engaged in similar businesses and owning similar properties in the same general areas in which Borrower or such Subsidiary operates. Section 5.20 Senior Indebtedness Status. The Obligations of each Loan Party under this Agreement and each of the other Loan Documents ranks and shall continue to rank senior in priority of payment to all Subordinated Debt and at least pari passu with all other unsecured Indebtedness of each such Person and is designated as “Senior Indebtedness” under documentation governing Subordinated Debt. Section 5.21 Full Disclosure. No financial statement, material report, material certificate or other material information furnished in writing by or on behalf of any Loan Party or any Subsidiary thereof to Administrative Agent or any Lending Party in connection with the transactions contemplated hereby and

105 213264226_7 the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished), taken together as a whole, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected financial information, pro forma financial information, estimated financial information and other projected or estimated information, such information was prepared in good faith based upon assumptions believed to be reasonable at the time prepared, it being understood that such information is not to be viewed as fact and actual results may vary materially from the projected financial information. As of the Closing Date, all of the information included in the Beneficial Ownership Certification (if any) is true and correct. Section 5.22 Affected Financial Institutions/Covered Parties. No Loan Party is an Affected Financial Institution or a Covered Party. ARTICLE VI AFFIRMATIVE COVENANTS Each Loan Party hereby covenants that, until the Obligations have been paid in full and each of the Revolving Credit Commitments hereunder have terminated, it will, and will cause each of its Subsidiaries to: Section 6.01 Financial Statements. Deliver to Administrative Agent, in form and detail satisfactory to Administrative Agent (which will promptly make such information available to the Lending Parties in accordance with its customary practice): (a) Annual Financial Statements. No later than ninety (90) days after the end of each Fiscal Year, a Consolidated balance sheet as at the end of such year and related Consolidated statements of income, stockholders’ equity and cash flows of Borrower and its Consolidated Subsidiaries prepared for such Fiscal Year, setting forth, in comparative form (to the extent applicable, and in any event, without requiring restatements for discontinued operations) the figures for the previous year, all in reasonable detail and in the case of such Consolidated financial statements, accompanied by a report thereon of PricewaterhouseCoopers LLP, Grant Thornton LLP or other independent public accountants of recognized national standing, which report shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as of the scope of such audit (except in respect of a current maturity of Indebtedness not prohibited by Section 7.03), and will state that such financial statements present fairly in all material respects the financial position of Borrower and its Subsidiaries on a Consolidated basis as at the dates indicated and the results of its operations and changes in its financial position for the periods indicated in conformity with GAAP consistently applied; (b) Fiscal Period Financial Statements. No later than fifty (50) days after the end of each Fiscal Period (excluding each Fiscal Period corresponding to the end of a Fiscal Year), a Consolidated balance sheet as at the end of such period and the related Consolidated statements of income, stockholders’ equity and cash flows of Borrower and its Consolidated Subsidiaries prepared for such Fiscal Period and for such Fiscal Year to date, setting forth in each case in comparative form (to the extent applicable, and in any event, without requiring restatements for discontinued operations) the figures for the corresponding period(s) of the previous Fiscal Year, all in reasonable detail and certified by a Responsible Officer of Borrower having responsibility for financial matters that they (i) present fairly in all material respects the financial condition of Borrower and its Consolidated Subsidiaries as at the dates indicated and the results of its operations and changes in their cash flow for the periods indicated, (ii) disclose all liabilities of Borrower and its Consolidated Subsidiaries that are required to be reflected or reserved against under GAAP, whether liquidated or unliquidated, fixed or contingent, and (iii) have been prepared in accordance

106 213264226_7 with GAAP, subject to the absence of footnotes and changes resulting from audit and customary year-end adjustments; (c) Compliance Certificate. Together with the financial statements delivered pursuant to Sections 6.01(a) and (b), a Compliance Certificate dated as of the last day of such reporting period, in each case certified by a Responsible Officer of Borrower having responsibility for financial matters (which delivery may be by electronic communication including fax or email and will be deemed to be an original authentic counterpart thereof for all purposes); (d) Financial Forecasts. No later than twenty (20) Business Days after approval thereof by Borrower’s Board of Directors, a final annual operating budget for the forthcoming Fiscal Year prepared on a quarterly basis (or monthly basis, if available) and otherwise in form and substance reasonably satisfactory to Administrative Agent; provided that in the event any budget is materially revised in any Fiscal Year, such revised budget will be delivered to Administrative Agent promptly and in any event no later than twenty (20) Business Days after approval thereof by Borrower’s Board of Directors; and provided further that each such budget shall be prepared on a reasonable basis and in good faith, based on assumptions believed by Borrower to be reasonable at the time made; and (e) Other Reports. Promptly upon any request by Administrative Agent or any Lending Party, a final copy of any detailed audit reports, management letters or recommendations submitted to the Board of Directors (or the audit committee of the Board of Directors) of Borrower by independent accountants in connection with the accounts or books of Borrower or any Subsidiary thereof, or any audit of any of them. Section 6.02 Other Information. Deliver to Administrative Agent, in form and detail reasonably satisfactory to Administrative Agent (which will promptly make such information available to the Lending Parties in accordance with its customary practice): (a) [Reserved]; (b) Updates of Disclosure Schedules. Upon the reasonable request of the Administrative Agent, promptly provide Administrative Agent in writing with such revisions or updates to any of the Schedules as may be necessary or appropriate to update the same as of a recent date; provided that no Schedule will be deemed to have been amended, modified or superseded by any such correction or update, nor will any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such Schedule be deemed to have been cured thereby, unless and until Administrative Agent (which may request the consent of the Required Lenders) has accepted in writing such revisions or updates to such Schedule, which acceptance will not be unreasonably withheld, delayed or conditioned; (c) Insurance Reports. Promptly upon the request of Administrative Agent, a report summarizing the insurance coverage (specifying type, amount and carrier) in effect for Borrower and its Subsidiaries and containing such additional information as Administrative Agent may reasonably specify; (d) “Know Your Customer”. Promptly upon the request thereof, such other information and documentation required under applicable “know your customer” rules and regulations, the PATRIOT Act, the Beneficial Ownership Regulations or any applicable Anti-Money Laundering Laws or Anti-Corruption Laws, in each case as from time to time reasonably requested by Administrative Agent or any Lender; (e) Additional Information. Promptly, such additional information regarding the business, financial or corporate affairs of any Loan Party or any Subsidiary thereof or compliance with the

107 213264226_7 terms of the Loan Documents, as Administrative Agent or any Lending Party may from time to time reasonably request; and (f) Accounting Policies and Financial Reporting Practices. Promptly upon the occurrence thereof, notice of any material change in Borrower’s or any of its Consolidated Subsidiaries’ accounting policies or financial reporting practices, except changes required by GAAP. Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(a) or (f) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, will be deemed to have been delivered on the date (i) on which Borrower posts such documents, or provides a link thereto on Borrower’s website on the Internet at the website address listed on Schedule 10.02; (ii) on which such documents are posted on Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and Administrative Agent have access (whether a commercial, third-party website or whether sponsored by Administrative Agent); or (iii) on which such documents are posted to EDGAR; provided that Borrower will deliver paper copies of such documents to Administrative Agent upon its request to Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by Administrative Agent. Administrative Agent will have no obligation to request the delivery of or to maintain paper copies of the documents referred to above. Section 6.03 Notices. Promptly, and in no event more than five (5) Business Days after any Responsible Officer or any other senior executive officer of any Loan Party becomes aware thereof, notify Administrative Agent (which will promptly make such information available to the Lending Parties in accordance with its customary practice): (a) Defaults and Events of Default. The occurrence of any Default or Event of Default; (b) Litigation. To the extent permitted by applicable Law, the (i) institution of any investigation, litigation, alternative dispute proceeding (including any Insolvency Proceeding) or other similar suit or proceeding (a “Proceeding”) (or written threat to institute any of the foregoing) by any Person, including any Governmental Authority, (A) with respect to which there is a reasonable likelihood of a finding adverse to a Loan Party, which adverse finding, if made, could reasonably be expected to have or result in a Material Adverse Effect, or (B) which seeks in any manner to invalidate any Loan Document or any provision thereof or to otherwise enjoin the performance of any Loan Document or any provision thereof, and (ii) of any material development in any Proceeding described in the foregoing clause (i) (it being understood that the Loan Parties may withhold or redact any information that is subject to an attorney- client, attorney work product or similar privilege; provided that the Borrower shall notify the Administrative Agent in writing as to what is not being made available and shall use commercially reasonable efforts to provide such information via redaction and to obtain necessary waivers to provide such information unless doing so is prohibited by applicable law or doing so would result in a waiver of such privilege or cause such material not to constitute attorney work product); (c) ERISA Events. The occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of any Loan Party in an aggregate amount exceeding the Threshold Amount; (d) Swap Contracts. Upon request from time to time of Administrative Agent, the Swap Termination Values, together with a description of the method by which such values were determined, relating to any then-outstanding Swap Contracts to which any Loan Party is a party;

108 213264226_7 (e) Labor Controversies. Any labor controversy resulting in or threatening to result in any strike, work stoppage, boycott, shutdown or other labor disruption against or involving Borrower or any Subsidiary thereof, in each case which could reasonably be expected to have or result in a Material Adverse Effect; and (f) Governmental Matters. Any notice of any violation received by any Loan Party or any Subsidiary thereof from any Governmental Authority, including any notice of violation of Environmental Laws, which in any such case could reasonably be expected to have or result in a Material Adverse Effect, except to the extent that such Loan Party is not permitted to disclose such notice or correspondence by applicable Law or the request of the Governmental Authority. Each notice pursuant to this Section 6.03 will be accompanied by a statement of a Responsible Officer of Borrower setting forth details of the occurrence referred to therein and stating what action, if any, Borrower (or the other applicable Person) has taken or proposes to take with respect thereto. Section 6.04 Preservation of Existence and Entitlements. (a) Preserve, renew and maintain in full force and effect its respective legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or Section 7.05, except to the extent the failure to do so could not reasonably be expected to have or result in a Material Adverse Effect; (b) Take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its respective businesses, except to the extent that the failure to do so could not reasonably be expected to have or result in a Material Adverse Effect; and (c) Preserve or renew all of their respective registered copyrights, patents, trademarks, trade names and service marks and other intellectual property, the non-preservation of which could reasonably be expected to have or result in a Material Adverse Effect. Section 6.05 Maintenance of Properties. Maintain, preserve and protect (or replace in the ordinary course of business) all of their respective material properties and equipment necessary to the operation of its respective businesses in good working order and condition, ordinary wear and tear excepted, and make all necessary repairs thereto and renewals and replacements thereof, in each case except where the failure to do so could not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect. Section 6.06 Maintenance of Insurance. Maintain or cause to be maintained, with financially sound and reputable insurers, such commercial general liability insurance, including coverage for third party bodily injury and property damage, business interruption insurance, all-risk commercial property insurance and other casualty insurance with respect to bodily injury and liabilities, losses or damage in respect of the assets, properties and businesses of the Loan Parties and their Subsidiaries as may customarily be carried or maintained under similar circumstances by companies of similar size engaged in similar businesses and owning similar properties, in each case in such amounts with such deductibles, covering such risks and otherwise on such terms and conditions as will be customary for companies similarly situated in the industry, subject to commercially reasonable and prudent adjustments made by Borrower and its Subsidiaries; provided that Borrower and its Subsidiaries may self-insure against such risks, in accordance with sound business, accounting and actuarial practice, in such amounts as is usually self-insured by companies engaged in similar businesses and owning similar properties in the same general areas in which Borrower or such Subsidiary operates.

109 213264226_7 Section 6.07 Compliance with Laws. Comply in all material respects with the requirements of all applicable Laws and all orders, writs, injunctions and decrees applicable to them or to their respective assets, properties or businesses, and will use and operate all of its facilities and properties in compliance with all applicable Laws, including Environmental Laws, and keep all permits, approvals, certificates and other authorizations of Governmental Authorities as is required by applicable Law, including Environmental Laws, in effect and remain in compliance therewith, except, in each case, where the failure to comply therewith could not reasonably be expected to have or result in a Material Adverse Effect. Section 6.08 Books and Records. Maintain proper books of record and account, in which full, true and correct (in all material respects) entries in conformity with GAAP consistently applied are made of all financial transactions and matters involving its respective properties and businesses. Section 6.09 Inspection Rights. Permit any representatives designated by Administrative Agent or any Lender, upon at least seven (7) Business Days’ prior notice (provided that if an Event of Default has occurred and is continuing, no such prior notice shall be required), to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested; provided that, excluding any such visits and inspections during the continuation of an Event of Default, Administrative Agent shall not exercise such rights more often than one (1) time during any calendar year at Borrower’s expense. Section 6.10 Covenant to Guarantee Obligations. Upon the formation or acquisition by any Loan Party of any new direct or indirect Domestic Subsidiary that constitutes a Material Subsidiary (other than any Domestic Subsidiary which is a FSHCO), or upon any Domestic Subsidiary becoming a Material Subsidiary (other than a FSHCO) as determined based on the most recent audited Consolidated financial statements or unaudited Consolidated financial statements, as the case may be, of Borrower and its Subsidiaries delivered to Administrative Agent and the Lenders pursuant to Sections 6.01(a) or (b), then Borrower will, in each case, at Borrower’s expense promptly (and in any event within twenty (20) Business Days or such later date as agreed by Administrative Agent) after such formation or acquisition or the delivery of such Consolidated financial statements, (a) cause such Person to duly execute and deliver to Administrative Agent a Joinder Agreement in substantially the form attached to this Agreement as Exhibit C, satisfactory to Administrative Agent in its Reasonable Discretion, pursuant to which such Person is joined to this Agreement and becomes a Guarantor hereunder for all purposes of this Agreement, including Section 10.15, and the other Loan Documents, guaranteeing the other Loan Parties’ Obligations under the Loan Documents; (b) cause such Person to execute and deliver to Administrative Agent such other agreements, documents, instruments and certificates required by applicable Law or deemed necessary or advisable by Administrative Agent in its Reasonable Discretion to give effect to such Guaranty as if such Person were an initial party to this Agreement, including for purposes of Section 10.15; and (c) deliver to Administrative Agent a certificate, executed by a Responsible Officer of such Person, with the applicable certified attachments, as described in Section 4.01(a)(iii) and, if reasonably requested by Administrative Agent, a favorable opinion letter of counsel to such Person. Section 6.11 Payment of Obligations. Pay and discharge as the same will become due and payable, (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets the failure of which to pay could reasonably be expected to have or result in a Material Adverse Effect, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by such Person; (b) all lawful claims which, if unpaid, would by law become a Lien upon its property (other than a Permitted Lien), except as could not reasonably be expected to have or result in a Material Adverse Effect; and (c) all Indebtedness, as and when due and payable (but subject to any subordination provisions contained in any instrument or

110 213264226_7 agreement evidencing such Indebtedness), except as could not reasonably be expected to have or result in a Material Adverse Effect. Section 6.12 Further Assurances. In addition to the obligations and documents which this Agreement expressly requires that any Loan Party or any Subsidiary thereof execute, acknowledge, deliver and perform, each Loan Party will, and will cause each of its Subsidiaries to, execute and acknowledge (or cause to be executed and acknowledged) and deliver to Administrative Agent all documents, and take all actions, that may be reasonably requested by Administrative Agent or the Lending Parties from time to time hereunder to confirm the rights created or now or hereafter intended to be created under the Loan Documents, or otherwise to carry out the purposes of the Loan Documents and the transactions contemplated hereunder and thereunder. Section 6.13 Compliance with Anti-Corruption Laws, Beneficial Ownership Regulation, Anti-Money Laundering Laws and Sanctions. (a) Maintain in effect and enforce policies and procedures reasonably designed to promote compliance by Borrower, its Subsidiaries and their respective directors, officers, employees and agents with all Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions, (b) notify Administrative Agent and each Lender that previously received a Beneficial Ownership Certification (or a certification that Borrower qualifies for an express exclusion to the “legal entity customer” definition under the Beneficial Ownership Regulation) of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein (or, if applicable, Borrower ceasing to fall within an express exclusion to the definition of “legal entity customer” under the Beneficial Ownership Regulation) and (c) promptly upon the reasonable request of Administrative Agent or any Lender, provide Administrative Agent or directly to such Lender, as the case may be, any information or documentation requested by it for purposes of complying with the Beneficial Ownership Regulation. ARTICLE VII NEGATIVE COVENANTS Each Loan Party hereby covenants that, until the Obligations have been paid in full and each of the Revolving Credit Commitments hereunder have terminated, it will not, and will not permit any of its Subsidiaries, directly or indirectly, to: Section 7.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than any of the following (collectively, “Permitted Liens”): (a) Liens existing on the Closing Date and listed on Schedule 7.01 (as such Schedule may be updated pursuant to Section 6.02(b)) and any modifications, renewals, extensions, refinancings or replacements thereof upon or in the same property; provided that, the outstanding principal amount secured or benefited thereby is not increased except by an amount equal to the amount paid (including any premium), and fees, charges and expenses incurred, in connection with such modification, renewal, extension, refinancing or replacement and by an amount equal to any existing commitments unutilized thereunder; (b) Liens for tax liabilities, fees, assessments and other governmental charges or levies not yet delinquent or remaining payable without penalty or to the extent that non-payment thereof is permitted by Section 6.11; (c) landlord’s, grower’s, supplier’s, producer’s, carrier’s, warehouseman’s, mechanic’s, materialman’s, repairman’s, construction contractors’ and suppliers’, or other like Liens

111 213264226_7 (whether arising by operation of law, contract, pursuant to customary reservations or retentions of title, or otherwise) arising in the ordinary course of business that are not yet delinquent, or that are being contested in good faith and by appropriate proceedings timely instituted and diligently conducted, if adequate reserves with respect thereto, if any, in accordance with GAAP are set aside on the financial statements of the applicable Person; (d) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security, old-age pensions and employee health and disability benefits, other than any Lien imposed by ERISA or applicable Environmental Law; (e) deposits to secure the performance of bids, trade and governmental contracts or leases (other than Indebtedness for borrowed money), statutory obligations, surety, stay, and customs bonds (other than, in each case, bonds related to judgments or litigation), performance bonds and other obligations of a like nature, in each case incurred in the ordinary course of business; (f) zoning, building and other land use restrictions, easements or reservations, encroachments, protrusions, rights of others for rights-of-way, utilities, sewers, electric lines, telegraph, telephone and fiber lines, and other similar purposes, covenants, survey exceptions, restrictions and other similar encumbrances, and minor title defects affecting real property, incurred in the ordinary course of business and that, in the aggregate, do not in any case materially detract from the value of the real property subject thereto or interfere with the ordinary conduct of the businesses of such Person; (g) Liens securing Indebtedness permitted under Section 7.03(g); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, (ii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing, repair, replacement and/or improving such property, and (iii) such security interests and the Indebtedness secured thereby are incurred and attach prior to or within two hundred seventy (270) days after such acquisition or the completion of such construction, repair, replacement or improvement; (h) rights of a (sub)licensor or (sub)lessor under any lease, license, sublease, or sublicense agreement for the use of intellectual property or other intangible assets as to which any Loan Party or any of its Subsidiaries is the (sub)licensee or (sub)lessee; (i) rights of a (sub)licensee under any license agreement for the use of intellectual property or other intangible assets of any Loan Party or any of its Subsidiaries which do not interfere in any material respect with the business of the Borrower and its Subsidiaries or materially detract from the value of the relevant assets of the Borrower and its Subsidiaries; (j) (sub)leases granted to others in the ordinary course of business not interfering, alone or in the aggregate, with the conduct of the business of Borrower and its Subsidiaries taken as a whole; (k) interests or title of a (sub)lessor under an operating lease; (l) Liens securing a judgment for the payment of money not constituting an Event of Default under Section 8.01(h) or securing an appeal or other surety bond related to any such judgment; (m) Liens arising by virtue of any contractual, statutory or common law provision relating to banker’s liens, rights of set-off or similar rights and remedies as to deposit or security accounts or other funds maintained with a creditor depository institution; provided that such deposit account is not a dedicated cash collateral account in favor of such depository institution and is not otherwise intended to

112 213264226_7 provide collateral security (other than for customary account commissions, fees and reimbursable expenses relating solely to such deposit account, and for returned items); (n) Liens existing on any property or assets of a Person prior to the Acquisition thereof by any Loan Party or any Subsidiary thereof or existing on any property or asset of any Person that thereafter becomes a Subsidiary of Borrower after the Closing Date; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary of Borrower, as the case may be; (ii) such Liens do not encumber any property other than property encumbered at the time of such acquisition or such Person becoming a Subsidiary and the proceeds and products thereof and are not all asset Liens; and (iii) such Lien will secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary of Borrower, as the case may be, and modifications, extensions, renewals, refinancings and replacements thereof upon or in the same property; provided that (A) the outstanding principal amount secured or benefited thereby is not increased except by an amount equal to the amount paid (including any premium), and fees and expenses incurred, in connection with such modification, renewal, extension, refinancing or replacement and by an amount equal to any existing commitments unutilized thereunder and (B) the Indebtedness secured or benefited thereby (including any such modification, extension, renewal, refinancing or replacement) is permitted by Sections 7.03(f) or (g); (o) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by any Loan Party or any Subsidiary thereof in the ordinary course of business; (p) Liens deemed to exist in connection with repurchase agreements permitted under the definition of “Cash Equivalents”; (q) real estate security deposits with respect to leaseholds in the ordinary course of business; (r) Liens on any property or asset of Foreign Subsidiaries to secure Indebtedness permitted pursuant to Section 7.03(b), provided that such Lien shall not apply to any property or asset of any Loan Party; (s) interests of any collection agency in accounts receivable assigned to it by Borrower or any Subsidiary in the ordinary course of business for the purpose of facilitating the collection of such accounts receivable; (t) Liens in favor of customs and revenues authorities which secure payment of customs duties in connection with the importation of goods in the ordinary course of business; (u) reservations by vendors of security interests in the ordinary course of business pursuant to Section 2-401(1) of the Uniform Commercial Code as in effect in the applicable jurisdiction; (v) Permitted Encumbrances; (w) Liens on cash of the Borrower and/or its Subsidiaries on deposit with any Cash Pooling Bank securing Cash Pooling Obligations and/or Cash Pooling Guaranty Obligations owed to such Cash Pooling Bank;

113 213264226_7 (x) (i) customary rights in joint venture agreements and agreements with respect to non-wholly owned Subsidiaries and (ii) customary Liens on the capital stock of any Joint Venture pursuant to the governing documentation thereof; (y) Liens related to any deposit for a Permitted Acquisition or other permitted Investment; (z) (i) pledges and deposits made in the ordinary course of business to secure liability to insurance carriers or (ii) Liens on insurance policies and proceeds thereof to secure insurance premium financings; (aa) Liens not otherwise permitted under this Section 7.01, provided that the obligations secured by such other Liens will not, in the aggregate, as determined as of any date, exceed the greater of (i) $105,000,000 and (ii) an amount equal to 3.5% of Consolidated Total Assets, as determined as of the date of the incurrence or assumption of such Lien and calculated on a pro forma basis based on the most recent Consolidated financial statements of Borrower that have been filed with the SEC or delivered to Administrative Agent with the Closing Date or pursuant to Section 6.01(a) or (b), as the case may be, but after giving effect to such Lien and all Indebtedness to be incurred therewith and to other customary and appropriate pro forma adjustment events as provided by Section 1.02(i) occurring but prior to or substantially concurrently with the incurrence or assumption of such Lien; (bb) Liens securing cash deposits for bilateral letter of credit obligations permitted under Section 7.03(n); (cc) Liens arising under the Loan Documents; and (dd) Liens arising on the applicable property subject to a sale and leaseback transaction permitted by Section 7.06. Section 7.02 Investments. Except as may be permitted by Section 7.04, make any Acquisition or make, purchase or acquire any Investment, except for: (a) Investments in Cash Equivalents; (b) Investments to the extent constituting Permitted Acquisitions; (c) Guaranties constituting Indebtedness to the extent permitted by Section 7.03(d); (d) Investments by Borrower in its Subsidiaries and Investments by any Subsidiary of Borrower in any other Subsidiary or in Borrower directly (collectively, “Intercompany Investments”), provided, however, that if the Consolidated Net Leverage Ratio, as determined as of the date of such Investment and calculated on a pro forma basis for the Test Period ending as of the last day of the most recent Fiscal Period of Borrower for which the Consolidated financial statements of Borrower have been filed with the SEC or delivered to Administrative Agent with the Closing Date or pursuant to Section 6.01(a) or (b), as the case may be, but after giving effect to such Investment and all Indebtedness to be incurred therewith, is equal to or greater than 2.50:1.00, then the aggregate amount of such Investment together with all other Intercompany Investments as are thereafter made by Borrower and its Subsidiaries (other than Investments otherwise permitted under this Section 7.02) will not exceed the greater of (i) $260,000,000 and (ii) an amount equal to 10.0% of Consolidated Total Assets, as determined as of the date of such Investment and calculated on a pro forma basis based on the most recent Consolidated financial statements of Borrower that have been filed with the SEC or delivered to Administrative Agent with the

114 213264226_7 Closing Date or pursuant to Section 6.01(a) or (b), as the case may be, but after giving effect to such Investment and to other customary and appropriate pro forma adjustment events as provided by Section 1.02(i) occurring but prior to or substantially concurrently with such Investment; provided, further, however, that in the event that the Consolidated Net Leverage Ratio, as determined as of the last day of each of any two consecutive Fiscal Periods for which the Consolidated financial statements of Borrower have been filed with the SEC or delivered to Administrative Agent with the Closing Date or pursuant to Section 6.01(a) or (b), as the case may be, for the Test Period ending on each such Fiscal Period-end is less than 2.50:1.00, then the cumulative amount of Intercompany Investments made prior to the last day of such most recent Fiscal Period will be deemed to be $-0- solely for purpose of re-setting the basket contemplated by this Section 7.02(d); (e) Investments in the form of loans and advances to employees of Borrower and its Subsidiaries not to exceed an aggregate principal amount of $5,000,000 at any time outstanding; (f) Swap Contracts to the extent permitted by Section 7.03(e); (g) Investments existing on the Closing Date and set forth on Schedule 7.02 (as such Schedule may be updated pursuant to Section 6.02(b) or (c)), including any modifications, extensions, renewals, reinvestments and replacements thereof that do not increase the amount thereof; (h) Investments arising from transactions by Borrower or any of its Subsidiaries with customers or suppliers in the ordinary course of business, including Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers and suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment; (i) Investments constituting capital expenditures to the extent otherwise permitted hereby; (j) (i) Investments constituting extensions of trade credit (including in the form of accounts receivable) in the ordinary course of business or (ii) Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss; (k) Investments constituting prepaid expenses, negotiable instruments held for collection and lease, utility and workers’ compensation, performance and other similar deposits provided to third parties, in each case, in the ordinary course of business; (l) loans to employees or directors of Borrower or any of its Subsidiaries for the purpose of purchasing the Equity Interests of Borrower, provided that each such loan and purchase transaction has a cash neutral effect on Borrower and its Consolidated Subsidiaries; (m) transactions set forth in Schedule 7.07 (as such Schedule may be updated pursuant to Section 6.02(b)); (n) transactions contemplated in clauses (A) and (B) of the first paragraph of the definition of “Permitted Acquisitions” set forth in Section 1.01; (o) transactions contemplated by Section 7.04(a), Section 7.04(e) or Section 7.06;

115 213264226_7 (p) existing Investments of any Person that becomes a Subsidiary on or after the Closing Date in connection with a Permitted Acquisition or other Acquisition permitted by Section 7.02; provided that such Investments are not made in anticipation or contemplation of such acquisition or such Person becoming a Subsidiary; (q) Investments among the Borrower and/or its Subsidiaries in connection with Cash Pooling Arrangements, including intercompany Indebtedness, arising under or pursuant to any Cash Pooling Arrangements; (r) Investments not otherwise permitted under this Section 7.02, provided that Borrower shall be in compliance with each of the financial covenants set forth in Section 7.14 as determined as of the date of the making of such Investment and calculated on a pro forma basis for the trailing four consecutive Fiscal Periods ending as of the last day of the most recent Fiscal Period of Borrower for which the Consolidated financial statements of Borrower have been filed with the SEC or delivered to Administrative Agent with the Closing Date or pursuant to Section 6.01(a) or (b), as the case may be, but after giving effect to such Investment and to other customary and appropriate pro forma adjustment events as provided by Section 1.02(i) occurring but prior to or substantially concurrently with the making of such Investment; and (s) Investments in deposits permitted under Section 7.01(y) and Section 7.01(z). Section 7.03 Indebtedness. Create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except: (a) Indebtedness under this Agreement and the other Loan Documents; (b) Indebtedness of a Foreign Subsidiary secured only by the assets of any one or more Foreign Subsidiaries, and non-recourse to any Loan Party, in an aggregate principal amount not exceeding the greater of (i) $90,000,000 and (ii) an amount equal to 3.0% of Consolidated Total Assets at any time outstanding, as determined as of the date of the incurrence or assumption of such Indebtedness and calculated on a pro forma basis based on the most recent Consolidated financial statements of Borrower that have been filed with the SEC or delivered to Administrative Agent with the Closing Date or pursuant to Section 6.01(a) or (b), as the case may be, but after giving effect to such Indebtedness and to other customary and appropriate pro forma adjustment events as provided by Section 1.02(i) occurring but prior to or substantially concurrently with the incurrence of such Indebtedness; (c) Indebtedness outstanding on the Closing Date (including Indebtedness extended after the Closing Date pursuant to committed or uncommitted credit facilities from third parties outstanding on the Closing Date), in each case listed on Schedule 7.03 (as such Schedule may be updated pursuant to Section 6.02(b)) and any modifications, refinancings, refundings, renewals or extensions thereof; provided that the amount of such Indebtedness is not increased at the time of such modification, refinancing, refunding, renewal or extension except by an amount equal to the amount paid (including any premium), and fees and expenses incurred, in connection with such modification, refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder; (d) Guarantees provided by any Loan Party in respect and to the extent of Indebtedness otherwise permitted by this Section 7.03; (e) Indebtedness in the form of any Swap Contracts entered into by any Loan Party in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes

116 213264226_7 in the value of securities issued by such Person, and not for purposes of speculation or taking a “market view”; (f) existing Indebtedness of (i) any Person or assets of any Person, in each case, that becomes a Subsidiary of Borrower after the Closing Date in connection with a Permitted Acquisition or that is part of another Acquisition permitted by Section 7.02 or (ii) attaching to assets that are acquired by Borrower or a Subsidiary of Borrower, in each case of clauses (i) and (ii), provided that such Indebtedness is not created in contemplation of or in connection with such Acquisition or such Person becoming a Subsidiary, as the case may be and provided further that the aggregate principal amount of all such Indebtedness permitted by this Section 7.03(f), including any modifications, extensions, renewals, refinancings and replacements thereof that do not increase the outstanding principal amount thereof (except by an amount equal to the amount paid (including any premium), and fees and expenses incurred, in connection with such modification, extension, renewal, refinancing or replacement and by an amount equal to any existing commitments unutilized thereunder), will not exceed the greater of (i) $120,000,000 and (ii) 4.0% of Consolidated Total Assets at any time outstanding, as determined as of the date of the incurrence or assumption of such Indebtedness and calculated on a pro forma basis based on the most recent Consolidated financial statements of Borrower that have been filed with the SEC or delivered to Administrative Agent pursuant to Section 6.01(a) or (b), as the case may be, but after giving effect to such Indebtedness and to other customary and appropriate pro forma adjustment events as provided by Section 1.02(i) occurring but prior to or substantially concurrently with the incurrence of such Indebtedness; (g) Indebtedness (including Finance Leases, Synthetic Lease Obligations, mortgage financings, construction-in-process financings secured by real estate and purchase money obligations) incurred to finance the acquisition, construction, repair, replacement or improvement of goods or other fixed or capital assets (whether initially incurred by Borrower or any of its Subsidiaries or assumed by Borrower or any of its Subsidiaries in connection with an acquisition of such goods or other fixed or capital assets), provided that if all or any portion of such Indebtedness is secured, the Liens securing such Indebtedness will be subject the limitations set forth in clauses (i), (ii) and (iii) of Section 7.01(g), and provided, further, that the aggregate principal amount of all such Indebtedness permitted by this Section 7.03(g), including any modifications, extensions, renewals, refinancings and replacements thereof that do not increase the outstanding principal amount thereof (except by an amount equal to the amount paid (including any premium), and fees and expenses incurred, in connection with such modification, extension, renewal, refinancing or replacement and by an amount equal to any existing commitments unutilized thereunder), will not exceed the greater of (i) $180,000,000 and (ii) 6.0% of Consolidated Total Assets at any time outstanding, as determined as of the date of the incurrence or assumption of such Indebtedness and calculated on a pro forma basis based on the most recent Consolidated financial statements of Borrower that have been filed with the SEC or delivered to Administrative Agent with the Closing Date or pursuant to Section 6.01(a) or (b), as the case may be, but after giving effect to such Indebtedness and to other customary and appropriate pro forma adjustment events as provided by Section 1.02(i) occurring but prior to or substantially concurrently with the incurrence of such Indebtedness; (h) Indebtedness constituting endorsements for collection or deposit in the ordinary course of business; (i) Indebtedness constituting Investments permitted under Section 7.02(d) to the extent constituting a loan among Loan Parties and/or any of their Subsidiaries, provided that (i) such Indebtedness is unsecured and (ii) ranks pari passu or junior in right of payment, enforcement and collection to the Obligations, provided, however, that if the Consolidated Net Leverage Ratio, as determined as of the date of incurrence of such Indebtedness and calculated on a pro forma basis for the trailing four consecutive Fiscal Periods ending as of the last day of the most recent Fiscal Period of Borrower for which the Consolidated financial statements of Borrower have been filed with the SEC or delivered to Administrative

117 213264226_7 Agent with the Closing Date or pursuant to Section 6.01(a) or (b), as the case may be, but after giving effect to the incurrence of such Indebtedness, is equal to or greater than 2.50:1.00, such Indebtedness is subordinated in right of payment, enforcement and collection to the Obligations pursuant to a subordination agreement in form and substance satisfactory to Administrative Agent in its Reasonable Discretion (which may be in the form of an intercompany promissory note with self-executing subordination provisions in the form of the Subordination Provisions or otherwise satisfactory to Administrative Agent in its Reasonable Discretion); (j) Indebtedness arising from any judgment, order, decree or award not constituting an Event of Default under Section 8.01(h); (k) Deferred Purchase Price Obligations incurred in connection with Permitted Acquisitions, provided that such Deferred Purchase Price Obligations are (i) unsecured and (ii) rank pari passu (subject to an aggregate maximum basket of $150,000,000 for all pari passu ranking Deferred Purchase Price Obligations outstanding at any time) or junior in right of payment, enforcement and collection to the Obligations (with such junior status to be confirmed pursuant to a subordination agreement in form and substance satisfactory to Administrative Agent in its Reasonable Discretion (which may be in the form of an agreement or promissory note with self-executing subordination provisions in the form of the Subordination Provisions or otherwise satisfactory to Administrative Agent)); (l) Subordinated Debt; (m) Cash Pooling Obligations and Cash Pooling Guaranty Obligations; (n) Indebtedness not to exceed $50,000,000 under bilateral letter of credit facilities; (o) Indebtedness arising under any performance, bid, appeal or surety bond or under any performance or completion guarantee or similar obligations entered into in the ordinary course of business; (p) Indebtedness consisting of (i) the financing of insurance premiums or (ii) take-or- pay obligations contained in supply arrangements, in each case, in the ordinary course of business; (q) Indebtedness of Borrower or any other Loan Party not otherwise permitted under this Section 7.03, provided that such additional Indebtedness is (i) unsecured, (ii) ranks pari passu or junior in right of payment to the Obligations under this Agreement and the other Loan Documents and (iii) Borrower shall be in compliance with each of the financial covenants set forth in Section 7.14 as determined as of the date of the incurrence of such Indebtedness and calculated on a pro forma basis for the trailing four consecutive Fiscal Periods ending as of the last day of the most recent Fiscal Period of Borrower for which the Consolidated financial statements of Borrower have been filed with the SEC or delivered to Administrative Agent with the Closing Date or pursuant to Section 6.01(a) or (b), as the case may be, but after giving effect to such Indebtedness and to other customary and appropriate pro forma adjustment events as provided by Section 1.02(i) occurring but prior to or substantially concurrently with the incurrence of such Indebtedness; (r) Indebtedness of any Subsidiary (other than Indebtedness of, or Guaranteed by, a Loan Party) and not otherwise permitted under this Section 7.03, in an aggregate principal amount outstanding at any time (for all such Subsidiaries) not to exceed the greater of (i) $150,000,000 and (ii) an amount equal to 5.0% of Consolidated Total Assets, as determined as of the date of incurrence of such Indebtedness and calculated on a pro forma basis based on the most recent Consolidated financial statements of Borrower have been filed with the SEC or delivered to Administrative Agent with the Closing

118 213264226_7 Date or pursuant to Section 6.01(a) or (b), as the case may be, but after giving effect to the full principal amount of Indebtedness and to other customary and appropriate pro forma adjustment events as provided by Section 1.02(i) occurring but prior to or substantially concurrently with the incurrence of such Indebtedness; and (s) Indebtedness arising from transactions permitted under Section 7.06. Section 7.04 Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Event of Default has occurred and is continuing or would result therefrom: (a) any Subsidiary may merge or consolidate with (i) Borrower (provided that Borrower is the continuing or surviving Person) or (ii) any one or more other Subsidiaries (provided that when (A) any Loan Party is merging or consolidating with a Subsidiary that is not a Loan Party, such Loan Party will be the continuing or surviving Loan Party, (B) any wholly owned Subsidiary that is not a Loan Party is merging or consolidating with a Subsidiary that also is not a Loan Party, such wholly owned Subsidiary is the continuing or surviving Person), and (C) any such merger or consolidation involving a Subsidiary that is not wholly owned immediately prior to such merger or consolidation is otherwise an Investment permitted under Section 7.02); (b) any Loan Party (other than Borrower) may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to Borrower or to another Loan Party; (c) any Subsidiary of Borrower may Dispose of all or substantially all its assets, and Borrower or any of its Subsidiaries may Dispose of all or a Controlling interest in the Equity Interests of any of such Person’s Subsidiaries, in each case for not less than fair market value as determined in good faith by the Board of Directors of Borrower, provided that the all-in consideration (i) for all such transactions consummated after Closing Date does not exceed, in the aggregate, the greater of (x) $195,000,000 and (y) an amount equal to 6.5% of Consolidated Total Assets, and (ii) for any such single transactions (or series of related transactions) after the Closing Date does not exceed the greater of (x) $82,500,000 and (y) an amount equal to 2.75% of Consolidated Total Assets, in each case, as determined as of the date of such Disposition and calculated on a pro forma basis based on the most recent Consolidated financial statements of Borrower that have been filed with the SEC or delivered to Administrative Agent with the Closing Date or pursuant to Section 6.01(a) or (b), as the case may be, but after giving effect to such Disposition and to other customary and appropriate pro forma adjustment events as provided by Section 1.02(i) occurring but prior to or substantially concurrently with such Disposition; (d) Borrower may contribute Equity Interests of a Subsidiary that is directly owned by Borrower to a wholly owned Subsidiary of Borrower; (e) in connection with any Permitted Acquisition, (i) Borrower may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it, provided that Borrower will be the surviving Person of such merger or consolidation, and (ii) any Subsidiary of Borrower may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it, provided that, subject to the preceding clause (i), (1) the Person surviving such merger or consolidation will be a direct or indirect wholly owned Subsidiary of Borrower and (2) in the case of any such merger or consolidation to which any Loan Party (other than Borrower) is a party, such Loan Party is the surviving Person;

119 213264226_7 (f) the liquidation or dissolution of any Subsidiary if the Board of Directors of Borrower determines in good faith that such liquidation or dissolution is in the best interest of Borrower, provided that, in the case of any Subsidiary that is a Loan Party, (i) Borrower provides written notice to Administrative Agent prior to the effectiveness of such liquidation or dissolution and (ii) all assets and property of such Subsidiary are transferred to another Loan Party; (g) Dispositions of non-core assets, including Equity Interests, (i) acquired in connection with any Investment permitted hereunder or (ii) made to obtain the approval of any applicable antitrust or other regulatory authority in connection with any Investment permitted hereunder; and (h) any Restricted Payment permitted by Section 7.05. Section 7.05 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that: (a) each Subsidiary of Borrower may make Restricted Payments to Borrower and to wholly-owned Subsidiaries of Borrower (and, in the case of a Restricted Payment by a non-wholly-owned Subsidiary, to Borrower and any Subsidiary of Borrower and to each other owner of Equity Interests of such Subsidiary on a pro rata basis based on their relative ownership interests); (b) each Loan Party and each of its respective Subsidiaries may (i) declare and make dividend payments or other distributions payable solely in common Equity Interests of such Person or (ii) redeem in whole or in part any of its capital stock for another class of capital stock or rights to acquire its capital stock or with proceeds from substantially concurrent equity contributions or issuances of new capital stock; (c) Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management, consultants or employees of Borrower and its Subsidiaries; and (d) without limitation of Section 7.05(c), so long as no Event of Default has occurred and is continuing prior to or immediately following such action or otherwise results from such action, Borrower may declare and pay Restricted Payments, provided that, with respect to and for any such proposed Restricted Payment, Borrower shall be in compliance with each of the financial covenants set forth in Section 7.14 as determined as of the effective date of such Restricted Payment and calculated on a pro forma basis for the trailing four consecutive Fiscal Periods ending as of the last day of the most recent Fiscal Period of Borrower for which the Consolidated financial statements of Borrower have been filed with the SEC or delivered to Administrative Agent with the Closing Date or pursuant to Section 6.01(a) or (b), as the case may be, but after giving effect to such Restricted Payment and to other customary and appropriate pro forma adjustment events as provided by Section 1.02(i) occurring but prior to or substantially concurrently with the effective date of such Restricted Payment. Section 7.06 Sale-Leaseback Transactions. Enter into any arrangement with any Person providing for the leasing, whether by an operating lease, a finance lease or a capital lease, by Borrower or any of its Subsidiaries of real or personal property which has been or is to be sold or transferred by Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of Borrower or such Subsidiary if and to the extent the aggregate consideration received by Borrower and its Subsidiaries in connection with all such transactions since the Closing Date exceeds $100,000,000; provided that the foregoing restriction will not apply to transitional leases, licenses to use or other similar rental arrangements whose term, including all renewal options, does not exceed an aggregate of one year following the initial date of sale or transfer.

120 213264226_7 Section 7.07 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of any Loan Party, irrespective of whether in the ordinary course of business, other than on fair and reasonable terms, when taken as a whole, at least as favorable to Borrower and the other Loan Parties as would be obtainable by such Person at the time in a comparable arm’s-length transaction with a Person other than an Affiliate; provided that the foregoing restriction will not apply to (a) transactions between or among Borrower and its wholly owned Subsidiaries or between or among Borrower’s wholly owned Subsidiaries not involving any other Affiliate that is not a wholly owned Subsidiary, (b) Restricted Payments permitted under Section 7.05, (c) loans, guaranties and Investments permitted by Sections 7.02 or 7.03 (other than by reliance on this Section 7.07), (d) employment, compensation and severance arrangements (including equity incentive plans and employee benefit plans and arrangements), and health, disability, and similar insurance or benefit plans or supplemental executive retirement plans, in each case with their respective officers and employees in the ordinary course of business or as otherwise approved by the Board of Directors of the Borrower, (e) payment of fees and other compensation and reasonable out-of- pocket costs to, and indemnities for the benefit of future, current or former directors, officers, managers, consultants and employees of Borrower and its Subsidiaries in the ordinary course of business to the extent attributable to the ownership or operation of such Person, (f) the transactions described on Schedule 7.07 (as such Schedule may be updated pursuant to Section 6.02(b)) and (g) transactions that, individually or in the aggregate, are otherwise not material to Borrower or any other Loan Party or to the operation of its or their business. Section 7.08 Burdensome Agreements. Except for agreements described on Schedule 7.08 (as such Schedule may be updated pursuant to Section 6.02(b)), or otherwise as provided or permitted in this Agreement (whether referencing this Section 7.08 or not): (a) create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary of Borrower to pay dividends or make any other distributions on any of such Subsidiary’s Equity Interests owned by Borrower or any other Subsidiary; or (b) create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Loan Party or any of its Subsidiaries to (i) repay or prepay any Indebtedness owed by such Loan Party or Subsidiary to Borrower or any other Loan Party, (ii) make loans or advances to Borrower or any other Loan Party or (iii) transfer any of its property or assets to Borrower or any other Loan Party, in each case other than (A) customary non-assignment provisions of leases, subleases and sublicenses and similar agreements, (B) with respect to the specific property to be sold pursuant to an executed agreement in connection with a Disposition permitted under Section 7.04, or (C) with respect to the incurrence of Indebtedness permitted under Sections 7.03(c) and (g). For the avoidance of doubt, the preceding restrictions shall not apply to encumbrances or restrictions existing under or by reason of: (i) applicable law, rule, regulation or order; (ii) any instrument governing Indebtedness incurred pursuant to Section 7.03(f), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person or the properties or assets of the Person so acquired and was not created in contemplation of or in connection with such acquisition; (iii) the Loan Documents; (iv) Swap Contracts permitted pursuant to Section 7.03(e); provided that such restrictions are no more restrictive on the Borrower and its Subsidiaries than those set forth in this Agreement; (v) restrictions solely on the transfer of assets subject to any Lien permitted under this Agreement imposed by the holder of such Lien; (vi) restrictions imposed by any agreement to sell assets or Equity Interests permitted under this Agreement to any Person pending the closing of such sale; (vii) asset sale agreements and stock sale agreements entered into in connection with the entering into of such transaction, which limitation is applicable only to the assets that are the subject of those agreements; (viii) any agreement or other instrument relating to Equity Interests of any Person that is acquired by or merged,

121 213264226_7 consolidated or amalgamated with or into Borrower or any Subsidiary, or any other transaction entered into with any such Acquisition, merger, consolidation or amalgamation, so long as the encumbrance or restrictions in such agreement or instrument were not imposed in contemplation of such Person being so acquired; (ix) secured Indebtedness otherwise permitted to be incurred pursuant to Sections 7.01 and 7.03 to the extent limiting the right of the debtor to dispose of the assets securing such Indebtedness; (x) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business; (xi) Indebtedness or Disqualified Equity Interests of the Borrower or any Subsidiary that is incurred subsequent to the Closing Date pursuant to Section 7.03; provided that such restrictions, taken as a whole, are no more restrictive on the Borrower and its Subsidiaries than those set forth in this Agreement (as determined by Borrower in good faith); (xii) customary provisions in joint venture agreements and partnership agreements, limited liability company organizational governance documents and other similar agreements applicable solely to such joint ventures and non-wholly owned partnerships, limited liability companies and similar Persons and their subsidiaries; (xiii) customary provisions in leases, subleases, licenses, sublicenses and other similar agreements entered into in the ordinary course of business; provided that such restrictions are limited to the assets which are the subject of such lease or similar agreement; (xiv) deposits or pledges permitted under this Agreement; (xv) any document or instrument governing Indebtedness incurred pursuant to Section 7.03(g) (provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith; (xvi) any trading, netting, construction, service, supply, purchase, sale or other agreement to which Borrower or any Subsidiary is a party, entered into in the ordinary course of business, or (xvii) any encumbrances or restrictions of the type referred to in Section 7.08(a) and (b) imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (i) through (xvi) and the introductory paragraph of this Section 7.08; provided that such encumbrances and restrictions contained in any such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing are, in the good faith judgment of Borrower, not materially more restrictive, taken as a whole, than the encumbrances and restrictions prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing. Section 7.09 Use of Proceeds. (a) Use any portion of the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of Borrower or others incurred to purchase or carry Margin Stock, (iii) to extend credit to others for the purpose of purchasing or carrying any Margin Stock or (iv) for any other purpose in violation of any applicable law or regulation. Except as otherwise provided herein, the proceeds of the Credit Extensions shall be used (A) with respect to the Initial Term Loan funded on the Closing Date (1) to refinance certain Indebtedness of the Borrower and its Subsidiaries and (2) to finance the payment of premiums, fees and expenses incurred in connection with this Agreement and the other Transactions contemplated to occur on or about the Closing Date and (B) with respect to the Revolving Credit Loans and Swing Line loans, (1) to fund Permitted Acquisitions, other Investments and the payment in Cash of Restricted Payments, to the extent not otherwise prohibited by this Agreement and the other Loan Documents and (2) for ongoing working capital and general business needs of Borrower and its Subsidiaries, to the extent not otherwise prohibited by this Agreement and the other Loan Documents. (b) Request any Credit Extension, and Borrower shall not use, and shall ensure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Credit Extension, directly or indirectly, (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned

122 213264226_7 Country, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto. Section 7.10 Maintenance of Business. Engage to any material extent in any business other than businesses of the type conducted by Borrower and its Subsidiaries on the Closing Date and any Related Business, provided that Borrower and its Subsidiaries may discontinue or dispose of existing product lines or product groups, subject to the other restrictions of this Agreement. Section 7.11 Amendments of Organization Documents. Amend or modify the terms of Borrower’s or any other Loan Party’s Organizational Document in a manner materially adverse to the rights or interests of the Credit Parties. Section 7.12 Accounting Changes. Make any (a) material change in Borrower’s or any of its Consolidated Subsidiaries’ accounting policies or financial reporting practices, except as required or permitted by GAAP, or (b) change in Borrower’s or any of its Consolidated Subsidiaries’ Fiscal Year. Section 7.13 Prepayments and Modifications of Subordinated Debt. (a) Amend, modify, waive or supplement (or permit the amendment, modification, waiver or supplement of) any of the terms or provisions of any Subordinated Debt in any respect if such amendment, modification, waiver or supplement would affect any of the terms described in clauses (a) through (c) of the definition of “Subordinated Debt” set forth in Section 1.01, impair the ability of any Loan Party to pay or perform its obligations under this Agreement or the Loan Documents. (b) Cancel, forgive, make any prepayment on, or redeem or acquire for value (including by way of depositing with any trustee with respect thereto money or securities before due for the purpose of paying when due and at the maturity thereof) any Subordinated Debt, except: (i) refinancings, refundings, renewals, extensions or exchange of any Subordinated Debt permitted by Section 7.03 and by any subordination agreement applicable thereto; and (ii) the payment of interest, expenses and indemnities in respect of Subordinated Debt permitted by Section 7.03 (other than any such payments prohibited by the subordination provisions thereof); provided that the foregoing restrictions on the cancellation, forgiveness or making of prepayments on, or the redemption or acquisition for value (including by way of any deposit made with any trustee) of any Subordinated Debt, will not apply (A) to Deferred Purchase Price Obligations to the extent permitted by Section 7.03(k) and (B) to any such cancellation, forgiveness, prepayment, or redemption or acquisition for value if, at the time thereof, (1) no Default or Event of Default has occurred and is then continuing or would otherwise result therefrom and (2) the Consolidated Net Leverage Ratio, as separately determined as of the last day of each of the four consecutive Fiscal Periods of Borrower for which the Consolidated financial statements of Borrower have most recently been filed with the SEC or delivered to Administrative Agent with the Closing Date or pursuant to Section 6.01(a) or (b), as the case may be, in each case calculated for the trailing four consecutive Fiscal Periods ending as of the last day of such Fiscal Period, is 2.50:1.00 or less; provided, further, that if such cancellation, forgiveness, prepayment, redemption or acquisition for value is made in connection with a Limited Condition Transaction, the foregoing test shall be subject to Section 1.02(s).

123 213264226_7 Section 7.14 Financial Covenants. (a) Maximum Consolidated Net Leverage Ratio. Maintain a Consolidated Net Leverage Ratio, as determined as of the last day of each Fiscal Period, of not greater than 3.50:1.00; provided, however, that the foregoing maximum Consolidated Net Leverage Ratio covenant hurdle will be increased, at Borrower’s election, to 4.00:1.00 as of and for each of the four consecutive quarterly testing dates coinciding with the last day of each of the four consecutive Fiscal Periods ending on or after the date of consummation of a Permitted Acquisition as to which the Acquisition Consideration paid (or to be paid in the case of Deferred Purchase Price Obligations) by Borrower or any of its Subsidiaries is $100,000,000 or more. Following such fourth consecutive testing date, the maximum Consolidated Net Leverage Ratio covenant hurdle will be restored to 3.50:1.00. Borrower may not elect again to increase the maximum Consolidated Net Leverage Ratio covenant hurdle to 4.00:1.00, regardless of the date of consummation of any subsequent Permitted Acquisition, unless and until Borrower shall have complied with the restored maximum Consolidated Net Leverage Ratio covenant hurdle of 3.50:1.00 for the two testing periods coinciding with the last day of the two consecutive Fiscal Periods following such restoration. (b) Minimum Consolidated Interest Coverage Ratio. Maintain a Consolidated Interest Coverage Ratio, as determined as of the last day of each Fiscal Period, of not less than 2.50:1.00. Section 7.15 Limitations Regarding Outbound Investment Rules. (a) Be or become a “covered foreign person”, as that term is defined in the Outbound Investment Rules, or (b) engage, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if Borrower or applicable Subsidiary were a United States Person or (iii) any other activity that would cause the Administrative Agent or the Lenders to be in violation of the Outbound Investment Rules or cause the Administrative Agent or the Lenders to be legally prohibited by the Outbound Investment Rules from performing under this Agreement ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES Section 8.01 Events of Default. Each of the following will constitute an event of default hereunder (each, an “Event of Default”): (a) Non-Payment. Borrower fails to (i) pay when and as required to be paid herein, any amount of principal of any Loan or any Credit Obligation or deposit of funds as Cash Collateral in respect of Credit Obligations; or (ii) pay within three (3) Business Days after the same becomes due, any interest on any Loan or on any Credit Obligation,; or (iii) within five (5) Business Days after the same becomes due, any fee or other amount payable hereunder or under any other Loan Document; or (b) Specific Covenants. (i) Any Loan Party fails to perform or observe any term, covenant or agreement contained in any of Section 6.03, Section 6.04 (with respect to any Loan Party’s existence), or Section 6.10 or Article VII; or (ii) any Guarantor fails to perform or observe any term, covenant or agreement contained in its Guaranty (including any failure of any Guarantor to perform or observe any term, covenant or agreement contained in Section 10.15); or (iii) any Loan Party fails to perform or observe any term, covenant or agreement contained in any of Section 6.01 or Section 6.02 and such failure continues for five (5) Business Days; or (c) Representations and Warranties. (i) Any representation, warranty or certification made by any Loan Party in this Agreement or in any other Loan Document or in any certificate

124 213264226_7 delivered in connection with any Loan Document that is subject to materiality or a Material Adverse Effect qualification will be incorrect or misleading in any respect when made or deemed made or (ii) any representation, warranty or certification of fact made or deemed made by any Loan Party in this Agreement or in any other Loan Document or in any certificate delivered in connection with any Loan Document that is not subject to materiality or a Material Adverse Effect will be incorrect or misleading in any material respect when made or deemed made; or (d) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a), Section 8.01(b) or Section 8.01(c)) contained in this Agreement or in any other Loan Document on its part to be performed or observed and such failure continues for thirty (30) days after the earlier of (i) a Responsible Officer of any Loan Party having obtained knowledge thereof or (ii) written notice thereof shall have been delivered by Administrative Agent or any Lending Party to the Borrower; or (e) Cross-Default. (i) Any Loan Party or Subsidiary thereof (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise and after giving effect to any grace or cure period) in respect of any Indebtedness (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount; or (B) after giving effect to any applicable grace or cure period, fails to observe or perform any other agreement or condition relating to any such Indebtedness or contained in any document evidencing, securing or relating to any of the foregoing, or any other default or event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders), as the case may be, to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity (including the foreclosure or similar action on any Lien securing such Indebtedness); or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which Borrower or any of its Subsidiaries is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which any Loan Party or any Subsidiary thereof is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Loan Party or such Subsidiary as a result thereof is greater than the Threshold Amount; or (f) Insolvency; Voluntary Proceedings. Any Loan Party or any Material Subsidiary thereof (i) ceases or fails to be Solvent (for purposes of this Section 8.01(f), determined without regard to any intercompany payables), or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) except as permitted under Section 7.04, voluntarily liquidates, dissolves or ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing; or (g) Involuntary Proceedings. (i) Any involuntary Insolvency Proceeding is commenced or filed against any Loan Party or any Material Subsidiary thereof, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of any Loan Party’s properties or assets or the properties or assets of any Material Subsidiary thereof, and any such proceeding or petition will not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process will not be released, vacated or fully bonded within sixty (60) days after commencement, filing or levy; (ii) any Loan Party or any Material Subsidiary thereof admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-United

125 213264226_7 States Debtor Relief Law) is ordered in any Insolvency Proceeding; or (iii) any Loan Party or any Material Subsidiary thereof acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its property, assets or business; or (h) Judgments. There is entered or issued against any Loan Party or any Subsidiary thereof (i) a final (non-interlocutory) judgment, order or decree by any Governmental Authority or a final or binding award by an arbitrator or arbitration panel or other similar alternative dispute resolution body for the payment of money in an amount, singularly or in the aggregate, exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage or any indemnity from a third party that has not disputed its obligation to indemnify); or (ii) any one or more injunctive or other non-monetary final judgments that have, or could reasonably be expected to have or result in, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order or (B) there is a period of thirty (30) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect and such ERISA Event continues unremedied for a period of thirty (30) days after it occurs or otherwise arises (provided that such thirty day cure period will not apply to (A) ERISA Events which are Reportable Events for which no cure period is allowed by regulation, (B) an ERISA Event of the type described in clause (d) of the definition of “ERISA Event” set forth in Section 1.01) and (C) an ERISA Event of the type described in clause (f) of the definition of “ERISA Event” set forth in Section 1.01), or (ii) any Loan Party fails to pay, or incurs liability as a result of an ERISA Affiliate failing to pay, when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan and such failure or liability has resulted or could reasonably be expected to result in a Material Adverse Effect; or (j) Invalidity of Loan Documents. Any Loan Document or any material provision thereof, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party contests in any manner the validity or enforceability of any Loan Document or any material provision thereof; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document or any material provision thereof; or (k) Change of Control. A Change of Control occurs. Section 8.02 Waivers of Events of Defaults. Except as provided in Section 10.01, any Event of Default (or any Default that, with the lapsing of the applicable grace period, if any, would become an Event of Default) may be waived only with the written consent of Required Lenders. Any Event of Default (or Default) so waived will be deemed to have been cured and not to be continuing; but no such waiver will be deemed a continuing waiver or will extend to or affect any subsequent like default or impair any rights arising therefrom. Section 8.03 Remedies Upon Event of Default. Upon the occurrence and during the continuance of any Default or Event of Default, the Lending Parties will have no obligation to advance money or extend any additional credit to or for the benefit of Borrower, whether in the form of the making of Loans, the issuance of Letters of Credit or otherwise. In addition, upon the occurrence and during the continuance of any Event of Default, Administrative Agent will, at the request of, or may, with the consent

126 213264226_7 of, Required Lenders, take any or all of the following actions, all of which are hereby authorized by Borrower and each of the other Loan Parties: (a) Termination of Revolving Credit Commitments. Declare, by written notice to Borrower, the Aggregate Revolving Credit Commitments, including any commitments of any Lender or the Swing Line Lender to make and advance Loans and any obligation of L/C Issuer to make or issue L/C Credit Extensions, to be terminated, whereupon such commitments and obligations will be terminated; (b) Acceleration of Obligations. Declare all or any portion of the unpaid principal amount the outstanding Loans, the interest accrued and unpaid thereon and the other amounts and Obligations owing or payable under this Agreement or under any other Loan Document or any other instrument executed by Borrower or any other Loan Party pursuant to the Loan Documents to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by Borrower and each such other Loan Party; (c) Cash Collateralization of Credit Obligations. Require that Borrower Cash Collateralize the Credit Obligations in an amount equal to 105% of the then Outstanding Amount thereof; (d) Discretionary Advances. Make advances of Loans after the occurrence of any Event of Default, without thereby waiving their right to demand payment of the Obligations under this Agreement, or any of the other Loan Documents, or any other rights or remedies described in this Agreement or any other Loan Document, and without liability to make any other or further advances, notwithstanding Administrative Agent’s or any Lending Party’s previous exercise of any such rights and remedies; or (e) Exercise of Rights and Remedies. Exercise on behalf of itself and the Lending Parties, in addition to all rights and remedies granted or otherwise made available to Administrative Agent or the Lending Parties under this Agreement, any and all rights and remedies granted or otherwise made available to Administrative Agent or the Lending Parties under the other Loan Documents or otherwise under applicable Law or in equity; provided that upon the occurrence of an actual or deemed entry of an order for relief with respect to Borrower under any Debtor Relief Law, the obligation of each Lender or Swing Line Lender to make or advance Loans and any obligation of L/C Issuer to make or issue L/C Credit Extensions will automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts and Obligations as aforesaid will automatically become due and payable, and the obligation of Borrower to Cash Collateralize the Credit Obligations in an amount equal to 105% of the then Outstanding Amount thereof will automatically become effective, in each case, without further act of Administrative Agent or any Lending Party. Section 8.04 Application of Funds. Following the occurrence and during the continuation of an Event of Default or following any exercise of remedies provided for in Section 8.03 (or after the Loans have automatically become immediately due and payable and the Credit Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.03), any amounts received on account of the Obligations will, subject to the provisions of Section 2.15 and Section 3.07, be applied by Administrative Agent in the following order (on a pro rata basis within each level of priority): (a) First, to payment in full of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to Administrative Agent and amounts payable under Article III) payable to Administrative Agent in its capacity as such;

127 213264226_7 (b) Second, to payment in full of that portion of the Obligations constituting fees (including commitment fees), indemnities and other amounts (other than principal, interest and Credit Fees) payable to the Lending Parties (including fees, charges and disbursements of counsel to the respective Lending Parties arising under the Loan Documents and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Second payable to them; (c) Third, to payment in full of that portion of the Obligations constituting accrued and unpaid interest on the Loans, Credit Borrowings and other Obligations arising under the Loan Documents and accrued and unpaid Credit Fees, ratably among the Lending Parties in proportion to the respective amounts described in this clause Third payable to them; (d) Fourth, to payment in full of that portion of the Obligations constituting unpaid principal of all Loans and the Credit Borrowings and Hedging Obligations, including Swap Termination Values, and to Administrative Agent for the account of L/C Issuer, to Cash Collateralize in full that portion of Credit Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by Borrower pursuant to Section 2.15, ratably among the holders of such obligations in proportion to the respective amounts described in this clause Fourth held by them; (e) Fifth, to payment in full of that portion of the Obligations constituting Cash Management Obligations then owing, ratably among the Cash Management Banks in proportion to the respective amounts described in this clause Fifth held by them; (f) Sixth, to payment in full of all other Obligations (including the provision of amounts to Administrative Agent to be held by Administrative Agent, for the benefit of the Cash Management Banks, as the amount necessary to secure the Loan Parties’ obligations in respect of unliquidated or contingent Cash Management Obligations); and (g) Last, the balance, if any, after all of the Obligations have been paid in full, to Borrower or as otherwise required by Law. Subject to Section 2.03(c) and Section 2.15, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to the foregoing clause Fourth will be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount will be applied to the other Obligations, if any, in the order set forth in this Section 8.04. Notwithstanding the foregoing, Hedging Obligations arising under Swap Contracts and Cash Management Obligations under Cash Management Agreements will be excluded from the application described above if Administrative Agent has not received written notice thereof, together with such supporting documentation as Administrative Agent may reasonably request, from the applicable Hedge Bank or Cash Management Bank, as the case may be. Each Hedge Bank or Cash Management Bank that has given the notice contemplated by the preceding sentence will, by such notice, be deemed to have acknowledged and accepted the appointment of Administrative Agent pursuant to the terms of Article IX for itself and its Affiliates as if a “Lender” party hereto; it being understood and agreed that the rights and benefits of any such Hedge Bank or Cash Management Bank under the Loan Documents consist exclusively of such Hedge Bank’s or Cash Management Bank’s, as the case may be, right to share in payments and collections arising after the occurrence and during the continuation of an Event of Default as more fully set forth herein. In connection with any such distribution of payments and collections, Administrative Agent will be entitled to assume no amounts are due to any Hedge Bank or Cash Management Bank unless such Hedge Bank or Cash Management Bank has notified Administrative Agent in writing of the amount of any such liability owed to it prior to such distribution. Except as otherwise expressly set forth herein, no Person

128 213264226_7 that obtains the benefit of the provisions of this Section 8.04 by virtue of the provisions hereof will have any right to notice of any action or to consent to, direct or object to any action hereunder or under any of the other Loan Documents other than in its capacity as a Lending Party and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any provision in Article IX to the contrary, Administrative Agent will be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Hedging Obligations and Cash Management Obligations only if and to the extent Administrative Agent has received written notice of such Obligations, together with such supporting documentation as Administrative Agent may request, from the applicable Hedge Bank or Cash Management Bank. ARTICLE IX ADMINISTRATIVE AGENT Section 9.01 Appointment and Authorization of Administrative Agent. Each Lending Party hereby irrevocably appoints, designates and authorizes Wells Fargo to act on its behalf as Administrative Agent hereunder and under the other Loan Documents, including to act in such representative capacity as secured party on behalf and for the benefit of each such Lending Party under this Agreement and the other Loan Documents, and authorizes Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to Administrative Agent by the terms hereof and thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article IX are solely for the benefit of Administrative Agent, the Arrangers and the Lending Parties and their respective Related Parties, and neither Borrower nor any other Loan Party will have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. The provisions of this Article IX and each party’s rights and obligations hereunder shall survive the resignation or replacement of Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. Section 9.02 Rights as a Lender. If the Person serving as Administrative Agent hereunder is also “Swing Line Lender,” “L/C Issuer” or a “Lender,” such Person will have the same rights and powers in such capacity(ies) as any other Person in such capacity(ies) and may exercise the same as though it were not Administrative Agent. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust, financial advisory, underwriting, capital markets or other business with Borrower or any Subsidiary or other Affiliate thereof as if such Person were not Administrative Agent hereunder and without any duty to account therefor to any other Lending Party or to provide notice to, or the consent of, the Lending Parties with respect thereto. Section 9.03 Exculpatory Provisions. (a) Administrative Agent, the Arrangers and their respective Related Parties will not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder will be administrative in nature. Without limiting the generality of the foregoing, Administrative Agent, the Arrangers and their respective Related Parties: (i) will not be subject to any agency, trust, fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing;

129 213264226_7 (ii) will not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that Administrative Agent is required to exercise as directed in writing by Required Lenders (or such other number or percentage of Lenders as will be expressly provided for herein or in any other Loan Documents), Swing Line Lender or L/C Issuer, as applicable; provided that Administrative Agent will not be required to take any action that, in its opinion or the opinion of its counsel, may expose Administrative Agent to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; (iii) will not, have any duty to disclose, and shall not be liable for the failure to disclose to any Lending Party or any other Person, any credit or other information relating concerning the business, prospects, operations, properties, assets, financial or other condition or creditworthiness of Borrower or any of its Subsidiaries or Affiliates that is communicated to, obtained by or otherwise in the possession of the Person serving as Administrative Agent or an Arranger or their respective Related Parties in any capacity, except for notices, reports and other documents that are required to be furnished by Administrative Agent to the Lending Parties pursuant to the express provisions of this Agreement; and (iv) will not be required to account to any Lending Party for any sum or profit received by Administrative Agent for its own account. (b) Administrative Agent, the Arrangers and their respective Related Parties will not be liable for any action taken or not taken by it under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby or thereby (i) with the consent or at the request of Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 8.02 and Section 10.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final non-appealable judgment. Administrative Agent will be deemed not to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default and indicating that such notice is a “Notice of Default” is given to Administrative Agent by Borrower or a Lending Party. (c) Administrative Agent, the Arrangers and their respective Related Parties will not be responsible for or have any duty or obligations to any Lender or Participant or any other Person to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to Administrative Agent. Section 9.04 Reliance by Administrative Agent. Administrative Agent will be entitled to rely upon, will be fully protected in relying and will not incur any liability for relying or acting upon, any notice, request, certificate, consent, communication, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person, including any certification pursuant to Section 9.10. Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person and will be protected in

130 213264226_7 relying or acting upon such statement or communication and will not incur any liability for relying or acting thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Credit, that by its terms must be fulfilled to the satisfaction of a specified Lending Party, Administrative Agent may presume that such condition is satisfactory to such Lending Party, unless Administrative Agent will have received notice to the contrary from such Lending Party prior to the making of such Loan or the issuance, extension, renewal or increase of such Credit. In this regard, for purposes of determining compliance with the conditions set forth in Section 4.01, each Lending Party that has executed this Agreement will be deemed to have consented to, approved or accepted, or to be satisfied with, each document and matter either sent, or made available, by Administrative Agent to such Lending Party for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lending Party, unless Administrative Agent will have received notice from such Lending Party not less than two (2) days prior to the Closing Date specifying such Lending Party’s objection thereto and such objection will not have been withdrawn by notice to Administrative Agent to such effect on or prior to the Closing Date. Administrative Agent may consult with legal counsel (who may be counsel for Borrower), independent accountants and other experts it selects and will not be liable for any action it takes or does not take in accordance with the advice of any such counsel, accountants or experts. Section 9.05 Delegation of Duties. Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents it appoints. Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article IX will apply to any such sub-agent and to the Related Parties of Administrative Agent and any such sub-agent and will apply to their respective activities in connection with the syndication of the credit facilities provided for herein, as well as activities as Administrative Agent. Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. Section 9.06 Resignation of Administrative Agent. (a) Administrative Agent may at any time give notice of its resignation to the Lending Parties and Borrower. Upon receipt of any such notice of resignation, Required Lenders will have the right, in consultation with Borrower, to appoint a successor, which shall be a bank or an Affiliate of a bank. If no such successor will have been so appointed by Required Lenders and will have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lending Parties, appoint a successor Administrative Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation will become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof set forth in Section 1.01, Required Lenders may, to the extent permitted by applicable Law, by notice in writing to Borrower and such Person remove such Person as Administrative Agent and, in consultation with Borrower, appoint a successor. If no such successor will have been so appointed by Required Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

131 213264226_7 (c) Effective as of and from the Resignation Effective Date or the Removal Effective Date (as applicable), (i) the retiring or removed Administrative Agent will be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security, including any Cash Collateral, held by Administrative Agent for the benefit of the Credit Parties or L/C Issuer under any of the Loan Documents, the retiring or removed Administrative Agent will continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through Administrative Agent shall instead be made by or to each Lending Party directly, until such time, if any, as Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the applicable Resignation Effective Date or the Removal Effective Date), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article IX and Section 10.04 will continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent. (d) Any resignation by Wells Fargo as Administrative Agent pursuant to this Section 9.06 will also constitute its resignation as L/C Issuer and Swing Line Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder: (i) such successor will succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer and Swing Line Lender; (ii) the retiring L/C Issuer and Swing Line Lender will be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents; (iii) the successor L/C Issuer will issue letters of credit and/or bank undertakings in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit; and (iv) the successor Swing Line Lenders will purchase the outstanding Swing Line Loans of the resigning Swing Line Lender at par. Section 9.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lending Party expressly acknowledges that none of Administrative Agent, any Arranger or any of their respective Related Parties has made any representations or warranties to it and that no act taken or failure to act by Administrative Agent or any Arranger or any of their respective Related Parties, including any consent to, and acceptance of any assignment or review of the affairs of Borrower and its Subsidiaries or Affiliates will be deemed to constitute a representation or warranty of Administrative Agent, any Arranger or any of their respective Related Parties to any Lending Party as to any matter, including whether Administrative Agent or any Arranger or any of their respective Related Parties have disclosed material information in their (or their respective Related Parties’) possession. Each Lending Party expressly acknowledges, represents and warrants to Administrative Agent and each Arranger that (a) the Loan Documents set forth the terms of a commercial lending facility, (b) it is engaged in making, acquiring, purchasing or holding commercial loans in the ordinary course and is entering into this Agreement and the other Loan Documents to which it is a party as a Lending Party for the purpose of making, acquiring, purchasing and/or holding the commercial loans and other Credit Extensions set forth herein as may be applicable to it, and not for the purpose of investing in the general performance or operations of any Loan Party or its Subsidiaries or Affiliates or for the purpose of making, acquiring, purchasing or holding any other type of financial instrument such as a

132 213264226_7 security, (c) it is sophisticated with respect to decisions to make, acquire, purchase or hold the commercial loans applicable to it and to provide the other facilities applicable to it as set forth herein and either it or the Person exercising discretion in making its decisions to make, acquire, purchase or hold such commercial loans and other Credit Extensions or to provide such other facilities is, in each case, experienced in making, acquiring, purchasing or holding commercial loans and other Credit Extensions or providing such other facilities, (d) it has, independently and without reliance upon Administrative Agent, any Arranger, any other Lending Party or any of their respective Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and appraisal of, and investigations into, the business, prospects, operations, property, assets, liabilities, financial and other condition and creditworthiness of Borrower and its Subsidiaries, all applicable bank or other regulatory applicable Laws relating to the transactions contemplated by this Agreement and the other Loan Documents, (e) it has made its own independent decision to enter into this Agreement and the other Loan Documents to which it is a party and to extend credit hereunder and thereunder and (f) it has all licenses, permits and approvals necessary for use of the reference rates referred to herein that are applicable to the Loans and other extensions of credit required to be made by it hereunder and it will take all actions necessary to comply, preserve, renew and keep in full force and effect any such licenses, permits and approvals. Each Lending Party also acknowledges and agrees that (i) it will, independently and without reliance upon Administrative Agent, any Arranger or any other Lending Party or any of their respective Related Parties (A) continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder based on such documents and information as it shall from time to time deem appropriate and its own independent investigations and (B) continue to make such investigations and inquiries as it deems necessary to inform itself as to Borrower and its Subsidiaries and (ii) it will not assert any claim under any federal or state securities law or otherwise in contravention of this Section 9.07. Section 9.08 No Other Duties, Etc. Notwithstanding anything to the contrary contained herein, no Person identified herein or on the facing page or signature pages hereof as a “Syndication Agent,” “Documentation Agent,” “Co-Agent,” “Bookrunner,” “Arranger,” “Left Lead Arranger”, or “Joint Lead Arranger,” if any, will have or be deemed to have any right, power, obligation, liability, responsibility or duty under this Agreement or the other Loan Documents, other than in such Person’s capacity as (a) Administrative Agent or a Lending Party hereunder and (b) an Indemnitee hereunder, and no such Person will have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on such Persons in deciding to enter into this Agreement or any other Loan Document or in taking or not taking any action hereunder or thereunder. Section 9.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, Administrative Agent (irrespective of whether the principal of any Loan or Credit Obligation will then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent will have made any demand on Borrower) will be entitled and empowered, by intervention in such proceeding or otherwise (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, Credit Obligations and all other Obligations that are owing and unpaid, and to file such other documents as may be necessary or advisable in order to have the claims of the Lending Parties and Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lending Parties and Administrative Agent and their respective agents and counsel and all other amounts due the Lending Parties and Administrative Agent under Sections 2.03(h), 2.09, 3.05 and 10.04) allowed in such judicial proceeding, and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lending Party to make such payments to Administrative Agent and, in the event that Administrative Agent

133 213264226_7 will consent to the making of such payments directly to the Lending Parties, to pay to Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due Administrative Agent under Sections 2.03(h), 2.09, 3.05 and 10.04. Nothing contained herein will be deemed to authorize Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lending Party any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lending Party or to authorize Administrative Agent to vote in respect of the claim of any Lending Party in any such proceeding. Section 9.10 Guaranty Matters. Each Lending Party hereby (a) irrevocably authorizes Administrative Agent, at its option and in its discretion, to execute and deliver all documentation reasonably requested to evidence the release of any Guarantor from its obligations under a Guaranty if such Person is to be released from its Guaranty pursuant to the terms of this Agreement, including Section 10.15(o), and (b) agrees that, upon request by Administrative Agent at any time, it will confirm in writing Administrative Agent’s authority to execute and deliver such documentation pursuant to this Section 9.10. Section 9.11 Legal Representation of Administrative Agent. In connection with the negotiation, drafting, and execution of this Agreement and the other Loan Documents, or in connection with future legal representation relating to loan administration, amendments, modifications, waivers, or enforcement of remedies, McGuireWoods LLP only has represented and only will represent Wells Fargo in its capacity as Administrative Agent and as a Lending Party and Wells Fargo Securities, LLC in its capacity as the Left Lead Arranger. Each other Lending Party hereby acknowledges that McGuireWoods LLP does not represent it in connection with any such matters. Section 9.12 Certain ERISA Matters. (a) Each Lender (1) represents and warrants, as of the date such Person became a Lender party hereto, to, and (2) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, Administrative Agent, the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Credits or the Commitments; (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84- 14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Credits, the Commitments and this Agreement; (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Credits, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are

134 213264226_7 satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Credits, the Commitments and this Agreement; or (iv) such other representation, warranty and covenant as may be agreed in writing between Administrative Agent, in its sole discretion, and such Lender. In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, Administrative Agent and the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of Borrower or any other Loan Party, that none of Administrative Agent and the Arrangers and their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Credits, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). Section 9.13 Erroneous Payments. (a) Each Lending Party and any other party hereto hereby severally agrees that if (i) Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lending Party or any other Person that has received funds from Administrative Agent or any of its Affiliates, either for its own account or on behalf of a Lending Party (each such recipient, a “Payment Recipient”) that Administrative Agent has determined in its sole discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 9.13(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneous Payment”), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section 9.13 shall require Administrative Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by Administrative Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (b) Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly notify Administrative Agent in writing of such occurrence.

135 213264226_7 (c) In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of Administrative Agent, and upon demand from Administrative Agent such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than one Business Day thereafter, return to Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in Same Day Funds and in the currency so received, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to Administrative Agent at the Federal Funds Rate. (d) [Reserved]. (e) Each party hereto hereby agrees that (i) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, Administrative Agent (A) shall be subrogated to all the rights of such Payment Recipient with respect to such amount and (B) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Loan Document, or otherwise payable or distributable by Administrative Agent to such Payment Recipient from any source, against any amount due to Administrative Agent under this Section 9.13 or under the indemnification provisions of this Agreement, (ii) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Obligations owed by Borrower or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by Administrative Agent from Borrower or any other Loan Party or their respective Affiliates for the purpose of making for a payment on the Obligations and (iii) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received. (f) Each party’s obligations under this Section 9.13 shall survive the resignation or replacement of Administrative Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. (g) Nothing in this Section 9.13 will constitute a waiver or release of any claim of any party hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment. ARTICLE X GENERAL PROVISIONS Section 10.01 Amendments, Etc. Except as set forth below or as specifically provided in any Loan Document, including Section 3.03(c) of this Agreement, no amendment or, subject to Section 8.02, waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by Borrower or any other Loan Party therefrom, will be effective unless in writing approved by Required Lenders (or in the case of any amendment, waiver or consent which directly affects only one Facility, Required Revolving Credit Lenders, Required Initial Term Loan Lenders or Required Incremental Term Loan Lenders, as applicable, and not Required Lenders), or Administrative Agent with the consent of Required Lenders (or in the case of any amendment, waiver or consent which directly affects only one Facility, Required Revolving Credit Lenders, Required Initial Term Loan Lenders or Required Incremental Term Loan Lenders, as applicable, and not Required Lenders), on the one hand, and Borrower or the applicable Loan Party, on the other, as the case may be, with receipt acknowledged by Administrative

136 213264226_7 Agent, and each such waiver or consent will be effective only in the specific instance and for the specific purpose for which given; provided that no such amendment, waiver or consent will: (a) waive any condition set forth in Section 4.01 without the written consent of each Lender; (b) as to any Credit Extension after the Closing Date, (i) waive any condition set forth in Section 4.02 as to any Credit Extension under the Revolving Credit Facility without the written consent of Required Revolving Credit Lenders (which shall not require the consent of Required Lenders or all Lender in addition thereto) or (ii) waive any condition set forth in Section 4.02 as to any Credit Extension of any Incremental Term Loan without the written consent of a majority of the Lenders holding Incremental Term Loan Commitments with respect thereto (which, in each case, shall not require the consent of Required Lenders or all Lenders in addition thereto); (c) subordinate any of the Obligations in right of payment or otherwise adversely affect the priority of payment of any of such Obligations without the consent of each of the Lenders directly and adversely affected thereby; (d) increase or extend the Commitments of any Lender (or reinstate any Commitment terminated pursuant to Section 8.03) without the written consent of such affected Lender; (e) postpone any date fixed by this Agreement or any other Loan Document for any payment, of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under such other Loan Document without the written consent of each affected Lender; (f) reduce the principal of, or the rate of interest specified herein on (subject to clause (vii) in the second proviso to this Section 10.01), any Loan or Credit Borrowing, or (subject to clause (i) of the proviso below to this Section 10.01(f)) any fees or other amounts payable hereunder or under any other Loan Document, or change the manner of computation of any financial ratio (including any change in any applicable defined term) used in determining the Applicable Margin that would result in a reduction of any interest rate on any Loan or any fee payable hereunder, without the written consent of each affected Lender; provided, however, that only the consent of Required Lenders will be necessary (i) to amend the definition of “Default Rate” or to waive any obligation of Borrower to pay interest or Credit Fees at the Default Rate or (ii) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or Credit Borrowing or to reduce any fee payable hereunder; (g) change (i) Section 2.13 or Section 8.04 (or amending any other term of the Loan Documents that would have the effect of changing Section 2.13 or Section 8.04) in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender or (ii) the order of application of any reduction in the Commitments or any prepayment of Loans from the application thereof set forth in the applicable provisions of Sections 2.05(c) and (d) in any manner that materially and adversely affects the Lenders under a Facility without the written consent of (A) if such Facility is the Revolving Credit Facility, Required Revolving Credit Lenders, (B) if such Facility is the Initial Term Loan Facility, Required Initial Term Loan Lenders or (C) if such Facility is the Incremental Term Loan Facility, Required Incremental Term Loan Lenders (provided that, notwithstanding the foregoing, any Incremental Term Loan Facility that may be added to this Agreement may share on a pro rata basis in the payments applicable to the other term loan facilities without the written consent of Required Lenders);

137 213264226_7 (h) change (i) any provision of this Section 10.01 or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder (other than the definitions specified in clause (ii) of this Section 10.01(g)), without the written consent of each Lender, (ii)(A) the definition of “Required Revolving Credit Lenders”, “Revolving Credit Maturity Date” or “Revolving Credit Stated Maturity Date” or (B) Section 2.06 to allow for non-pro rata application of any reductions in the Aggregate Revolving Credit Commitments without the written consent of each Revolving Credit Lender (which shall not require the consent of Required Lenders in addition thereto), (iii) any provision of Section 3.07 or Section 8.04 without the written consent of each Lender, (iv) the definition of “Required Initial Term Loan Lenders” or “Initial Term Loan Maturity Date” without the written consent of each Initial Term Loan Lender (which shall not require the consent of Required Lenders in addition thereto), (v) the definition of “Required Incremental Term Loan Lenders” or “Incremental Term Loan Maturity Date” without the written consent of each Incremental Term Loan Lender (which shall not require the consent of Required Lenders in addition thereto), (vi) any provision of Section 10.06 or the definition of “Eligible Assignee,” “Participant,” “Defaulting Lender” or “Specified Lender” without the written consent of each Lender; or (vii) the definition of “Alternative Currency” or any provision of Section 1.02(l) with the consent of each affected Lender; (i) release all or substantially all of the value of the Guaranties set forth in Section 10.15 without the written consent of each Lender; or (j) impose any greater restriction on the ability of any Lender under a Facility to assign any of its rights or obligations hereunder without the written consent of, (i) if such Facility is the Revolving Credit Facility, Required Revolving Credit Lenders (which shall not require the consent of Required Lenders in addition thereto), (ii) if such Facility is the Initial Term Loan Facility, the Required Initial Term Loan Lenders (which shall not require the consent of Required Lenders in addition thereto) or (iii) if such Facility is the Incremental Term Loan Facility, the Required Incremental Term Loan Lenders (which shall not require the consent of Required Lenders in addition thereto); and provided, further, that (i) no amendment, waiver or consent will, unless in writing and signed by L/C Issuer in addition to the Lenders required above, affect the rights or duties of L/C Issuer under this Agreement or any Issuer Document relating to any Credit issued or to be issued by it; (ii) no amendment, waiver or consent will, unless in writing and signed by Swing Line Lender in addition to the Lenders required above, affect the rights or duties of Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent will, unless in writing and signed by Administrative Agent in addition to the Lenders required above, affect the rights or duties of Administrative Agent under this Agreement or any other Loan Document or modify Section 10.02(b) or Section 10.20 or Article IX; (iv) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto; (v) each Issuer Document may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto; provided that a copy of such amended Issuer Document shall be promptly delivered to Administrative Agent upon such amendment or waiver; (vi) Administrative Agent and Borrower will be permitted to amend any provision of the Loan Documents (and such amendment shall become effective without any further action or consent of any other party to any Loan Document) if Administrative Agent and Borrower will have jointly identified an obvious error or any error, ambiguity, defect or inconsistency or omission of a technical or immaterial nature in any such provision; and (vii) Administrative Agent (and, if applicable, Borrower) may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Loan Documents or to enter into additional Loan Documents in order to implement any Benchmark Replacement or any Conforming Changes or otherwise effectuate the terms of Section 3.03(c) in accordance with the terms of Section 3.03(c). Notwithstanding anything to the contrary herein, no Defaulting Lender will have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all

138 213264226_7 Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (A) the Revolving Credit Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender, (B) the amount of principal and accrued fees and interest owing to the Defaulting Lender may not be reduced without the consent of such Lender and (C) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders will require the consent of such Defaulting Lender. Notwithstanding anything in this Agreement to the contrary, each Lender hereby irrevocably authorizes Administrative Agent on its behalf, and without further consent of any Lender (but with the consent of Borrower and Administrative Agent), to (x) amend and restate this Agreement and the other Loan Documents if, upon giving effect to such amendment and restatement, such Lender shall no longer be a party to this Agreement (as so amended and restated), the Commitments of such Lender shall have terminated, such Lender shall have no other commitment or other obligation hereunder and shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account under this Agreement and the other Loan Documents and (y) enter into amendments or modifications to this Agreement (including amendments to this Section 10.1) or any of the other Loan Documents or to enter into additional Loan Documents as Administrative Agent reasonably deems appropriate in order to effectuate the terms of Section 2.14 (including as applicable, (1) to permit any increases in the Aggregate Commitments to share ratably in the benefits of this Agreement and the other Loan Documents, (2) to include an increase in the Aggregate Commitments, as applicable, in any determination of (i) Required Lenders, Required Revolving Credit Lenders, Required Initial Term Loan Lenders or Required Incremental Term Loan Lenders, as applicable or (ii) similar required lender terms applicable thereto); provided that no amendment or modification shall result in any increase in the amount of any Lender’s Commitment(s) or any increase in any Lender’s Revolving Credit Percentage Share, Initial Term Loan Percentage Share or Percentage Share, in each case, without the written consent of such affected Lender, and (3) to make amendments to any outstanding tranche of Initial Term Loans or Incremental Term Loans to permit any proposed Incremental Term Loan Commitments and Incremental Term Loans to be “fungible” (including for purposes of the Code) with such tranche of Initial Term Loans or Incremental Term Loans, including increases in the Applicable Margin or any fees payable to such outstanding tranche of Initial Term Loans or Incremental Term Loans or providing such outstanding tranche of Initial Term Loans or Incremental Term Loans with the benefit of any call protection or covenants that are applicable to the proposed Incremental Term Loan Commitments or Incremental Term Loans; provided that any such amendments or modifications to such outstanding tranche of Initial Term Loans or Incremental Term Loans shall not directly adversely affect the Lenders holding such tranche of outstanding Initial Term Loans or Incremental Term Loans without their consent. Section 10.02 Notices; Effectiveness; Electronic Communications. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in Section 10.02(b)), all notices and other communications provided for herein will be in writing and will be delivered by hand or overnight courier service, mailed by certified or registered mail, sent by facsimile transmission or sent by approved electronic transmission in accordance with Section 10.02(b), and all notices and other communications expressly permitted to be given by telephone will be made to the applicable telephone number, as follows: (i) if to any Loan Party, Administrative Agent, L/C Issuer or Swing Line Lender, to the address, facsimile number, e-mail address or telephone number specified for such Person on Schedule 10.02; and

139 213264226_7 (ii) if to any Lender, to the address, facsimile number, e-mail address or telephone number specified in its Administrative Detail Form (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Detail Form then in effect for the delivery of notices that may contain material non-public information relating to Borrower). Notices sent by hand or overnight courier service, or mailed by certified or registered mail, will be deemed to have been given when received, and notices sent by facsimile transmission or by means of approved electronic communication will be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, will be deemed to have been given at the opening of business on the next business day for the recipient); provided that notices delivered through electronic communications to the extent provided by Section 10.02(b) will be effective as provided in such subsection (b). (b) Electronic Communications. (i) Each Lending Party agrees that notices and other communications to it hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by Administrative Agent; provided that the foregoing will not apply to notices to any Lending Party pursuant to Article II if such Lending Party has notified Administrative Agent that it is incapable of receiving notices under Article II by electronic communication. In furtherance of the foregoing, each Lending Party hereby agrees to notify Administrative Agent in writing, on or before the date such Lending Party becomes a party to this Agreement, of such Lending Party’s e-mail address to which a notice may be sent (and from time to time thereafter to ensure that Administrative Agent has on record an effective e-mail address for such Lending Party). Each of Administrative Agent and Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by means of electronic communication pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. (ii) Unless Administrative Agent otherwise prescribes, (A) notices and other communications sent to an e-mail address will be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement (provided, however, any “out of office” email or similar automatic reply shall not constitute an acknowledgement of receipt)), and (B) notices or communications posted to an Internet or intranet website will be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (A) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both the preceding clauses (A) and (B), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (iii) Borrower and each Loan Party hereby acknowledges and agrees that (A) Administrative Agent may, but will not be obligated to, make the Communications available to Lending Parties by posting some or all of the Communications on an Platform, (B) the distribution of materials and information through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with any such distribution, (C) the Platform is provided and used on an “As Is,” “As Available” basis and (D) neither Administrative Agent nor any of its Affiliates warrants the accuracy, completeness, timeliness, sufficiency or sequencing of the Specified Materials posted on the Platform. Administrative Agent and its Related Parties (collectively, the “Agent Parties”) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code

140 213264226_7 defects, is made by any Agent Party in connection with the Communications or the Platform. Although the Platform is secured pursuant to generally-applicable security procedures and policies implemented or modified by the Agent Parties, each of the Lending Parties and Borrower acknowledges and agrees that distribution of information through an electronic means is not necessarily secure in all respects, the Agent Parties are not responsible for approving or vetting the representatives, designees or contacts of any Lending Party that are provided access to the Platform and that there may be confidentiality and other risks associated with such form of distribution. Borrower and each Lending Party hereto understands and accepts such risks. In no event shall any Agent Party have any liability to Borrower or any other Loan Party, any Lending Party or any other Person or entity for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of any other Loan Party’s or Administrative Agent’s transmission of Communications through the Platform. (iv) Each Lending Party hereby agrees that notice to it in accordance with Section 10.02(b)(ii)(B) specifying that any Specified Materials (and as such, constituting Communications) have been posted to the Platform will, for purposes of this Agreement, constitute effective delivery to such Lending Party of such Specified Materials. (v) Each Loan Party hereby acknowledges and agrees certain of the Lending Parties (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to Borrower or the other Loan Parties or their Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Person’s securities. Each Loan Party hereby agrees that so long as Borrower or any of the other Loan Parties is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities it will use commercially reasonable efforts to identify that portion of the Specified Materials that may be distributed to the Public Lenders and that (A) all such Specified Materials will be clearly and conspicuously marked “PUBLIC” which, at a minimum, will mean that the word “PUBLIC” will appear prominently on the first page thereof; (B) by marking Specified Materials “PUBLIC,” Borrower (on behalf of itself, the other Loan Parties and its other Affiliates) will be deemed to have authorized Administrative Agent and the Lending Parties to treat such Specified Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Specified Materials constitute Information, they will treated as set forth in Section 10.07); (C) all Specified Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor;” and (D) Administrative Agent will be entitled to treat any Specified Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.” (vi) Each Lending Party (A) acknowledges that the Specified Materials, including information furnished to it by any Loan Party or Administrative Agent pursuant to, or in the course of administering, the Loan Documents, may include material, non-public information concerning Borrower and the other Loan Parties and their respective Affiliates or their respective securities and businesses, and (B) confirms that it (1) has developed compliance procedures regarding the use of material, non-public information and (2) will handle such material, non-public information in accordance with such procedures and applicable Laws, including Federal and state securities Laws. (c) Change of Address, Etc. Borrower, Administrative Agent, Swing Line Lender and L/C Issuer may change their respective address(es), facsimile number(s), telephone number(s) or e-mail address(es) for notices and other communications hereunder by notice to the other parties hereto. Each Lender may change its address(es), facsimile number(s), telephone number(s) or e-mail address(es) for notices and other communications hereunder by notice to Borrower, Administrative Agent, Swing Line Lender and L/C Issuer.

141 213264226_7 (d) Reliance by Administrative Agent and the Lending Parties. Administrative Agent and the Lending Parties will be entitled to rely and act upon any notices (including telephonic or electronically delivered Requests for Credit Extension) purportedly given by or on behalf of Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Borrower will indemnify Administrative Agent and each Lending Party and their respective Related Parties from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of Borrower; provided that such indemnity will not be available to the extent that such losses, costs, expenses and liabilities resulted from the gross negligence or willful misconduct of the party seeking indemnification as determined by a court of competent jurisdiction by final and nonappealable judgment. All telephonic notices to and other telephonic communications with Administrative Agent may be recorded by Administrative Agent, and each of the parties hereto hereby consents to such recording. Section 10.03 No Waiver; Cumulative Remedies; Enforcement. No failure by Administrative Agent or any Lending Party to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder will operate as a waiver thereof; no single or partial exercise of any right, remedy, power or privilege hereunder will preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against Borrower or any other Loan Party will be vested exclusively in, and all actions and proceedings at law in connection with such enforcement will be instituted and maintained exclusively by, Administrative Agent in accordance with Section 8.03 for the benefit of all the Lending Parties; provided, however, that the foregoing will not prohibit (a) Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) L/C Issuer or Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as L/C Issuer or Swing Line Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 10.08 (subject to the terms of Section 2.13), or (d) any Lending Party from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) Required Lenders will have the rights otherwise ascribed to Administrative Agent pursuant to Section 8.03 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of Required Lenders, enforce any rights and remedies available to it and as authorized by Required Lenders. Section 10.04 Expenses; Indemnity; Damage Waiver. (a) Costs and Expenses. Borrower will pay or reimburse, promptly upon written demand therefor, (i) all reasonable and documented out-of-pocket expenses incurred by Administrative Agent and its Affiliates (including the reasonable and documented fees, charges and out-of-pocket disbursements of one firm of outside counsel for Administrative Agent and all reasonable audit, appraisal, environmental assessment or inspection, consulting, search and filing, registration and recording and other similar fees and other expenses), in connection with the syndication of the credit facility provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of, or consents with respect to, the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby will be consummated);

142 213264226_7 (ii) all reasonable and documented out-of-pocket expenses incurred by L/C Issuer in connection with the issuance, amendment, renewal or extension of any Credit or any demand for payment thereunder; and (iii) all reasonable and documented out-of-pocket expenses incurred by Administrative Agent or any Lending Party (including the reasonable and documented fees, charges and out-of-pocket disbursements of one firm of outside counsel for Administrative Agent and one firm of outside counsel for the other Lending Parties), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section 10.04 or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such documented out-of-pocket expenses incurred during any workout or restructuring (or negotiations in connection with the foregoing) in respect of such Loans or Letters of Credit. (b) Indemnification by Borrower. Borrower will indemnify each Indemnitee against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable and documented fees, charges, settlement costs and disbursements of one firm of outside counsel for all Indemnitees taken as a whole (and, in the case of an actual or perceived conflict of interest where the Indemnitee affected by such conflict informs Borrower of such conflict and thereafter retains its own counsel, of another firm of outside counsel for such affected Indemnitee)) incurred by any Indemnitee or asserted against any Indemnitee by any Person (including any Loan Party) arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any document contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of Administrative Agent (and any sub-agent) and its Related Parties only, the administration of this Agreement and the other Loan Documents; (ii) any Loan or Credit or the use or proposed use of the proceeds therefrom (including any refusal by L/C Issuer to honor a demand for payment under a Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Credit); (iii) Environmental Claims and Environmental Liabilities related in any way to any Loan Party or any of its Subsidiaries, including any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Loan Party or any of its Subsidiaries; or (iv) any actual or prospective claim, investigation, litigation or other proceeding (including any administrative proceeding or any arbitration or other alternative dispute resolution proceeding) relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by Borrower or any other Loan Party or any of their respective Affiliates, and regardless of whether any Indemnitee is a party thereto, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee; provided that such indemnity will not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (A) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from (1) the gross negligence, bad faith or willful misconduct of such Indemnitee or (2) such Indemnitee’s material breach of its obligations under this Agreement or any other applicable Loan Document, or (B) arise out of any investigation, litigation or proceeding (or preparation of a defense in connection therewith) solely between or among Indemnitees not arising from any act or omission by Borrower or any of its Subsidiaries or Affiliates (other than any proceeding against any Indemnitee in its capacity or fulfilling its role as Administrative Agent, an Arranger, a syndication agent or any similar role, or the Swing Line Lender or L/C Issuer, in its capacity as such). (c) Reimbursement by Lenders. If and to the extent Borrower for any reason fails to pay when due any amount that it is required to pay under Section 10.04(a) or Section 10.04(b) to Administrative Agent (or any sub-agent thereof), Swing Line Lender, L/C Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to Administrative Agent (or any such sub-agent), Swing Line Lender, L/C Issuer or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on its Revolving Credit Percentage Share at such time) of such unpaid amount (including any such unpaid

143 213264226_7 amount in respect of a claim asserted by such Lender); provided that with respect to such unpaid amounts owed to L/C Issuer or the Swing Line Lender solely in its capacity as such, only the Lenders will be required to pay such unpaid amounts, such payment to be made severally among them based on such Lenders’ applicable Revolving Credit Percentage Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought); provided further that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against Administrative Agent (or any such sub-agent), Swing Line Lender, L/C Issuer or any Related Party of any of the foregoing acting for Administrative Agent (or any such sub-agent), Swing Line Lender or L/C Issuer in connection with such capacity. The obligations of Lenders under this Section 10.04(c) are subject to the provisions of Section 2.12(d). (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law no Person party hereto, or any Indemnitee, shall assert, and each such Person that is a party to this Agreement, on behalf of itself and each of its Affiliates hereby waives, any claim against any other, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any document contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Credit, or the use of the proceeds thereof. No Indemnitee referred to in Section 10.04(b) will be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence, bad faith or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction. (e) Payments. All amounts due under this Section 10.04 will be payable not later than ten (10) Business Days after demand therefor. (f) Survival. The agreements in this Section 10.04 will survive the resignation of Administrative Agent, Swing Line Lender and L/C Issuer, the replacement of any Lender, the termination of the Aggregate Revolving Credit Commitments and payment in full of the Obligations. Section 10.05 Marshalling; Payments Set Aside. Neither Administrative Agent nor any Lending Party will be under any obligation to marshal any asset in favor of Borrower or any other Loan Party or any other Person or against or in payment of any or all of the Obligations. To the extent that any payment by or on behalf of Borrower or any Loan Party is made to Administrative Agent or any Lending Party, or Administrative Agent or any Lending Party exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by Administrative Agent or any Lending Party in such Person’s discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied will be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lending Party severally agrees to pay to Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by Administrative Agent plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate. The obligations of each Lending Party under clause (b) of the preceding sentence will survive the payment in full of the Obligations and the termination of this Agreement.

144 213264226_7 Section 10.06 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of Administrative Agent and each Lending Party, and neither Swing Line Lender nor any Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of Section 10.06(b), (ii) by way of participation in accordance with the provisions of Section 10.06(e) or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.06(f) (and any other attempted assignment or transfer by any party hereto will be null and void). Nothing in this Agreement, expressed or implied, will be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 10.06(e) and, to the extent expressly contemplated hereby, the Related Parties of each of Administrative Agent and each Lending Party) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Swing Line Lender or any Lender. Swing Line Lender or any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitment(s) and the Loans (including for purposes of this subsection (b), participations in Credit Obligations and in Swing Line Loans, as applicable) at the time owing to it); provided that any such assignment will be subject to the following conditions: (i) Minimum Amounts. (A) in the case of (1) an assignment of the entire remaining amount of the assigning Lender’s Revolving Credit Commitment and/or the Loans at the time owing to it, (2) contemporaneous assignments to related Approved Funds that equal at least the amount specified in Section 10.06(b)(i)(B) in the aggregate or (3) an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in Section 10.06(b)(i)(A), the aggregate amount of the Revolving Credit Commitment (which for this purpose includes Loans outstanding thereunder) and/or the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000, unless each of Administrative Agent and, so long as no Event of Default has occurred and is continuing, Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided that Borrower will be deemed to have consented to any such amount unless it objects thereto by written notice to Administrative Agent within ten (10) Business Days after having received written notice thereof. (ii) Proportionate Amounts. Each partial assignment will be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Revolving Credit Commitment(s) (including any Additional Revolving Credit Commitment) assigned. (iii) Required Consents. No consent will be required for any assignment except to the extent required by Section 10.06(b)(i)(B) and, in addition:

145 213264226_7 (A) the consent of Borrower (such consent not to be unreasonably withheld or delayed) will be required unless (1) an Event of Default under Section 8.01(a), (f) or (g) has occurred and is continuing at the time of such assignment, or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that Borrower will be deemed to have consented to any such assignment unless it objects thereto by written notice to Administrative Agent within ten (10) Business Days after having received notice thereof; (B) the consent of Administrative Agent (such consent not to be unreasonably withheld or delayed) will be required for assignments in respect of (i) the Revolving Credit Facility or any unfunded Commitments with respect to the Incremental Term Loan Facility if such assignment is to a Person that is not a Lender with a Commitment in respect of such Facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender, or (ii) the Initial Term Loans or any Incremental Term Loans to a Person who is not a Lender, an Affiliate of a Lender or an Approved Fund; and (C) the consent of L/C Issuer and the Swing Line Lender will be required for any assignment in respect of the Revolving Credit Facility. (iv) Assignment and Assumption. The parties to each assignment will execute and deliver to Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, will deliver to Administrative Agent an Administrative Detail Form. (v) No Assignment to Certain Persons. No assignment will be made to (A) Borrower or any other Loan Party or any of its or their respective Subsidiaries or Affiliates or (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute a Defaulting Lender or a Subsidiary thereof. (vi) No Assignment to Natural Persons. No assignment will be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person). (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no assignment will be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of Borrower and Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to Administrative Agent and each Lending Party hereunder (and interest accrued thereon), and (B) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its applicable Revolving Credit Percentage Share. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder will become effective under applicable Law without compliance with the provisions of this Section 10.06(b)(vii), then the assignee of such interest will be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

146 213264226_7 Subject to acceptance and recording thereof by Administrative Agent pursuant to Section 10.06(c), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder will, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Article III and Section 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph will be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.06(d). (c) Register. Administrative Agent, acting solely for this purpose as a non-fiduciary agent of Borrower, will maintain at Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a Register. The entries in the Register will be conclusive absent manifest error, and Borrower, Administrative Agent and the Lending Parties will treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register will be available for inspection by each of Borrower, Swing Line Lender, L/C Issuer and any Lender (but only to the extent of entries in the Register that are applicable to such Lender), at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, Borrower or Administrative Agent, sell participations to any Person other than a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person) or Borrower or any Affiliate of Borrower (each, a “Participant”) in all or a portion of such Person’s rights and/or obligations under this Agreement (including all or a portion of its Revolving Credit Commitment and/or the Loans (including such Lender’s participations in Credit Obligations and/or Swing Line Loans) owing to it); provided that (i) any sale of a participation to a proposed Participant that would not otherwise qualify as an Eligible Assignee or that is a Defaulting Lender must be approved by Administrative Agent, (ii) such Person’s obligations under this Agreement will remain unchanged, (iii) such Person will remain solely responsible to the other parties hereto for the performance of such obligations and (iv) Borrower, Administrative Agent and the Lending Parties will continue to deal solely and directly with such Person in connection with such Person’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender will be responsible for the indemnity under Section 10.04(c) with respect to any payments made by such Lender to its Participant(s). Any agreement, instrument or other document pursuant to which a Lender sells such a participation will provide that such Person will retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement and the other Loan Documents; provided that such document may provide that such Person will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that affects such Participant. Borrower agrees that each Participant will be entitled to the benefits of Sections 3.01, 3.04 and 3.05 (subject to the requirements and limitations therein, including the requirements under Section 3.01(d) (it being understood that the documentation required under Section 3.01(d) will be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.06(b); provided that such Participant (A) agrees to be subject to the provisions of Sections 3.06 and 3.08 as if it were an assignee under Section 10.06(b), and (B) will not be entitled to receive any greater payment under Sections 3.01 and 3.04, with respect to

147 213264226_7 any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at Borrower’s request and expense, to use reasonable efforts to cooperate with Borrower to effectuate the provisions of Section 3.08 with respect to any Participant. To the extent permitted by applicable Law, each Participant also will be entitled to the benefits of Section 10.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation will, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender will have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) or Proposed Section 1.163-5(b) of the United States Treasury Regulations (or, in each case, any amended or successor version thereof). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender will treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, Administrative Agent (in its capacity as Administrative Agent) will have no responsibility for maintaining a Participant Register. (e) Limitations upon Participant Rights. A Participant will not be entitled to receive any greater payment under Section 3.01 or Section 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender will not be entitled to the benefits of Section 3.01 unless Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of Borrower, to comply with Section 3.01(e) as though it were a Lender. (f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment will release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (g) Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption will be deemed to include Electronic Signatures or the keeping of records in electronic form, each of which will be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, the California Uniform Electronic Transactions Act or any other similar state laws based on the Uniform Electronic Transactions Act. (h) Resignation as L/C Issuer or Swing Line Lender. Notwithstanding anything to the contrary contained herein, if at any time Wells Fargo assigns all of its Revolving Credit Commitments and Loans pursuant to Section 10.06(b), Wells Fargo may do either or both of the following: (i) upon thirty (30) days’ notice to Borrower and all Lenders, resign as L/C Issuer or (ii) upon thirty (30) days’ notice to Borrower, resign as Swing Line Lender. In the event of any such resignation as L/C Issuer or Swing Line Lender, Borrower will be entitled to appoint from among Lenders a successor L/C Issuer or Swing Line Lender (subject to such Lender’s consent to such appointment, at its sole discretion); provided that no

148 213264226_7 failure by Borrower to appoint any such successor will affect the resignation of Wells Fargo as L/C Issuer or Swing Line Lender, as the case may be. If Wells Fargo resigns as L/C Issuer, it will retain all the rights and obligations of L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all Credit Obligations with respect thereto (including the right to require Lenders to make Revolving Credit Loans that are Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If Wells Fargo resigns as Swing Line Lender, it will retain all the rights of Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require Lenders to make Revolving Credit Loans that are Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Section 10.07 Treatment of Certain Information; Confidentiality. Administrative Agent and each Lending Party each agrees to maintain the confidentiality of the Information, except that Information may be disclosed: (a) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent required or requested by any regulatory authority, purporting to have jurisdiction over such Person or is Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners); (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, provided that, if not prohibited by law, the disclosing party will use commercially reasonable efforts (i) to notify Borrower in advance of such disclosure so that Borrower may seek an appropriate protective order and (ii) to cooperate with Borrower to obtain such protective order; (d) to Gold Sheets (published by Thomson Reuters LPC) or other similar bank trade publication or online information service, provided that such disclosures of Information will be limited to the material deal terms of the Facilities consistent with other customary disclosures by banks and institutional lenders to such publications or online services for league table reporting purposes; (e) to any other party hereto; (f) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder; (g) subject to an agreement containing provisions substantially the same as those of this Section 10.07 to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to Borrower and its obligations, this Agreement or payments hereunder; (h) on a confidential basis to (A) any rating agency in connection with rating Borrower or its Subsidiaries or the credit facility provided herein or (B) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the credit facility provided herein; (i) with the consent of Borrower; or (j) to the extent such Information (1) becomes publicly available other than as a result of a breach of this Section 10.07 or (2) becomes available to Administrative Agent, any Lending Party or any of their respective Affiliates on a non-confidential basis from a source other than Borrower or any Subsidiary thereof and not in contravention of this Section 10.07. For purposes of this Section 10.07, “Information” means all information (including financial information) received from Borrower or any other Loan Party or any of their respective Subsidiaries relating to Borrower or any such Loan Party or any of such Affiliates or their respective businesses, assets, operations or condition (financial or otherwise), other than any such information that is available to Administrative Agent or any Lending Party on a non-confidential basis, and not in contravention of this Section 10.07, prior to disclosure by Borrower or any other Loan Party or any of their respective Subsidiaries; provided that, in the case of information received from Borrower or any other Loan Party or any of their respective Subsidiaries after the Closing Date, such information is clearly identified at the time of delivery as confidential or should, because of its nature, reasonably be understood to be confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 10.07 will be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. For the avoidance

149 213264226_7 of doubt, nothing herein prohibits any individual from communicating or disclosing information regarding suspected violations of laws, rules or regulations to a governmental, regulatory or self-regulatory authority without any notification to any Person. Section 10.08 Right of Setoff. If an Event of Default will have occurred and be continuing, each Lending Party and its respective Affiliates is hereby authorized at any time and from time to time to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held, and other obligations (in whatever currency) at any time owing, by such Lending Party or any such Affiliate to or for the credit or the account of Borrower or any other Loan Party against any and all of the Obligations to such Lending Party or such Affiliate, irrespective of whether or not such Lending Party or Affiliate will have made any demand under this Agreement or any other Loan Document and although such obligations of Borrower or such Loan Party may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lending Party different from the branch, office or Affiliate holding such deposit or obligated on such obligations; provided that in the event that any Defaulting Lender will exercise any such right of setoff, (a) all amounts so set off will be paid over immediately to Administrative Agent for further application in accordance with the provisions of Section 3.07 and, pending such payment, will be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of Administrative Agent and the Lending Parties, and (b) the Defaulting Lender will provide promptly to Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lending Party and its Affiliates under this Section 10.08 are in addition to other rights and remedies (including other rights of setoff) that such Lending Party or its Affiliates may have. Each Lending Party agrees to notify Borrower and Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice will not affect the validity of such setoff and application. Section 10.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents will not exceed the maximum rate of non-usurious interest permitted by applicable Law. If Administrative Agent or any Lender will receive interest in an amount that exceeds the maximum rate of non-usurious interest permitted by applicable Law, the excess interest will be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to Borrower or the Guarantors, as applicable. In determining whether the interest contracted for, charged, or received by Administrative Agent or a Lender exceeds the maximum rate of non-usurious interest permitted by applicable Law, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. Section 10.10 Counterparts; Integration; Effectiveness; Electronic Execution. (a) Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which will constitute an original, but all of which when taken together will constitute a single contract. This Agreement and the other Loan Documents constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous documents, agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement will become effective when it will have been executed and delivered by Administrative Agent and when Administrative Agent will have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic transmission (such as by “pdf”) will be effective as delivery of a manually executed counterpart of this Agreement.

150 213264226_7 (b) Electronic Execution. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Agreement, any other Loan Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Agreement or any other Loan Document or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state Laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For the avoidance of doubt, the authorization under this Section 10.10(b) may include use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by Administrative Agent pursuant to procedures approved by it; provided that without limiting the foregoing, (i) to the extent Administrative Agent has agreed to accept such Electronic Signature from any party hereto, Administrative Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (ii) upon the request of Administrative Agent or any Lending Party, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof. Without limiting the generality of the foregoing, each party hereto hereby (A) agrees that, for all purposes, including in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among Administrative Agent, the Lenders and any of the Credit Parties, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (B) waives any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto. Section 10.11 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith will survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by Administrative Agent and each Lending Party, regardless of any investigation made by Administrative Agent or any Lender or on their behalf and notwithstanding that Administrative Agent or any Lender may have had notice or knowledge of any Default or Event of Default at the time of any Credit Extension, and will continue in full force and effect until the payment in full of the Obligations. Section 10.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents will not be affected or impaired thereby and (b) the parties will endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 10.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders will be limited by Debtor Relief Laws, as determined in good

151 213264226_7 faith by Administrative Agent, L/C Issuer or Swing Line Lender, as applicable, then such provisions will be deemed to be in effect only to the extent not so limited. Section 10.13 Lender-Creditor Relationship. The relationship between the Lending Parties and Administrative Agent, on the one hand, and Borrower and the other Loan Parties, on the other, is solely that of creditor and debtor. Neither any Lending Party nor Administrative Agent has (or will be deemed to have) any fiduciary relationship or duty to Borrower or any other Loan Party arising out of or in connection with, and there is no agency or joint venture relationship between the Lending Parties and Administrative Agent, on the one hand, and Borrower and the other Loan Parties, on the other, by virtue of this Agreement or any other Loan Document or any of the Transactions contemplated herein or therein. Section 10.14 USA PATRIOT Act Notice. Each Lending Party that is subject to the PATRIOT Act and Administrative Agent (for itself and not on behalf of any Lending Party) hereby notifies Borrower that, pursuant to the requirements of the PATRIOT Act, they are each required to obtain, verify and record information that identifies Borrower and each other Loan Party, which information includes the name and address of Borrower and each other Loan Party and other information that will allow such Lending Party or Administrative Agent, as applicable, to identify Borrower and each other Loan Party in accordance with the PATRIOT Act. Section 10.15 Guaranty. (a) Guaranty. Simpson Strong-Tie and Simpson Strong-Tie International and each other Guarantor at any time party hereto, jointly and severally, unconditionally and irrevocably guarantees to Administrative Agent and the Lending Parties the full and prompt payment when due (whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise) and performance of the Obligations (the “Guaranteed Obligations”). The Guaranteed Obligations include interest that, but for a proceeding under any Debtor Relief Law, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against Borrower for such interest in any such proceeding. (b) Separate Obligation. Each Guarantor acknowledges and agrees that (i) the Guaranteed Obligations are separate and distinct from any Indebtedness arising under or in connection with any other document, including under any provision of this Agreement other than this Section 10.15, executed at any time by such Guarantor in favor of Administrative Agent or any Lending Party; and (ii) such Guarantor will pay and perform all of the Guaranteed Obligations as required under this Section 10.15, and Administrative Agent and the Lending Parties may enforce any and all of their respective rights and remedies hereunder, without regard to any other document, including any provision of this Agreement other than this Section 10.15, at any time executed by such Guarantor in favor of Administrative Agent or any Lending Party, irrespective of whether any such other document, or any provision thereof or hereof, will for any reason become unenforceable or any of the Indebtedness thereunder will have been discharged, whether by performance, avoidance or otherwise. Each Guarantor acknowledges that, in providing benefits to Borrower, Administrative Agent and the Lending Parties are relying upon the enforceability of this Section 10.15 and the Guaranteed Obligations as separate and distinct Indebtedness of each such Guarantor, and each Guarantor agrees that Administrative Agent and the Lending Parties would be denied the full benefit of their bargain if at any time this Section 10.15 or the Guaranteed Obligations were treated any differently. The fact that the Guaranty is set forth in this Agreement rather than in a separate guaranty document is for the convenience of Borrower and each Guarantor and will in no way impair or adversely affect the rights or benefits of Administrative Agent and the Lending Parties under this Section 10.15. Each Guarantor agrees to execute and deliver a separate document, immediately upon request at any time of Administrative Agent or any Lending Party, evidencing each such Guarantor’s obligations under this Section 10.15. Upon the occurrence of any Event of Default, a separate action or actions may be brought against each such Guarantor, whether or not Borrower or any other Guarantor or any other Person is joined

152 213264226_7 therein or a separate action or actions are brought against Borrower or any such other Guarantor or any such other Person. (c) Insolvency Laws; Right of Contribution. (i) As used in this Section 10.15(c): (a) the term “Guarantor Applicable Insolvency Laws” means the Laws of any Governmental Authority relating to bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (including 11 U. S. C. §547, §548, §550 and other “avoidance” provisions of the Bankruptcy Code) as applicable in any proceeding in which the validity or enforceability of this Agreement or any other Loan Document against any Guarantor, or any Guarantor Specified Lien is in issue; and (b) “Guarantor Specified Lien” means any Lien from time to time granted by any Guarantor securing the Guaranteed Obligations. Notwithstanding any provision of this Agreement to the contrary, if, in any proceeding, a court of competent jurisdiction determines that with respect to any Guarantor, this Agreement or any other Loan Document or any Guarantor Specified Lien would, but for the operation of this Section 10.15(c), be subject to avoidance and/or recovery or be unenforceable by reason of Guarantor Applicable Insolvency Laws, this Agreement, such other Loan Document and each such Guarantor Specified Lien will be valid and enforceable against such Guarantor, only to the maximum extent that would not cause this Agreement, such other Loan Document or such Guarantor Specified Lien to be subject to avoidance, recovery or unenforceability. To the extent that any payment to, or realization by, Administrative Agent or any Lending Party on the Guaranty Obligations exceeds the limitations of this Section 10.15(c) and is otherwise subject to avoidance and recovery in any such proceeding, the amount subject to avoidance will in all events be limited to the amount by which such actual payment or realization exceeds such limitation, and this Agreement as limited will in all events remain in full force and effect and be fully enforceable against such Guarantor. This Section 10.15(c) is intended solely to reserve the rights of Administrative Agent and the Lending Parties hereunder against each Guarantor, in such proceeding to the maximum extent permitted by Guarantor Applicable Insolvency Laws and neither Borrower, nor any Guarantor or any other guarantor of the Obligations nor any other Person will have any right, claim or defense under this Section 10.15(c) that would not otherwise be available under Guarantor Applicable Insolvency Laws in such proceeding. (ii) Each Guarantor hereby agrees that, to the extent that any Guarantor will have paid an amount hereunder to or on behalf of Administrative Agent and the Lending Parties that is greater than the net value of the benefits received, directly or indirectly, by such paying Guarantor as a result of the Credit Extensions and other credit accommodations extended hereunder, such paying Guarantor will be entitled to contribution from any Guarantor that has not paid its proportionate share, based on benefits received as a result of the making and issuance of the Credit Extensions. Any amount payable as a contribution under this Section 10.15(c) will be determined as of the date on which the related payment or distribution is made by the Guarantor seeking contribution and each Guarantor acknowledges that the right to contribution hereunder will constitute an asset of such Guarantor to which such contribution is owed. Notwithstanding the foregoing, the provisions of this Section 10.15 (c) will in no respect limit the obligations and liabilities of any Guarantor to Administrative Agent and the Lending Parties hereunder or under any other Loan Document, and each Guarantor will remain jointly and severally liable for the full payment and performance of the Guaranty Obligations. (d) Liability of Guarantors. The liability of each Guarantor under this Section 10.15 will be irrevocable, absolute, independent and unconditional, and will not be affected by any circumstance that might constitute a discharge of a surety or guarantor other than the payment and performance in full of all Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows:

153 213264226_7 (i) such Guarantor’s liability hereunder will be the immediate, direct, and primary obligation of such Guarantor and will not be contingent upon Administrative Agent’s or any Lending Party’s exercise or enforcement of any remedy it may have against Borrower or any other Person, or against any collateral or other security for any Guaranteed Obligations; (ii) this Guaranty is a guaranty of payment when due and not merely of collectability; (iii) Administrative Agent and the Lending Parties may enforce this Section 10.15 upon the occurrence of an Event of Default notwithstanding the existence of any dispute among Administrative Agent and the Lending Parties, on the one hand, and Borrower or any other Person, on the other hand, with respect to the existence of such Event of Default; (iv) such Guarantor’s payment of a portion, but not all, of the Guaranteed Obligations will in no way limit, affect, modify or abridge such Guarantor’s liability for any portion of the Guaranteed Obligations remaining unsatisfied; and (v) such Guarantor’s liability with respect to the Guaranteed Obligations will remain in full force and effect without regard to, and will not be impaired or affected by, nor will such Guarantor be exonerated or discharged by, any of the following events: (A) any proceeding under any Debtor Relief Law; (B) any limitation, discharge, or cessation of the liability of Borrower or any Guarantor or other Person for any Guaranteed Obligations due to any applicable Law, or any invalidity or unenforceability in whole or in part of any of the Guaranteed Obligations or the Loan Documents; (C) any merger, acquisition, consolidation or change in structure of Borrower or any Guarantor or other Person, or any sale, lease, transfer or other disposition of any or all of the assets or shares of Borrower or any other Guarantor or Person; (D) any assignment or other transfer, in whole or in part, of Administrative Agent’s or any Lending Party’s interests in and rights under this Agreement (including this Section 10.15) or the other Loan Documents; (E) any claim, defense, counterclaim or setoff, other than that of prior performance, that Borrower, any Guarantor or any other Person may have or assert, including any defense of incapacity or lack of corporate or other authority to execute any of the Loan Documents; (F) Administrative Agent’s or any Lending Party’s amendment, modification, renewal, extension, cancellation or surrender of any Loan Document or any Guaranteed Obligations; (G) Administrative Agent’s or any Lending Party’s exercise or non-exercise of any power, right or remedy with respect to any Guaranteed Obligations or any collateral; (H) Administrative Agent’s or any Lending Party’s vote, claim, distribution, election, acceptance, action or inaction in any proceeding under any Debtor Relief Law; or

154 213264226_7 (I) any other guaranty, whether by such Guarantor or any other Person, of all or any part of the Guaranteed Obligations or any other indebtedness, obligations or liabilities of Borrower to Administrative Agent or any Lending Party. (e) Consents of Guarantors. Each Guarantor hereby unconditionally consents and agrees that, without notice to or further assent from any such Guarantor: (i) the principal amount of the Guaranteed Obligations may be increased or decreased and additional indebtedness or obligations of Borrower under the Loan Documents may be incurred and the time, manner, place or terms of any payment under any Loan Document may be extended or changed, by one or more amendments, modifications, renewals or extensions of any Loan Document or otherwise; (ii) the time for Borrower’s (or any other Person’s) performance of or compliance with any term, covenant or agreement on its part to be performed or observed under any Loan Document may be extended, or such performance or compliance waived, or failure in or departure from such performance or compliance consented to, all in such manner and upon such terms as Administrative Agent and the Lending Parties (as applicable under the relevant Loan Documents) may deem proper; (iii) Administrative Agent and the Lending Parties may request and accept other guaranties and may take and hold security as collateral for the Guaranteed Obligations, and may, from time to time, in whole or in part, exchange, sell, surrender, release, subordinate, modify, waive, rescind, compromise or extend such other guaranties or security and may permit or consent to any such action or the result of any such action, and may apply such security and direct the order or manner of sale thereof; and (iv) Administrative Agent or the Lending Parties may exercise, or waive or otherwise refrain from exercising, any other right, remedy, power or privilege even if the exercise thereof affects or eliminates any right of subrogation or any other right of such Guarantor against Borrower. (f) Guarantors’ Waivers. Each Guarantor hereby waives and agrees not to assert: (i) any right to require Administrative Agent or any Lending Party to proceed against Borrower, any other Guarantor or any other Person, or to pursue any other right, remedy, power or privilege of Administrative Agent or any Lending Party whatsoever; (ii) the defense of the statute of limitations in any action hereunder or for the collection or performance of the Guaranteed Obligations (and in this regard that the performance of any act or any payment which tolls any statute of limitations applicable to Obligations under any of the Loan Documents will similarly operate to toll the statute of limitations applicable to each such Guarantor’s liability hereunder); (iii) any defense arising by reason of any lack of corporate or other authority or any other defense of Borrower, such Guarantor or any other Person (other than payment in full of the Guaranteed Obligations); (iv) any defense based upon Administrative Agent’s or any Lending Party’s errors or omissions in the administration of the Guaranteed Obligations; (v) any rights to set-offs and counterclaims;

155 213264226_7 (vi) without limiting the generality of the foregoing, to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties, or that may conflict with the terms of this Section 10.15, including any and all benefits that otherwise might be available to such Guarantor under California Civil Code Sections 1432, 2809, 2810, 2815, 2819, 2839, 2845, 2848, 2849, 2850, 2899 and 3433 and California Code of Civil Procedure Sections 580a, 580b, 580d and 726; and (vii) any and all notice of the acceptance of this Guaranty, and any and all notice of the creation, renewal, modification, extension or accrual of the Guaranteed Obligations, or the reliance by Administrative Agent and the Lending Parties upon this Guaranty, or the exercise of any right, power or privilege hereunder. The Guaranteed Obligations will conclusively be deemed to have been created, contracted, incurred and permitted to exist in reliance upon this Guaranty. Each Guarantor waives promptness, diligence, presentment, protest, demand for payment, notice of default, dishonor or nonpayment and all other notices to or upon Borrower, any Guarantor or any other Person with respect to the Guaranteed Obligations. (g) Stay of Acceleration. If acceleration of the time for payment of any of the Obligations is stayed, in connection with any case commenced by or against Borrower under any Debtor Relief Law, or otherwise, all such amounts will nonetheless be jointly and severally payable by each Guarantor immediately upon demand by Administrative Agent. (h) Financial Condition of Borrower. No Guarantor will have any right to require Administrative Agent or any Lending Party to obtain or disclose any information with respect to (i) the financial condition or character of Borrower or the ability of Borrower to pay and perform the Guaranteed Obligations, (ii) the Guaranteed Obligations, (iii) any collateral or other security for any or all of the Guaranteed Obligations, (iv) the existence or nonexistence of any other guarantees of all or any part of the Guaranteed Obligations, (v) any action or inaction on the part of Administrative Agent or any Lending Party or any other Person or (vi) any other matter, fact or occurrence whatsoever. Each Guarantor hereby acknowledges that it has undertaken its own independent investigation of the financial condition of Borrower and all other matters pertaining to this Guaranty set forth in this Section 10.15 and further acknowledges that it is not relying in any manner upon any representation or statement of Administrative Agent or any Lending Party with respect thereto. (i) Subrogation. Until the Guaranteed Obligations have been paid and performed in full and the Aggregate Revolving Credit Commitments have been terminated, no Guarantor will directly or indirectly exercise (i) any rights that it may acquire by way of subrogation under this Section 10.15, by any payment hereunder or otherwise, (ii) any rights of contribution, indemnification, reimbursement or similar suretyship claims arising out of this Section 10.15 or (iii) any other right that it might otherwise have or acquire (in any way whatsoever) that could entitle it at any time to share or participate in any right, remedy or security of Administrative Agent or any Lending Party as against any Borrower or any other Guarantor or any other Person, whether in connection with this Section 10.15, any of the other Loan Documents or otherwise. (j) Subordination. All payments on account of all indebtedness, liabilities and other obligations of Borrower to any Guarantor, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined (the “Guarantor Subordinated Indebtedness”) will be subject, subordinate and junior in right of payment and exercise of remedies, to the extent and in the manner set forth herein, to the prior payment in full in Cash of the Guaranteed Obligations. As long as any of the Guaranteed Obligations (other than unasserted contingent indemnification obligations) will remain outstanding and unpaid, no Guarantor will accept or receive any payment or distribution by or on behalf of Borrower or any other Guarantor, directly or

156 213264226_7 indirectly, or assets of Borrower or any other Guarantor, of any kind or character, whether in Cash, property or securities, including on account of the purchase, redemption or other acquisition of Guarantor Subordinated Indebtedness, as a result of any collection, sale or other disposition of collateral, or by setoff, exchange or in any other manner, for or on account of the Guarantor Subordinated Indebtedness (“Guarantor Subordinated Indebtedness Payments”), except that, so long as an Event of Default has not occurred and is continuing, each Guarantor will be entitled to accept and receive payments on or in respect of its Guarantor Subordinated Indebtedness in accordance with customary business practices of such Guarantor and Borrower (or any other applicable Guarantor or other Person) and not in contravention of any Law or the terms of the Loan Documents. If any Guarantor Subordinated Indebtedness Payments will be received in contravention of this Section 10.15, such Guarantor Subordinated Indebtedness Payments will be held in trust for the benefit of Administrative Agent and the Lending Parties and will be paid over or delivered to Administrative Agent for application to the payment in full in Cash of all Guaranteed Obligations remaining unpaid to the extent necessary to give effect to this Section 10.15 after giving effect to any concurrent payments or distributions to Administrative Agent and the Lending Parties in respect of the Guaranteed Obligations. (k) Continuing Guaranty. The Guaranty set forth in this Section 10.15 is a continuing irrevocable guaranty and agreement of subordination and will continue in effect and be binding upon each Guarantor until termination of the Aggregate Revolving Credit Commitments and payment and performance in full of the Guaranteed Obligations, including Guaranteed Obligations which may exist continuously or which may arise from time to time under successive transactions, and each such Guarantor expressly acknowledges that this Guaranty will remain in full force and effect notwithstanding that there may be periods in which no Guaranteed Obligations exist. (l) Reinstatement. The Guaranty set forth in this Section 10.15 will continue to be effective or will be reinstated and revived, as the case may be, if, for any reason, any payment of the Guaranteed Obligations by or on behalf of Borrower (or receipt of any proceeds of collateral) will be rescinded, invalidated, declared to be fraudulent or preferential, set aside, voided or otherwise required to be repaid to Borrower, its estate, trustee, receiver or any other Person (including under any Debtor Relief Law), or must otherwise be restored by Administrative Agent or any Lending Party, whether as a result of proceedings under any Debtor Relief Law or otherwise. All losses, damages, costs and expenses that Administrative Agent, or any Lending Party may suffer or incur as a result of any voided or otherwise set aside payments will be specifically covered by the indemnity in favor of Administrative Agent and the Lending Parties contained in Section 10.04. (m) Substantial Benefits. The Credit Extensions provided to or for the benefit of Borrower hereunder by the Lending Parties have been and are to be contemporaneously used for the benefit of Borrower and each Guarantor. It is the position, intent and expectation of the parties that Borrower and each such Guarantor have derived and will derive significant and substantial direct and indirect benefits from the Credit Extensions to be made available by the Lending Parties under the Loan Documents. (n) Knowing and Explicit Waivers. Each Guarantor acknowledges that it either has obtained the advice of legal counsel or has had the opportunity to obtain such advice in connection with the terms and provisions of this Section 10.15. Each Guarantor acknowledges and agrees that each of the waivers and consents set forth herein is made with full knowledge of its significance and consequences, that all such waivers and consents herein are explicit and knowing and that each such Guarantor expects such waivers and consents to be fully enforceable.

157 213264226_7 (o) Release of Guaranty. Notwithstanding anything to the contrary in this Section 10.15: (i) if Borrower’s delivery of financial reports to Administrative Agent and the Lenders pursuant to Sections 6.01(c) or (b), as applicable, along with the accompanying Compliance Certificates, demonstrates to the reasonable satisfaction of Administrative Agent that any Guarantor that has been a Material Subsidiary is no longer a Material Subsidiary, and if no Event of Default has occurred and is continuing, Administrative Agent will, within fifteen (15) Business Days after the written request of Borrower to the Administrative Agent, terminate and release the Guaranty set forth in this Section 10.15 by such Guarantor of the Obligations; and (ii) to the extent permitted hereunder, upon a sale of all or substantially all of the assets or Equity Interests of a Guarantor (such that upon the consummation of such sale such Guarantor would cease to be a Material Subsidiary), such Guaranty of the Obligations shall be automatically released, and Administrative Agent will upon the consummation of such sale, and conditioned upon the effectiveness thereof, provide documentation evidencing the termination and release of such Guaranty set forth in this Section 10.15 by such Guarantor; provided that (A) such sale transaction is entered into for a bona fide business purpose (as determined in good faith by the Borrower) and, for the avoidance of doubt, not for the primary purpose of causing such release and (B) such assets or Equity Interests were not transferred to an Affiliate of the Borrower (other than for purposes of a bona fide joint venture arrangement on terms that are not less favorable than arm’s-length terms). If, while any Guarantor Subordinated Indebtedness is outstanding, any proceeding under any Debtor Relief Law is commenced by or against Borrower or its property, Administrative Agent, when so instructed by L/C Issuer, Swing Line Lender and Required Lenders, is hereby irrevocably authorized and empowered (in the name of the Lending Parties or in the name of any Guarantor or otherwise), but will have no obligation, to demand, sue for, collect and receive every payment or distribution in respect of all Guarantor Subordinated Indebtedness and give acquittances therefor and to file claims and proofs of claim and take such other action (including voting the Guarantor Subordinated Indebtedness) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of Administrative Agent and the Lending Parties; and each such Guarantor will promptly take such action as Administrative Agent (on instruction from L/C Issuer, Swing Line Lender and Required Lenders) may reasonably request (A) to collect the Guarantor Subordinated Indebtedness for the account of the Lending Parties and to file appropriate claims or proofs of claim in respect of the Guarantor Subordinated Indebtedness; (B) to execute and deliver to Administrative Agent such powers of attorney, assignments and other instruments as it may request to enable it to enforce any and all claims with respect to the Guarantor Subordinated Indebtedness; and (C) to collect and receive any and all Guarantor Subordinated Indebtedness Payments. (p) Keepwell. Each Qualified ECP Guarantor hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds and other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guaranty and the other Loan Documents in respect of Hedging Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 10.15 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 10.15, or otherwise under this Agreement or any other Loan Document, voidable under Debtor Relief Laws and not for any greater amount). Subject to Section 10.15(l), the obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until all of the Guaranteed Obligations and all the obligations of the Guarantors shall have been paid in full and the Commitments terminated. Each Qualified ECP Guarantor intends that this Section constitute, and this Section 10.15(p) shall be deemed to constitute, a “keepwell, support or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

158 213264226_7 Section 10.16 Governing Law; Jurisdiction; Etc. (a) Governing Law. This Agreement and the other Loan Documents and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby will be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of law that would apply the laws of any other jurisdiction, other than New York General Obligations Law 5-1401 and 5-1402. (b) Submission to Jurisdiction. Borrower and each other Loan Party party hereto each irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against Administrative Agent, any Lending Party or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the Supreme Court of the State of New York sitting in New York County in the Borough of Manhattan and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the exclusive (subject only to the last sentence of this Section 10.16(b)) jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State Court or, to the fullest extent permitted by applicable Law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this Agreement or in any other Loan Document will affect any right that Administrative Agent or any Lending Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or any of its properties in the courts of any other jurisdiction. (c) Waiver of Venue. Each party hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in Section 10.16(b). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 10.02. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable Law. Section 10.17 Waiver of Right to Jury Trial. (a) BORROWER AND EACH OTHER LOAN PARTY, ADMINISTRATIVE AGENT AND EACH LENDING PARTY HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH PARTY HERETO HEREBY

159 213264226_7 ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH OTHER PARTY HERETO ENTERING INTO THIS AGREEMENT. (b) EACH OF THE PARTIES HERETO REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL ON SUCH MATTERS. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. (c) TO THE EXTENT THAT THE WAIVER OF JURY TRIAL IN SECTION 10.17(a) IS UNENFORCEABLE, THE PARTIES HERETO DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE OR RETIRED JUDGE APPLYING THE APPLICABLE LAW. THEREFOR, THE PARTIES HERETO AGREE TO REFER, FOR A COMPLETE AND FINAL ADJUDICATION, ANY AND ALL ISSUES OF FACT OR LAW INVOLVED IN ANY LITIGATION OR PROCEEDING (INCLUDING ALL DISCOVERY AND LAW AND MOTION MATTERS, PRETRIAL MOTIONS, TRIAL MATTERS, AND POST-TRIAL MOTIONS (E.G., MOTIONS FOR RECONSIDERATION, NEW TRIAL AND TO TAX COSTS, ATTORNEY FEES AND PREJUDGMENT INTEREST)) UP TO AND INCLUDING FINAL JUDGMENT, BROUGHT TO RESOLVE ANY DISPUTE (WHETHER SOUNDING IN CONTRACT, TORT, UNDER ANY STATUTE, OR OTHERWISE) BETWEEN THE LENDER AND BORROWER ARISING OUT OF, CONNECTED WITH, OR RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE PARTIES IN CONNECTION WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO AND THERETO, TO A JUDICIAL REFEREE WHO WILL BE APPOINTED UNDER A GENERAL REFERENCE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 638. THE REFEREE’S DECISION WOULD STAND AS THE DECISION OF THE COURT, WITH JUDGMENT TO BE ENTERED ON HIS STATEMENT OF DECISION IN THE SAME MANNER AS IF THE ACTION HAD BEEN TRIED BY THE COURT. ADMINISTRATIVE AGENT AND BORROWER WILL SELECT A SINGLE NEUTRAL REFEREE, WHO WILL BE A RETIRED STATE OR FEDERAL JUDGE WITH AT LEAST FIVE YEARS OF JUDICIAL EXPERIENCE IN CIVIL MATTERS. IN THE EVENT THAT ADMINISTRATIVE AGENT AND BORROWER CANNOT AGREE UPON A REFEREE, THE REFEREE WILL BE APPOINTED BY THE COURT. THE LOAN PARTIES WILL JOINTLY AND SEVERALLY BEAR THE FEES AND EXPENSES OF THE REFEREE UNLESS THE REFEREE OTHERWISE PROVIDES IN THE STATEMENT OF DECISION. EACH PARTY AGREES THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10.17 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE REFERENCE TO A JUDICIAL REFEREE AS PROVIDED ABOVE. Section 10.18 Judgment Currency. If, for the purpose of obtaining judgment in any court or obtaining an order enforcing a judgment, it becomes necessary to convert any amount due under this Agreement in Dollars or in any other currency (hereinafter in this Section 10.18 called the “first currency”) into any other currency (hereinafter in this Section 10.18 called the “second currency”), then the conversion will be made at the rate of exchange at which in accordance with normal banking procedures Administrative Agent could purchase the first currency with such second currency at Administrative Agent’s close of business on the Business Day next preceding the day on which the judgment is given or (as the case may be) the order is made. Any payment made to Administrative Agent or any Lending Party pursuant to this Agreement in the second currency will constitute a discharge of the obligations of Borrower to pay to Administrative Agent and the Lending Parties any amount originally due to Administrative Agent and the Lending Parties in the first currency under this Agreement only to the extent of the amount of the first currency which Administrative Agent and each of the Lending Parties is able, on the date of the receipt by it of such payment in any second currency, to purchase, in accordance with Administrative Agent’s and

160 213264226_7 such Lending Party’s normal banking procedures, with the amount of such second currency so received. If the amount of the first currency falls short of the amount originally due to Administrative Agent and the Lending Parties in the first currency under this Agreement, Borrower hereby agrees that it will indemnify each of Administrative Agent and each of the Lending Parties against and save each of Administrative Agent and each of the Lending Parties harmless from any shortfall so arising. This indemnity will constitute an obligation of Borrower separate and independent from the other obligations contained in this Agreement, will give rise to a separate and independent cause of action and will continue in full force and effect notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due to Administrative Agent or any Lending Party under this Agreement or under any such judgment or order. Any such shortfall will be deemed to constitute a loss suffered by each of Administrative Agent and each such Lending Party, as the case may be; provided that Administrative Agent and each such Lending Party will provide documentary proof or evidence of any actual loss. The covenant contained in this Section 10.18 will survive the payment in full of all of the other Obligations of Borrower under this Agreement and the other Loan Documents. Section 10.19 Cashless Settlement. Notwithstanding anything to the contrary contained in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved in writing by Borrower, Administrative Agent and such Lender. Section 10.20 No Advisory or Fiduciary Responsibility. (a) In connection with all aspects of each transaction contemplated hereby, each Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that (i) the facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between Borrower and its Affiliates, on the one hand, and Administrative Agent, the Arrangers and the Lending Parties, on the other hand, and Borrower is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof), (ii) in connection with the process leading to such transaction, each of Administrative Agent, the Arrangers and the Lending Parties is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for Borrower or any of its Affiliates, stockholders, creditors or employees or any other Person, (iii) none of Administrative Agent, the Arrangers or the Lending Parties has assumed or will assume an advisory, agency or fiduciary responsibility in favor of Borrower with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether any Arranger or any Lending Party has advised or is currently advising Borrower or any of its Affiliates on other matters) and none of Administrative Agent, the Arrangers or the Lending Parties has any obligation to Borrower or any of its Affiliates with respect to the financing transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents, (iv) the Arrangers and the Lending Parties and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from, and may conflict with, those of Borrower and its Affiliates, and none of Administrative Agent, the Arrangers or the Lending Parties has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship and (v) Administrative Agent, the Arrangers and the Lending Parties have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Loan Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate.

161 213264226_7 (b) Each Loan Party acknowledges and agrees that each Lending Party and each Arranger and any Affiliate thereof may lend money to, invest in, and generally engage in any kind of business with, any of Borrower, any Affiliate thereof or any other person or entity that may do business with or own securities of any of the foregoing, all as if such Lending Party or Arranger or Affiliate thereof were not a Lending Party, an Arranger or an Affiliate thereof (or an agent or any other person with any similar role under the credit facilities provided for hereunder) and without any duty to account therefor to any other Lending Party or Arranger, to Borrower or to any Affiliate of the foregoing. Each Lending Party and Arranger and any Affiliate thereof may accept fees and other consideration from Borrower or any Affiliate thereof for services in connection with this Agreement, the credit facilities provided for hereunder or otherwise without having to account for the same to any other Lending Party, Arranger, Borrower or any Affiliate of the foregoing. Section 10.21 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. Section 10.22 PATRIOT Act. Each Lender that is subject to the PATRIOT Act and Administrative Agent (for itself and not on behalf of any Lender) hereby notifies Borrower that pursuant to the requirements of the PATRIOT Act, it is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and such other information that will allow each such Lender or Administrative Agent, as applicable, to identify Borrower in accordance with the PATRIOT Act. Borrower shall, promptly following a request by Administrative Agent or any Lender, provide all documentation and other information that Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including PATRIOT Act. Section 10.23 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Contracts or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the

162 213264226_7 Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. (b) In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. Section 10.24 Amendment and Restatement; No Novation. This Agreement constitutes an amendment and restatement of the Existing Credit Agreement, effective from and after the Closing Date. The execution and delivery of this Agreement shall not constitute a novation of any indebtedness or other obligations owing to the Lenders or the Administrative Agent under the Existing Credit Agreement based on facts or events occurring or existing prior to the execution and delivery of this Agreement. On the Closing Date, the credit facilities described in the Existing Credit Agreement shall be amended, supplemented, modified and restated in their entirety by the facilities described herein, and all loans and other obligations of the Borrower outstanding as of such date under the Existing Credit Agreement, shall be deemed to be loans and obligations outstanding under the corresponding facilities described herein, without any further action by any Person, except that the Administrative Agent shall make such transfers of funds as are necessary in order that the outstanding balance of such loans, together with any Loans funded on the Closing Date, reflect the respective Revolving Credit Commitment of the Lenders hereunder. [Signature pages follow]

Simpson Manufacturing Co., Inc. Second Amended and Restated Credit Agreement Signature Page IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed as of the date first written above. BORROWER: SIMPSON MANUFACTURING CO., INC. By: /s/ Matt Dunn Name: Matt Dunn Title: Chief Financial Officer and Treasurer GUARANTORS: SIMPSON STRONG-TIE COMPANY INC. SIMPSON STRONG-TIE INTERNATIONAL, INC. By: /s/ Matt Dunn By: /s/ Matt Dunn Name: Matt Dunn Name: Matt Dunn Title: Chief Financial Officer and Treasurer Title: Chief Financial Officer and Treasurer

Simpson Manufacturing Co., Inc. Second Amended and Restated Credit Agreement Signature Page ADMINISTRATIVE AGENT AND LENDERS: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swing Line Lender, L/C Issuer and Lender By: /s/ Gerrit J. Buddingh Name: Gerrit J. Buddingh Title: Executive Director

Simpson Manufacturing Co., Inc. Second Amended and Restated Credit Agreement Signature Page U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Andrew Keeney Name: Andrew Keeney Title: Senior Vice President

Simpson Manufacturing Co., Inc. Second Amended and Restated Credit Agreement Signature Page BANK OF AMERICA, N.A., as a Lender By: /s/ Jason Eshler Name: Jason Eshler Title: SVP

Simpson Manufacturing Co., Inc. Second Amended and Restated Credit Agreement Signature Page PNC BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Reed Bihary Name: Reed Bihary Title: Assistant Vice President

Simpson Manufacturing Co., Inc. Second Amended and Restated Credit Agreement Signature Page BANK OF MONTREAL, as a Lender By: /s/ Eric Lo Name: Eric Lo Title: Managing Director By: /s/ Rachel Simister Name: Rachel Simister Title: Managing Director

Simpson Manufacturing Co., Inc. Second Amended and Restated Credit Agreement Signature Page HSBC BANK USA, N.A., as a Lender By: /s/ Radmila Stolle Name: Radmila Stolle Title: Director